UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05809
                                                     ---------------------

                  Nuveen Performance Plus Municipal Fund, Inc.
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: October 31
                                           ------------------

                  Date of reporting period: April 30, 2009
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.


                                                        LOGO: NUVEEN Investments

Closed-End Funds

--------------------------------------------------------------------------------
Nuveen Investments
Municipal Closed-End Funds
IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Semi-Annual Report
April 30, 2009
--------------------------------------------------------------------------------

------------------  ------------------  ------------------  -------------------
NUVEEN PERFORMANCE  NUVEEN MUNICIPAL    NUVEEN MUNICIPAL    NUVEEN DIVIDEND
PLUS MUNICIPAL      ADVANTAGE           MARKET OPPORTUNITY  ADVANTAGE
FUND, INC.          FUND, INC.          FUND, INC.          MUNICIPAL FUND
NPP                 NMA                 NMO                 NAD

------------------  ------------------
NUVEEN DIVIDEND     NUVEEN DIVIDEND
ADVANTAGE           ADVANTAGE
MUNICIPAL FUND 2    MUNICIPAL FUND 3
NXZ                 NZF

                                   (April 09)

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OR

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If you receive your Nuveen Fund dividends and statements directly from Nuveen.

                                                        LOGO: NUVEEN Investments

Chairman's
Letter to Shareholders

[PHOTO OF ROBERT P. BREMNER]

DEAR SHAREHOLDER,

The problems in the U.S. financial system and the slowdown in global economic activity continue to create a very difficult environment for the U.S. economy. The administration, the Federal Reserve System and Congress have initiated a variety of programs directed at restoring liquidity to the financial markets, providing financial support for critical financial institutions and stimulating economic activity. There are encouraging signs that these initiatives are beginning to have a constructive impact. It is not possible to predict whether the actions taken to date will be sufficient to restore more normal conditions in the financial markets or enable the economy to stabilize and set a course toward recovery. However, the speed and scope of the government's actions are very encouraging and more importantly, reflect a commitment to act decisively to meet the economic challenges we face.

The performance information in the attached report reflects the impact of many forces at work in the equity and fixed income markets. The comments by the portfolio managers describe the strategies being used to pursue your Fund's long-term investment goals. Parts of the financial markets continue to experience serious dislocations and thorough research and strong investment disciplines have never been more important in identifying risks and opportunities. I hope you will read this information carefully.

Your Board is particularly sensitive to our shareholders' concerns in these uncertain times. We believe that frequent and thorough communication is essential in this regard and encourage you to visit the Nuveen website: www.nuveen.com, for recent developments in all Nuveen funds. We also encourage you to communicate with your financial consultant for answers to your questions and to seek advice on your long-term investment strategy in the current market environment.

Nuveen continues to work on resolving the issues related to the auction rate preferred shares situation, but the unsettled conditions in the credit markets have slowed progress. Nuveen is actively pursuing a number of solutions, all with the goal of providing liquidity for preferred shareholders while preserving the potential benefits of leverage for common shareholders. We appreciate the patience you have shown as we work through the many issues involved.

On behalf of myself and the other members of your Fund's Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

/S/ Robert P. Bremner

Robert P. Bremner
Chairman of the Nuveen Fund Board
June 19, 2009

                                                            Nuveen Investments 3

PORTFOLIO MANAGERS' COMMENTS

NUVEEN INVESTMENTS MUNICIPAL CLOSED-END FUNDS NPP, NMA, NMO, NAD, NXZ, NZF

Portfolio managers Tom Spalding and Paul Brennan review key investment strategies and the six-month performance of these six national Funds. A 33-year veteran of Nuveen, Tom has managed NXZ since its inception in 2001 and NPP, NMA, NMO and NAD since 2003. With 20 years of industry experience, including twelve years at Nuveen, Paul assumed portfolio management responsibility for NZF in 2006.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUNDS DURING THE SIX-MONTH PERIOD ENDED APRIL 30, 2009?

During this time, the municipal market remained under pressure from price volatility, reduced liquidity and fundamental economic concerns. After a very difficult start to the period, market conditions began to show signs of improvement in mid-December 2008 and municipal bonds were on an improving trend during the first four months of 2009. In this environment, we continued to focus on finding bonds that offered relative value while seeking to manage liquidity and invest for the long term.

Much of our investment activity during this period was driven by opportunities created by market conditions. We sought to capitalize on this environment by continuing to take a bottom-up approach to finding undervalued sectors and individual credits with the potential to perform well over the long term. This was true in both the new issuance (or primary) municipal bond market and secondary markets. In the new issuance market, we found bonds with better structures (such as higher coupons or longer call protection) than we have seen in a long time, as market conditions required issuers to enhance offerings to make them more attractive to buyers. In the secondary markets, we were able to purchase bonds, especially lower-rated issues, at discounted prices as the result of selling by some municipal market participants, particularly in November and December 2008.

Although we were able to find some bonds at extremely discounted prices during this period, our emphasis was always on carefully selecting bonds we believed to offer exceptional value. In general, the bonds we purchased were ones where we were already familiar with the credit being offered or where we were adding to positions or sectors currently held in the portfolio. Our focus was on bonds issued by essential service providers--including water and sewer, utilities, local public schools, hospitals and state and local general obligation and other tax-backed bonds--with the view that these issuers would continue to have the resources necessary to cover debt service in a difficult economic environment. In general, we focused our purchases on bonds with longer maturities.

CERTAIN STATEMENTS IN THIS REPORT ARE FORWARD-LOOKING STATEMENTS. DISCUSSIONS OF SPECIFIC INVESTMENTS ARE FOR ILLUSTRATION ONLY AND ARE NOT INTENDED AS RECOMMENDATIONS OF INDIVIDUAL INVESTMENTS. THE FORWARD-LOOKING STATEMENTS AND OTHER VIEWS EXPRESSED HEREIN ARE THOSE OF THE PORTFOLIO MANAGERS AS OF THE DATE OF THIS REPORT. ACTUAL FUTURE RESULTS OR OCCURRENCES MAY DIFFER SIGNIFICANTLY FROM THOSE ANTICIPATED IN ANY FORWARD-LOOKING STATEMENTS AND THE VIEWS EXPRESSED HEREIN ARE SUBJECT TO CHANGE AT ANY TIME, DUE TO NUMEROUS MARKET AND OTHER FACTORS. THE FUNDS DISCLAIM ANY OBLIGATION TO UPDATE PUBLICLY OR REVISE ANY FORWARD-LOOKING STATEMENTS OR VIEWS EXPRESSED HEREIN.

4 Nuveen Investments

Some of the cash needed for new purchases was generated by bond calls and redemptions. We also monitored the types of credits and bond structures that were attractive to the retail market and took advantage of strong bids to sell selected bonds into relatively consistent retail demand. The bonds we sold tended to have shorter maturities, as these generally offered more liquidity and were in greater demand by retail buyers.

We continued to use inverse floating rate securities(1) in all six Funds. We employed inverse floaters for a variety of reasons, including duration(2) management, income enhancement, and as a form of leverage. NZF also invested in additional types of derivatives(3) intended to help manage its duration and common share net asset value (NAV) volatility without having a negative impact on its income stream or common share dividends over the short term. As of April 30, 2009, the inverse floaters remained in place in all six Funds, while we had removed the derivative positions from NZF.

HOW DID THE FUNDS PERFORM?

Individual results for these Funds, as well as relevant index and peer group information, are presented in the accompanying table.

AVERAGE ANNUAL TOTAL RETURNS ON COMMON SHARE NET ASSET VALUE* FOR PERIODS ENDED 4/30/09

                                           SIX-MONTH   1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
NPP                                           10.01%   -2.68%    3.22%     4.73%
NMA                                           10.53%   -4.88%    2.39%     4.56%
NMO                                            6.91%   -5.43%    2.39%     3.89%
NAD                                           10.58%   -6.04%    2.48%       N/A
NXZ                                            8.83%   -5.01%    3.90%       N/A
NZF                                           12.01%   -4.24%    3.75%       N/A

Lipper General Leveraged Municipal Debt
Funds Average(4)                               9.55%   -8.84%    1.64%     3.73%

Barclays Capital Municipal Bond Index(5)       8.20%    3.11%    4.11%     4.78%

S&P National Municipal Bond Index(6)           7.73%    1.14%    3.84%     4.61%
--------------------------------------------------------------------------------

For the six months ended April 30, 2009, the cumulative returns on common share NAV for NPP, NMA, NAD and NZF exceeded the average return for the Lipper General Leveraged Municipal Debt Funds Average, while NMO and NXZ slightly underperformed. For the same period, NPP, NMA, NAD, NXZ and NZF outperformed the returns on both the Barclays Capital Municipal Bond Index and the Standard & Poor's (S&P) National Municipal Bond Index, while NMO lagged the returns for these two indexes.

Key management factors that influenced the Funds' returns during this six-month period included duration and yield curve positioning, the use of derivatives, credit and sector allocations and individual security selection. In addition, the use of leverage was an important factor affecting the Funds' performances over this period. The impact of leverage is discussed in more detail on page 7.

Over this period, the municipal bond yield curve remained steep, with longer-term yields significantly higher than shorter-term yields. Bonds in the Barclays Capital Municipal Bond

* Six-month returns are cumulative; returns for one-year, five-year, and ten-year are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

1 An inverse floating rate security, also known as inverse floaters, is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in this Report sections of this report.

2 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

3 Each Fund may invest in derivative instruments such as forwards, futures, options and swap transactions. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, see the Portfolio of Investments, Financial Statements, and Notes to Financial Statements sections of this report.

4 The Lipper General Leveraged Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: Six months, 54 funds; 1-year, 54 funds; 5-year, 52 funds; and 10-year, 38 funds. Fund and Lipper returns assume reinvestment of dividends.

5 The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is an unleveraged, unmanaged national index comprising a broad range of investment-grade municipal bonds. Results for the Barclays Capital index do not reflect any expenses.

6 The Standard & Poor's (S&P) National Municipal Bond Index is an unleveraged, market value-weighted index designed to measure the performance of the U.S. municipal bond market.

                                                            Nuveen Investments 5

Index maturing in ten years or more, especially bonds with maturities of approximately 15 years and 22 years and longer, benefited the most from this interest rate environment. While NAD and NMA had relatively better overall duration and yield curve positioning than NMO and NXZ, all six Funds had good exposure to the longer part of the yield curve, which benefited their performances during this period.

As mentioned earlier, all these Funds continued to use inverse floating rate securities. During this six-month period, these instruments generally had a positive impact on the Funds' overall performances, while also helping to support their income streams. In addition, NZF, which had a duration that was shorter than our strategic target, used derivative positions during part of this period to synthetically extend its duration closer to our target level. These derivative positions, which boosted the Fund's interest rate sensitivity, performed well and made a positive contribution to NZF's return.

Credit quality exposure was also an important positive performance factor. Risk-averse investors put a priority on higher quality investments, causing bonds with higher credit quality to typically perform very well. Bonds rated BBB or below and non-rated bonds generally posted poorer returns.

Bonds supporting "essential service" sectors provided the biggest boost to the Funds' returns during this period and included general obligation/tax-supported, utility and health care sectors. On the whole, the Funds had good weightings in the top-performing sectors.

The Funds' sector allocations that generally detracted from the performance included industrial development revenue (IDR) and resource recovery bonds. Zero coupon bonds also were among the worst performing categories in the municipal market. NMO, in particular, had a relatively high concentration of zero coupon bonds, which hurt its return for the period. Lower-rated bonds backed by the 1998 master tobacco settlement agreement performed poorly and pre-refunded(7) bonds, which had been the top-performing segment of the municipal market for some time, also underperformed. As of April 30, 2009, NMO and NXZ had the heaviest weightings of pre-refunded bonds among these Funds.

Individual security selection was also a factor in the Funds' performances during this period. In particular, NMO's returns were negatively impacted by its holding of Ambac-insured bonds issued for the Las Vegas monorail project, which links various casinos on the Las Vegas strip. The project has struggled to build ridership and turn a profit, and proposals to extend the monorail to McCarran International Airport remain on hold. NPP, NMA, NAD, NXZ and NZF had smaller holdings of the monorail bonds. Also during this period, the Funds' returns were impacted to varying degrees by their holdings of insured bonds. As noted below, many insurers have seen their credit ratings downgraded, causing the bonds they issued to begin trading according to their underlying credit characteristics. While the insured bond segment of the municipal market generally performed very well during this six-month period, insured bonds with weaker underlying credits rated BBB or non-rated, originally purchased because of the higher yields they offered, generally underperformed insured bonds with underlying credits rated AA or A.

7 Pre-refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

6 Nuveen Investments

IMPACT OF THE FUNDS' CAPITAL STRUCTURES AND LEVERAGE STRATEGIES ON PERFORMANCE

In addition to the factors previously discussed, one of the primary reasons for the strong six-month returns recorded by Funds was the Funds' use of financial leverage. This positive contribution to performance stands in sharp contrast to the preceding six-month period, when leverage had a generally detrimental impact on the Funds' returns. This can be seen by comparing the six-month and one-year Fund returns shown on page 5.

Financial leverage offers opportunities to generate additional income and total return for common shareholders under a variety of market conditions. However, leverage may work to the common shareholders' disadvantage during periods when bond prices are extraordinarily volatile or in sharp decline. During the six months covered by this report, overall conditions within the municipal bond market were relatively favorable, in contrast to the relatively unfavorable market conditions during the fall of 2008.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES

Another factor that had an impact on the performance of these Funds was their positions in bonds backed by municipal bond insurers that experienced downgrades in their credit ratings. At the time this report was prepared, there were no bond insurers rated AAA by all three of the major rating agencies (Moody's Investor Service, S&P and Fitch) and at least one rating agency has placed each insurer on "negative credit watch," "credit watch evolving," "credit outlook developing," or "rating withdrawn," which may presage one or more rating reductions in the future. As concern increased about the balance sheets of insurers, prices on insured bonds - especially those bonds issued by weaker underlying credits - declined, detracting from the Funds' performance. By the end of this period, most insured bonds were being valued according to their fundamentals as if they were uninsured. On the whole, the holdings of all these Funds continued to be well diversified, and it is important to note that municipal bonds historically have had a very low rate of default.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED SECURITIES MARKETS

As noted in past shareholder reports, beginning in February 2008, more shares were submitted for sale in the regularly scheduled auctions for the auction rate preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many, or all, of the Funds' auction rate preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction rate preferred shares did not lower the credit quality of these shares, and auction rate preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions, as calculated in accordance with the pre-established terms of the auction rate preferred shares.

These developments generally have not affected the portfolio management or investment policies of these Funds. However, one continuing implication for common shareholders of these auction failures is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions

                                                            Nuveen Investments 7
continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise might have been.

As noted in the last shareholder report, the Funds' Board of Directors/Trustees authorized a plan to use tender option bonds (TOBs), also known as floating rate securities, to refinance a portion of the Funds' outstanding auction rate preferred shares. As of April 30, 2009, the amount of auction rate preferred securities redeemed by the Funds are as shown in the accompanying table.

                                                AUCTION RATE       % OF ORIGINAL
                                            PREFERRED SHARES        AUCTION RATE
                                                    REDEEMED    PREFERRED SHARES
--------------------------------------------------------------------------------

NPP                                         $     53,625,000               11.2%
NMA                                         $     59,325,000               16.6%
NMO                                         $     33,325,000                8.8%
NAD                                         $     28,200,000                9.6%
NXZ                                         $    222,000,000              100.0%
NZF                                         $     75,050,000               24.1%
--------------------------------------------------------------------------------

As noted in the last shareholder report, all of NXZ's redemptions were achieved through the issuance of variable rate demand preferred shares (VRDP) in conjunction with the proceeds from the creation of TOBs. VRDP is a new instrument designed to replace the auction rate preferred shares used as leverage in Nuveen closed-end funds. VRDP is offered only to qualified institutional buyers, defined pursuant to Rule 144A under the Securities Act of 1933. As of April 30, 2009, NXZ has $196 million of VRDP outstanding.

While the Funds' Board of Directors/Trustees and management continue to work to resolve this situation, the Funds cannot provide any assurance on when the remaining outstanding auction rate preferred shares might be redeemed.

As of April 30, 2009, sixty-seven Nuveen closed-end municipal funds have redeemed and/or noticed for redemption at par a portion of their outstanding auction rate preferred shares. These redemptions bring the total amount of Nuveen's municipal closed-end funds' auction rate preferred share redemptions to approximately $2.1 billion of the original $11 billion outstanding.

For up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

8 Nuveen Investments

COMMON SHARE DIVIDEND AND SHARE PRICE INFORMATION

During the six-month period ended April 30, 2009, NPP, NMA, NMO and NZF each had one monthly dividend increase, while the dividends of NAD and NXZ remained stable throughout the period.

As the result of normal portfolio activity, common shareholders of the following Funds received net ordinary income distributions at the end of December 2008 as follows:

                                                         NET ORDINARY INCOME
                                                                  (PER SHARE)
--------------------------------------------------------------------------------
NPP                                                                  $0.0007
NMA                                                                  $0.0021
NZF                                                                  $0.0057
--------------------------------------------------------------------------------

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of April 30, 2009, all six Funds had positive UNII balances, based upon our best estimate, for tax purposes, and positive UNII balances for financial statement purposes.

                                                            Nuveen Investments 9

COMMON SHARE REPURCHASE AND SHARE PRICE INFORMATION

The Funds' Board of Directors/Trustees approved an open-market share repurchase program on July 30, 2008, under which each Fund may repurchase an aggregate of up to 10% of its outstanding common shares. Since the inception of this program, the Funds have not repurchased any of their outstanding common shares.

As of April 30, 2009, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:

                                                     4/30/09           SIX-MONTH
                                                    DISCOUNT    AVERAGE DISCOUNT
--------------------------------------------------------------------------------
NPP                                                   -8.47%             -11.61%
NMA                                                   -5.63%              -7.73%
NMO                                                   -7.57%             -11.47%
NAD                                                   -6.98%             -11.17%
NXZ                                                   -4.19%              -7.36%
NZF                                                   -7.55%             -12.26%
--------------------------------------------------------------------------------

10 Nuveen Investments

NPP Performance OVERVIEW | Nuveen Performance Plus Municipal Fund, Inc.
                           as of April 30, 2009

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   47%
AA                                                                           29%
A                                                                            11%
BBB                                                                          10%
BB or Lower                                                                   1%
N/R                                                                           2%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                  [BAR CHART]

May                                                                   $  0.0575
Jun                                                                      0.0575
Jul                                                                      0.0575
Aug                                                                      0.0575
Sep                                                                      0.0605
Oct                                                                      0.0605
Nov                                                                      0.0605
Dec                                                                      0.0605
Jan                                                                      0.0605
Feb                                                                      0.0605
Mar                                                                      0.0645
Apr                                                                      0.0645

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                               $    13.4
                                                                          13.46
                                                                          13.48
                                                                          13.53
                                                                          13.56
                                                                          13.53
                                                                          13.49
                                                                          13.15
                                                                          12.86
                                                                          12.95
                                                                          13.06
                                                                          13.06
                                                                          12.71
                                                                          12.64
                                                                          12.58
                                                                          12.74
                                                                          12.74
                                                                          12.76
                                                                          12.87
                                                                          12.97
                                                                          12.69
                                                                          12.28
                                                                          11.43
                                                                          11.32
                                                                           8.35
                                                                          10.24
                                                                          11.72
                                                                           11.5
                                                                          11.86
                                                                           11.5
                                                                          10.08
                                                                           11.1
                                                                          10.39
                                                                            9.4
                                                                          10.39
                                                                          10.49
                                                                          11.55
                                                                          12.29
                                                                           12.3
                                                                          12.17
                                                                          12.17
                                                                          12.15
                                                                          12.06
                                                                          11.39
                                                                          11.75
                                                                          11.12
                                                                          11.68
                                                                          11.79
                                                                          12.03
                                                                          12.02
                                                                          11.96
                                                                          12.11
                                                                           12.2
4/30/09                                                                   12.42

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $    12.42
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                       $    13.57
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -8.47%
--------------------------------------------------------------------------------
Market Yield                                                               6.23%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                8.65%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                  $  812,988
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                      13.97
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 11.67
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/22/89)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                11.45%        10.01%
--------------------------------------------------------------------------------
1-Year                                                      -1.19%        -2.68%
--------------------------------------------------------------------------------
5-Year                                                       4.25%         3.22%
--------------------------------------------------------------------------------
10-Year                                                      4.40%         4.73%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Illinois                                                                   16.3%
--------------------------------------------------------------------------------
California                                                                 10.1%
--------------------------------------------------------------------------------
New Jersey                                                                  5.2%
--------------------------------------------------------------------------------
New York                                                                    5.1%
--------------------------------------------------------------------------------
Florida                                                                     5.0%
--------------------------------------------------------------------------------
Texas                                                                       4.8%
--------------------------------------------------------------------------------
Colorado                                                                    4.5%
--------------------------------------------------------------------------------
Ohio                                                                        4.2%
--------------------------------------------------------------------------------
Massachusetts                                                               3.8%
--------------------------------------------------------------------------------
Indiana                                                                     3.8%
--------------------------------------------------------------------------------
Washington                                                                  3.5%
--------------------------------------------------------------------------------
Michigan                                                                    3.2%
--------------------------------------------------------------------------------
South Carolina                                                              2.8%
--------------------------------------------------------------------------------
Georgia                                                                     2.2%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.1%
--------------------------------------------------------------------------------
Utah                                                                        2.1%
--------------------------------------------------------------------------------
Minnesota                                                                   2.0%
--------------------------------------------------------------------------------
Wisconsin                                                                   1.9%
--------------------------------------------------------------------------------
Louisiana                                                                   1.8%
--------------------------------------------------------------------------------
Nevada                                                                      1.7%
--------------------------------------------------------------------------------
Other                                                                      13.9%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            24.0%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     16.0%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     15.4%
--------------------------------------------------------------------------------
Transportation                                                             11.0%
--------------------------------------------------------------------------------
Utilities                                                                   9.5%
--------------------------------------------------------------------------------
Health Care                                                                 9.3%
--------------------------------------------------------------------------------
Other                                                                      14.8%
--------------------------------------------------------------------------------

1 The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3 The Fund paid shareholders a net ordinary income distribution in December 2008 of $0.007 per share.

                                                           Nuveen Investments 11

NMA Performance OVERVIEW | Nuveen Municipal Advantage Fund, Inc.
                           as of April 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $    12.24
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                       $    12.97
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -5.63%
--------------------------------------------------------------------------------
Market Yield                                                               6.67%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                9.26%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                  $  560,322
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                      15.01
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 13.09
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 12/19/89)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                11.04%        10.53%
--------------------------------------------------------------------------------
1-Year                                                      -3.63%        -4.88%
--------------------------------------------------------------------------------
5-Year                                                       3.14%         2.39%
--------------------------------------------------------------------------------
10-Year                                                      3.93%         4.56%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
California                                                                 11.5%
--------------------------------------------------------------------------------
Illinois                                                                   10.2%
--------------------------------------------------------------------------------
Washington                                                                  9.4%
--------------------------------------------------------------------------------
Texas                                                                       9.2%
--------------------------------------------------------------------------------
Louisiana                                                                   8.4%
--------------------------------------------------------------------------------
New York                                                                    7.0%
--------------------------------------------------------------------------------
Colorado                                                                    4.8%
--------------------------------------------------------------------------------
Ohio                                                                        4.8%
--------------------------------------------------------------------------------
Tennessee                                                                   4.1%
--------------------------------------------------------------------------------
Nevada                                                                      2.6%
--------------------------------------------------------------------------------
New Jersey                                                                  2.6%
--------------------------------------------------------------------------------
South Carolina                                                              2.2%
--------------------------------------------------------------------------------
Florida                                                                     2.2%
--------------------------------------------------------------------------------
Oklahoma                                                                    2.1%
--------------------------------------------------------------------------------
Wisconsin                                                                   2.1%
--------------------------------------------------------------------------------
Puerto Rico                                                                 1.9%
--------------------------------------------------------------------------------
Other                                                                      14.9%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            31.1%
--------------------------------------------------------------------------------
Utilities                                                                  13.4%
--------------------------------------------------------------------------------
Health Care                                                                12.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     12.2%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     10.3%
--------------------------------------------------------------------------------
Transportation                                                              6.9%
--------------------------------------------------------------------------------
Other                                                                      13.6%
--------------------------------------------------------------------------------

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   40%
AA                                                                           32%
A                                                                            14%
BBB                                                                          12%
BB or Lower                                                                   2%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                  [BAR CHART]

May                                                                   $   0.064
Jun                                                                       0.064
Jul                                                                       0.064
Aug                                                                       0.064
Sep                                                                       0.066
Oct                                                                       0.066
Nov                                                                       0.066
Dec                                                                       0.066
Jan                                                                       0.066
Feb                                                                       0.066
Mar                                                                       0.068
Apr                                                                       0.068

Common Share Price Performance -- Weekly Closing Price

                                  [LINE CHART]

5/01/08                                                               $   13.57
                                                                          13.56
                                                                          13.57
                                                                          13.78
                                                                          13.75
                                                                         13.824
                                                                          13.73
                                                                          13.48
                                                                          13.23
                                                                          13.06
                                                                          13.18
                                                                          13.19
                                                                          13.09
                                                                          13.06
                                                                          13.22
                                                                          13.15
                                                                          13.11
                                                                          13.01
                                                                          13.35
                                                                          13.44
                                                                          13.21
                                                                          12.59
                                                                           11.8
                                                                          11.85
                                                                           8.43
                                                                          10.36
                                                                           11.4
                                                                          11.41
                                                                          12.09
                                                                          11.45
                                                                          10.07
                                                                          10.45
                                                                            9.6
                                                                           8.88
                                                                          10.31
                                                                          10.15
                                                                         10.952
                                                                           12.2
                                                                        11.9601
                                                                          11.84
                                                                          12.12
                                                                          12.75
                                                                          12.33
                                                                          11.15
                                                                          12.12
                                                                          11.19
                                                                           11.6
                                                                          11.79
                                                                          11.92
                                                                           11.7
                                                                          11.86
                                                                          12.01
                                                                          12.35
4/30/09                                                                   12.24

1 The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3 The Fund paid shareholders a net ordinary income distribution in December 2008 of $0.0021 per share.

12 Nuveen Investments

NMO Performance OVERVIEW | Nuveen Municipal Market Opportunity Fund, Inc.
                           as of April 30, 2009

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   53%
AA                                                                           27%
A                                                                            11%
BBB                                                                           7%
BB or Lower                                                                   2%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

May                                                                   $  0.0605
Jun                                                                      0.0605
Jul                                                                      0.0605
Aug                                                                      0.0605
Sep                                                                       0.063
Oct                                                                       0.063
Nov                                                                       0.063
Dec                                                                       0.063
Jan                                                                       0.063
Feb                                                                       0.063
Mar                                                                      0.0645
Apr                                                                      0.0645

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

                                                                      $   13.18
5/01/08                                                                   13.23
                                                                          13.32
                                                                          13.37
                                                                          13.58
                                                                          13.65
                                                                          13.35
                                                                          13.04
                                                                          12.61
                                                                          12.65
                                                                          12.73
                                                                          12.56
                                                                          12.35
                                                                           12.3
                                                                          12.35
                                                                           12.4
                                                                          12.28
                                                                          12.32
                                                                           12.4
                                                                          12.49
                                                                          12.23
                                                                          11.98
                                                                          11.42
                                                                          10.99
                                                                           8.09
                                                                          10.06
                                                                           11.8
                                                                          11.52
                                                                          11.63
                                                                          11.15
                                                                           9.86
                                                                          10.15
                                                                            9.5
                                                                           9.03
                                                                           9.71
                                                                           9.94
                                                                          10.87
                                                                          11.35
                                                                          11.27
                                                                          11.32
                                                                          11.54
                                                                          11.78
                                                                          11.75
                                                                          10.83
                                                                          11.36
                                                                          10.59
                                                                          10.96
                                                                          11.23
                                                                          11.27
                                                                        11.2002
                                                                          11.25
                                                                          11.43
                                                                          11.69
                                                                          11.72
4/30/09

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $    11.72
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                       $    12.68
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.57%
--------------------------------------------------------------------------------
Market Yield                                                               6.60%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                9.17%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                  $  577,567
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                      11.74
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 10.18
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/21/90)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                 5.26%         6.91%
--------------------------------------------------------------------------------
1-Year                                                      -4.98%        -5.43%
--------------------------------------------------------------------------------
5-Year                                                       3.58%         2.39%
--------------------------------------------------------------------------------
10-Year                                                      3.10%         3.89%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Texas                                                                      13.9%
--------------------------------------------------------------------------------
Washington                                                                 11.0%
--------------------------------------------------------------------------------
Illinois                                                                    8.8%
--------------------------------------------------------------------------------
New York                                                                    6.3%
--------------------------------------------------------------------------------
California                                                                  6.0%
--------------------------------------------------------------------------------
Minnesota                                                                   5.6%
--------------------------------------------------------------------------------
New Jersey                                                                  4.4%
--------------------------------------------------------------------------------
South Carolina                                                              4.1%
--------------------------------------------------------------------------------
Colorado                                                                    4.0%
--------------------------------------------------------------------------------
Ohio                                                                        3.9%
--------------------------------------------------------------------------------
Georgia                                                                     3.3%
--------------------------------------------------------------------------------
North Dakota                                                                3.0%
--------------------------------------------------------------------------------
Massachusetts                                                               2.5%
--------------------------------------------------------------------------------
Puerto Rico                                                                 2.3%
--------------------------------------------------------------------------------
Pennsylvania                                                                1.9%
--------------------------------------------------------------------------------
Oregon                                                                      1.7%
--------------------------------------------------------------------------------
Louisiana                                                                   1.5%
--------------------------------------------------------------------------------
North Carolina                                                              1.4%
--------------------------------------------------------------------------------
Other                                                                      14.4%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            38.6%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     15.2%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     10.0%
--------------------------------------------------------------------------------
Transportation                                                              9.2%
--------------------------------------------------------------------------------
Health Care                                                                 8.6%
--------------------------------------------------------------------------------
Utilities                                                                   5.5%
--------------------------------------------------------------------------------
Consumer Staples                                                            5.3%
--------------------------------------------------------------------------------
Other                                                                       7.6%
--------------------------------------------------------------------------------

1 The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 13

NAD Performance OVERVIEW | Nuveen Dividend Advantage Municipal Fund
                           as of April 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $    11.73
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                       $    12.61
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -6.98%
--------------------------------------------------------------------------------
Market Yield                                                               6.70%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                9.31%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                  $  495,469
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                      15.28
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 13.22
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                13.39%        10.58%
--------------------------------------------------------------------------------
1-Year                                                      -6.30%        -6.04%
--------------------------------------------------------------------------------
5-Year                                                       2.76%         2.48%
--------------------------------------------------------------------------------
Since
Inception                                                    3.84%         4.93%
--------------------------------------------------------------------------------

STATES
(as a % of municipal bonds)
--------------------------------------------------------------------------------
Illinois                                                                   20.7%
--------------------------------------------------------------------------------
New York                                                                    7.8%
--------------------------------------------------------------------------------
Washington                                                                  7.4%
--------------------------------------------------------------------------------
Florida                                                                     6.4%
--------------------------------------------------------------------------------
Wisconsin                                                                   5.7%
--------------------------------------------------------------------------------
Texas                                                                       4.7%
--------------------------------------------------------------------------------
Louisiana                                                                   4.6%
--------------------------------------------------------------------------------
Indiana                                                                     4.4%
--------------------------------------------------------------------------------
New Jersey                                                                  4.0%
--------------------------------------------------------------------------------
California                                                                  3.9%
--------------------------------------------------------------------------------
Pennsylvania                                                                3.7%
--------------------------------------------------------------------------------
Ohio                                                                        3.2%
--------------------------------------------------------------------------------
Colorado                                                                    2.6%
--------------------------------------------------------------------------------
Michigan                                                                    2.4%
--------------------------------------------------------------------------------
Rhode Island                                                                2.2%
--------------------------------------------------------------------------------
Puerto Rico                                                                 2.1%
--------------------------------------------------------------------------------
Other                                                                      14.2%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     18.9%
--------------------------------------------------------------------------------
Health Care                                                                16.8%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     15.7%
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            15.5%
--------------------------------------------------------------------------------
Transportation                                                             11.3%
--------------------------------------------------------------------------------
Utilities                                                                   5.8%
--------------------------------------------------------------------------------
Consumer Staples                                                            5.1%
--------------------------------------------------------------------------------
Other                                                                      10.9%
--------------------------------------------------------------------------------

Credit Quality (as a % of municipal bonds)(1)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   35%
AA                                                                           41%
A                                                                            10%
BBB                                                                           8%
BB or Lower                                                                   4%
N/R                                                                           2%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

May                                                                   $  0.0635
Jun                                                                      0.0635
Jul                                                                      0.0635
Aug                                                                      0.0635
Sep                                                                      0.0655
Oct                                                                      0.0655
Nov                                                                      0.0655
Dec                                                                      0.0655
Jan                                                                      0.0655
Feb                                                                      0.0655
Mar                                                                      0.0655
Apr                                                                      0.0655

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

                                                                      $   13.47
5/01/08                                                                   13.54
                                                                          13.45
                                                                           13.5
                                                                          13.43
                                                                          13.64
                                                                          13.56
                                                                          13.11
                                                                           12.9
                                                                          12.85
                                                                           13.1
                                                                          13.04
                                                                          12.71
                                                                          12.82
                                                                          12.82
                                                                          12.78
                                                                           12.8
                                                                          12.79
                                                                          12.71
                                                                           12.8
                                                                           12.5
                                                                          12.02
                                                                          11.68
                                                                          11.06
                                                                            7.9
                                                                          9.783
                                                                           10.9
                                                                          10.72
                                                                          11.23
                                                                          10.71
                                                                           9.36
                                                                           10.3
                                                                           8.94
                                                                           8.46
                                                                           9.75
                                                                           9.73
                                                                          10.46
                                                                          11.39
                                                                          11.25
                                                                          11.07
                                                                           11.3
                                                                           11.6
                                                                          11.53
                                                                          10.81
                                                                           11.3
                                                                          10.35
                                                                          10.74
                                                                          10.86
                                                                          11.22
                                                                          11.01
                                                                          10.98
                                                                          11.25
                                                                          11.49
4/30/09                                                                   11.73

1 The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

14 Nuveen Investments

NXZ Performance OVERVIEW | Nuveen Dividend Advantage Municipal Fund 2
                           as of April 30, 2009

Credit Quality (as a % of total investments)(1)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   49%
AA                                                                           22%
A                                                                            11%
BBB                                                                          12%
BB or Lower                                                                   4%
N/R                                                                           2%

2008-2009 Monthly Tax-Free Dividends Per Common Share

                                  [BAR CHART]

May                                                                   $   0.073
Jun                                                                       0.073
Jul                                                                       0.073
Aug                                                                       0.073
Sep                                                                       0.073
Oct                                                                       0.073
Nov                                                                       0.073
Dec                                                                       0.073
Jan                                                                       0.073
Feb                                                                       0.073
Mar                                                                       0.073
Apr                                                                       0.073

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

5/01/08                                                               $   15.03
                                                                          15.01
                                                                          15.03
                                                                          15.22
                                                                          15.21
                                                                           15.3
                                                                          15.27
                                                                           14.9
                                                                          14.47
                                                                        14.5269
                                                                           14.8
                                                                          14.73
                                                                          14.28
                                                                          14.37
                                                                          14.47
                                                                           14.8
                                                                          14.52
                                                                        14.6399
                                                                          14.56
                                                                          14.39
                                                                           14.1
                                                                          13.47
                                                                          12.13
                                                                        12.2604
                                                                           8.94
                                                                          10.71
                                                                          12.06
                                                                          12.35
                                                                           12.4
                                                                          11.45
                                                                        10.4199
                                                                           11.2
                                                                          10.19
                                                                          9.616
                                                                          10.78
                                                                          11.75
                                                                           11.9
                                                                          12.66
                                                                          12.63
                                                                          12.53
                                                                          12.96
                                                                          13.07
                                                                          12.71
                                                                          11.69
                                                                          12.57
                                                                        11.6031
                                                                          11.69
                                                                           11.7
                                                                          11.97
                                                                          12.24
                                                                          12.45
                                                                          12.46
                                                                          12.39
4/30/09                                                                   12.81

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $    12.81
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                       $    13.37
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -4.19%
--------------------------------------------------------------------------------
Market Yield                                                               6.84%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                9.50%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                  $  393,654
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                      15.55
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 10.25
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                 7.48%         8.83%
--------------------------------------------------------------------------------
1-Year                                                      -8.65%        -5.01%
--------------------------------------------------------------------------------
5-Year                                                       4.37%         3.90%
--------------------------------------------------------------------------------
Since
Inception                                                    4.46%         5.54%
--------------------------------------------------------------------------------

STATES
(as a % of total investments)
--------------------------------------------------------------------------------
Texas                                                                      17.6%
--------------------------------------------------------------------------------
Illinois                                                                    9.0%
--------------------------------------------------------------------------------
Michigan                                                                    8.2%
--------------------------------------------------------------------------------
California                                                                  7.8%
--------------------------------------------------------------------------------
New York                                                                    6.6%
--------------------------------------------------------------------------------
Colorado                                                                    5.5%
--------------------------------------------------------------------------------
New Mexico                                                                  4.2%
--------------------------------------------------------------------------------
Minnesota                                                                   3.4%
--------------------------------------------------------------------------------
Alabama                                                                     3.4%
--------------------------------------------------------------------------------
Florida                                                                     3.0%
--------------------------------------------------------------------------------
Washington                                                                  3.0%
--------------------------------------------------------------------------------
Louisiana                                                                   2.8%
--------------------------------------------------------------------------------
Kansas                                                                      2.8%
--------------------------------------------------------------------------------
Pennsylvania                                                                2.4%
--------------------------------------------------------------------------------
Indiana                                                                     2.3%
--------------------------------------------------------------------------------
Oregon                                                                      2.2%
--------------------------------------------------------------------------------
Massachusetts                                                               2.2%
--------------------------------------------------------------------------------
Other                                                                      13.6%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            33.6%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                     18.0%
--------------------------------------------------------------------------------
Health Care                                                                14.5%
--------------------------------------------------------------------------------
Transportation                                                             10.8%
--------------------------------------------------------------------------------
Consumer Staples                                                            5.5%
--------------------------------------------------------------------------------
Utilities                                                                   5.5%
--------------------------------------------------------------------------------
Other                                                                      12.1%
--------------------------------------------------------------------------------

1 The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

                                                           Nuveen Investments 15

NZF Performance OVERVIEW | Nuveen Dividend Advantage Municipal Fund 3
                           as of April 30, 2009

FUND SNAPSHOT
--------------------------------------------------------------------------------
Common Share Price                                                    $    12.13
--------------------------------------------------------------------------------
Common Share
Net Asset Value                                                       $    13.12
--------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                 -7.55%
--------------------------------------------------------------------------------
Market Yield                                                               6.73%
--------------------------------------------------------------------------------
Taxable-Equivalent Yield(2)                                                9.35%
--------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                  $  529,576
--------------------------------------------------------------------------------
Average Effective Maturity
on Securities (Years)                                                      14.37
--------------------------------------------------------------------------------
Leverage-Adjusted Duration                                                 11.58
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
--------------------------------------------------------------------------------
                                                        ON SHARE PRICE    ON NAV
--------------------------------------------------------------------------------
6-Month
(Cumulative)                                                17.39%        12.01%
--------------------------------------------------------------------------------
1-Year                                                      -5.34%        -4.24%
--------------------------------------------------------------------------------
5-Year                                                       4.42%         3.75%
--------------------------------------------------------------------------------
Since
Inception                                                    3.53%         4.93%
--------------------------------------------------------------------------------

STATES
(as a % of municipal bonds)
--------------------------------------------------------------------------------
Texas                                                                      13.5%
--------------------------------------------------------------------------------
Washington                                                                 11.1%
--------------------------------------------------------------------------------
Illinois                                                                   10.3%
--------------------------------------------------------------------------------
California                                                                  8.2%
--------------------------------------------------------------------------------
Michigan                                                                    6.5%
--------------------------------------------------------------------------------
Iowa                                                                        4.5%
--------------------------------------------------------------------------------
Indiana                                                                     4.0%
--------------------------------------------------------------------------------
Colorado                                                                    3.6%
--------------------------------------------------------------------------------
Wisconsin                                                                   3.2%
--------------------------------------------------------------------------------
New York                                                                    2.6%
--------------------------------------------------------------------------------
New Jersey                                                                  2.4%
--------------------------------------------------------------------------------
Kentucky                                                                    2.4%
--------------------------------------------------------------------------------
Louisiana                                                                   2.3%
--------------------------------------------------------------------------------
Missouri                                                                    2.1%
--------------------------------------------------------------------------------
Oregon                                                                      1.8%
--------------------------------------------------------------------------------
Georgia                                                                     1.6%
--------------------------------------------------------------------------------
Oklahoma                                                                    1.6%
--------------------------------------------------------------------------------
Florida                                                                     1.6%
--------------------------------------------------------------------------------
Massachusetts                                                               1.5%
--------------------------------------------------------------------------------
Ohio                                                                        1.4%
--------------------------------------------------------------------------------
Other                                                                      13.8%
--------------------------------------------------------------------------------

INDUSTRIES
(as a % of total investments)
--------------------------------------------------------------------------------
U.S. Guaranteed                                                            25.1%
--------------------------------------------------------------------------------
Transportation                                                             15.6%
--------------------------------------------------------------------------------
Health Care                                                                14.2%
--------------------------------------------------------------------------------
Tax Obligation/General                                                     10.5%
--------------------------------------------------------------------------------
Tax Obligation/Limited                                                      6.4%
--------------------------------------------------------------------------------
Utilities                                                                   5.4%
--------------------------------------------------------------------------------
Education and Civic Organizations                                           5.1%
--------------------------------------------------------------------------------
Water and Sewer                                                             4.4%
--------------------------------------------------------------------------------
Other                                                                      13.3%
--------------------------------------------------------------------------------

Credit Quality (as a % of municipal bonds)(1)

                                  [PIE CHART]

AAA/U.S.
Guaranteed                                                                   44%
AA                                                                           27%
A                                                                            16%
BBB                                                                           6%
BB or Lower                                                                   2%
N/R                                                                           5%

2008-2009 Monthly Tax-Free Dividends Per Common Share(3)

                                  [BAR CHART]

May                                                                   $   0.064
Jun                                                                       0.064
Jul                                                                       0.064
Aug                                                                       0.064
Sep                                                                      0.0665
Oct                                                                      0.0665
Nov                                                                      0.0665
Dec                                                                      0.0665
Jan                                                                      0.0665
Feb                                                                      0.0665
Mar                                                                       0.068
Apr                                                                       0.068

Common Share Price Performance -- Weekly Closing Price

                                  [LINE GRAPH]

                                                                      $   13.79
5/01/08                                                                   13.77
                                                                          13.83
                                                                          13.79
                                                                          13.85
                                                                           13.8
                                                                          13.84
                                                                          13.45
                                                                          13.05
                                                                          13.14
                                                                          13.15
                                                                           13.1
                                                                          12.93
                                                                          12.98
                                                                           12.9
                                                                          12.97
                                                                           12.9
                                                                          12.83
                                                                          12.94
                                                                          13.03
                                                                          12.82
                                                                           12.6
                                                                          11.64
                                                                          11.35
                                                                           7.55
                                                                          9.821
                                                                           11.3
                                                                          10.72
                                                                          11.39
                                                                          10.64
                                                                           9.25
                                                                           10.2
                                                                           9.26
                                                                         8.8568
                                                                            9.8
                                                                           9.77
                                                                          10.59
                                                                          11.56
                                                                          11.67
                                                                          11.37
                                                                          11.95
                                                                          12.42
                                                                          11.95
                                                                          10.71
                                                                           11.4
                                                                          10.74
                                                                          11.14
                                                                          11.09
                                                                        11.3699
                                                                          11.33
                                                                           11.5
                                                                           11.8
                                                                          11.92
4/30/09                                                                   12.13

1 The percentages shown in the foregoing chart may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

2 Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a federal income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

3 The Fund paid shareholders a net ordinary income distribution in December 2008 of $0.0057 per share.

16 Nuveen Investments

NPP | Nuveen Performance Plus Municipal Fund, Inc.
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ALABAMA - 0.2% (0.1% OF TOTAL INVESTMENTS)
                 Jefferson County, Alabama, Sewer Revenue Refunding Warrants,
                 Series 1997A:
$        1,435      5.625%, 2/01/22 - FGIC Insured                                6/09 at 100.00             CCC   $        722,594
         1,505      5.375%, 2/01/27 - FGIC Insured                                6/09 at 100.00             CCC            756,804
------------------------------------------------------------------------------------------------------------------------------------
         2,940   Total Alabama                                                                                            1,479,398
------------------------------------------------------------------------------------------------------------------------------------

                 ALASKA - 0.1% (0.1% OF TOTAL INVESTMENTS)
         2,200   Northern Tobacco Securitization Corporation, Alaska, Tobacco     6/14 at 100.00            Baa3          1,152,052
                    Settlement Asset-Backed Bonds, Series 2006A, 5.000%,
                    6/01/46
------------------------------------------------------------------------------------------------------------------------------------

                 ARIZONA - 1.4% (0.9% OF TOTAL INVESTMENTS)
         1,000   Arizona State Transportation Board, Highway Revenue Bonds,       7/12 at 100.00             AAA          1,123,070
                    Series 2002B, 5.250%, 7/01/22(Pre-refunded 7/01/12)
                 Phoenix, Arizona, Civic Improvement Corporation, Senior Lien
                 Airport Revenue Bonds, Series 2002B:
         5,365      5.750%, 7/01/15 - FGIC Insured (Alternative Minimum Tax)      7/12 at 100.00             AA-          5,479,596
         5,055      5.750%, 7/01/16 - FGIC Insured (Alternative Minimum Tax)      7/12 at 100.00             AA-          5,148,164
------------------------------------------------------------------------------------------------------------------------------------
        11,420   Total Arizona                                                                                           11,750,830
------------------------------------------------------------------------------------------------------------------------------------

                 ARKANSAS - 0.4% (0.3% OF TOTAL INVESTMENTS)
         5,080   Independence County, Arkansas, Hydroelectric Power Revenue       5/13 at 100.00               B          2,591,562
                    Bonds, Series 2003, 5.350%,5/01/28 - ACA Insured
         1,000   Washington County, Arkansas, Hospital Revenue Bonds,             2/15 at 100.00            Baa1            752,220
                    Washington Regional Medical Center, Series 2005A, 5.000%,
                    2/01/35
------------------------------------------------------------------------------------------------------------------------------------
         6,080   Total Arkansas                                                                                           3,343,782
------------------------------------------------------------------------------------------------------------------------------------

                 CALIFORNIA - 15.9% (10.1% OF TOTAL INVESTMENTS)
         3,500   Alameda Corridor Transportation Authority, California,          10/17 at 100.00              A3          2,561,475
                    Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
                    10/01/25 - AMBAC Insured
        11,000   Anaheim Public Finance Authority, California, Subordinate          No Opt. Call             AAA          5,855,520
                    Lease Revenue Bonds, Public Improvement Project, Series
                    1997C, 0.000%, 9/01/20 - FSA Insured
                 California Department of Water Resources, Power Supply
                 Revenue Bonds, Series 2002A:
         4,000      6.000%, 5/01/15 (Pre-refunded 5/01/12)                        5/12 at 101.00             Aaa          4,597,400
         3,175      5.375%, 5/01/22 (Pre-refunded 5/01/12)                        5/12 at 101.00             Aaa          3,590,893
         3,365   California Health Facilities Financing Authority, Health         3/13 at 100.00               A          2,695,129
                    Facility Revenue Bonds, Adventist Health System/West,
                    Series 2003A, 5.000%, 3/01/33
                 California Health Facilities Financing Authority, Revenue
                 Bonds, Kaiser Permanante System, Series 2006:
         5,000      5.000%, 4/01/37                                               4/16 at 100.00              A+          4,213,750
         7,000      5.250%, 4/01/39                                               4/16 at 100.00              A+          6,116,740
         2,380   California Infrastructure Economic Development Bank, Revenue    10/11 at 101.00              A-          2,177,486
                    Bonds, J. David Gladstone Institutes, Series 2001, 5.250%,
                    10/01/34
         3,500   California Pollution Control Financing Authority, Revenue        6/17 at 100.00              A3          3,122,350
                    Bonds, Pacific Gas and Electric Company, Series 2004C,
                    4.750%, 12/01/23 - FGIC Insured (Alternative Minimum Tax)
         5,000   California, General Obligation Bonds, Series 2005, 5.000%,       3/16 at 100.00               A          4,696,200
                    3/01/31

                                                           Nuveen Investments 17

     | (continued) Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA (continued)
$        6,435   California, General Obligation Refunding Bonds, Series 2002,       No Opt. Call              A+   $      7,383,905
                    6.000%, 4/01/16 - AMBAC Insured
        16,000   California, Various Purpose General Obligation Bonds, Series     6/17 at 100.00               A         14,775,680
                    2007, 5.000%, 6/01/37
         5,000   Coast Community College District, Orange County, California,     8/18 at 100.00             AAA          4,031,450
                    General Obligation Bonds, Series 2006C, 5.000%, 8/01/32 -
                    FSA Insured
         1,500   Golden State Tobacco Securitization Corporation, California,     6/17 at 100.00             BBB            773,565
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                    2007A-1, 5.125%, 6/01/47
        10,000   Golden State Tobacco Securitization Corporation, California,     6/22 at 100.00             BBB          3,842,200
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                    2007A-2, 0.000%, 6/01/37
        10,000   Golden State Tobacco Securitization Corporation, California,     6/13 at 100.00             AAA         11,704,900
                    Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                    6.750%, 6/01/39 (Pre-refunded 6/01/13)
         1,000   Mt. Diablo Hospital District, California, Insured Hospital       6/09 at 100.00           A (4)          1,059,230
                    Revenue Bonds, Series 1993A, 5.125%, 12/01/23 - AMBAC
                    Insured (ETM)
        13,450   Ontario Redevelopment Financing Authority, San Bernardino          No Opt. Call             AA-         16,375,913
                    County, California, Revenue Refunding Bonds,
                    Redevelopment Project 1, Series 1995, 7.200%, 8/01/17 -
                    MBIA Insured
         4,020   Palmdale Community Redevelopment Agency, California,               No Opt. Call             AAA          4,182,931
                    Residential Mortgage Revenue Refunding Bonds, Series
                    1991A, 7.150%, 2/01/10 (ETM)
         2,325   Palmdale Community Redevelopment Agency, California,               No Opt. Call             AAA          3,162,884
                    Restructured Single Family Mortgage Revenue Bonds, Series
                    1986D, 8.000%, 4/01/16 (Alternative Minimum Tax) (ETM)
         2,000   San Francisco Airports Commission, California, Revenue           5/11 at 100.00             AA-          2,001,320
                    Refunding Bonds, San Francisco International Airport,
                    Second Series 2001, Issue 27B, 5.125%, 5/01/26 - FGIC
                    Insured
         3,000   San Joaquin Hills Transportation Corridor Agency, Orange           No Opt. Call             AA-            394,140
                    County, California, Toll Road Revenue Refunding Bonds,
                    Series 1997A, 0.000%, 1/15/35 - MBIA Insured
         2,510   Tobacco Securitization Authority of Northern California,         6/15 at 100.00             BBB          1,958,754
                    Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
                    4.750%, 6/01/23
        15,374   Walnut Valley Unified School District, Los Angeles County,       8/11 at 103.00             AA-         17,650,428
                    California, General Obligation Refunding Bonds, Series
                    1997A, 7.200%, 2/01/16 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       140,534   Total California                                                                                       128,924,243
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 7.0% (4.5% OF TOTAL INVESTMENTS)
         5,240   Adams 12 Five Star Schools, Adams County, Colorado, General     12/15 at 100.00             AAA          5,564,304
                    Obligation Bonds, Series 2005, 5.000%, 12/15/24 - FSA
                    Insured
         3,000   Colorado Educational and Cultural Facilities Authority,          8/14 at 100.00               A          2,634,690
                    Charter School Revenue Bonds, Peak-to-Peak Charter
                    School, Series 2004, 5.250%, 8/15/34 - SYNCORA GTY Insured
         5,860   Colorado Health Facilities Authority, Revenue Refunding          9/11 at 100.00          AA (4)          6,393,787
                    Bonds, Catholic Health Initiatives, Series 2001, 5.250%,
                    9/01/21 (Pre-refunded 9/01/11)
         4,500   Denver City and County, Colorado, Airport System Revenue        11/11 at 100.00             AA-          4,563,585
                    Refunding Bonds, Series 2001A, 5.500%, 11/15/16 - FGIC
                    Insured (Alternative Minimum Tax)
        20,000   Denver Convention Center Hotel Authority, Colorado, Senior      12/13 at 100.00         N/R (4)         22,332,598
                    Revenue Bonds, Convention Center Hotel, Series 2003A,
                    5.000%, 12/01/33 (Pre-refunded 12/01/13) - SYNCORA GTY
                    Insured
        12,615   E-470 Public Highway Authority, Colorado, Senior Revenue           No Opt. Call             AA-          5,068,455
                    Bonds, Series 1997B, 0.000%,9/01/21 - MBIA Insured
                 E-470 Public Highway Authority, Colorado, Senior Revenue
                 Bonds, Series 2000B:
        15,700      0.000%, 9/01/32 - MBIA Insured                                  No Opt. Call             AA-          2,301,306
        33,120      0.000%, 9/01/33 - MBIA Insured                                  No Opt. Call             AA-          4,450,334
        18,500   E-470 Public Highway Authority, Colorado, Toll Revenue             No Opt. Call             AA-          1,981,535
                    Bonds, Series 2004A, 0.000%, 3/01/36 -  MBIA Insured
           755   Jefferson County School District R1, Colorado, General          12/14 at 100.00             AAA            788,024
                    Obligation Bonds, Series 2004, 5.000%,12/15/22 - FSA
                    Insured (UB)

18 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 COLORADO (continued)
$        1,330   University of Colorado Hospital Authority, Revenue Bonds,       11/09 at 101.00              A3   $      1,050,939
                    Series 1999A, 5.000%, 11/15/29 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
       120,620   Total Colorado                                                                                          57,129,557
------------------------------------------------------------------------------------------------------------------------------------
                 DISTRICT OF COLUMBIA - 1.8% (1.1% OF TOTAL INVESTMENTS)
         4,870   District of Columbia Tobacco Settlement Corporation, Tobacco     5/11 at 101.00             BBB          4,593,774
                    Settlement Asset-Backed Bonds, Series 2001, 6.250%,
                    5/15/24
         5,590   District of Columbia, General Obligation Bonds, Series           6/09 at 101.00             AAA          5,665,130
                    1999B, 5.500%, 6/01/13 - FSA Insured
         5,000   Washington Convention Center Authority, District of             10/16 at 100.00               A          4,138,900
                    Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series
                    2007A, 4.500%, 10/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        15,460   Total District of Columbia                                                                              14,397,804
------------------------------------------------------------------------------------------------------------------------------------
                 FLORIDA - 7.8% (5.0% OF TOTAL INVESTMENTS)
                 Broward County Housing Finance Authority, Florida,
                 Multifamily Housing Revenue Bonds, Venice Homes
                 Apartments, Series 2001A:
         1,545      5.700%, 1/01/32 - FSA Insured (Alternative Minimum Tax)       7/11 at 100.00             AAA          1,502,744
         1,805      5.800%, 1/01/36 - FSA Insured (Alternative Minimum Tax)       7/11 at 100.00             AAA          1,806,643
         5,300   Escambia County Health Facilities Authority, Florida,              No Opt. Call             Aa1          5,702,641
                    Revenue Bonds, Ascension Health Credit Group, Series
                    2003A, 5.250%, 11/15/14
         2,090   Florida Housing Finance Corporation, Homeowner Mortgage          1/10 at 100.00             AAA          2,101,119
                    Revenue Bonds, Series 2000-11, 5.850%,1/01/22 - FSA
                    Insured (Alternative Minimum Tax)
         5,375   Florida Housing Finance Corporation, Homeowner Mortgage          1/16 at 100.00             AA+          5,019,175
                    Revenue Bonds, Series 2006-2, 4.950%,7/01/37 (Alternative
                    Minimum Tax)
        10,050   Florida State Board of Education, Full Faith and Credit          6/10 at 101.00             AAA         10,442,352
                    Public Education Capital Outlay Refunding Bonds, Series
                    2000D, 5.750%, 6/01/22
         7,000   Hillsborough County Aviation Authority, Florida, Revenue        10/13 at 100.00             AA-          7,094,080
                    Bonds, Tampa International Airport, Series 2003A, 5.250%,
                    10/01/17 - MBIA Insured (Alternative Minimum Tax)
        10,000   JEA, Florida, Electric System Revenue Bonds, Series 2006-3A,     4/15 at 100.00             AAA          9,785,900
                    5.000%, 10/01/41 - FSA Insured (UB)
        10,750   Martin County Industrial Development Authority, Florida,         6/09 at 100.00             BB+          9,163,838
                    Industrial Development Revenue Bonds, Indiantown
                    Cogeneration LP, Series 1994A, 7.875%, 12/15/25
                    (Alternative Minimum Tax)
         2,570   Miami-Dade County Housing Finance Authority, Florida,            6/11 at 100.00             AAA          2,576,836
                    Multifamily Mortgage Revenue Bonds, Country Club Villas
                    II Project, Series 2001-1A, 5.850%, 1/01/37 - FSA Insured
                    (Alternative Minimum Tax)
         3,500   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami       10/15 at 100.00              A2          2,893,520
                    International Airport, Series 2005A, 5.000%, 10/01/37 -
                    SYNCORA GTY Insured (Alternative Minimum Tax)
         1,700   Miami-Dade County, Florida, Beacon Tradeport Community           5/12 at 102.00            BBB+          1,414,434
                    Development District, Special Assessment Bonds,
                    Commercial Project, Series 2002A, 5.625%, 5/01/32 - RAAI
                    Insured
         4,500   Port Saint Lucie. Florida, Special Assessment Revenue Bonds,     7/17 at 100.00              AA          3,550,860
                    Southwest Annexation District 1B, Series 2007, 5.000%,
                    7/01/40 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        66,185   Total Florida                                                                                           63,054,142
------------------------------------------------------------------------------------------------------------------------------------
                 GEORGIA - 3.4% (2.2% OF TOTAL INVESTMENTS)
         4,920   Atlanta, Georgia, Airport General Revenue Refunding Bonds,       1/10 at 101.00          A+ (4)          5,135,299
                    Series 2000A, 5.600%, 1/01/30(Pre-refunded 1/01/10) -
                    FGIC Insured
         5,000   Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series       No Opt. Call             AA-          5,293,800
                    1999A, 5.500%, 11/01/22 - FGIC Insured
         2,000   George L. Smith II World Congress Center Authority, Atlanta,     7/10 at 101.00             AA-          1,898,220
                    Georgia, Revenue Refunding Bonds, Domed Stadium Project,
                    Series 2000, 5.500%, 7/01/20 - MBIA Insured (Alternative
                    Minimum Tax)

                                                           Nuveen Investments 19

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 GEORGIA (continued)
$       15,000   Private Colleges and Universities Authority, Georgia,           11/09 at 101.00          AA (4)   $     15,534,750
                    Revenue Bonds, Emory University, Series 1999A, 5.500%,
                    11/01/25 (Pre-refunded 11/01/09)
------------------------------------------------------------------------------------------------------------------------------------
        26,920   Total Georgia                                                                                           27,862,069
------------------------------------------------------------------------------------------------------------------------------------

                 IDAHO - 0.1% (0.1% OF TOTAL INVESTMENTS)
           355   Idaho Housing and Finance Association, Single Family             1/10 at 100.00             Aa3            361,120
                    Mortgage Bonds, Series 2000D, 6.200%,7/01/14 (Alternative
                    Minimum Tax)
           275   Idaho Housing and Finance Association, Single Family             7/10 at 100.00             Aa2            279,719
                    Mortgage Bonds, Series 2000G-2, 5.950%,7/01/25
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
           630   Total Idaho                                                                                                640,839
------------------------------------------------------------------------------------------------------------------------------------

                 ILLINOIS - 25.5% (16.3% OF TOTAL INVESTMENTS)
        10,000   Chicago Board of Education, Illinois, Unlimited Tax General        No Opt. Call             AA-          6,203,200
                    Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
                    0.000%, 12/01/19 - FGIC Insured
        10,000   Chicago Board of Education, Illinois, Unlimited Tax General        No Opt. Call             AA-          5,802,800
                    Obligation Bonds, Dedicated Tax Revenues, Series 1999A,
                    0.000%, 12/01/20 - FGIC Insured
                 Chicago, Illinois, General Obligation Bonds, City Colleges,
                 Series 1999:
        32,170      0.000%, 1/01/21 - FGIC Insured                                  No Opt. Call             AA-         19,138,897
        32,670      0.000%, 1/01/22 - FGIC Insured                                  No Opt. Call             AA-         18,271,024
         9,240   Chicago, Illinois, Revenue Bonds, Midway Airport, Series         7/09 at 100.00             AA-          9,240,277
                    1996A, 5.500%, 1/01/29 - MBIA Insured
         1,665   Chicago, Illinois, Third Lien General Airport Revenue Bonds,     1/16 at 100.00             AA-          1,615,433
                    O'Hare International Airport, Series 2005A, 5.000%,
                    1/01/33 - FGIC Insured
                 DuPage County Forest Preserve District, Illinois, General
                 Obligation Bonds, Series 2000:
         8,000      0.000%, 11/01/18                                                No Opt. Call             AAA          5,581,680
        15,285      0.000%, 11/01/19                                                No Opt. Call             AAA         10,007,090
         2,000   Illinois Finance Authority, Revenue Bonds, Children's            8/18 at 100.00             AAA          1,813,920
                    Memorial Hospital, Series 2008, 5.250%,8/15/47 - AGC
                    Insured (UB)
         5,245   Illinois Finance Authority, Revenue Bonds, Loyola University     7/17 at 100.00             Aa1          5,172,724
                    of Chicago, Tender Option Bond Trust 1137, 9.118%,
                    7/01/46 (IF)
         4,590   Illinois Health Facilities Authority, FHA-Insured Mortgage       8/13 at 100.00             AAA          4,281,919
                    Revenue Refunding Bonds, Sinai Health System, Series
                    2003, 5.150%, 2/15/37
         1,180   Illinois Health Facilities Authority, Revenue Bonds, Lake        7/12 at 100.00              A-          1,070,142
                    Forest Hospital, Series 2002A, 5.750%, 7/01/29
         3,500   Illinois Health Facilities Authority, Revenue Bonds, Lake        7/13 at 100.00              A-          3,208,310
                    Forest Hospital, Series 2003, 6.000%, 7/01/33
         4,580   Illinois Health Facilities Authority, Revenue Bonds, Midwest     8/10 at 102.00             Aaa          4,669,631
                    Care Center IX Inc., Series 2000, 6.250%, 8/20/35
         2,160   Illinois Health Facilities Authority, Revenue Bonds, Silver      8/09 at 101.00             BBB          2,231,129
                    Cross Hospital and Medical Centers, Series 1999, 5.250%,
                    8/15/15 (Mandatory put 8/15/09)
         7,250   Kane, Kendall, LaSalle, and Will Counties, Illinois,             12/13 at 57.71             AA-          3,167,235
                    Community College District 516, General Obligation Bonds,
                    Series 2005E, 0.000%, 12/15/24 - FGIC Insured
         3,700   Libertyville, Illinois, Affordable Housing Revenue Bonds,       11/09 at 100.00             Aaa          3,814,589
                    Liberty Towers Project, Series 1999A, 7.000%, 11/01/29
                    (Pre-refunded 11/01/09) (Alternative Minimum Tax)
         6,000   McHenry County Conservation District, Illinois, General          2/11 at 100.00         Aa1 (4)          6,484,560
                    Obligation Bonds, Series 2001A, 5.625%, 2/01/21
                    (Pre-refunded 2/01/11) - FGIC Insured
         5,000   Metropolitan Pier and Exposition Authority, Illinois,            6/12 at 101.00             AAA          5,018,050
                    Revenue Bonds, McCormick Place Expansion Project, Series
                    2002A, 5.250%, 6/15/42 - MBIA Insured
        10,650   Metropolitan Pier and Exposition Authority, Illinois,              No Opt. Call             AAA         13,909,646
                    Revenue Bonds, McCormick Place Hospitality Facility,
                    Series 1996A, 7.000%, 7/01/26 (ETM)

20 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ILLINOIS (continued)
                 Metropolitan Pier and Exposition Authority, Illinois,
                 Revenue Refunding Bonds, McCormick Place Expansion
                 Project, Series 1996A:
$        9,400      0.000%, 12/15/18 - MBIA Insured                                 No Opt. Call             AA-   $      6,167,904
        16,570      0.000%, 12/15/20 - MBIA Insured                                 No Opt. Call             AA-          9,475,389
        23,550      0.000%, 12/15/22 - MBIA Insured                                 No Opt. Call             AA-         11,764,874
        13,000      0.000%, 12/15/24 - MBIA Insured                                 No Opt. Call             AA-          5,568,810
         5,100   Metropolitan Pier and Exposition Authority, Illinois,              No Opt. Call             AAA          5,565,069
                    Revenue Refunding Bonds, McCormick Place Expansion
                    Project, Series 1998A, 5.500%, 12/15/23 - FGIC Insured
         5,180   Metropolitan Pier and Exposition Authority, Illinois,              No Opt. Call             AAA          6,041,330
                    Revenue Refunding Bonds, McCormick Place Expansion
                    Project, Series 1998A, 5.500%, 12/15/23 - FGIC Insured
                    (ETM)
        17,865   Regional Transportation Authority, Cook, DuPage, Kane, Lake,       No Opt. Call             AAA         21,155,196
                    McHenry and Will Counties, Illinois, General Obligation
                    Bonds, Series 1999, 5.750%, 6/01/23 - FSA Insured
         6,090   Sherman, Illinois, GNMA Mortgage Revenue Refunding Bonds,       10/09 at 102.00             AAA          6,235,064
                    Villa Vianney, Series 1999A, 6.450%, 10/01/29
        10,000   Will County Community High School District 210 Lincoln-Way,        No Opt. Call             Aa3          4,859,200
                    Illinois, General Obligation Bonds, Series 2006, 0.000%,
                    1/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       281,640   Total Illinois                                                                                         207,535,092
------------------------------------------------------------------------------------------------------------------------------------

                 INDIANA - 5.9% (3.8% OF TOTAL INVESTMENTS)
         2,465   Danville Multi-School Building Corporation, Indiana, First       7/11 at 100.00               A          2,562,170
                    Mortgage Refunding Bonds, Series 2001, 5.250%, 7/15/18 -
                    AMBAC Insured
         3,000   Hospital Authority of Delaware County, Indiana, Hospital         8/16 at 100.00            Baa3          1,908,330
                    Revenue Bonds, Cardinal Health System, Series 2006,
                    5.250%, 8/01/36
        14,000   Indiana Health Facility Financing Authority, Hospital            8/10 at 101.50          AA (4)         15,064,980
                    Revenue Bonds, Clarian Health Obligated Group, Series
                    2000A, 5.500%, 2/15/30 (Pre-refunded 8/15/10) - MBIA
                    Insured
           750   Indiana Health Facility Financing Authority, Hospital            2/16 at 100.00              A+            666,668
                    Revenue Bonds, Clarian Health Obligation Group, Series
                    2006B, 5.000%, 2/15/23
         2,500   Indiana Health Facility Financing Authority, Hospital              No Opt. Call             AAA          2,855,700
                    Revenue Refunding Bonds, Columbus Regional Hospital,
                    Series 1993, 7.000%, 8/15/15 - FSA Insured
         4,320   Indiana Health Facility Financing Authority, Revenue Bonds,      7/09 at 100.00         AA- (4)          4,347,864
                    Ancilla Systems Inc. Obligated Group, Series 1997,
                    5.250%, 7/01/22 - MBIA Insured (ETM)
         3,000   Indiana Health Facility Financing Authority, Revenue Bonds,      3/17 at 100.00             BBB          2,342,910
                    Community Foundation of Northwest Indiana, Series 2007,
                    5.500%, 3/01/37
         2,000   Indiana Health Facility Financing Authority, Revenue Bonds,      5/15 at 100.00               A          1,438,680
                    Community Hospitals of Indiana, Series 2005A, 5.000%,
                    5/01/35 - AMBAC Insured
                 Indiana Transportation Finance Authority, Highway Revenue
                 Bonds, Series 2000:
         1,285      5.375%, 12/01/25 (Pre-refunded 12/01/10)                     12/10 at 100.00         AA+ (4)          1,379,113
         6,715      5.375%, 12/01/25 (Pre-refunded 12/01/10)                     12/10 at 100.00         AA+ (4)          7,206,807
         3,105   Indiana University, Student Fee Revenue Bonds, Series 2003O,     8/13 at 100.00             Aa1          3,295,492
                    5.250%, 8/01/20 - FGIC Insured
         1,000   Marion County Convention and Recreational Facilities             6/11 at 100.00             AA-          1,004,850
                    Authority, Indiana, Excise Taxes Lease
                 Rental Revenue Refunding Senior Bonds, Series 2001A, 5.000%,
                    6/01/21 - MBIA Insured
         2,395   Shelbyville Central Renovation School Building Corporation,      7/15 at 100.00             AA+          2,349,423
                    Indiana, First Mortgage Bonds, Series 2005, 4.375%,
                    7/15/26 - MBIA Insured
         1,800   Sunman Dearborn High School Building Corporation, Indiana,       1/15 at 100.00             AA+          1,860,768
                    First Mortgage Bonds, Series 2005, 5.000%, 7/15/25 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        48,335   Total Indiana                                                                                           48,283,755
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 21

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 IOWA - 2.2% (1.4% OF TOTAL INVESTMENTS)
$        1,500   Iowa Finance Authority, Health Facility Revenue Bonds, Care      7/16 at 100.00             BB+   $      1,185,285
                    Initiatives Project, Series 2006A, 5.500%, 7/01/21
                 Iowa Tobacco Settlement Authority, Asset Backed Settlement
                 Revenue Bonds, Series 2005C:
         5,000      5.375%, 6/01/38                                               6/15 at 100.00             BBB          2,805,050
         3,750      5.500%, 6/01/42                                               6/15 at 100.00             BBB          2,105,138
         5,400      5.625%, 6/01/46                                               6/15 at 100.00             BBB          3,050,190
         4,500   Iowa Tobacco Settlement Authority, Tobacco Asset-Backed          6/17 at 100.00             BBB          3,099,105
                    Revenue Bonds, Series 2005B, 5.600%, 6/01/34
         5,000   Iowa Tobacco Settlement Authority, Tobacco Settlement            6/11 at 101.00             AAA          5,446,300
                    Asset-Backed Revenue Bonds, Series 2001B, 5.600%, 6/01/35
                    (Pre-refunded 6/01/11)
------------------------------------------------------------------------------------------------------------------------------------
        25,150   Total Iowa                                                                                              17,691,068
------------------------------------------------------------------------------------------------------------------------------------

                 KANSAS - 1.6% (1.0% OF TOTAL INVESTMENTS)
         3,790   Kansas Department of Transportation, Highway Revenue Bonds,      3/14 at 100.00             AAA          4,003,604
                    Series 2004, 5.000%, 3/01/23 (UB)
         5,790   Sedgwick County Unified School District 259, Wichita,            9/10 at 100.00              AA          5,840,605
                    Kansas, General Obligation Bonds, Series 2000, 3.500%,
                    9/01/17
         3,200   Wyandotte County Unified School District 500, Kansas,            9/11 at 100.00             AAA          3,232,608
                    General Obligation Bonds, Series 2001, 4.000%, 9/01/21 -
                    FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        12,780   Total Kansas                                                                                            13,076,817
------------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 2.8% (1.8% OF TOTAL INVESTMENTS)
           650   East Baton Rouge Mortgage Finance Authority, Louisiana,         10/09 at 101.00             Aaa            651,853
                    GNMA/FNMA Mortgage-Backed Securities Program Single
                    Family Mortgage Revenue Refunding Bonds, Series 1997B-1,
                    5.750%, 10/01/26
         4,000   Lafayette City and Parish, Louisiana, Utilities Revenue         11/14 at 100.00             AA-          4,117,320
                    Bonds, Series 2004, 5.250%, 11/01/25 - MBIA Insured
         4,650   Louisiana Public Facilities Authority, Revenue Bonds, Baton      7/14 at 100.00             AA-          4,599,408
                    Rouge General Hospital, Series 2004, 5.250%, 7/01/33 -
                    MBIA Insured
                 Tobacco Settlement Financing Corporation, Louisiana, Tobacco
                 Settlement Asset-Backed Bonds, Series 2001B:
        10,000      5.500%, 5/15/30                                               5/11 at 101.00             BBB          8,303,200
         6,680      5.875%, 5/15/39                                               5/11 at 101.00             BBB          4,699,714
------------------------------------------------------------------------------------------------------------------------------------
        25,980   Total Louisiana                                                                                         22,371,495
------------------------------------------------------------------------------------------------------------------------------------

                 MAINE - 0.7% (0.4% OF TOTAL INVESTMENTS)
         5,680   Portland, Maine, Airport Revenue Bonds, Series 2003A,            7/13 at 100.00             AAA          5,679,602
                    5.000%, 7/01/32 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

                 MARYLAND - 1.7% (1.1% OF TOTAL INVESTMENTS)
         7,720   Maryland Transportation Authority, Airport Parking Revenue       3/12 at 101.00               A          7,425,714
                    Bonds, Baltimore-Washington International Airport
                    Passenger Facility, Series 2002B, 5.125%, 3/01/20 - AMBAC
                    Insured(Alternative Minimum Tax)
         5,660   Takoma Park, Maryland, Hospital Facilities Revenue Refunding       No Opt. Call             AAA          6,182,475
                    and Improvement Bonds, Washington Adventist Hospital,
                    Series 1995, 6.500%, 9/01/12 - FSA Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------
        13,380   Total Maryland                                                                                          13,608,189
------------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 6.0% (3.8% OF TOTAL INVESTMENTS)
                 Massachusetts Development Finance Authority, Revenue Bonds,
                 100 Cambridge Street Redevelopment, M/SRBC Project,
                 Series 2002A:
         4,000      5.125%, 8/01/28 - MBIA Insured                                2/12 at 100.00             AA-          3,603,200
         5,625      5.125%, 2/01/34 - MBIA Insured                                2/12 at 100.00             AA-          4,813,819
           970   Massachusetts Educational Finance Authority, Student Loan       12/09 at 101.00              AA            988,789
                    Revenue Refunding Bonds, Series 2000G, 5.700%, 12/01/11 -
                    MBIA Insured (Alternative Minimum Tax)

22 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MASSACHUSETTS (continued)
$        8,730   Massachusetts Health and Educational Facilities Authority,      10/15 at 100.00             AAA   $      8,793,031
                    Revenue Bonds, Berkshire Health System, Series 2005,
                    5.000%, 10/01/19 - AGC Insured (UB)
           500   Massachusetts Health and Educational Facilities Authority,       7/18 at 100.00              A3            385,535
                    Revenue Bonds, CareGroup Inc., Series 2008E-1, 5.125%,
                    7/01/38
         1,530   Massachusetts Health and Educational Facilities Authority,       7/09 at 100.50              A2          1,241,167
                    Revenue Bonds, Southcoast Health System Obligated Group,
                    Series 1998A, 4.750%, 7/01/27 - MBIA Insured
         5,745   Massachusetts Industrial Finance Agency, Resource Recovery       6/09 at 102.00             BBB          4,608,524
                    Revenue Refunding Bonds, Ogden Haverhill Project, Series
                    1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)
        10,675   Massachusetts Turnpike Authority, Metropolitan Highway           7/09 at 100.00             AA-          8,855,126
                    System Revenue Bonds, Senior Series 1997A, 5.000%,
                    1/01/37 - MBIA Insured
           890   Massachusetts, General Obligation Bonds, Consolidated Loan,     11/12 at 100.00          AA (4)            994,584
                    Series 2002C, 5.250%, 11/01/30(Pre-refunded 11/01/12)
                 Massachusetts, General Obligation Bonds, Consolidated Loan,
                 Series 2002E:
         1,255      5.250%, 1/01/22 (Pre-refunded 1/01/13) - FGIC Insured         1/13 at 100.00          AA (4)          1,399,287
         3,745      5.250%, 1/01/22 (Pre-refunded 1/01/13) - FGIC Insured         1/13 at 100.00          AA (4)          4,175,563
         8,500   Route 3 North Transportation Improvements Association,           6/10 at 100.00          AA (4)          8,947,100
                    Massachusetts, Lease Revenue Bonds, Series 2000, 5.375%,
                    6/15/33 (Pre-refunded 6/15/10) - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        52,165   Total Massachusetts                                                                                     48,805,725
------------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 5.0% (3.2% OF TOTAL INVESTMENTS)
         6,155   Birmingham City School District, Oakland County, Michigan,      11/09 at 100.00             AAA          6,165,587
                    School Building and Site Bonds, Series 1998, 4.750%,
                    11/01/24 - FSA Insured
         5,000   Detroit, Michigan, Second Lien Sewerage Disposal System          7/15 at 100.00             AA-          4,233,300
                    Revenue Bonds, Series 2005A, 5.000%,7/01/35 - MBIA Insured
         1,500   Michigan State Building Authority, Revenue Bonds, Facilities    10/11 at 100.00              A+          1,506,150
                    Program, Series 2001I, 5.000%, 10/15/24
         5,000   Michigan State Building Authority, Revenue Refunding Bonds,     10/13 at 100.00             AA-          4,783,850
                    Facilities Program, Series 2003II, 5.000%, 10/15/29 -
                    MBIA Insured
         7,115   Michigan State Hospital Finance Authority, Hospital Revenue      3/13 at 100.00          A1 (4)          8,153,292
                    Refunding Bonds, Henry Ford Health System, Series 2003A,
                    5.500%, 3/01/16 (Pre-refunded 3/01/13)
         3,000   Michigan Strategic Fund, Collateralized Limited Obligation       9/09 at 102.00             AA-          2,677,530
                    Pollution Control Revenue Refunding Bonds, Detroit Edison
                    Company, Series 1999A, 5.550%, 9/01/29 - MBIA Insured
                    (Alternative Minimum Tax)
         3,050   Michigan Tobacco Settlement Finance Authority, Tobacco           6/18 at 100.00            Baa3          2,142,839
                    Settlement Asset-Backed Revenue Bonds, Series 2008A,
                    6.875%, 6/01/42
         1,150   Royal Oak Hospital Finance Authority, Michigan, Hospital         9/18 at 100.00              A1          1,284,780
                    Revenue Bonds, William Beaumont Hospital, Refunding
                    Series 2009V, 8.250%, 9/01/39
        10,000   Wayne County, Michigan, Airport Revenue Bonds, Detroit           6/09 at 101.00             AA-          9,576,000
                    Metropolitan Wayne County Airport, Series 1998A, 5.375%,
                    12/01/16 - MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        41,970   Total Michigan                                                                                          40,523,328
------------------------------------------------------------------------------------------------------------------------------------

                 MINNESOTA - 3.1% (2.0% OF TOTAL INVESTMENTS)
         3,000   Minneapolis-St. Paul Metropolitan Airports Commission,           1/11 at 100.00           A (4)          3,211,830
                    Minnesota, Subordinate Airport Revenue Bonds, Series
                    2001C, 5.250%, 1/01/26 (Pre-refunded 1/01/11) - FGIC
                    Insured
        18,820   St. Paul Housing and Redevelopment Authority, Minnesota,        11/15 at 103.00             AAA         22,232,441
                    Sales Tax Revenue Refunding Bonds, Civic Center Project,
                    Series 1996, 7.100%, 11/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        21,820   Total Minnesota                                                                                         25,444,271
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 23

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MISSISSIPPI - 1.4% (0.9% OF TOTAL INVESTMENTS)
$        9,750   Mississippi Business Finance Corporation, Pollution Control     10/09 at 100.00             BBB   $      8,962,493
                    Revenue Refunding Bonds, System Energy Resources Inc.
                    Project, Series 1998, 5.875%, 4/01/22
         2,475   Mississippi Hospital Equipment and Facilities Authority,         9/14 at 100.00              AA          2,464,333
                    Revenue Bonds, Baptist Memorial Healthcare, Series 2004,
                    5.000%, 9/01/24 (UB)
------------------------------------------------------------------------------------------------------------------------------------
        12,225   Total Mississippi                                                                                       11,426,826
------------------------------------------------------------------------------------------------------------------------------------

                 MISSOURI - 1.8% (1.1% OF TOTAL INVESTMENTS)
         6,350   Kansas City, Missouri, Airport Revenue Bonds, General            9/12 at 100.00             AA-          6,641,719
                    Improvement Projects, Series 2003B, 5.250%, 9/01/17 - FGIC
                    Insured
         1,845   Missouri Health and Educational Facilities Authority, Revenue    5/13 at 100.00              AA          1,906,383
                    Bonds, BJC Health System, Series 2003, 5.250%, 5/15/18
         3,815   Missouri Health and Educational Facilities Authority, Revenue    6/11 at 101.00         AA- (4)          4,143,090
                    Bonds, SSM Healthcare System, Series 2001A, 5.250%,
                    6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured
         2,000   Missouri-Illinois Metropolitan District Bi-State Development    10/13 at 100.00             AAA          1,986,280
                    Agency, Mass Transit Sales Tax Appropriation Bonds,
                    Metrolink Cross County Extension Project, Series 2002B,
                    5.000%, 10/01/32 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        14,010   Total Missouri                                                                                          14,677,472
------------------------------------------------------------------------------------------------------------------------------------

                 MONTANA - 0.6% (0.3% OF TOTAL INVESTMENTS)
           595   Montana Board of Housing, Single Family Mortgage Bonds,         12/09 at 100.00             AA+            615,385
                    Series 2000A-2, 6.450%, 6/01/29(Alternative Minimum Tax)
         4,795   Montana Higher Education Student Assistance Corporation,         6/09 at 101.00              A2          3,856,762
                    Student Loan Revenue Bonds, Subordinate Series 1998B,
                    5.500%, 12/01/31 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         5,390   Total Montana                                                                                            4,472,147
------------------------------------------------------------------------------------------------------------------------------------
                 NEBRASKA - 0.1% (0.1% OF TOTAL INVESTMENTS)

         1,110   Nebraska Investment Finance Authority, Single Family Housing     9/10 at 100.00             AAA          1,145,198
                    Revenue Bonds, Series 2000E, 5.850%, 9/01/20 (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 NEVADA - 2.7% (1.7% OF TOTAL INVESTMENTS)
        10,900   Clark County School District, Nevada, General Obligation         6/12 at 100.00          AA (4)         12,306,318
                    Bonds, Series 2002C, 5.500%, 6/15/19(Pre-refunded
                    6/15/12) - MBIA Insured
                 Director of Nevada State Department of Business and Industry,
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000:
         3,500      0.000%, 1/01/21 - AMBAC Insured                                 No Opt. Call               A            530,845
         2,780      0.000%, 1/01/28 - AMBAC Insured                                 No Opt. Call               A            140,974
         6,980      5.375%, 1/01/40 - AMBAC Insured                               1/10 at 100.00               A          2,099,863
         5,000   Reno, Nevada, Health Facilities Revenue Bonds, Catholic          7/17 at 100.00               A          4,387,700
                    Healthcare West, Series 2007A, 5.250%, 7/01/31
         2,500   Reno, Nevada, Health Facility Revenue Bonds, Catholic            7/17 at 100.00             AAA          2,370,500
                    Healthcare West, Trust 2634, 16.017%,7/01/31 - BHAC
                    Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
        31,660   Total Nevada                                                                                            21,836,200
------------------------------------------------------------------------------------------------------------------------------------

                 NEW HAMPSHIRE - 1.3% (0.8% OF TOTAL INVESTMENTS)
                 New Hampshire Housing Finance Authority, FHLMC Multifamily
                 Housing Remarketed Revenue Bonds, Countryside LP, Series
                 1994:
         3,725      6.000%, 7/01/18 (Alternative Minimum Tax)                     7/10 at 101.00             Aaa          3,818,758
         6,945      6.100%, 7/01/24 (Alternative Minimum Tax)                     7/10 at 101.00             Aaa          7,070,357
------------------------------------------------------------------------------------------------------------------------------------
        10,670   Total New Hampshire                                                                                     10,889,115
------------------------------------------------------------------------------------------------------------------------------------

24 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEW JERSEY - 8.1% (5.2% OF TOTAL INVESTMENTS)
$        2,110   New Jersey Higher Education Assistance Authority, Student        6/10 at 101.00             Aaa   $      2,173,617
                    Loan Revenue Bonds, Series 2000A, 6.000%, 6/01/13 - MBIA
                    Insured (Alternative Minimum Tax)
         4,500   New Jersey Transportation Trust Fund Authority,                    No Opt. Call             AAA          5,047,650
                    Transportation System Bonds, Series 2001C, 5.500%,
                    12/15/18 - FSA Insured
         9,250   New Jersey Transportation Trust Fund Authority,                  6/13 at 100.00             AAA         10,711,963
                    Transportation System Bonds, Series 2003C, 5.500%,
                    6/15/23 (Pre-refunded 6/15/13)
                 New Jersey Transportation Trust Fund Authority,
                 Transportation System Bonds, Series 2006C:
        35,000      0.000%, 12/15/29 - FSA Insured                                  No Opt. Call             AAA         10,186,050
        10,000      0.000%, 12/15/30 - FGIC Insured                                 No Opt. Call             AA-          2,704,100
        10,000   New Jersey Turnpike Authority, Revenue Bonds, Series 2003A,      7/13 at 100.00             AAA         10,614,200
                    5.000%, 1/01/20 - FSA Insured (UB)
        11,070   Tobacco Settlement Financing Corporation, New Jersey,            6/12 at 100.00             AAA         11,964,345
                    Tobacco Settlement Asset-Backed Bonds, Series 2002,
                    5.750%, 6/01/32 (Pre-refunded 6/01/12)
         4,450   Tobacco Settlement Financing Corporation, New Jersey,            6/13 at 100.00             AAA          5,351,348
                    Tobacco Settlement Asset-Backed Bonds, Series 2003,
                    6.750%, 6/01/39 (Pre-refunded 6/01/13)
                 West Deptford Township, Gloucester County, New Jersey,
                 General Obligation Bonds, Series 2000:
         3,150      5.500%, 9/01/21 (Pre-refunded 9/01/10) - FGIC Insured         9/10 at 100.00        Baa1 (4)          3,355,538
         3,335      5.500%, 9/01/22 (Pre-refunded 9/01/10) - FGIC Insured         9/10 at 100.00        Baa1 (4)          3,552,609
------------------------------------------------------------------------------------------------------------------------------------
        92,865   Total New Jersey                                                                                        65,661,420
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 8.0% (5.1% OF TOTAL INVESTMENTS)
         5,500   Dormitory Authority of the State of New York, FHA-Insured        2/14 at 100.00             AAA          5,621,330
                    Mortgage Revenue Bonds, Kaleida Health, Series 2004,
                    5.050%, 2/15/25
         2,070   Dormitory Authority of the State of New York, Insured            7/09 at 100.50               A          2,095,316
                    Revenue Bonds, 853 Schools Program, Gateway-Longview
                    Inc., Series 1998A, 5.500%, 7/01/18 - AMBAC Insured
                 Dormitory Authority of the State of New York, Revenue Bonds,
                 Marymount Manhattan College, Series 1999:
         1,580      6.375%, 7/01/13 - RAAI Insured                                7/09 at 101.00            BBB+          1,599,007
         9,235      6.125%, 7/01/21 - RAAI Insured                                7/09 at 101.00            BBB+          9,167,677
         1,500   Dormitory Authority of the State of New York, Revenue Bonds,     8/09 at 100.00               A          1,499,865
                    St. Barnabas Hospital, Series 1997, 5.450%, 8/01/35 -
                    AMBAC Insured
         1,500   Hempstead Industrial Development Agency, New York, Resource        No Opt. Call            Baa2          1,465,335
                    Recovery Revenue Refunding Bonds, American Ref-Fuel
                    Company of Hempstead LP, Series 2001, 5.000%, 12/01/10
                    (Mandatory put 6/01/10)
        13,220   Metropolitan Transportation Authority, New York, Dedicated      11/12 at 100.00             AAA         13,543,758
                    Tax Fund Bonds, Series 2002A, 5.500%, 11/15/26 - FSA
                    Insured
        13,600   Metropolitan Transportation Authority, New York,                11/16 at 100.00             AAA         12,541,648
                    Transportation Revenue Bonds, Series 2009, 4.500%,
                    11/15/32 - FSA Insured (UB)
         7,810   New York City Transitional Finance Authority, New York,          8/09 at 101.00             AAA          8,006,422
                    Future Tax Secured Bonds, Fiscal Series 2000A, 5.750%,
                    8/15/24 (Pre-refunded 8/15/09)
         6,300   New York City, New York, General Obligation Bonds, Fiscal        5/10 at 101.00             AAA          6,684,048
                    Series 2000A, 6.250%, 5/15/26 - FSA Insured
         3,000   New York State Energy Research and Development Authority,        9/09 at 101.00            Baa1          2,523,900
                    Pollution Control Revenue Bonds, Rochester Gas and
                    Electric Corporation, Series 1998A, 5.950%, 9/01/33 -
                    MBIA Insured(Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        65,315   Total New York                                                                                          64,748,306
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 25

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NORTH CAROLINA - 1.6% (1.0% OF TOTAL INVESTMENTS)
$        4,900   Charlotte-Mecklenburg Hospital Authority, North Carolina,        1/15 at 100.00         AA- (4)   $      5,644,016
                    Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                    System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded
                    1/15/15)
         2,000   North Carolina Municipal Power Agency 1, Catawba Electric        7/09 at 101.00             AA-          2,006,920
                    Revenue Bonds, Series 1998A, 5.000%,1/01/20 - MBIA Insured
         5,500   The Charlotte-Mecklenberg Hospital Authority, North              1/18 at 100.00             AA-          5,399,405
                    Carolina, Doing Business as Carolinas HealthCare System,
                    Health Care Refunding Revenue Bonds, Series 2008A,
                    5.000%, 1/15/39
------------------------------------------------------------------------------------------------------------------------------------
        12,400   Total North Carolina                                                                                    13,050,341
------------------------------------------------------------------------------------------------------------------------------------

                 OHIO - 6.6% (4.2% OF TOTAL INVESTMENTS)
        10,000   American Municipal Power Ohio Inc., General Revenue Bonds,       2/18 at 100.00              A1          9,593,600
                    Series 2008, 5.250%, 2/15/43 Buckeye Tobacco Settlement
                    Financing Authority, Ohio, Tobacco Settlement
                 Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
           340      5.125%, 6/01/24                                               6/17 at 100.00             BBB            267,947
         3,570      5.875%, 6/01/30                                               6/17 at 100.00             BBB          2,421,460
         4,675      5.750%, 6/01/34                                               6/17 at 100.00             BBB          2,959,789
         2,400      6.000%, 6/01/42                                               6/17 at 100.00             BBB          1,397,784
        14,830      5.875%, 6/01/47                                               6/17 at 100.00             BBB          8,331,049
         5,150   Buckeye Tobacco Settlement Financing Authority, Ohio,            6/22 at 100.00             BBB          2,097,544
                    Tobacco Settlement Asset-Backed Revenue Bonds, Senior
                    Lien, Series 2007A-3, 0.000%, 6/01/37
         6,720   Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A,     1/10 at 101.00             AAA          6,724,838
                    5.000%, 1/01/31 - FSA Insured
           780   Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A,     1/10 at 101.00             AAA            811,278
                    5.000%, 1/01/31 (Pre-refunded 1/01/10) - FSA Insured
         3,650   Montgomery County, Ohio, Revenue Bonds, Catholic Health          5/14 at 100.00              AA          3,402,822
                    Initiatives, Series 2004A, 5.000%, 5/01/30
         5,800   Ohio Water Development Authority, Solid Waste Disposal           9/09 at 101.00             N/R          4,620,628
                    Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%,
                    9/01/20 (Alternative Minimum Tax)
        12,400   Ohio Water Development Authority, Solid Waste Disposal           9/09 at 102.00             N/R         10,539,132
                    Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%,
                    9/01/20 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        70,315   Total Ohio                                                                                              53,167,871
------------------------------------------------------------------------------------------------------------------------------------

                 OREGON - 1.1% (0.7% OF TOTAL INVESTMENTS)
         9,150   Port of St. Helens, Oregon, Pollution Control Revenue Bonds,       No Opt. Call            BBB+          9,050,540
                    Portland General Electric Company, Series 1985B, 4.800%,
                    6/01/10
------------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 3.2% (2.1% OF TOTAL INVESTMENTS)
                 Bethlehem Authority, Northampton and Lehigh Counties,
                 Pennsylvania, Guaranteed Water Revenue Bonds, Series 1998:
         3,125      0.000%, 5/15/22 - FSA Insured                                   No Opt. Call             AAA          1,679,781
         3,125      0.000%, 5/15/23 - FSA Insured                                   No Opt. Call             AAA          1,568,250
         3,135      0.000%, 5/15/24 - FSA Insured                                   No Opt. Call             AAA          1,466,772
         3,155      0.000%, 5/15/26 - FSA Insured                                   No Opt. Call             AAA          1,287,303
         4,145      0.000%, 11/15/26 - FSA Insured                                  No Opt. Call             AAA          1,647,347
         2,800      0.000%, 5/15/28 - FSA Insured                                   No Opt. Call             AAA            994,252
         3,000      0.000%, 11/15/28 - FSA Insured                                  No Opt. Call             AAA          1,036,710
         1,035   Carbon County Industrial Development Authority,                    No Opt. Call            BBB-          1,038,809
                    Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                    Panther Creek Partners Project, Series 2000, 6.650%,
                    5/01/10 (Alternative Minimum Tax)
        11,000   Delaware County Authority, Pennsylvania, Revenue Bonds,          5/09 at 102.00              A1         10,501,700
                    Catholic Health East, Series 1998A, 4.875%, 11/15/18 -
                    AMBAC Insured
         1,250   Erie, Pennsylvania, Water Authority, Water Revenue Bonds,       12/18 at 100.00             AAA          1,210,013
                    Series 2008, 5.000%, 12/01/43 - FSA Insured

26 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 PENNSYLVANIA (continued)
$        4,500   Pennsylvania Economic Development Financing Authority,           7/09 at 100.00              B-   $      3,647,790
                    Senior Lien Resource Recovery Revenue Bonds, Northampton
                    Generating Project, Series 1994A, 6.500%, 1/01/13
                    (Alternative Minimum Tax)
           300   Pennsylvania Economic Development Financing Authority,           7/09 at 100.00             N/R            173,205
                    Subordinate Resource Recovery Revenue Bonds, Northampton
                    Generating Project, Series 1994C, 6.875%, 1/01/11
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        40,570   Total Pennsylvania                                                                                      26,251,932
------------------------------------------------------------------------------------------------------------------------------------

                 PUERTO RICO - 0.6% (0.4% OF TOTAL INVESTMENTS)
         1,250   Puerto Rico Highway and Transportation Authority, Highway        7/10 at 101.00             AAA          1,336,900
                    Revenue Bonds, Series 2000B, 5.875%,7/01/21 (Pre-refunded
                    7/01/10) - MBIA Insured
        25,000   Puerto Rico Sales Tax Financing Corporation, Sales Tax             No Opt. Call              A1          1,782,000
                    Revenue Bonds, Series 2007A, 0.000%,8/01/47 - AMBAC
                    Insured
         3,750   Puerto Rico Sales Tax Financing Corporation, Sales Tax           8/17 at 100.00             AA-          1,394,250
                    Revenue Bonds, Trust 2653, 13.702%, 8/01/57 (IF)
------------------------------------------------------------------------------------------------------------------------------------
        30,000   Total Puerto Rico                                                                                        4,513,150
------------------------------------------------------------------------------------------------------------------------------------

                 RHODE ISLAND - 0.7% (0.4% OF TOTAL INVESTMENTS)
         2,000   Kent County Water Authority, Rhode Island, General Revenue       7/12 at 100.00             AA-          1,983,800
                    Bonds, Series 2002A, 5.000%,7/15/23 - MBIA Insured
                 Rhode Island Health and Educational Building Corporation,
                 Revenue Refunding Bonds, Salve Regina University, Series
                 2002:
         1,260      5.250%, 3/15/17 - RAAI Insured                                3/12 at 101.00            BBB+          1,210,444
         1,080      5.250%, 3/15/18 - RAAI Insured                                3/12 at 101.00            BBB+          1,021,961
         1,600   Rhode Island Tobacco Settlement Financing Corporation,           6/12 at 100.00             BBB          1,178,848
                    Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                    6.125%, 6/01/32
------------------------------------------------------------------------------------------------------------------------------------
         5,940   Total Rhode Island                                                                                       5,395,053
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 4.3% (2.8% OF TOTAL INVESTMENTS)
         2,625   Medical University Hospital Authority, South Carolina,           8/14 at 100.00             AA-          2,638,991
                    FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%,
                    2/15/25 - MBIA Insured
        22,855   Piedmont Municipal Power Agency, South Carolina, Electric          No Opt. Call               A          5,872,821
                    Revenue Bonds, Series 2004A-2, 0.000%, 1/01/31 - AMBAC
                    Insured
         6,925   South Carolina, General Obligation Bonds, Series 1999A,         10/09 at 101.00             Aaa          7,054,636
                    4.000%, 10/01/14
        18,825   Tobacco Settlement Revenue Management Authority, South           5/12 at 100.00         BBB (4)         19,763,425
                    Carolina, Tobacco Settlement Asset-Backed Bonds, Series
                    2001B, 6.000%, 5/15/22 (Pre-refunded 5/15/12)
------------------------------------------------------------------------------------------------------------------------------------
        51,230   Total South Carolina                                                                                    35,329,873
------------------------------------------------------------------------------------------------------------------------------------

                 TENNESSEE - 1.4% (0.9% OF TOTAL INVESTMENTS)
         2,860   Johnson City Health and Educational Facilities Board,            7/23 at 100.00         AA- (4)          2,891,002
                    Tennessee, Hospital Revenue Refunding and Improvement
                    Bonds, Johnson City Medical Center, Series 1998C, 5.125%,
                    7/01/25(Pre-refunded 7/01/23) - MBIA Insured
         1,700   Memphis-Shelby County Airport Authority, Tennessee, Airport      3/10 at 101.00               A          1,705,389
                    Revenue Bonds, Series 1999D, 6.000%, 3/01/24 - AMBAC
                    Insured (Alternative Minimum Tax)
         6,000   Metropolitan Government of Nashville-Davidson County Health     12/17 at 100.00               A          6,833,580
                    and Educational Facilities Board, Tennessee, Revenue
                    Refunding and Improvement Bonds, Meharry Medical College,
                    Series 1996, 6.000%, 12/01/19 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        10,560   Total Tennessee                                                                                         11,429,971
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 27

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

    PRINCIPAL                                                                      OPTIONAL CALL
 AMOUNT (000)    DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TEXAS - 7.5% (4.8% OF TOTAL INVESTMENTS)
$        3,975   Bell County Health Facilities Development Corporation,           2/10 at 101.00             AAA   $      4,187,225
                    Texas, Revenue Bonds, Scott and White Memorial Hospital
                    and Scott, Sherwood and Brindley Foundation, Series
                    2000A, 6.125%, 8/15/23(Pre-refunded 2/15/10) - MBIA
                    Insured
         5,000   Bexar Metropolitan Water District, Texas, Waterworks System      5/16 at 100.00             AA-          4,702,350
                    Revenue Bonds, Series 2006, 5.000%, 5/01/35 - MBIA Insured
                 Central Texas Regional Mobility Authority, Travis and
                 Williamson Counties, Toll Road Revenue Bonds, Series 2005:
         4,000      5.000%, 1/01/35 - FGIC Insured                                1/15 at 100.00             AA-          3,071,600
        13,000      5.000%, 1/01/45 - FGIC Insured                                1/15 at 100.00             AA-          9,550,970
         4,000   Houston Community College, Texas, Limited Tax General            2/13 at 100.00              AA          4,064,560
                    Obligation Bonds, Series 2003, 5.000%,2/15/27 - AMBAC
                    Insured (UB)
         3,885   Houston Independent School District, Public Facility               No Opt. Call              AA          2,526,416
                    Corporation, Harris County, Texas, Lease Revenue Bonds,
                    Cesar E. Chavez High School, Series 1998A, 0.000%,
                    9/15/19 - AMBAC Insured
        33,855   Leander Independent School District, Williamson and Travis        8/14 at 23.67             AAA          5,604,357
                    Counties, Texas, General Obligation Bonds, Series 2006,
                    0.000%, 8/15/40
                 Leander Independent School District, Williamson and Travis
                 Counties, Texas, Unlimited Tax School Building and
                 Refunding Bonds, Series 1998:
         4,930      0.000%, 8/15/20                                                8/09 at 54.76             AAA          2,665,454
         3,705      0.000%, 8/15/22                                                8/09 at 48.30             AAA          1,779,400
         3,480   Pearland, Texas, General Obligation Bonds, Series 2002,          3/12 at 100.00             Aaa          3,842,964
                    5.000%, 3/01/27 (Pre-refunded 3/01/12) - FGIC Insured
         6,835   San Antonio, Texas, Electric and Gas System Revenue              8/09 at 100.00             Aa1          6,837,802
                    Refunding Bonds, New Series 1998A, 4.500%, 2/01/21
         6,000   Spring Branch Independent School District, Harris County,        2/11 at 100.00             AAA          6,434,760
                    Texas, Limited Tax Schoolhouse and Refunding Bonds,
                    Series 2001, 5.125%, 2/01/26 (Pre-refunded 2/01/11)
         4,000   Tarrant Regional Water District, Texas, Water Revenue            3/13 at 100.00             AAA          4,162,400
                    Refunding and Improvement Bonds, Series 1999, 5.000%,
                    3/01/22 - FSA Insured
         1,740   Texas, General Obligation Bonds, Water Financial Assistance,     8/09 at 100.00             Aa1          1,744,367
                    State Participation Program, Series 1999C, 5.500%,
                    8/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        98,405   Total Texas                                                                                             61,174,625
------------------------------------------------------------------------------------------------------------------------------------

                 UTAH - 3.2% (2.1% OF TOTAL INVESTMENTS)
                 Utah County, Utah, Hospital Revenue Bonds, IHC Health
                 Services Inc., Series 1997:
        12,885      5.250%, 8/15/21 - MBIA Insured (ETM)                          8/09 at 100.00         AA- (4)         12,928,036
         3,900      5.250%, 8/15/26 - MBIA Insured (ETM)                          8/09 at 100.00         AA- (4)          3,913,026
         2,120   Utah Housing Corporation, Single Family Mortgage Bonds,          1/12 at 100.00             AA-          2,089,769
                    Series 2002A-1, 5.300%, 7/01/18(Alternative Minimum Tax)
             5   Utah Housing Finance Agency, Single Family Mortgage Bonds,       1/10 at 100.00              AA              5,159
                    Series 2000B, 6.250%, 7/01/22(Alternative Minimum Tax)
           755   Utah Housing Finance Agency, Single Family Mortgage Bonds,       7/10 at 100.00             AA-            767,382
                    Series 2000D-1, 6.050%, 7/01/14(Alternative Minimum Tax)
           550   Utah Housing Finance Agency, Single Family Mortgage Bonds,       7/10 at 100.00              AA            559,103
                    Series 2000E-1, Class II, 6.150%,1/01/27 (Alternative
                    Minimum Tax)
         1,010   Utah Housing Finance Agency, Single Family Mortgage Bonds,       7/10 at 100.00             AA-          1,026,200
                    Series 2000E-1, Class III, 6.000%,1/01/15 (Alternative
                    Minimum Tax)
           785   Utah Housing Finance Agency, Single Family Mortgage Bonds,       7/11 at 100.00              AA            787,339
                    Series 2001A-2, 5.650%, 7/01/27(Alternative Minimum Tax)

28 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 UTAH (continued)
$          610   Utah Housing Finance Agency, Single Family Mortgage Bonds,       1/11 at 100.00             Aaa   $        627,147
                    Series 2001B-1, 5.750%, 7/01/19(Alternative Minimum Tax)
         3,000   Utah Water Finance Agency, Revenue Bonds, Pooled Loan           10/12 at 100.00         N/R (4)          3,379,470
                    Financing Program, Series 2002C, 5.250%,10/01/28
                    (Pre-refunded 10/01/12) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        25,620   Total Utah                                                                                              26,082,631
------------------------------------------------------------------------------------------------------------------------------------

                 VIRGIN ISLANDS - 0.7% (0.4% OF TOTAL INVESTMENTS)
         4,700   Virgin Islands Public Finance Authority, Gross Receipts Taxes   10/14 at 100.00            BBB+          3,793,699
                    Loan Note, Series 2003, 5.000%,10/01/33 - RAAI Insured
         2,500   Virgin Islands Public Finance Authority, Revenue Bonds,          1/14 at 100.00             BBB          1,883,000
                    Refinery Project - Hovensa LLC, Series 2003, 6.125%,
                    7/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         7,200   Total Virgin Islands                                                                                     5,676,699
------------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 5.4% (3.5% OF TOTAL INVESTMENTS)
        12,235   Chelan County Public Utility District 1, Washington, Columbia      No Opt. Call              AA          4,841,634
                    River-Rock Island Hydro-Electric System Revenue Refunding
                    Bonds, Series 1997A, 0.000%, 6/01/26 - MBIA Insured
                 Cowlitz County Public Utilities District 1, Washington,
                 Electric Production Revenue Bonds, Series 2004:
           465      5.000%, 9/01/22 - FGIC Insured                                9/14 at 100.00             AA-            476,625
         3,100      5.000%, 9/01/28 - FGIC Insured                                9/14 at 100.00             AA-          3,077,029
         5,000   Energy Northwest, Washington, Electric Revenue Refunding         7/13 at 100.00             Aaa          5,461,650
                    Bonds, Nuclear Project 1, Series 2003A, 5.500%, 7/01/16 (UB)
        10,000   Washington State Healthcare Facilities Authority, Revenue       10/16 at 100.00              AA          8,601,500
                    Bonds, Providence Health Care Services, Series 2006A,
                    4.625%, 10/01/34 - FGIC Insured (UB)
         4,685   Washington State Healthcare Facilities Authority, Revenue       12/09 at 101.00          AA (4)          4,865,607
                    Bonds, Providence Services, Series 1999, 5.375%, 12/01/19
                    (Pre-refunded 12/01/09) - MBIA Insured
         5,000   Washington State Housing Finance Commission, Non-Profit          7/09 at 101.00            BBB+          4,513,250
                    Housing Revenue Bonds, Kline Galland Center, Series 1999,
                    6.000%, 7/01/29 - RAAI Insured
        12,000   Washington, Motor Vehicle Fuel Tax General Obligation Bonds,     1/11 at 100.00             AA+         12,196,560
                    Series 2001D, 5.250%, 1/01/26
------------------------------------------------------------------------------------------------------------------------------------
        52,485   Total Washington                                                                                        44,033,855
------------------------------------------------------------------------------------------------------------------------------------

                 WEST VIRGINIA - 0.6% (0.4% OF TOTAL INVESTMENTS)
         5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,   10/11 at 100.00             BBB          4,847,600
                    Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------
                 WISCONSIN - 2.9% (1.9% OF TOTAL INVESTMENTS)
        11,620   Wisconsin Health and Educational Facilities Authority,           2/10 at 101.00            BBB+         10,230,248
                    Revenue Bonds, Marshfield Clinic, Series 1999, 6.250%,
                    2/15/29 - RAAI Insured
         7,315   Wisconsin Health and Educational Facilities Authority,           7/09 at 103.00             N/R          5,462,769
                    Revenue Bonds, Millennium Housing Foundation Inc., Series
                    1998, 6.100%, 1/01/28

                                                           Nuveen Investments 29

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WISCONSIN (continued)
$        9,400   Wisconsin Housing and Economic Development Authority, Home       9/14 at 100.00              AA   $      8,246,432
                    Ownership Revenue Bonds, Series 2005C, 4.875%, 3/01/36
                    (Alternative Minimum Tax) (UB)
------------------------------------------------------------------------------------------------------------------------------------
        28,335   Total Wisconsin                                                                                         23,939,449
------------------------------------------------------------------------------------------------------------------------------------
$    1,602,344   Total Investments (cost $1,294,912,858) - 156.4%                                                     1,271,554,332
==============----------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (6.5)%                                                                     (52,540,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.4%                                                                    19,348,380
                 -------------------------------------------------------------------------------------------------------------------
                 Auction Rate Preferred Shares, at Liquidation Value - (52.3)% (5)                                     (425,375,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    812,987,712
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.5%

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

30 Nuveen Investments

NMA | Nuveen Municipal Advantage Fund, Inc.
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ALABAMA - 1.5% (0.9% OF TOTAL INVESTMENTS)
$        5,075   Lauderdale County and Florence Healthcare Authority, Alabama,    7/09 at 101.00             AA-   $      4,441,742
                    Revenue Bonds, Coffee Health Group, Series 1999A, 5.250%,
                    7/01/24 - MBIA Insured
         5,155   Phenix City Industrial Development Board, Alabama,               5/12 at 100.00             BBB          3,950,122
                    Environmental Improvement Revenue Bonds, MeadWestvaco
                    Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        10,230   Total Alabama                                                                                            8,391,864
------------------------------------------------------------------------------------------------------------------------------------

                 ALASKA - 0.9% (0.6% OF TOTAL INVESTMENTS)
                 Alaska Housing Finance Corporation, General Housing Purpose
                 Bonds, Series 2005A:
         1,125      5.250%, 12/01/34 - FGIC Insured (UB)                         12/14 at 100.00              AA          1,131,435
         1,280      5.250%, 12/01/41 - FGIC Insured (UB)                         12/14 at 100.00              AA          1,281,715
                 Northern Tobacco Securitization Corporation, Alaska, Tobacco
                 Settlement Asset-Backed Bonds, Series 2006A:
         1,035      4.625%, 6/01/23                                               6/14 at 100.00            Baa3            892,915
         3,250      5.000%, 6/01/46                                               6/14 at 100.00            Baa3          1,701,895
------------------------------------------------------------------------------------------------------------------------------------
         6,690   Total Alaska                                                                                             5,007,960
------------------------------------------------------------------------------------------------------------------------------------

                 ARIZONA - 2.0% (1.3% OF TOTAL INVESTMENTS)
         4,905   Maricopa County Industrial Development Authority, Arizona,       7/17 at 100.00               A          4,335,628
                    Health Facility Revenue Bonds, Catholic Healthcare West,
                    Series 2007A, 5.250%, 7/01/32
         5,000   Maricopa County Pollution Control Corporation, Arizona,          6/09 at 100.00            Baa3          4,415,150
                    Remarketed Revenue Refunding Bonds, Public Service Company
                    of New Mexico, Series 1992A, 5.750%, 11/01/22
         2,500   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien     7/18 at 100.00             AA-          2,465,825
                    Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38
------------------------------------------------------------------------------------------------------------------------------------
        12,405   Total Arizona                                                                                           11,216,603
------------------------------------------------------------------------------------------------------------------------------------

                 CALIFORNIA - 18.4% (11.5% OF TOTAL INVESTMENTS)
         3,500   Alameda Corridor Transportation Authority, California,          10/17 at 100.00               A          2,561,475
                    Subordinate Lien Revenue Bonds, Series 2004A, 0.000%,
                    10/01/25 - AMBAC Insured
                 Calexico Unified School District, Imperial County, California,
                 General Obligation Bonds, Series 2005B:
         4,070      0.000%, 8/01/32 - FGIC Insured                                  No Opt. Call             AA-            847,333
         6,410      0.000%, 8/01/34 - FGIC Insured                                  No Opt. Call             AA-          1,156,364
         3,000   California Health Facilities Financing Authority, Health         3/13 at 100.00               A          2,402,790
                    Facility Revenue Bonds, Adventist Health System/West,
                    Series 2003A, 5.000%, 3/01/33
         7,500   California State Public Works Board, Lease Revenue Bonds,        6/14 at 100.00              A-          6,804,450
                    Department of Mental Health, Coalinga State Hospital,
                    Series 2004A, 5.125%, 6/01/29
         2,750   California Statewide Community Development Authority, Revenue    8/19 at 100.00              AA          2,858,928
                    Bonds, Methodist Hospital Project, Series 2009, 6.750%,
                    2/01/38
        11,200   California, General Obligation Bonds, Series 2003, 5.250%,       8/13 at 100.00               A         11,159,344
                    2/01/28
        16,000   California, Various Purpose General Obligation Bonds, Series     6/17 at 100.00               A         14,775,678
                    2007, 5.000%, 6/01/37
         9,955   Capistrano Unified School District, Orange County, California,     No Opt. Call             AA-          2,399,752
                    Special Tax Bonds, Community Facilities District, Series
                    2005, 0.000%, 9/01/31 - FGIC Insured

                                                           Nuveen Investments 31

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA (continued)
                 Colton Joint Unified School District, San Bernardino County,
                 California, General Obligation Bonds, Series 2006C:
$        3,800      0.000%, 2/01/33 - FGIC Insured                                 2/15 at 38.73             AA-   $        830,110
         3,795      0.000%, 2/01/37 - FGIC Insured                                  No Opt. Call             AA-            656,118
         7,535   Contra Costa County, California, GNMA Mortgage-Backed              No Opt. Call             AAA          9,836,716
                    Securities Program Home Mortgage Revenue Bonds, Series
                    1989, 7.750%, 5/01/22 (Alternative Minimum Tax) (ETM)
         8,145   Cupertino Union School District, Santa Clara County,              8/13 at 55.54              AA          3,165,636
                    California, General Obligation Bonds, Series 2003B,
                    0.000%, 8/01/25 - FGIC Insured
         2,510   Folsom Cordova Unified School District, Sacramento County,         No Opt. Call             AA-            784,400
                    California, General Obligation Bonds, School Facilities
                    Improvement District 1, Series 2004B, 0.000%, 10/01/28 -
                    MBIA Insured
         3,360   Folsom Cordova Unified School District, Sacramento County,         No Opt. Call              AA          1,145,726
                    California, General Obligation Bonds, School Facilities
                    Improvement District 2, Series 2002A, 0.000%, 7/01/27 -
                    MBIA Insured
         2,315   Gateway Unified School District, California, General               No Opt. Call             AA-            554,165
                    Obligation Bonds, Series 2004B, 0.000%,8/01/32 - FGIC
                    Insured
         1,000   Golden State Tobacco Securitization Corporation, California,     6/17 at 100.00             BBB            515,710
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                    2007A-1, 5.125%, 6/01/47
         3,000   Golden State Tobacco Securitization Corporation, California,       No Opt. Call             AAA            998,730
                    Tobacco Settlement Asset-Backed Revenue Bonds, Series
                    2005A, 0.000%, 6/01/26 - FSA Insured
         1,275   Madera Unified School District, Madera County, California,       8/12 at 100.00             AAA          1,329,404
                    General Obligation Bonds, Series 2002, 5.250%, 8/01/23 -
                    FSA Insured
                 North Orange County Community College District, California,
                 General Obligation Bonds, Series 2003B:
         7,735      0.000%, 8/01/25 - FGIC Insured                                  No Opt. Call              AA          3,379,576
         4,000      0.000%, 8/01/26 - FGIC Insured                                  No Opt. Call              AA          1,638,680
         5,000   Palmdale Community Redevelopment Agency, California,               No Opt. Call             AAA          5,606,350
                    Residential Mortgage Revenue Refunding Bonds, Series
                    1991B, 7.375%, 2/01/12 (ETM)
         5,000   Palmdale Community Redevelopment Agency, California, Single        No Opt. Call             AAA          6,427,000
                    Family Restructured Mortgage Revenue Bonds, Series 1986A,
                    8.000%, 3/01/16 (Alternative Minimum Tax) (ETM)
         9,315   Perris, California, GNMA Mortgage-Backed Securities Program        No Opt. Call             AAA         11,886,965
                    Single Family Mortgage Revenue Bonds, Series 1989A,
                    7.600%, 1/01/23 (Alternative Minimum Tax) (ETM)
         7,660   San Joaquin Hills Transportation Corridor Agency, Orange           No Opt. Call             AAA          4,074,431
                    County, California, Senior Lien Toll Road Revenue Bonds,
                    Series 1993, 0.000%, 1/01/24 (ETM)
        23,000   San Joaquin Hills Transportation Corridor Agency, Orange           No Opt. Call             AA-          3,021,740
                    County, California, Toll Road Revenue Refunding Bonds,
                    Series 1997A, 0.000%, 1/15/35 - MBIA Insured
         7,250   San Jose-Evergreen Community College District, Santa Clara        9/15 at 47.82             Aa2          2,114,028
                    County, California, General Obligation Bonds, Series
                    2005A, 0.000%, 9/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       170,080   Total California                                                                                       102,931,599
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 7.7% (4.8% OF TOTAL INVESTMENTS)
         1,600   Arkansas River Power Authority, Colorado, Power Revenue         10/16 at 100.00             BBB          1,260,000
                    Bonds, Series 2006, 5.250%, 10/01/40 - SYNCORA GTY Insured
         9,440   Colorado Health Facilities Authority, Colorado, Revenue          9/16 at 100.00              AA          7,951,973
                    Bonds, Catholic Health Initiatives, Series 2006A, 4.500%,
                    9/01/38
         8,350   Colorado Health Facilities Authority, Remarketed Revenue         7/09 at 100.50             AAA          8,459,803
                    Bonds, Kaiser Permanente System, Series 1994A, 5.350%,
                    11/01/16 (ETM)
         1,150   Colorado Health Facilities Authority, Revenue Bonds, Poudre      9/18 at 102.00             AAA          1,082,300
                    Valley Health System, Series 2005C, 5.250%, 3/01/40 - FSA
                    Insured
         3,300   Denver City and County, Colorado, Airport Revenue Bonds,        11/16 at 100.00             AA-          3,376,923
                    Series 2006, 5.000%, 11/15/24 - FGIC Insured

32 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 COLORADO (continued)
$        2,000   Denver Convention Center Hotel Authority, Colorado, Senior      11/16 at 100.00            BBB-   $      1,283,660
                    Revenue Bonds, Convention Center Hotel, Series 2006,
                    4.750%, 12/01/35 - SYNCORA GTY Insured
                 Denver, Colorado, Airport Revenue Bonds, Trust 2365:
         1,340      12.496%, 11/15/23 - FGIC Insured (IF)                        11/16 at 100.00              A+          1,437,632
         1,085      12.488%, 11/15/25 - FGIC Insured (IF)                        11/16 at 100.00              A+          1,150,295
                 E-470 Public Highway Authority, Colorado, Senior Revenue
                 Bonds, Series 1997B:
         2,650      0.000%, 9/01/16 - MBIA Insured                                  No Opt. Call             AA-          1,647,611
         8,645      0.000%, 9/01/26 - MBIA Insured                                  No Opt. Call             AA-          2,139,292
         1,000   E-470 Public Highway Authority, Colorado, Senior Revenue         9/10 at 102.00             AAA          1,084,030
                    Bonds, Series 2000A, 5.750%, 9/01/35(Pre-refunded
                    9/01/10) - MBIA Insured
                 E-470 Public Highway Authority, Colorado, Senior Revenue
                 Bonds, Series 2000B:
         7,500      0.000%, 9/01/29 - MBIA Insured                                  No Opt. Call             AA-          1,415,400
        10,000      0.000%, 9/01/31 - MBIA Insured                                  No Opt. Call             AA-          1,591,500
        10,000      0.000%, 9/01/32 - MBIA Insured                                  No Opt. Call             AA-          1,465,800
                 Platte River Power Authority, Colorado, Power Revenue
                 Refunding Bonds, Series 2002EE:
         1,030      5.375%, 6/01/17 (Pre-refunded 6/01/12)                        6/12 at 100.00         Aa2 (4)          1,157,390
         4,890      5.375%, 6/01/18 (Pre-refunded 6/01/12)                        6/12 at 100.00         Aa2 (4)          5,494,795
                 Platte River Power Authority, Colorado, Power Revenue
                 Refunding Bonds, Series 2002EE:
           970      5.375%, 6/01/17                                               6/12 at 100.00              AA          1,057,203
           110      5.375%, 6/01/18                                               6/12 at 100.00              AA            117,041
------------------------------------------------------------------------------------------------------------------------------------
        75,060   Total Colorado                                                                                          43,172,648
------------------------------------------------------------------------------------------------------------------------------------

                 DISTRICT OF COLUMBIA - 0.2% (0.1% OF TOTAL INVESTMENTS)
         1,305   District of Columbia Housing Finance Agency, GNMA/FNMA Single    6/09 at 100.00             AAA          1,309,320
                    Family Mortgage Revenue Bonds, Series 1997B, 5.900%,
                    12/01/28 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 FLORIDA - 3.5% (2.2% OF TOTAL INVESTMENTS)
         2,770   Florida Housing Finance Corporation, Housing Revenue Bonds,     12/10 at 100.00             AAA          2,778,975
                    Stratford Point Apartments, Series 2000O-1, 5.850%,
                    12/01/31 - FSA Insured (Alternative Minimum Tax)
         8,100   South Miami Health Facilities Authority, Florida, Revenue        8/17 at 100.00             AA-          6,271,668
                    Bonds, Baptist Health Systems of South Florida, Trust
                    1025, 8.242%, 8/15/42 (IF)
        10,130   Tampa, Florida, Healthcare System Revenue Bonds, Allegany        6/09 at 100.00          AA (4)         10,282,254
                    Health System - St. Mary's Hospital, Series 1993, 5.125%,
                    12/01/23 - MBIA Insured (ETM)
------------------------------------------------------------------------------------------------------------------------------------
        21,000   Total Florida                                                                                           19,332,897
------------------------------------------------------------------------------------------------------------------------------------

                 GEORGIA - 1.1% (0.7% OF TOTAL INVESTMENTS)
         4,000   Augusta, Georgia, Water and Sewerage Revenue Bonds, Series      10/14 at 100.00             AAA          4,061,960
                    2004, 5.250%, 10/01/39 - FSA Insured
         2,900   Coffee County Hospital Authority, Georgia, Revenue Bonds,       12/14 at 100.00             BBB          2,090,349
                    Coffee County Regional Medical Center, Series 2004,
                    5.000%, 12/01/26
------------------------------------------------------------------------------------------------------------------------------------
         6,900   Total Georgia                                                                                            6,152,309
------------------------------------------------------------------------------------------------------------------------------------

                 HAWAII - 0.5% (0.3% OF TOTAL INVESTMENTS)
         2,215   Hawaii Housing and Community Development Corporation, GNMA       7/10 at 102.00              AA          2,236,818
                    Collateralized Multifamily Housing Revenue Bonds, Sunset
                    Villas, Series 2000, 5.700%, 7/20/31
           525   Hawaii Housing Finance and Development Corporation, Single       7/09 at 100.00             AAA            539,438
                    Family Mortgage Purchase Revenue Bonds, Series 1997A,
                    5.750%, 7/01/30 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         2,740   Total Hawaii                                                                                             2,776,256
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 33

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ILLINOIS - 16.2% (10.2% OF TOTAL INVESTMENTS)
$        4,345   Chicago Board of Education, Illinois, Unlimited Tax General        No Opt. Call             AA-   $      1,446,537
                    Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
                    0.000%, 12/01/28 - FGIC Insured
         4,260   Chicago Board of Education, Illinois, Unlimited Tax General        No Opt. Call             AA-          1,156,760
                    Obligation Bonds, Dedicated Tax Revenues, Series 1999A,
                    0.000%, 12/01/31 - FGIC Insured
         5,865   Chicago, Illinois, General Obligation Bonds, Neighborhoods       7/10 at 101.00             AAA          6,328,335
                    Alive 21 Program, Series 2000A, 6.500%, 1/01/35
                    (Pre-refunded 7/01/10) - FGIC Insured
         5,000   Chicago, Illinois, Second Lien Passenger Facility Charge         1/11 at 101.00              A1          4,467,450
                    Revenue Bonds, O'Hare International Airport, Series 2001A,
                    5.375%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)
         2,000   Illinois Finance Authority, Revenue Bonds, Children's            8/18 at 100.00             AAA          1,813,920
                    Memorial Hospital, Series 2008A, 5.250%, 8/15/47 - AGC
                    Insured (UB)
         8,395   Illinois Finance Authority, Revenue Bonds, Loyola University     7/17 at 100.00             Aa1          8,279,317
                    of Chicago, Tender Option Bond Trust 1137, 9.118%, 7/01/46
                    (IF)
         6,000   Illinois Health Facilities Authority, Revenue Bonds, Condell     5/12 at 100.00             Aaa          6,682,320
                    Medical Center, Series 2002, 5.750%, 5/15/22 (Pre-refunded
                    5/15/12)
         6,165   Illinois Health Facilities Authority, Revenue Bonds, Sarah       8/09 at 100.00               A          6,049,653
                    Bush Lincoln Health Center, Series 1996B, 5.750%, 2/15/22
        10,740   Lake and McHenry Counties Community Unit School District 118,     1/15 at 66.94             Aa3          5,317,052
                    Wauconda, Illinois, General Obligation Bonds, Series
                    2005B, 0.000%, 1/01/23 - FSA Insured
         1,090   Metropolitan Pier and Exposition Authority, Illinois, Revenue      No Opt. Call              A2            598,432
                    Bonds, McCormick Place Expansion Project, Series 1993A,
                    0.000%, 6/15/21 - FGIC Insured
                 Metropolitan Pier and Exposition Authority, Illinois, Revenue
                 Bonds, McCormick Place Expansion Project, Series 1999A:
        13,455      5.500%, 12/15/24 - FGIC Insured                              12/09 at 101.00             AAA         13,792,449
        10,430      5.250%, 12/15/28 - FGIC Insured                              12/09 at 101.00             AAA         10,531,067
         3,175   Metropolitan Pier and Exposition Authority, Illinois, Revenue      No Opt. Call             AAA            426,180
                    Bonds, McCormick Place Expansion Project, Series 2002A,
                    0.000%, 6/15/41 - MBIA Insured
         6,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue      No Opt. Call             AA-          2,642,820
                    Refunding Bonds, McCormick Place Expansion Project, Series
                    1996A, 0.000%, 6/15/24 - MBIA Insured
         4,600   Regional Transportation Authority, Cook, DuPage, Kane, Lake,       No Opt. Call             Aa2          5,718,904
                    McHenry and Will Counties, Illinois, General Obligation
                    Bonds, Series 1990A, 7.200%, 11/01/20 - AMBAC Insured
         1,940   University of Illinois, Auxiliary Facilities Systems Revenue     4/13 at 100.00              AA          1,985,842
                    Bonds, Series 2003A, 5.000%,4/01/23 - AMBAC Insured
         7,500   Valley View Public Schools, Community Unit School District         No Opt. Call              AA          3,004,875
                    365U of Will County, Illinois, General Obligation Bonds,
                    Series 2005, 0.000%, 11/01/25 - MBIA Insured
        23,125   Will County Community High School District 210 Lincoln-Way,        No Opt. Call             Aa3         10,382,663
                    Illinois, General Obligation Bonds, Series 2006, 0.000%,
                    1/01/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
       124,085   Total Illinois                                                                                          90,624,576
------------------------------------------------------------------------------------------------------------------------------------

                 INDIANA - 1.6% (1.0% OF TOTAL INVESTMENTS)
         5,205   Indiana Health Facility Financing Authority, Hospital Revenue    8/10 at 101.50          AA (4)          5,600,944
                    Bonds, Clarian Health Obligated Group, Series 2000A,
                    5.500%, 2/15/30 (Pre-refunded 8/15/10) - MBIA Insured
         2,435   Indiana Health Facility Financing Authority, Revenue Bonds,      3/17 at 100.00             BBB          1,901,662
                    Community Foundation of Northwest Indiana, Series 2007,
                    5.500%, 3/01/37
         1,475   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,    8/09 at 101.50            BBB-          1,452,728
                    Madison Center Inc., Series 1999, 5.450%, 2/15/12
------------------------------------------------------------------------------------------------------------------------------------
         9,115   Total Indiana                                                                                            8,955,334
------------------------------------------------------------------------------------------------------------------------------------

34 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 IOWA - 0.6% (0.4% OF TOTAL INVESTMENTS)
$        6,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement       6/15 at 100.00             BBB   $      3,366,060
                    Revenue Bonds, Series 2005C, 5.375%, 6/01/38
           250   Iowa Tobacco Settlement Authority, Tobacco Asset-Backed          6/17 at 100.00             BBB            172,173
                    Revenue Bonds, Series 2005B, 5.600%, 6/01/34
------------------------------------------------------------------------------------------------------------------------------------
         6,250   Total Iowa                                                                                               3,538,233
------------------------------------------------------------------------------------------------------------------------------------

                 KANSAS - 0.3% (0.2% OF TOTAL INVESTMENTS)
         1,750   Wamego, Kansas, Pollution Control Revenue Bonds, Kansas Gas      6/14 at 100.00             AA-          1,577,345
                    and Electric Company, Series 2004, 5.300%, 6/01/31 - MBIA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------

                 KENTUCKY - 1.4% (0.9% OF TOTAL INVESTMENTS)
         1,500   Kentucky Economic Development Finance Authority, Hospital        8/19 at 100.00             Aa3          1,548,360
                    Revenue Bonds, Baptist Healthcare System, Series 2009A,
                    5.375%, 8/15/24
         1,000   Kentucky Economic Development Finance Authority, Louisville      6/18 at 100.00             AAA          1,036,770
                    Arena Project Revenue Bonds, Louisville Arena Authority,
                    Inc., Series 2008A-1, 6.000%, 12/01/33 - AGC Insured
         5,500   Louisville and Jefferson County Metropolitan Sewer District,     5/09 at 100.00             AA-          5,501,155
                    Kentucky, Sewer and Drainage System Revenue Bonds, Series
                    1997A, 5.250%, 5/15/27 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
         8,000   Total Kentucky                                                                                           8,086,285
------------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 13.4% (8.4% OF TOTAL INVESTMENTS)
        13,500   DeSoto Parish, Louisiana, Pollution Control Revenue Refunding    9/09 at 102.00               A         12,454,020
                    Bonds, Cleco Utility Group Inc. Project, Series 1999,
                    5.875%, 9/01/29 - AMBAC Insured
                 Louisiana Public Facilities Authority, Extended Care Facilities
                 Revenue Bonds, Comm-Care Corporation Project, Series 1994:
           625      11.000%, 2/01/14 (ETM)                                          No Opt. Call         N/R (4)            773,081
         5,650      11.000%, 2/01/14 (ETM)                                          No Opt. Call         N/R (4)          6,987,581
         6,650   Louisiana Public Facilities Authority, Revenue Bonds, Baton      7/14 at 100.00             AA-          6,577,648
                    Rouge General Hospital, Series
                 2004, 5.250%, 7/01/33 - MBIA Insured
         9,000   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner    5/17 at 100.00              A3          6,724,440
                    Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47
            28   Louisiana State, Gasoline Tax Revenue Bonds, Series 2006,        5/16 at 100.00              AA             16,403
                    Residuals 660-1, 13.832%, 5/01/41 - FGIC Insured (IF)
                 Louisiana State, Gasoline Tax Revenue Bonds, Series 2006A:
        20,690      4.500%, 5/01/41 - FGIC Insured (UB)                           5/16 at 100.00              AA         18,512,171
        10,000      5.000%, 5/01/41 - FGIC Insured (UB)                           5/16 at 100.00              AA          9,843,400
                 Tobacco Settlement Financing Corporation, Louisiana, Tobacco
                 Settlement Asset-Backed Bonds, Series 2001B:
         6,050      5.500%, 5/15/30                                               5/11 at 101.00             BBB          5,023,436
        11,855      5.875%, 5/15/39                                               5/11 at 101.00             BBB          8,340,585
------------------------------------------------------------------------------------------------------------------------------------
        84,048   Total Louisiana                                                                                         75,252,765
------------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 2.0% (1.2% OF TOTAL INVESTMENTS)
           620   Massachusetts Health and Educational Facilities Authority,       7/18 at 100.00              A3            488,362
                    Revenue Bonds, CareGroup Inc., Series 2008E-1, 5.125%,
                    7/01/33
         1,750   Massachusetts Health and Educational Facilities Authority,       7/09 at 101.00               A          1,392,930
                    Revenue Bonds, UMass Memorial Healthcare, Series 1998A,
                    5.000%, 7/01/28 - AMBAC Insured
           130   Massachusetts Housing Finance Agency, Single Family Housing     12/09 at 100.00             AAA            133,340
                    Revenue Bonds, Series 77, 5.950%,6/01/25 - FSA Insured
                    (Alternative Minimum Tax)

                                                           Nuveen Investments 35

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MASSACHUSETTS (continued)
                 Massachusetts Turnpike Authority, Metropolitan Highway System
                 Revenue Bonds, Senior Series 1997A:
$        2,000      5.125%, 1/01/17 - MBIA Insured                                6/09 at 100.00             AA-   $      1,999,920
           500      5.000%, 1/01/27 - MBIA Insured                                6/09 at 100.00             AA-            455,075
         5,000      5.000%, 1/01/37 - MBIA Insured                                7/09 at 100.00             AA-          4,147,600
         2,690   Massachusetts Turnpike Authority, Metropolitan Highway System    7/09 at 100.00             AA-          2,479,023
                    Revenue Bonds, Subordinate Series 1997B, 5.250%, 1/01/29 -
                    MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        12,690   Total Massachusetts                                                                                     11,096,250
------------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 1.8% (1.1% OF TOTAL INVESTMENTS)
                 Michigan State Hospital Finance Authority, Hospital Revenue
                 Bonds, Detroit Medical Center Obligated Group, Series
                 1998A:
         4,995      5.250%, 8/15/23                                               8/09 at 100.00              BB          3,257,489
         3,000      5.250%, 8/15/28                                               8/09 at 100.00              BB          1,764,000
         3,275   Michigan State Hospital Finance Authority, Revenue Refunding     8/09 at 100.00              BB          2,794,689
                    Bonds, Detroit Medical Center Obligated Group, Series
                    1993A, 6.500%, 8/15/18
         3,050   Michigan Tobacco Settlement Finance Authority, Tobacco           6/18 at 100.00            Baa3          2,142,839
                    Settlement Asset-Backed Revenue Bonds, Series 2008A,
                    6.875%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------
        14,320   Total Michigan                                                                                           9,959,017
------------------------------------------------------------------------------------------------------------------------------------

                 MINNESOTA - 1.1% (0.7% OF TOTAL INVESTMENTS)
         5,000   Minneapolis-St. Paul Metropolitan Airports Commission,           1/11 at 100.00           A (4)          5,353,050
                    Minnesota, Subordinate Airport Revenue Bonds, Series
                    2001C, 5.250%, 1/01/32 (Pre-refunded 1/01/11) - FGIC
                    Insured
           915   Minnesota Housing Finance Agency, Single Family Mortgage         1/10 at 100.00             AA+            919,904
                    Revenue Bonds, Series 2000J, 5.400%,1/01/23 (Alternative
                    Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         5,915   Total Minnesota                                                                                          6,272,954
------------------------------------------------------------------------------------------------------------------------------------

                 MISSOURI - 1.0% (0.6% OF TOTAL INVESTMENTS)
        12,005   Kansas City Municipal Assistance Corporation, Missouri,            No Opt. Call             AA-          4,106,310
                    Leasehold Revenue Bonds, Series 2004B-1, 0.000%, 4/15/29 -
                    AMBAC Insured
           130   Missouri Housing Development Commission, Single Family           9/09 at 102.00             AAA            139,719
                    Mortgage Revenue Bonds, Homeownership
                 Loan Program, Series 2000A-1, 7.500%, 3/01/31 (Alternative
                    Minimum Tax)
         1,500   Missouri-Illinois Metropolitan District Bi-State Development    10/13 at 100.00             AAA          1,489,710
                    Agency, Mass Transit Sales Tax Appropriation Bonds,
                    Metrolink Cross County Extension Project, Series 2002B,
                    5.000%, 10/01/32 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        13,635   Total Missouri                                                                                           5,735,739
------------------------------------------------------------------------------------------------------------------------------------

                 NEVADA - 4.2% (2.6% OF TOTAL INVESTMENTS)
         7,310   Clark County, Nevada, Limited Tax General Obligation Bank        7/10 at 100.00         AA+ (4)          7,729,813
                    Bonds, Series 2000, 5.500%, 7/01/19(Pre-refunded 7/01/10)
         7,500   Clark County, Nevada, Subordinate Lien Airport Revenue Bonds,    7/10 at 101.00         AA- (4)          8,042,475
                    Series 1999A, 6.000%, 7/01/29(Pre-refunded 7/01/10) - MBIA
                    Insured
                 Director of Nevada State Department of Business and Industry,
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000:
         3,025      0.000%, 1/01/16 - AMBAC Insured                                 No Opt. Call               A            977,136
         7,910      5.375%, 1/01/40 - AMBAC Insured                               1/10 at 100.00               A          2,379,644
         3,750   Henderson, Nevada, Healthcare Facility Revenue Refunding         7/17 at 100.00             AAA          4,058,475
                    Bonds, Catholic Healthcare West, Series 2007B, Trust 2633,
                    16.277%, 7/01/31 - BHAC Insured (IF)
           265   Nevada Housing Division, Single Family Mortgage Bonds, Senior   10/09 at 100.00             Aaa            264,051
                    Series 1997C-2, 5.750%, 4/01/29(Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        29,760   Total Nevada                                                                                            23,451,594
------------------------------------------------------------------------------------------------------------------------------------

36 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEW JERSEY - 4.1% (2.6% OF TOTAL INVESTMENTS)
$       15,000   New Jersey Transportation Trust Fund Authority,                    No Opt. Call             AA-   $      4,056,150
                    Transportation System Bonds, Series 2006C, 0.000%,
                    12/15/30 - FGIC Insured
                 Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                 Settlement Asset-Backed Bonds, Series 2002:
        12,075      5.750%, 6/01/32 (Pre-refunded 6/01/12)                        6/12 at 100.00             AAA         13,050,539
         5,050      6.125%, 6/01/42 (Pre-refunded 6/01/12)                        6/12 at 100.00             AAA          5,772,302
------------------------------------------------------------------------------------------------------------------------------------
        32,125   Total New Jersey                                                                                        22,878,991
------------------------------------------------------------------------------------------------------------------------------------

                 NEW MEXICO - 1.2% (0.7% OF TOTAL INVESTMENTS)
         7,500   Farmington, New Mexico, Pollution Control Revenue Refunding     10/09 at 100.00            Baa3          6,692,550
                    Bonds, Public Service Company of New Mexico - San Juan
                    Project, Series 1997B, 5.800%, 4/01/22
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 11.1% (7.0% OF TOTAL INVESTMENTS)
         7,000   Metropolitan Transportation Authority, New York, State           7/12 at 100.00             AA-          6,952,330
                    Service Contract Refunding Bonds, Series 2002A, 5.125%,
                    1/01/29
                 Nassau County, New York, General Obligation Improvement
                 Bonds, Series 2000F:
         3,980      7.000%, 3/01/11 (Pre-refunded 3/01/10) - FSA Insured          3/10 at 100.00             AAA          4,196,910
         4,070      7.000%, 3/01/12 (Pre-refunded 3/01/10) - FSA Insured          3/10 at 100.00             AAA          4,291,815
         3,925      7.000%, 3/01/15 (Pre-refunded 3/01/10) - FSA Insured          3/10 at 100.00             AAA          4,138,913
         4,975   New York City Industrial Development Agency, New York,           6/09 at 102.00             BB+          2,575,856
                    Special Facilities Revenue Bonds, British Airways PLC,
                    Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)
         3,000   New York City Industrial Development Agency, New York,          12/12 at 101.00             BB+          2,030,460
                    Special Facilities Revenue Bonds,
                 British Airways PLC, Series 2002, 7.625%, 12/01/32
                    (Alternative Minimum Tax)
         9,850   New York City Municipal Water Finance Authority, New York,       6/09 at 101.00             AAA         10,014,594
                    Water and Sewerage System Revenue
                 Bonds, Fiscal Series 2000A, 5.750%, 6/15/31 (Pre-refunded
                    6/15/09) - FGIC Insured
         5,000   New York City Municipal Water Finance Authority, New York,      12/14 at 100.00             AAA          4,984,650
                    Water and Sewerage System Revenue Bonds, Series 2008,
                    Trust 1199, 8.606%, 6/15/36 - FSA Insured (IF)
        10,000   New York City Transitional Finance Authority, New York,          5/10 at 101.00             AAA         10,672,400
                    Future Tax Secured Bonds, Fiscal Series 2000B, 6.000%,
                    11/15/29 (Pre-refunded 5/15/10)
         7,435   New York City, New York, General Obligation Bonds, Fiscal        5/10 at 101.00          AA (4)          7,915,598
                    Series 2000A, 5.750%, 5/15/20(Pre-refunded 5/15/10)
         4,595   New York State Mortgage Agency, Homeowner Mortgage Revenue       4/10 at 100.00             Aa1          4,632,955
                    Bonds, Series 94, 5.800%, 10/01/20(Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        63,830   Total New York                                                                                          62,406,481
------------------------------------------------------------------------------------------------------------------------------------

                 NORTH CAROLINA - 1.9% (1.2% OF TOTAL INVESTMENTS)
         1,105   North Carolina Housing Finance Agency, Home Ownership Revenue    7/10 at 100.00              AA          1,066,690
                    Bonds, 1998 Trust Agreement, Series 10A, 5.400%, 7/01/32 -
                    AMBAC Insured (Alternative Minimum Tax)
         4,945   North Carolina Housing Finance Agency, Home Ownership Revenue    7/09 at 100.00              AA          4,949,599
                    Bonds, 1998 Trust Agreement, Series 7A, 6.250%, 1/01/29
                    (Alternative Minimum Tax)
           305   North Carolina Housing Finance Agency, Home Ownership Revenue    1/10 at 100.00              AA            312,845
                    Bonds, 1998 Trust Agreement, Series 8A, 5.950%, 1/01/27
                    (Alternative Minimum Tax)
         4,370   North Carolina Housing Finance Agency, Home Ownership Revenue    1/10 at 100.00              AA          4,377,385
                    Bonds, 1998 Trust Agreement, Series 9A, 5.875%, 7/01/31
                    (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        10,725   Total North Carolina                                                                                    10,706,519
------------------------------------------------------------------------------------------------------------------------------------

                 NORTH DAKOTA - 0.5% (0.3% OF TOTAL INVESTMENTS)
         1,340   North Dakota Housing Finance Agency, Home Mortgage Finance       7/09 at 101.00             Aa1          1,319,994
                    Program Bonds, Series 1998B, 5.500%, 7/01/29 - MBIA
                    Insured (Alternative Minimum Tax)
         2,250   Ward County Health Care, North Dakota, Revenue Bonds, Trinity    7/16 at 100.00            BBB+          1,724,243
                    Obligated Group, Series 2006, 5.125%, 7/01/25
------------------------------------------------------------------------------------------------------------------------------------
         3,590   Total North Dakota                                                                                       3,044,237
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 37

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 OHIO - 7.6% (4.8% OF TOTAL INVESTMENTS)
$        5,025   Akron, Bath and Copley Joint Township Hospital District,        11/09 at 101.00            Baa1   $      4,873,597
                    Ohio, Hospital Facilities Revenue Bonds, Summa Health
                    System, Series 1998A, 5.375%, 11/15/18
        10,000   American Municipal Power Ohio Inc., General Revenue Bonds,       2/18 at 100.00              A1          9,593,600
                    Series 2008, 5.250%, 2/15/43
                 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                 Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                 2007A-2:
           260      5.125%, 6/01/24                                               6/17 at 100.00             BBB            204,901
         2,700      5.875%, 6/01/30                                               6/17 at 100.00             BBB          1,831,356
         2,635      5.750%, 6/01/34                                               6/17 at 100.00             BBB          1,668,245
         2,400      6.000%, 6/01/42                                               6/17 at 100.00             BBB          1,397,784
         5,895      5.875%, 6/01/47                                               6/17 at 100.00             BBB          3,311,634
         5,150   Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco    6/22 at 100.00             BBB          2,097,544
                    Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                    2007A-3, 0.000%, 6/01/37
                 Montgomery County, Ohio, Hospital Facilities Revenue Bonds,
                 Kettering Medical Center, Series 1999:
         7,840      6.750%, 4/01/18 (Pre-refunded 4/01/10)                        4/10 at 101.00           A (4)          8,315,261
         5,000      6.750%, 4/01/22 (Pre-refunded 4/01/10)                        4/10 at 101.00           A (4)          5,303,100
         1,160   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities     8/10 at 100.00             Aaa          1,156,787
                    Program Residential Mortgage Revenue Bonds, Series 2000D,
                    5.450%, 9/01/31 (Alternative Minimum Tax)
         2,650   Ohio, General Obligation Bonds, Higher Education, Series         5/13 at 100.00             AA+          2,776,087
                    2003A, 5.000%, 5/01/22
------------------------------------------------------------------------------------------------------------------------------------
        50,715   Total Ohio                                                                                              42,529,896
------------------------------------------------------------------------------------------------------------------------------------

                 OKLAHOMA - 3.3% (2.1% OF TOTAL INVESTMENTS)
         1,675   Oklahoma Development Finance Authority, Health System Revenue    8/18 at 100.00             AA-          1,642,924
                    Bonds, Integris Baptist Medical Center, Series 2008B,
                    5.250%, 8/15/38
        12,000   Oklahoma Development Finance Authority, Revenue Bonds, Saint     2/17 at 100.00               A         10,181,280
                    John Health System, Series 2007, 5.000%, 2/15/42
         2,000   Oklahoma Municipal Power Authority, Power Supply System          1/17 at 100.00             AA-          1,689,420
                    Revenue Bonds, Series 2007, 4.500%,1/01/47 - FGIC Insured
                 Oklahoma State Industries Authority, Health System Revenue
                 Bonds, Integris Baptist Medical Center, Series 1999A:
         2,110      5.750%, 8/15/29 (Pre-refunded 8/15/09) - MBIA Insured         8/09 at 101.00             AAA          2,163,700
         2,890      5.750%, 8/15/29 (Pre-refunded 8/15/09) - MBIA Insured         8/09 at 101.00         AA- (4)          2,963,551
------------------------------------------------------------------------------------------------------------------------------------
        20,675   Total Oklahoma                                                                                          18,640,875
------------------------------------------------------------------------------------------------------------------------------------

                 OREGON - 0.5% (0.3% OF TOTAL INVESTMENTS)
         3,000   Oregon State Facilities Authority, Revenue Bonds, Willamette    10/17 at 100.00               A          2,620,470
                    University, Series 2007A, 5.000%, 10/01/36
------------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 1.1% (0.7% OF TOTAL INVESTMENTS)
           585   Carbon County Industrial Development Authority, Pennsylvania,      No Opt. Call            BBB-            587,153
                    Resource Recovery Revenue Refunding Bonds, Panther Creek
                    Partners Project, Series 2000, 6.650%, 5/01/10
                    (Alternative Minimum Tax)
         1,250   Erie, Pennsylvania, Water Authority, Water Revenue Bonds,       12/18 at 100.00             AAA          1,210,013
                    Series 2008, 5.000%, 12/01/43 - FSA Insured
         1,500   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/16 at 100.00             AA+          1,297,920
                    Revenue Bonds, Series 2006A, 4.650%, 10/01/31 (Alternative
                    Minimum Tax) (UB)
         2,600   Pennsylvania Turnpike Commission, Turnpike Revenue Bonds,       12/14 at 100.00             Aa3          2,658,734
                    Series 2004A, 5.500%, 12/01/31 - AMBAC Insured
           145   Washington County Authority, Pennsylvania, Capital Funding         No Opt. Call               A            138,389
                    Revenue Bonds, Capital Projects and Equipment Acquisition
                    Program, Series 1999, 6.150%, 12/01/29 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         6,080   Total Pennsylvania                                                                                       5,892,209
------------------------------------------------------------------------------------------------------------------------------------

38 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 PUERTO RICO - 3.0% (1.9% OF TOTAL INVESTMENTS)
$        5,000   Puerto Rico Electric Power Authority, Power Revenue Bonds,       7/15 at 100.00              A3   $      4,593,850
                    Series 2005RR, 5.000%, 7/01/26 - SYNCORA GTY Insured
        10,070   Puerto Rico Highway and Transportation Authority, Highway          No Opt. Call            BBB+          8,288,416
                    Revenue Bonds, Series 2007N, 5.250%,7/01/39 - FGIC Insured
         4,000   Puerto Rico, General Obligation Bonds, Series 2000B, 5.625%,     7/10 at 100.00             AA-          3,982,840
                    7/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        19,070   Total Puerto Rico                                                                                       16,865,106
------------------------------------------------------------------------------------------------------------------------------------

                 RHODE ISLAND - 1.3% (0.8% OF TOTAL INVESTMENTS)
         1,235   Rhode Island Health and Educational Building Corporation,        5/09 at 100.00             AA-          1,235,124
                    Hospital Financing Revenue Bonds, Lifespan Obligated
                    Group, Series 1996, 5.500%, 5/15/16 - MBIA Insured
         7,000   Rhode Island Housing and Mortgage Finance Corporation,          10/14 at 100.00             AA+          6,218,310
                    Homeownership Opportunity Bond Program, Series 50A,
                    4.650%, 10/01/34
------------------------------------------------------------------------------------------------------------------------------------
         8,235   Total Rhode Island                                                                                       7,453,434
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 3.6% (2.2% OF TOTAL INVESTMENTS)
        10,000   Greenville County School District, South Carolina,              12/12 at 101.00          AA (4)         11,746,600
                    Installment Purchase Revenue Bonds, Series 2002, 6.000%,
                    12/01/20 (Pre-refunded 12/01/12)
         2,500   Lexington County Health Service District, South Carolina,       11/13 at 100.00          A+ (4)          2,928,100
                    Hospital Revenue Refunding and Improvement Bonds, Series
                    2003, 5.750%, 11/01/28 (Pre-refunded 11/01/13)
         3,000   Myrtle Beach, South Carolina, Hospitality and Accommodation      6/14 at 100.00             AA-          2,670,270
                    Fee Revenue Bonds, Series 2004A, 5.000%, 6/01/36 - FGIC
                    Insured
         1,220   Piedmont Municipal Power Agency, South Carolina, Electric          No Opt. Call             AA-            563,603
                    Revenue Bonds, Series 2004A-2, 0.000%, 1/01/23 - FGIC
                    Insured
         2,125   South Carolina Public Service Authority, Revenue Refunding       7/13 at 100.00             Aa2          2,193,383
                    Bonds, Santee Cooper Electric System, Series 2003A,
                    5.000%, 1/01/21 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        18,845   Total South Carolina                                                                                    20,101,956
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH DAKOTA - 0.5% (0.3% OF TOTAL INVESTMENTS)
         2,945   South Dakota Health and Educational Facilities Authority,        5/17 at 100.00             AA-          2,598,138
                    Revenue Bonds, Sanford Health, Series 2007, 5.000%,
                    11/01/40
------------------------------------------------------------------------------------------------------------------------------------

                 TENNESSEE - 6.5% (4.1% OF TOTAL INVESTMENTS)
         6,000   Knox County Health, Educational and Housing Facilities Board,    4/12 at 101.00              A1          5,937,540
                    Tennessee, Hospital Revenue
                 Bonds, Baptist Health System of East Tennessee Inc., Series
                    2002, 6.500%, 4/15/31
        20,415   Knox County Health, Educational and Housing Facilities Board,     1/13 at 75.87             AAA         13,028,445
                    Tennessee, Hospital Revenue
                 Refunding Bonds, Covenant Health, Series 2002A, 0.000%,
                    1/01/18 - FSA Insured
        14,385   Metropolitan Government of Nashville-Davidson County Health     11/09 at 101.00             AAA         14,953,062
                    and Educational Facilities Board,
                 Tennessee, Revenue Bonds, Ascension Health Credit Group,
                    Series 1999A, 5.875%, 11/15/28(Pre-refunded 11/15/09) -
                    AMBAC Insured
         1,750   Metropolitan Government of Nashville-Davidson County,            5/11 at 100.00             AA+          1,773,450
                    Tennessee, Electric System Revenue Bonds, Series 2001A,
                    5.125%, 5/15/26
         1,500   Sumner County Health, Educational, and Housing Facilities       11/17 at 100.00             N/R            739,515
                    Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                    Health System Inc., Series 2007, 5.500%, 11/01/46
------------------------------------------------------------------------------------------------------------------------------------
        44,050   Total Tennessee                                                                                         36,432,012
------------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 14.7% (9.2% OF TOTAL INVESTMENTS)
         2,000   Abilene Higher Education Authority, Inc., Texas, Student Loan    5/09 at 100.00             Aa3          2,000,740
                    Revenue Bonds, Subordinate Series 1998B, 5.050%, 7/01/13
                    (Alternative Minimum Tax)
        11,810   Brazos River Authority, Texas, Pollution Control Revenue           No Opt. Call             CCC          6,978,411
                    Refunding Bonds, TXU Electric
                 Company, Series 2001C, 5.750%, 5/01/36 (Mandatory put
                    11/01/11) (Alternative Minimum Tax)

                                                           Nuveen Investments 39

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TEXAS (continued)
$        6,000   Brazos River Authority, Texas, Revenue Refunding Bonds,            No Opt. Call               A   $      4,832,220
                    Houston Lighting and Power Company, Series 1998, 5.050%,
                    11/01/18 - AMBAC Insured (Alternative Minimum Tax)
         4,250   Ennis Independent School District, Ellis County, Texas,           8/16 at 60.73             Aaa          1,731,748
                    General Obligation Bonds, Series 2006, 0.000%, 8/15/26
         8,400   Gulf Coast Waste Disposal Authority, Texas, Waste Disposal      10/09 at 101.00             BBB          6,690,852
                    Revenue Bonds, Valero Energy Corporation, Series 1999,
                    5.700%, 4/01/32 (Alternative Minimum Tax)
         7,500   Harris County Health Facilities Development Corporation,        11/13 at 100.00             AA-          7,157,250
                    Texas, Thermal Utility Revenue Bonds, TECO Project,
                    Series 2003, 5.000%, 11/15/30 - MBIA Insured
         1,540   Houston Community College, Texas, Limited Tax General            2/13 at 100.00              AA          1,559,512
                    Obligation Bonds, Series 2003, 5.000%,2/15/28 - AMBAC
                    Insured (UB)
         3,460   Houston Community College, Texas, Limited Tax General            2/13 at 100.00          AA (4)          3,906,029
                    Obligation Bonds, Series 2003, 5.000%,2/15/28
                    (Pre-refunded 2/15/13) - AMBAC Insured
                 Houston, Texas, Water Conveyance System Contract,
                 Certificates of Participation, Series 1993A-J:
         5,490      6.800%, 12/15/10 - AMBAC Insured                                No Opt. Call               A          5,817,588
         2,000      6.800%, 12/15/11 - AMBAC Insured                                No Opt. Call               A          2,171,340
         9,345   Leander Independent School District, Williamson and Travis        8/15 at 35.34             AA-          2,083,935
                    Counties, Texas, General Obligation Bonds, Series 2005,
                    0.000%, 8/15/34 - FGIC Insured
        16,305   Matagorda County Navigation District 1, Texas, Revenue           5/09 at 101.00            BBB-         13,452,438
                    Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30
                    (Alternative Minimum Tax)
         7,000   North Texas Thruway Authority, First Tier System Revenue         1/25 at 100.00              A2          4,537,190
                    Refunding Bonds, Capital Appreciation Series 2008I,
                    0.000%, 1/01/43
         3,425   Sabine River Authority, Texas, Pollution Control Revenue           No Opt. Call             CCC          1,989,514
                    Refunding Bonds, TXU Electric Company, Series 2001A,
                    5.500%, 5/01/22 (Mandatory put 11/01/11)
         4,700   Sam Rayburn Municipal Power Agency, Texas, Power Supply         10/12 at 100.00            Baa2          4,463,167
                    System Revenue Refunding Bonds, Series 2002A, 6.000%,
                    10/01/21
         4,000   Texas, General Obligation Bonds, Water Financial Assistance,     8/09 at 100.00             Aa1          4,008,160
                    State Participation Program, Series 1999C, 5.500%, 8/01/35
         6,840   Travis County Health Facilities Development Corporation,        11/09 at 101.00             AAA          7,103,545
                    Texas, Revenue Bonds, Ascension Health Credit Group,
                    Series 1999A, 5.875%, 11/15/24 (Pre-refunded 11/15/09) -
                    AMBAC Insured
           245   Wood Glen Housing Finance Corporation, Texas, FHA-Insured        7/09 at 100.00             Aaa            246,348
                    Section 8 Assisted Mortgage Revenue Bonds, Copperwood I
                    Project, Series 1990A, 7.625%, 1/01/10 - MBIA Insured
                    (ETM)
         3,000   Wylie Independent School District, Taylor County, Texas,          8/15 at 74.57             AAA          1,681,830
                    General Obligation Bonds, Series 2005, 0.000%, 8/15/21
------------------------------------------------------------------------------------------------------------------------------------
       107,310   Total Texas                                                                                             82,411,817
------------------------------------------------------------------------------------------------------------------------------------

                 VIRGINIA - 0.2% (0.1% OF TOTAL INVESTMENTS)
         2,855   Tobacco Settlement Financing Corporation of Virginia,            6/17 at 100.00             BBB          1,200,756
                    Tobacco Settlement Asset-Backed Bonds, Series 2007B2,
                    0.000%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 14.9% (9.4% OF TOTAL INVESTMENTS)
         1,260   Central Puget Sound Regional Transit Authority, Washington,      8/09 at 101.00             AAA          1,261,210
                    Sales Tax and Motor Vehicle Excise Tax Bonds, Series
                    1999, 4.750%, 2/01/28 - FGIC Insured

40 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WASHINGTON (continued)
$        5,665   Chelan County Public Utility District 1, Washington, Hydro       7/12 at 100.00              AA   $      4,945,148
                    Consolidated System Revenue Bonds, Series 2002B, 5.250%,
                    7/01/37 (Mandatory put 7/01/12) - AMBAC Insured
                    (Alternative Minimum Tax)
                 Chelan County Public Utility District 1, Washington, Hydro
                 Consolidated System Revenue Bonds, Series 2009:
        10,730      5.650%, 7/01/32 - MBIA Insured (Alternative Minimum Tax)      7/11 at 101.00              AA         10,134,485
                      (UB)
         8,810      5.600%, 1/01/36 - MBIA Insured (Alternative Minimum Tax)      7/11 at 101.00              AA          8,199,643
                      (UB)
        10,730   Pierce County School District 320, Sumner, Washington,          12/10 at 100.00         Aa1 (4)         11,663,725
                    Unlimited Tax General Obligation Bonds, Series 2000,
                    6.250%, 12/01/17 (Pre-refunded 12/01/10) - FSA Insured
        10,550   Port of Seattle, Washington, General Obligation Bonds, Series   12/10 at 100.00             AAA         10,595,260
                    2000B, 5.750%, 12/01/25 (Alternative Minimum Tax) (UB)
         5,315   Port of Seattle, Washington, Revenue Bonds, Series 2000B,          No Opt. Call             Aa2          5,454,625
                    6.000%, 2/01/10 - MBIA Insured(Alternative Minimum Tax)
        19,475   Port of Seattle, Washington, Special Facility Revenue Bonds,     3/10 at 101.00         AA- (4)         20,476,401
                    Terminal 18, Series 1999A, 6.000%, 9/01/29 (Pre-refunded
                    3/01/10) - MBIA Insured
         5,000   Port of Seattle, Washington, Special Facility Revenue Bonds,     3/10 at 101.00             AA-          5,023,250
                    Terminal 18, Series 1999B, 6.000%, 9/01/20 - MBIA Insured
                    (Alternative Minimum Tax)
         5,000   Washington State Healthcare Facilities Authority, Revenue       12/09 at 101.00          AA (4)          5,192,750
                    Bonds, Providence Services, Series 1999, 5.375%, 12/01/19
                    (Pre-refunded 12/01/09) - MBIA Insured
         1,270   Washington State, Motor Vehicle Fuel Tax General Obligation        No Opt. Call             AA+            600,939
                    Bonds, Series 2003F, 0.000%,12/01/24 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        83,805   Total Washington                                                                                        83,547,436
------------------------------------------------------------------------------------------------------------------------------------

                 WEST VIRGINIA - 0.9% (0.5% OF TOTAL INVESTMENTS)
         5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,   10/11 at 100.00             BBB          4,847,600
                    Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
------------------------------------------------------------------------------------------------------------------------------------
                 WISCONSIN - 3.3% (2.1% OF TOTAL INVESTMENTS)
           535   Badger Tobacco Asset Securitization Corporation, Wisconsin,        No Opt. Call             AAA            593,299
                    Tobacco Settlement Asset-Backed Bonds, Series 2002,
                    5.750%, 6/01/12 (ETM)
                 Badger Tobacco Asset Securitization Corporation, Wisconsin,
                 Tobacco Settlement Asset-Backed Bonds, Series 2002:
         1,440      6.000%, 6/01/17 (Pre-refunded 6/01/12)                        6/12 at 100.00             AAA          1,603,051
         6,315      6.125%, 6/01/27 (Pre-refunded 6/01/12)                        6/12 at 100.00             AAA          6,775,427
           565   Green Bay, Wisconsin, Water System Revenue Bonds, Series        11/14 at 100.00             Aa3            568,237
                    2004, 5.000%, 11/01/29 - FSA Insured
         5,000   Madison, Wisconsin, Industrial Development Revenue Refunding     4/12 at 100.00             AA-          4,883,700
                    Bonds, Madison Gas and Electric Company Projects, Series
                    2002A, 5.875%, 10/01/34 (Alternative Minimum Tax)
         3,000   Southeast Wisconsin Professional Baseball Park District,           No Opt. Call             AA-          3,635,010
                    Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%,
                    12/15/19 - MBIA Insured

                                                           Nuveen Investments 41

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WISCONSIN (continued)
$          430   Wisconsin Housing and Economic Development Authority, Home       3/10 at 100.00              AA   $        439,142
                    Ownership Revenue Bonds, Series
                    2000B, 5.750%, 3/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
        17,285   Total Wisconsin                                                                                         18,497,866
------------------------------------------------------------------------------------------------------------------------------------
$    1,123,618   Total Investments (cost $938,166,767) - 159.6%                                                         894,209,897
==============----------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (8.7)%                                                                     (49,023,333)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.4%                                                                    13,810,156
                 -------------------------------------------------------------------------------------------------------------------
                 Auction Rate Preferred Shares, at Liquidation Value - (53.3)%                                         (298,675,000)
                    (5)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    560,321,720
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.4%

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

42 Nuveen Investments

NMO | Nuveen Municipal Market Opportunity Fund, Inc.
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ALABAMA - 0.6% (0.4% OF TOTAL INVESTMENTS)
                 Henry County Water Authority, Alabama, Water Revenue Bonds,
                 Series 2006:
$        1,935      5.000%, 1/01/36 - RAAI Insured                                1/16 at 100.00            BBB+   $      1,542,640
         2,485      5.000%, 1/01/41 - RAAI Insured                                1/16 at 100.00            BBB+          1,937,530
------------------------------------------------------------------------------------------------------------------------------------
         4,420   Total Alabama                                                                                            3,480,170
------------------------------------------------------------------------------------------------------------------------------------

                 ALASKA - 1.5% (0.9% OF TOTAL INVESTMENTS)
                 Alaska Housing Finance Corporation, General Housing Purpose
                 Bonds, Series 2005A:
         1,125      5.250%, 12/01/34 - FGIC Insured (UB)                         12/14 at 100.00              AA          1,131,435
         1,275      5.250%, 12/01/41 - FGIC Insured (UB)                         12/14 at 100.00              AA          1,276,709
        12,280   Northern Tobacco Securitization Corporation, Alaska, Tobacco     6/14 at 100.00            Baa3          6,430,545
                    Settlement Asset-Backed Bonds, Series 2006A, 5.000%,
                    6/01/46
------------------------------------------------------------------------------------------------------------------------------------
        14,680   Total Alaska                                                                                             8,838,689
------------------------------------------------------------------------------------------------------------------------------------

                 ARKANSAS - 1.3% (0.8% OF TOTAL INVESTMENTS)
         5,000   Arkansas Development Finance Authority, Hospital Revenue         2/10 at 100.00        Baa1 (4)          5,225,150
                    Bonds, Washington Regional Medical Center, Series 2000,
                    7.000%, 2/01/15 (Pre-refunded 2/01/10)
         2,480   Cabot School District 4, Lonoke County, Arkansas, General        6/09 at 100.00              A1          2,479,950
                    Obligation Refunding Bonds, Series 2003, 5.000%, 2/01/27 -
                    AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
         7,480   Total Arkansas                                                                                           7,705,100
------------------------------------------------------------------------------------------------------------------------------------

                 CALIFORNIA - 9.6% (6.0% OF TOTAL INVESTMENTS)
        12,500   Anaheim Public Finance Authority, California, Subordinate          No Opt. Call             AAA          2,203,625
                    Lease Revenue Bonds, Public Improvement Project, Series
                    1997C, 0.000%, 9/01/35 - FSA Insured
         1,350   Antelope Valley Union High School District, Los Angeles            No Opt. Call             AA-            396,333
                    County, California, General Obligation Bonds, Series
                    2004B, 0.000%, 8/01/29 - MBIA Insured
         8,000   Beverly Hills Unified School District, Los Angeles County,         No Opt. Call              AA          2,120,720
                    California, General Obligation Bonds, Series 2009, 0.000%,
                    8/01/33
         7,800   California County Tobacco Securitization Agency, Tobacco        12/18 at 100.00            Baa3          3,845,322
                    Settlement Asset-Backed Bonds, Los Angeles County
                    Securitization Corporation, Series 2006A, 0.000%, 6/01/36
         1,350   California Educational Facilities Authority, Revenue               No Opt. Call              A2            193,212
                    Refunding Bonds, Loyola Marymount University, Series
                    2001A, 0.000%, 10/01/39 - MBIA Insured
         4,295   California Health Facilities Financing Authority, Health         3/13 at 100.00               A          3,439,994
                    Facility Revenue Bonds, Adventist Health System/West,
                    Series 2003A, 5.000%, 3/01/33
         9,000   California Health Facilities Financing Authority, Revenue        3/16 at 100.00              A+          7,740,540
                    Bonds, Kaiser Permanante System, Series 2006, 5.250%,
                    3/01/45
         1,550   California Statewide Community Development Authority, Revenue    7/18 at 100.00             AA-          1,514,738
                    Bonds, St. Joseph Health System, Series 2007A, 5.750%,
                    7/01/47 - FGIC Insured
         6,250   California, Various Purpose General Obligation Bonds, Series     3/16 at 100.00               A          3,235,000
                    2005, Trust 2813, 11.060%,3/01/35 - MBIA Insured (IF)
        10,445   Castaic Lake Water Agency, California, Certificates of             No Opt. Call              AA          3,536,155
                    Participation, Water System Improvement Project, Series
                    1999, 0.000%, 8/01/29 - AMBAC Insured
         8,365   Cupertino Union School District, Santa Clara County,              8/13 at 52.66              AA          2,998,434
                    California, General Obligation Bonds, Series 2003B,
                    0.000%, 8/01/26 - FGIC Insured

                                                           Nuveen Investments 43

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA (continued)
$        5,000   Golden State Tobacco Securitization Corporation, California,     6/13 at 100.00             AAA   $      5,513,450
                    Enhanced Tobacco Settlement
                 Asset-Backed Bonds, Series 2003B, 5.000%, 6/01/38
                    (Pre-refunded 6/01/13) - AMBAC Insured
         1,000   Golden State Tobacco Securitization Corporation, California,     6/17 at 100.00             BBB            515,710
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                    2007A-1, 5.125%, 6/01/47
                 Golden State Tobacco Securitization Corporation, California,
                 Tobacco Settlement Asset-Backed Revenue Bonds, Series
                 2005A:
         3,500      0.000%, 6/01/26 - FSA Insured                                   No Opt. Call             AAA          1,165,185
         3,000      5.000%, 6/01/45                                               6/15 at 100.00               A          2,355,870
         1,500   Lincoln Unified School District, Placer County, California,        No Opt. Call               A            486,300
                    Community Facilities District 1, Special Tax Bonds, Series
                    2005, 0.000%, 9/01/26 - AMBAC Insured
           490   Los Angeles Department of Water and Power, California,          10/09 at 100.00         AA- (4)            491,318
                    Electric Plant Revenue Bonds, Second Series 1993, 4.750%,
                    10/15/20 (ETM)
           995   Los Angeles Department of Water and Power, California,           8/09 at 100.00         AA- (4)            998,284
                    Electric Plant Revenue Bonds, Series 1994, 5.375%, 2/15/34
                    (ETM)
         1,000   Pajaro Valley Unified School District, Santa Cruz County,          No Opt. Call             AAA            292,030
                    California, General Obligation Bonds, Series 2005B,
                    0.000%, 8/01/29 - FSA Insured
         8,040   Placentia-Yorba Linda Unified School District, Orange County,      No Opt. Call             AA-          1,625,849
                    California, Certificates of Participation, Series 2006,
                    0.000%, 10/01/34 - FGIC Insured
                 San Joaquin Hills Transportation Corridor Agency, Orange
                 County, California, Toll Road Revenue Refunding Bonds,
                 Series 1997A:
         5,000      5.650%, 1/15/17 - MBIA Insured                                1/14 at 102.00             AA-          4,213,100
        26,000      0.000%, 1/15/35 - MBIA Insured                                  No Opt. Call             AA-          3,415,880
         5,000   San Jose-Evergreen Community College District, Santa Clara        9/15 at 50.47             Aa2          1,560,400
                    County, California, General Obligation Bonds, Series
                    2005A, 0.000%, 9/01/28 - MBIA Insured
         4,825   Santa Monica Community College District, Los Angeles County,       No Opt. Call              AA          1,813,621
                    California, General Obligation Bonds, Series 2005C,
                    0.000%, 8/01/25 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
       136,255   Total California                                                                                        55,671,070
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 6.4% (4.0% OF TOTAL INVESTMENTS)
         1,085   Arkansas River Power Authority, Colorado, Power Revenue         10/16 at 100.00             BBB            854,438
                    Bonds, Series 2006, 5.250%, 10/01/40 - SYNCORA GTY Insured
         3,000   Broomfield, Colorado, Master Facilities Lease Purchase          12/09 at 100.00              A1          3,024,960
                    Agreement, Certificates of Participation, Series 1999,
                    5.750%, 12/01/24 - AMBAC Insured
         6,285   Broomfield, Colorado, Sales and Use Tax Revenue Refunding and   12/12 at 100.00              A1          6,399,073
                    Improvement Bonds, Series 2002A, 5.500%, 12/01/22 - AMBAC
                    Insured
        11,465   Denver City and County, Colorado, Airport System Revenue        11/10 at 100.00              A+         11,586,873
                    Refunding Bonds, Series 2000A, 6.000%, 11/15/18 - AMBAC
                    Insured (Alternative Minimum Tax)
                 E-470 Public Highway Authority, Colorado, Senior Revenue
                 Bonds, Series 2000B:
         2,200      0.000%, 9/01/22 - MBIA Insured                                  No Opt. Call             AA-            809,094
         7,000      0.000%, 9/01/30 - MBIA Insured                                  No Opt. Call             AA-          1,212,050
        15,960      0.000%, 9/01/33 - MBIA Insured                                  No Opt. Call             AA-          2,144,545
        20,000   E-470 Public Highway Authority, Colorado, Senior Revenue          9/10 at 31.42             Aaa          6,177,600
                    Bonds, Series 2000B, 0.000%, 9/01/28(Pre-refunded
                    9/01/10) - MBIA Insured
                 E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,
                 Series 2004B:
         3,800      0.000%, 9/01/27 - MBIA Insured                                 9/20 at 67.94             AA-            849,414
        13,300      0.000%, 9/01/31 - MBIA Insured                                 9/20 at 53.77             AA-          2,113,503
         6,250      0.000%, 9/01/32 - MBIA Insured                                 9/20 at 50.83             AA-            914,688
        10,000      0.000%, 3/01/36 - MBIA Insured                                  No Opt. Call             AA-          1,083,500
------------------------------------------------------------------------------------------------------------------------------------
       100,345   Total Colorado                                                                                          37,169,738
------------------------------------------------------------------------------------------------------------------------------------

44 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 DISTRICT OF COLUMBIA - 1.4% (0.9% OF TOTAL INVESTMENTS)
$       10,000   Washington Convention Center Authority, District of Columbia,   10/16 at 100.00               A   $      8,277,800
                    Senior Lien Dedicated Tax Revenue Bonds, Series 2007A,
                    4.500%, 10/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 FLORIDA - 1.2% (0.7% OF TOTAL INVESTMENTS)
         9,305   Florida Housing Finance Corporation, Homeowner Mortgage          1/17 at 100.00             AA+          6,826,799
                    Revenue Bonds, Series 2008, Trust1191, 9.070%, 7/01/32
                    (Alternative Minimum Tax) (IF)
------------------------------------------------------------------------------------------------------------------------------------

                 GEORGIA - 5.3% (3.3% OF TOTAL INVESTMENTS)
        15,000   Atlanta, Georgia, Airport General Revenue Refunding Bonds,       1/10 at 101.00          A+ (4)         15,656,400
                    Series 2000A, 5.600%, 1/01/30(Pre-refunded 1/01/10) - FGIC
                    Insured
        14,330   Fulton County Facilities Corporation, Georgia, Certificates     11/10 at 101.00             AA-         15,042,918
                    of Participation, Public Purpose Project, Series 1999,
                    5.500%, 11/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        29,330   Total Georgia                                                                                           30,699,318
------------------------------------------------------------------------------------------------------------------------------------
                 ILLINOIS - 14.2% (8.8% OF TOTAL INVESTMENTS)
         4,595   Bolingbrook, Illinois, General Obligation Refunding Bonds,         No Opt. Call             AA-          1,259,903
                    Series 2002B, 0.000%, 1/01/32 - FGIC Insured
         4,600   Chicago Board of Education, Illinois, Unlimited Tax General        No Opt. Call             AA-          2,669,288
                    Obligation Bonds, Dedicated Tax Revenues, Series 1999A,
                    0.000%, 12/01/20 - FGIC Insured
         4,000   Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series          7/13 at 100.00             AA+          4,017,640
                    2003A, 5.000%, 1/01/33 - AMBAC Insured
         2,300   Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds,         No Opt. Call             AA+          2,563,856
                    Series 1993, 5.375%, 1/01/14 - AMBAC Insured
         5,250   Chicago, Illinois, Revenue Bonds, Midway Airport, Series         7/09 at 101.00             AA-          5,088,563
                    1998B, 5.000%, 1/01/28 - MBIA Insured
         2,945   Illinois Finance Authority, Illinois, Northwestern              12/15 at 100.00             AAA          3,356,652
                    University, Revenue Bonds, Tender Option Bond Trust 3174,
                    14.628%, 12/01/42 (IF)
        38,645   Illinois, General Obligation Bonds, Illinois FIRST Program,      4/10 at 100.00             AA-         39,095,596
                    Series 2000, 5.500%, 4/01/25 - MBIA Insured
                 Lake and McHenry Counties Community Unit School District 118,
                 Wauconda, Illinois, General Obligation Bonds, Series 2005B:
        10,230      0.000%, 1/01/22 - FSA Insured                                  1/15 at 70.63             Aa3          5,466,810
         6,780      0.000%, 1/01/24 - FSA Insured                                  1/15 at 63.44             Aa3          2,988,963
         1,975   Lake County Community High School District 127, Grayslake,         No Opt. Call             AAA          2,461,838
                    Illinois, General Obligation Bonds, Series 2002A, 9.000%,
                    2/01/13 - FGIC Insured
                 Metropolitan Pier and Exposition Authority, Illinois, Revenue
                 Bonds, McCormick Place Expansion Project, Series 2002A:
         6,500      0.000%, 6/15/25 - MBIA Insured                                6/22 at 101.00             AAA          4,669,925
         3,270      5.000%, 12/15/28 - MBIA Insured                               6/12 at 101.00             AAA          3,291,615
         3,700      0.000%, 6/15/30 - MBIA Insured                                  No Opt. Call             AAA          1,027,046
         3,280      0.000%, 6/15/37 - MBIA Insured                                  No Opt. Call             AAA            566,882
        11,715      0.000%, 12/15/38 - MBIA Insured                                 No Opt. Call             AAA          1,838,435
         9,170      0.000%, 6/15/39 - MBIA Insured                                  No Opt. Call             AAA          1,394,757
------------------------------------------------------------------------------------------------------------------------------------
       118,955   Total Illinois                                                                                          81,757,769
------------------------------------------------------------------------------------------------------------------------------------

                 INDIANA - 1.1% (0.7% OF TOTAL INVESTMENTS)
         4,695   Indiana Educational Facilities Authority, Revenue Bonds,         2/11 at 100.00             AA-          4,708,522
                    Butler University, Series 2001, 5.500%, 2/01/26 - MBIA
                    Insured
         2,000   Petersburg, Indiana, Pollution Control Revenue Refunding         8/11 at 102.00            Baa1          1,727,440
                    Bonds, Indianapolis Power and Light Company, Series 1991,
                    5.750%, 8/01/21
------------------------------------------------------------------------------------------------------------------------------------
         6,695   Total Indiana                                                                                            6,435,962
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 45

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 IOWA - 0.7% (0.5% OF TOTAL INVESTMENTS)
$          970   Iowa Finance Authority, Health Facility Revenue Bonds, Care      7/16 at 100.00             BB+   $        757,114
                    Initiatives Project, Series 2006A, 5.000%, 7/01/19
         5,000   Iowa Tobacco Settlement Authority, Tobacco Asset-Backed          6/17 at 100.00             BBB          3,443,450
                    Revenue Bonds, Series 2005B, 5.600%, 6/01/34
------------------------------------------------------------------------------------------------------------------------------------
         5,970   Total Iowa                                                                                               4,200,564
------------------------------------------------------------------------------------------------------------------------------------

                 KANSAS - 0.5% (0.3% OF TOTAL INVESTMENTS)
         2,500   Kansas Development Finance Authority, Water Pollution Control   11/12 at 100.00             AAA          2,683,100
                    Revolving Fund Leveraged Bonds, Series 2002-II, 5.500%,
                    11/01/21
           500   Salina, Kansas, Hospital Revenue Bonds, Salina Regional          4/16 at 100.00              A1            392,340
                    Medical Center, Series 2006, 4.625%, 10/01/31
------------------------------------------------------------------------------------------------------------------------------------
         3,000   Total Kansas                                                                                             3,075,440
------------------------------------------------------------------------------------------------------------------------------------

                 KENTUCKY - 2.1% (1.3% OF TOTAL INVESTMENTS)
                 Jefferson County School District Finance Corporation,
                 Kentucky, School Building Revenue Bonds, Series 2000A:
         3,045      5.250%, 7/01/17 (Pre-refunded 1/01/10) - FSA Insured          1/10 at 101.00             AAA          3,172,829
         7,490      5.250%, 7/01/20 (Pre-refunded 1/01/10) - FSA Insured          1/10 at 101.00             AAA          7,804,430
         1,000   Kentucky Economic Development Finance Authority, Louisville      6/18 at 100.00             AAA          1,033,880
                    Arena Project Revenue Bonds,
                 Louisville Arena Authority, Inc., Series 2008A-1, 6.000%,
                    12/01/38 - AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
        11,535   Total Kentucky                                                                                          12,011,139
------------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 2.4% (1.5% OF TOTAL INVESTMENTS)
         7,415   Louisiana Local Government Environmental Facilities and         12/12 at 100.00             AA-          6,993,383
                    Community Development Authority, Revenue Bonds, Baton
                    Rouge Community College Facilities Corporation, Series
                    2002, 5.000%,12/01/32 - MBIA Insured
         3,350   Louisiana Public Facilities Authority, Revenue Bonds, Baton      7/14 at 100.00             AA-          3,313,552
                    Rouge General Hospital, Series 2004, 5.250%, 7/01/33 -
                    MBIA Insured
         5,000   Tobacco Settlement Financing Corporation, Louisiana, Tobacco     5/11 at 101.00             BBB          3,517,750
                    Settlement Asset-Backed Bonds, Series 2001B, 5.875%,
                    5/15/39
------------------------------------------------------------------------------------------------------------------------------------
        15,765   Total Louisiana                                                                                         13,824,685
------------------------------------------------------------------------------------------------------------------------------------

                 MARYLAND - 1.2% (0.7% OF TOTAL INVESTMENTS)
         4,410   Maryland Community Development Administration, Department of     3/17 at 100.00             Aa2          3,889,929
                    Housing and Community Development, Residential Revenue
                    Bonds, Series 2007D, 4.900%, 9/01/42 (Alternative Minimum
                    Tax)
         2,500   Maryland Department of Transportation, Consolidated                No Opt. Call             AAA          2,963,425
                    Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16
------------------------------------------------------------------------------------------------------------------------------------
         6,910   Total Maryland                                                                                           6,853,354
------------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 4.0% (2.5% OF TOTAL INVESTMENTS)
           440   Massachusetts Bay Transportation Authority, Assessment Bonds,    7/10 at 100.00             AAA            442,495
                    Series 2000A, 5.250%, 7/01/30 Massachusetts Bay
                 Transportation Authority, Assessment Bonds, Series 2000A:
         4,150      5.250%, 7/01/30 (Pre-refunded 7/01/10)                        7/10 at 100.00         Aa1 (4)          4,376,258
           660      5.250%, 7/01/30 (Pre-refunded 7/01/10)                        7/10 at 100.00         Aa1 (4)            695,983
         8,315   Massachusetts Turnpike Authority, Metropolitan Highway System    7/09 at 100.00             AA-          6,897,459
                    Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 - MBIA
                    Insured
        10,000   Massachusetts Water Resources Authority, General Revenue         8/10 at 101.00         AA+ (4)         10,693,400
                    Bonds, Series 2000A, 5.750%, 8/01/39(Pre-refunded
                    8/01/10) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        23,565   Total Massachusetts                                                                                     23,105,595
------------------------------------------------------------------------------------------------------------------------------------

46 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MICHIGAN - 1.7% (1.0% OF TOTAL INVESTMENTS)
$        5,000   Detroit Water Supply System, Michigan, Water Supply System       7/16 at 100.00             AAA   $      4,107,150
                    Revenue Bonds, Series 2006D, 4.625%, 7/01/32 - FSA Insured
         2,090   Grand Rapids Building Authority, Kent County, Michigan,          8/10 at 100.00              AA          2,211,304
                    Limited Tax General Obligation Bonds, Series 2000, 5.375%,
                    8/01/17 - AMBAC Insured
         3,050   Michigan Tobacco Settlement Finance Authority, Tobacco           6/18 at 100.00            Baa3          2,142,839
                    Settlement Asset-Backed Revenue Bonds, Series 2008A,
                    6.875%, 6/01/42
         1,150   Royal Oak Hospital Finance Authority, Michigan, Hospital         9/18 at 100.00              A1          1,284,780
                    Revenue Bonds, William Beaumont Hospital, Refunding Series
                    2009V, 8.250%, 9/01/39
------------------------------------------------------------------------------------------------------------------------------------
        11,290   Total Michigan                                                                                           9,746,073
------------------------------------------------------------------------------------------------------------------------------------

                 MINNESOTA - 9.1% (5.6% OF TOTAL INVESTMENTS)
           930   Minnesota Agricultural and Economic Development Board,          11/10 at 101.00               A            934,817
                    Healthcare System Revenue Bonds, Fairview Hospital and
                    Healthcare Services, Series 2000A, 6.375%, 11/15/29
        29,070   Minnesota Agricultural and Economic Development Board,          11/10 at 101.00           A (4)         31,707,520
                    Healthcare System Revenue Bonds, Fairview Hospital and
                    Healthcare Services, Series 2000A, 6.375%,
                    11/15/29(Pre-refunded 11/15/10)
         1,795   Minnesota Housing Finance Agency, Single Family Remarketed       1/11 at 101.00             AA+          1,816,414
                    Mortgage Bonds, Series 1998H-2, 6.050%, 7/01/31
                    (Alternative Minimum Tax)
        13,675   Minnesota, General Obligation Bonds, Series 2000, 5.125%,       11/10 at 100.00             AAA         14,410,168
                    11/01/16
         2,925   St. Paul Housing and Redevelopment Authority, Minnesota,        11/15 at 103.00             AAA          3,455,361
                    Sales Tax Revenue Refunding Bonds, Civic Center Project,
                    Series 1996, 7.100%, 11/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
        48,395   Total Minnesota                                                                                         52,324,280
------------------------------------------------------------------------------------------------------------------------------------

                 MISSISSIPPI - 1.1% (0.7% OF TOTAL INVESTMENTS)
         5,900   Mississippi Business Finance Corporation, Pollution Control     10/09 at 100.00             BBB          5,423,457
                    Revenue Refunding Bonds, System Energy Resources Inc.
                    Project, Series 1998, 5.875%, 4/01/22
           900   Mississippi Home Corporation, GNMA Mortgage-Backed Securities    7/09 at 103.00             Aaa            920,565
                    Program Single Family Mortgage Revenue Bonds, Series
                    1997D-5, 6.750%, 7/01/29 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         6,800   Total Mississippi                                                                                        6,344,022
------------------------------------------------------------------------------------------------------------------------------------
                 MISSOURI - 0.8% (0.5% OF TOTAL INVESTMENTS)
                 Kansas City Municipal Assistance Corporation, Missouri,
                 Leasehold Revenue Bonds, Series 2004B-1:
         8,000      0.000%, 4/15/27 - AMBAC Insured                                 No Opt. Call             AA-          3,117,040
         5,000      0.000%, 4/15/31 - AMBAC Insured                                 No Opt. Call             AA-          1,498,350
------------------------------------------------------------------------------------------------------------------------------------
        13,000   Total Missouri                                                                                           4,615,390
------------------------------------------------------------------------------------------------------------------------------------

                 NEBRASKA - 1.8% (1.1% OF TOTAL INVESTMENTS)
        11,690   Omaha Convention Hotel Corporation, Nebraska, Convention         2/17 at 100.00               A         10,460,680
                    Center Revenue Bonds, Series 2007, 5.000%, 2/01/35 - AMBAC
                    Insured
------------------------------------------------------------------------------------------------------------------------------------

                 NEVADA - 2.0% (1.3% OF TOTAL INVESTMENTS)
                 Director of Nevada State Department of Business and Industry,
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000:
         6,125      0.000%, 1/01/17 - AMBAC Insured                                 No Opt. Call               A          1,669,981
         8,500      0.000%, 1/01/26 - AMBAC Insured                                 No Opt. Call               A            602,905
         7,860      0.000%, 1/01/27 - AMBAC Insured                                 No Opt. Call               A            497,931
        21,000      5.375%, 1/01/40 - AMBAC Insured                               1/10 at 100.00               A          6,317,640
         2,135   Reno, Nevada, Capital Improvement Revenue Bonds, Series           6/15 at 33.61             AA-            222,894
                    2005B, 0.000%, 6/01/37 - FGIC Insured
         2,500   Reno, Nevada, Health Facility Revenue Bonds, Catholic            7/17 at 100.00             AAA          2,370,500
                    Healthcare West, Trust 2634, 16.017%,7/01/31 - BHAC
                    Insured (IF)
------------------------------------------------------------------------------------------------------------------------------------
        48,120   Total Nevada                                                                                            11,681,851
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 47

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEW JERSEY - 7.1% (4.4% OF TOTAL INVESTMENTS)
$       18,400   New Jersey Health Care Facilities Financing Authority,            1/17 at 35.47            Baa2   $      1,345,224
                    Revenue Bonds, Saint Barnabas Health Care System, Series
                    2006A, 0.000%, 7/01/37
        18,000   New Jersey Transportation Trust Fund Authority,                  6/10 at 100.00             AAA         19,055,880
                    Transportation System Bonds, Series 2000B, 5.750%, 6/15/17
                    (Pre-refunded 6/15/10)
        35,000   New Jersey Transportation Trust Fund Authority,                    No Opt. Call             AAA          7,266,350
                    Transportation System Bonds, Series 2006C, 0.000%,
                    12/15/34 - FSA Insured
         5,000   New Jersey Turnpike Authority, Revenue Bonds, Growth and         1/17 at 100.00              A+          3,576,450
                    Income Securities, Series 2004B, 5.150%, 1/01/35 - AMBAC
                    Insured
         3,000   Rahway Valley Sewerage Authority, New Jersey, Sewer Revenue        No Opt. Call              A1          1,241,970
                    Bonds, Series 2005A, 0.000%,9/01/25 - MBIA Insured
         3,525   Tobacco Settlement Financing Corporation, New Jersey, Tobacco    6/12 at 100.00             AAA          4,029,181
                    Settlement Asset-Backed Bonds, Series 2002, 6.125%,
                    6/01/42 (Pre-refunded 6/01/12)
         2,100   Tobacco Settlement Financing Corporation, New Jersey, Tobacco    6/13 at 100.00             AAA          2,425,752
                    Settlement Asset-Backed Bonds, Series 2003, 6.375%,
                    6/01/32 (Pre-refunded 6/01/13)
         4,000   Tobacco Settlement Financing Corporation, New Jersey, Tobacco    6/17 at 100.00             BBB          2,117,920
                    Settlement Asset-Backed Bonds, Series 2007-1A, 5.000%,
                    6/01/41
------------------------------------------------------------------------------------------------------------------------------------
        89,025   Total New Jersey                                                                                        41,058,727
------------------------------------------------------------------------------------------------------------------------------------

                 NEW MEXICO - 1.8% (1.1% OF TOTAL INVESTMENTS)
         5,925   New Mexico Hospital Equipment Loan Council, Hospital Revenue     8/11 at 101.00         AA- (4)          6,486,868
                    Bonds, Presbyterian Healthcare Services, Series 2001A,
                    5.500%, 8/01/21 (Pre-refunded 8/01/11)
         3,610   University of New Mexico, Revenue Refunding Bonds, Series          No Opt. Call              AA          3,835,481
                    1992A, 6.250%, 6/01/12
------------------------------------------------------------------------------------------------------------------------------------
         9,535   Total New Mexico                                                                                        10,322,349
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 10.1% (6.3% OF TOTAL INVESTMENTS)
         3,000   Long Island Power Authority, New York, Electric System           6/16 at 100.00              A-          2,864,100
                    General Revenue Bonds, Series 2006B, 5.000%, 12/01/35
         6,750   Nassau County Tobacco Settlement Corporation, New York,          7/09 at 101.00             AAA          6,901,133
                    Tobacco Settlement Asset-Backed Bonds, Series 1999A,
                    6.400%, 7/15/33 (Pre-refunded 7/15/09)
        17,870   New York City Transitional Finance Authority, New York,          8/09 at 101.00             AAA         18,319,431
                    Future Tax Secured Bonds, Fiscal Series 2000A, 5.750%,
                    8/15/24 (Pre-refunded 8/15/09)
             5   New York City, New York, General Obligation Bonds, Fiscal        8/09 at 100.00              AA              5,041
                    Series 1997H, 6.125%, 8/01/25
                 New York City, New York, General Obligation Bonds, Fiscal
                 Series 2002G:
         1,000      5.000%, 8/01/17                                               8/12 at 100.00              AA          1,038,600
         6,530      5.750%, 8/01/18                                               8/12 at 100.00              AA          7,056,514
         5,000   New York City, New York, General Obligation Bonds, Fiscal        8/12 at 100.00              AA          5,403,150
                    Series 2003A, 5.750%, 8/01/16
        10,000   Port Authority of New York and New Jersey, Special Project       6/09 at 101.00             AA-          8,340,800
                    Bonds, JFK International Air Terminal LLC, Sixth Series
                    1997, 5.750%, 12/01/22 - MBIA Insured (Alternative Minimum
                    Tax)
         8,000   TSASC Inc., New York, Tobacco Flexible Amortization Bonds,       7/09 at 101.00             AAA          8,175,920
                    Series 1999-1, 6.250%, 7/15/34(Mandatory put 7/15/24)
                    (Pre-refunded 7/15/09)
------------------------------------------------------------------------------------------------------------------------------------
        58,155   Total New York                                                                                          58,104,689
------------------------------------------------------------------------------------------------------------------------------------
                 NORTH CAROLINA - 2.3% (1.4% OF TOTAL INVESTMENTS)
         1,900   Charlotte-Mecklenburg Hospital Authority, North Carolina,        1/15 at 100.00         AA- (4)          2,188,496
                    Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                    System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded
                    1/15/15)
         4,000   North Carolina Medical Care Commission, Health System Revenue   10/17 at 100.00              AA          3,410,080
                    Bonds, Mission St. Joseph's Health System, Series 2007,
                    4.500%, 10/01/31 (UB)
         7,500   North Carolina Municipal Power Agency 1, Catawba Electric        1/13 at 100.00             AA-          7,746,750
                    Revenue Bonds, Series 2003A, 5.250%,1/01/19 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        13,400   Total North Carolina                                                                                    13,345,326
------------------------------------------------------------------------------------------------------------------------------------

48 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NORTH DAKOTA - 4.9% (3.0% OF TOTAL INVESTMENTS)
$       23,035   Fargo, North Dakota, Health System Revenue Bonds, MeritCare      6/10 at 101.00             AAA   $     23,112,166
                    Obligated Group, Series 2000A, 5.625%, 6/01/31 - FSA
                    Insured
                 North Dakota Water Commission, Water Development and
                 Management Program Bonds, Series 2000A:
         2,230      5.700%, 8/01/18 (Pre-refunded 8/01/10) - MBIA Insured         8/10 at 100.00          AA (4)          2,371,650
         2,450      5.750%, 8/01/19 (Pre-refunded 8/01/10) - MBIA Insured         8/10 at 100.00          AA (4)          2,607,143
------------------------------------------------------------------------------------------------------------------------------------
        27,715   Total North Dakota                                                                                      28,090,959
------------------------------------------------------------------------------------------------------------------------------------

                 OHIO - 6.2% (3.9% OF TOTAL INVESTMENTS)
                 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                 Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                 2007A-2:
         3,000      5.375%, 6/01/24                                               6/17 at 100.00             BBB          2,432,040
           120      5.125%, 6/01/24                                               6/17 at 100.00             BBB             94,570
         1,250      5.875%, 6/01/30                                               6/17 at 100.00             BBB            847,850
         1,215      5.750%, 6/01/34                                               6/17 at 100.00             BBB            769,229
         4,300      6.000%, 6/01/42                                               6/17 at 100.00             BBB          2,504,363
         4,750      5.875%, 6/01/47                                               6/17 at 100.00             BBB          2,668,408
        10,000   Columbus City School District, Franklin County, Ohio, General   12/16 at 100.00             AAA          9,321,900
                    Obligation Bonds, Series 2006, 4.250%, 12/01/32 - FSA
                    Insured (UB)
        16,140   Montgomery County, Ohio, Hospital Facilities Revenue Bonds,        No Opt. Call               A         17,400,534
                    Kettering Medical Center, Series 1999, 6.300%, 4/01/12
------------------------------------------------------------------------------------------------------------------------------------
        40,775   Total Ohio                                                                                              36,038,894
------------------------------------------------------------------------------------------------------------------------------------

                 OKLAHOMA - 0.3% (0.2% OF TOTAL INVESTMENTS)
         1,675   Oklahoma Development Finance Authority, Health System Revenue    8/18 at 100.00             AA-          1,642,924
                    Bonds, Integris Baptist Medical Center, Series 2008B,
                    5.250%, 8/15/38
------------------------------------------------------------------------------------------------------------------------------------

                 OREGON - 2.8% (1.7% OF TOTAL INVESTMENTS)
         5,000   Oregon Health Sciences University, Revenue Bonds, Series         1/13 at 100.00             AA-          4,888,150
                    2002A, 5.250%, 7/01/22 - MBIA Insured
                 Portland, Oregon, Water System Revenue Bonds, Series 2000A:
         6,780      5.375%, 8/01/18 (Pre-refunded 8/01/10)                        8/10 at 100.00         Aa1 (4)          7,183,207
         3,880      5.500%, 8/01/20 (Pre-refunded 8/01/10)                        8/10 at 100.00         Aa1 (4)          4,116,796
------------------------------------------------------------------------------------------------------------------------------------
        15,660   Total Oregon                                                                                            16,188,153
------------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 3.1% (1.9% OF TOTAL INVESTMENTS)
         5,000   Delaware County Industrial Development Authority,                7/09 at 101.00             BB+          4,527,750
                    Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                    Series 1997A, 6.200%, 7/01/19
         5,000   Pennsylvania Higher Education Assistance Agency, Capital        12/10 at 100.00        Baa1 (4)          5,414,500
                    Acquisition Revenue Bonds, Series 2000, 5.875%, 12/15/30
                    (Pre-refunded 12/15/10) - MBIA Insured
         7,550   Pennsylvania, General Obligation Bonds, Second Series 2001,      9/11 at 101.00              AA          8,140,033
                    5.000%, 9/15/14
------------------------------------------------------------------------------------------------------------------------------------
        17,550   Total Pennsylvania                                                                                      18,082,283
------------------------------------------------------------------------------------------------------------------------------------

                 PUERTO RICO - 3.8% (2.3% OF TOTAL INVESTMENTS)
         3,330   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,      7/18 at 100.00            BBB-          3,211,752
                    Senior Lien Series 2008A, 6.000%, 7/01/44
                 Puerto Rico Housing Finance Authority, Capital Fund Program
                 Revenue Bonds, Series 2003:
         8,200      4.500%, 12/01/23 (UB)                                        12/13 at 100.00             AAA          9,054,194
         4,300      4.500%, 12/01/23 (UB)                                        12/13 at 100.00             AA+          4,193,016
         6,605   Puerto Rico, The Children's Trust Fund, Tobacco Settlement       5/12 at 100.00             BBB          5,310,222
                    Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33
------------------------------------------------------------------------------------------------------------------------------------
        22,435   Total Puerto Rico                                                                                       21,769,184
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 49

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 RHODE ISLAND - 0.4% (0.2% OF TOTAL INVESTMENTS)
$        2,960   Rhode Island Tobacco Settlement Financing Corporation,           6/12 at 100.00             BBB   $      2,185,812
                    Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                    6.250%, 6/01/42
------------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 6.6% (4.1% OF TOTAL INVESTMENTS)
        24,730   Greenville County School District, South Carolina,              12/12 at 101.00          AA (4)         28,617,060
                    Installment Purchase Revenue Bonds, Series 2002, 5.500%,
                    12/01/22 (Pre-refunded 12/01/12)
        21,570   Piedmont Municipal Power Agency, South Carolina, Electric          No Opt. Call               A          5,913,200
                    Revenue Bonds, Series 2004A-2, 0.000%, 1/01/30 - AMBAC
                    Insured
         3,560   South Carolina Public Service Authority, Revenue Refunding       7/13 at 100.00             Aa2          3,699,445
                    Bonds, Santee Cooper Electric System, Series 2003A,
                    5.000%, 1/01/20 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------
        49,860   Total South Carolina                                                                                    38,229,705
------------------------------------------------------------------------------------------------------------------------------------

                 TENNESSEE - 0.7% (0.4% OF TOTAL INVESTMENTS)
         5,000   Knox County Health, Educational and Housing Facilities Board,    7/13 at 100.00              A3          3,953,300
                    Tennessee, Hospital Revenue Bonds, East Tennessee
                    Children's Hospital, Series 2003A, 5.000%, 7/01/23 - RAAI
                    Insured
------------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 22.4% (13.9% OF TOTAL INVESTMENTS)
         2,500   Alliance Airport Authority, Texas, Special Facilities Revenue   12/12 at 100.00            CCC+            942,075
                    Bonds, American Airlines Inc., Series 2007, 5.250%,
                    12/01/29 (Alternative Minimum Tax)
        12,250   Austin, Texas, Subordinate Lien Hotel Occupancy Tax Revenue     11/09 at 100.00           A (4)         12,584,793
                    Refunding Bonds, Series 1999, 5.800%, 11/15/29
                    (Pre-refunded 11/15/09) - AMBAC Insured
        11,255   Brazos River Authority, Texas, Pollution Control Revenue           No Opt. Call             CCC          6,650,467
                    Refunding Bonds, TXU Electric Company, Series 2001C,
                    5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                    Minimum Tax)
                 Brownsville Independent School District, Cameron County,
                 Texas, General Obligation Bonds, Series 1999:
         5,015      5.625%, 8/15/25 (Pre-refunded 8/15/09)                        8/09 at 100.00             AAA          5,090,727
         8,825      5.625%, 8/15/29 (Pre-refunded 8/15/09)                        8/09 at 100.00             AAA          8,958,258
         1,000   Cedar Hill Independent School District, Dallas County, Texas,      No Opt. Call             AA-            254,640
                    General Obligation Bonds, Series 2002, 0.000%, 8/15/32 -
                    FGIC Insured
        15,000   Central Texas Regional Mobility Authority, Travis and            1/15 at 100.00             AA-         11,020,350
                    Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                    5.000%, 1/01/45 - FGIC Insured
                 Clear Creek Independent School District, Galveston and Harris
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                 Bonds, Series 2000:
           585      5.400%, 2/15/18                                               2/10 at 100.00             AAA            596,174
           340      5.650%, 2/15/19                                               2/10 at 100.00             AAA            346,504
           235      5.700%, 2/15/20                                               2/10 at 100.00             AAA            241,784
           270      5.700%, 2/15/21                                               2/10 at 100.00             AAA            277,795
                 Clear Creek Independent School District, Galveston and Harris
                 Counties, Texas, Unlimited Tax Schoolhouse and Refunding
                 Bonds, Series 2000:
        16,740      5.400%, 2/15/18 (Pre-refunded 2/15/10)                        2/10 at 100.00             AAA         17,386,499
         9,660      5.650%, 2/15/19 (Pre-refunded 2/15/10)                        2/10 at 100.00             AAA         10,052,099
         6,645      5.700%, 2/15/20 (Pre-refunded 2/15/10)                        2/10 at 100.00             AAA          6,917,312
         7,750      5.700%, 2/15/21 (Pre-refunded 2/15/10)                        2/10 at 100.00             AAA          8,067,595
         2,500   Comal Independent School District, Comal, Bexar, Guadalupe,        No Opt. Call             Aaa          1,337,000
                    Hays, and Kendall Counties, Texas, General Obligation
                    Bonds, Series 2005A, 0.000%, 2/01/23
         6,000   Dallas-Ft. Worth International Airport Facility Improvement     11/09 at 101.00            CCC+          2,472,240
                    Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                    Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)
                 Ennis Independent School District, Ellis County, Texas,
                 General Obligation Bonds, Series 2006:
         3,950      0.000%, 8/15/30                                                8/16 at 49.21             Aaa          1,186,304
         4,000      0.000%, 8/15/31                                                8/16 at 46.64             Aaa          1,126,040

50 Nuveen Investments

      PRINCIPAL                                                                     OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 TEXAS (continued)
$         1,440  Houston, Texas, Hotel Occupancy Tax and Special Revenue            No Opt. Call               A   $        346,608
                    Bonds, Convention and Entertainment Project, Series 2001B,
                    0.000%, 9/01/32 - AMBAC Insured
          1,250  Houston, Texas, Junior Lien Water and Sewerage System Revenue   12/11 at 100.00             AAA          1,308,875
                    Refunding Bonds, Series 2001A, 5.000%, 12/01/20 - FSA
                    Insured
          9,350  Leander Independent School District, Williamson and Travis        8/15 at 39.50             AA-          2,357,322
                    Counties, Texas, General Obligation Bonds, Series 2005,
                    0.000%, 8/15/32 - FGIC Insured
          6,000  Leander Independent School District, Williamson and Travis        8/14 at 35.28             AAA          1,510,320
                    Counties, Texas, General Obligation Bonds, Series 2006,
                    0.000%, 8/15/33
          4,000  North Texas Thruway Authority, First Tier System Revenue         1/25 at 100.00              A2          2,592,680
                    Refunding Bonds, Capital Appreciation Series 2008I,
                    0.000%, 1/01/43
         15,000  San Antonio Independent School District, Bexar County, Texas,    8/09 at 100.00             AAA         15,235,500
                    General Obligation Bonds, Series 1999, 5.800%, 8/15/29
                    (Pre-refunded 8/15/09)
          3,295  Tarrant County, Texas, Cultural & Educational Facilities         2/17 at 100.00             AA-          2,464,001
                    Financing Corporation, Revenue Bonds, Series 2007,
                    Residuals 1762, 15.896%, 2/15/36 (IF)
          5,000  White Settlement Independent School District, Tarrant County,     8/15 at 36.81             AAA          1,165,700
                    Texas, General Obligation Bonds, Series 2005, 0.000%,
                    8/15/34
          3,970  Wichita Falls, Wichita County, Texas, Priority Lien Water and    8/11 at 100.00         AA- (4)          4,317,971
                    Sewerage System Revenue Bonds, Series 2001, 5.000%,
                    8/01/21 (Pre-refunded 8/01/11) - AMBAC Insured
                 Wylie Independent School District, Taylor County, Texas,
                 General Obligation Bonds, Series 2005:
          3,000     0.000%, 8/15/23                                                8/15 at 67.10             AAA          1,488,210
          2,000     0.000%, 8/15/24                                                8/15 at 63.56             AAA            931,400
------------------------------------------------------------------------------------------------------------------------------------
        168,825  Total Texas                                                                                            129,227,243
------------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 17.7% (11.0% OF TOTAL INVESTMENTS)
          5,500  Clark County Public Utility District 1, Washington,              1/11 at 100.00             AAA          5,600,980
                    Generating System Revenue Refunding Bonds, Series 2000,
                    5.125%, 1/01/20 - FSA Insured
          2,755  Cowlitz County, Washington, Special Sewerage Revenue               No Opt. Call             AA-          3,056,728
                    Refunding Bonds, CSOB Wastewater Treatment Facilities,
                    Series 2002, 5.500%, 11/01/16 - FGIC Insured
         10,000  Energy Northwest, Washington, Electric Revenue Refunding         7/11 at 101.00             AAA         10,743,900
                    Bonds, Nuclear Project 3, Series 2001A, 5.500%, 7/01/17 -
                    FSA Insured
          2,500  King County, Washington, Sewer Revenue Bonds, Series 2001,       1/12 at 100.00             AA+          2,556,450
                    5.000%, 1/01/23 - FGIC Insured
         33,490  Port of Seattle, Washington, Revenue Bonds, Series 2000A,        8/10 at 100.00          AA (4)         35,586,138
                    5.625%, 2/01/30 (Pre-refunded 8/01/10) - MBIA Insured
          6,950  Port of Seattle, Washington, Revenue Bonds, Series 2000B,        8/10 at 100.00             Aa2          6,958,062
                    5.625%, 2/01/24 - MBIA Insured(Alternative Minimum Tax)
                    (UB)
          2,150  Seattle, Washington, General Obligation Refunding and           12/12 at 100.00             AAA          2,225,250
                    Improvement Bonds, Series 2002, 4.500%, 12/01/20
          3,000  Spokane County School District 81, Spokane, Washington,          6/15 at 100.00              AA          3,119,760
                    General Obligation Bonds, Series 2005, 5.000%, 6/01/24 -
                    MBIA Insured
          3,520  Washington State Healthcare Facilities Authority, Revenue       10/11 at 100.00         Aa3 (4)          3,843,734
                    Bonds, Children's Hospital and Regional Medical Center,
                    Series 2001, 5.000%, 10/01/21 (Pre-refunded 10/01/11) -
                    AMBAC Insured
          7,890  Washington State Higher Education Facilities Authority,         11/09 at 101.00        BBB+ (4)          8,186,585
                    Revenue Bonds, Pacific Lutheran University, Series 1999,
                    5.950%, 11/01/29 (Pre-refunded 11/01/09) - RAAI Insured
         11,120  Washington State Tobacco Settlement Authority, Tobacco           6/13 at 100.00             BBB         10,719,902
                    Settlement Asset-Backed Revenue Bonds, Series 2002,
                    6.500%, 6/01/26
          9,000  Washington, Motor Vehicle Fuel Tax General Obligation Bonds,     1/12 at 100.00             AAA          9,361,800
                    Series 2002C, 5.000%, 1/01/21 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------
         97,875  Total Washington                                                                                       101,959,289
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 51

      Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 WISCONSIN - 1.1% (0.7% OF TOTAL INVESTMENTS)
$        3,595   Badger Tobacco Asset Securitization Corporation, Wisconsin,     6/12 at 100.00              AAA   $      3,857,111
                    Tobacco Settlement Asset-Backed Bonds, Series 2002,
                    6.125%, 6/01/27 (Pre-refunded 6/01/12)
         1,755   Wisconsin Health and Educational Facilities Authority,          5/16 at 100.00              BBB          1,304,263
                    Revenue Bonds, Divine Savior Healthcare, Series 2006,
                    4.750%, 5/01/25
         1,250   Wisconsin Health and Educational Facilities Authority,          9/09 at 100.50              N/R            934,763
                    Revenue Bonds, United Lutheran Program for the Aging Inc.,
                    Series 1998, 5.700%, 3/01/28
------------------------------------------------------------------------------------------------------------------------------------
         6,600   Total Wisconsin                                                                                          6,096,137
------------------------------------------------------------------------------------------------------------------------------------
$    1,270,550   Total Investments (cost $979,570,434) - 161.3%                                                         931,400,462
==============----------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (4.0)%                                                                     (23,290,000)
                 -------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.7%                                                                    16,131,235
                 -------------------------------------------------------------------------------------------------------------------
                 Auction Rate Preferred Shares, at Liquidation Value - (60.0)%                                         (346,675,000)
                    (5)
                 -------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $    577,566,697
                 ===================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 37.2%

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

52 Nuveen Investments

NAD | Nuveen Dividend Advantage Municipal Fund
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MUNICIPAL BONDS - 159.9% (99.4% OF TOTAL INVESTMENTS)
                 ALABAMA - 0.3% (0.2% OF TOTAL INVESTMENTS)
$        1,500   Alabama 21st Century Authority, Tobacco Settlement Revenue       6/10 at 102.00              A-   $      1,327,140
                    Bonds, Series 2000, 5.750%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------

                 ALASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)
           750   Alaska Housing Finance Corporation, General Housing Purpose     12/14 at 100.00              AA            754,290
                    Bonds, Series 2005A, 5.250%,12/01/34 - FGIC Insured (UB)
------------------------------------------------------------------------------------------------------------------------------------

                 ARIZONA - 1.2% (0.7% OF TOTAL INVESTMENTS)
         2,350   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien     7/18 at 100.00             AA-          2,340,036
                    Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/33
         5,000   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue      No Opt. Call               A          3,389,450
                    Bonds, Series 2007, 5.000%, 12/01/37
------------------------------------------------------------------------------------------------------------------------------------
         7,350   Total Arizona                                                                                            5,729,486
------------------------------------------------------------------------------------------------------------------------------------

                 CALIFORNIA - 6.3% (3.9% OF TOTAL INVESTMENTS)
         1,535   Alameda Corridor Transportation Authority, California, Senior      No Opt. Call             AA-            256,545
                    Lien Revenue Bonds, Series 1999A, 0.000%, 10/01/37 - MBIA
                    Insured
         5,500   Anaheim Public Finance Authority, California, Subordinate          No Opt. Call             AAA          1,575,860
                    Lease Revenue Bonds, Public Improvement Project, Series
                    1997C, 0.000%, 9/01/28 - FSA Insured
         6,750   California Statewide Community Development Authority, Revenue    8/19 at 100.00              AA          7,017,368
                    Bonds, Methodist Hospital Project, Series 2009, 6.750%,
                    2/01/38
            65   California, General Obligation Bonds, Series 1997, 5.000%,       6/09 at 100.00              A+             65,176
                    10/01/18 - AMBAC Insured
         5,000   California, General Obligation Bonds, Series 2005, 5.000%,       3/16 at 100.00               A          4,696,200
                    3/01/31
                 Golden State Tobacco Securitization Corporation, California,
                 Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                 2007A-1:
         5,200      5.000%, 6/01/33                                               6/17 at 100.00             BBB          3,324,204
         1,000      5.125%, 6/01/47                                               6/17 at 100.00             BBB            515,710
                 Golden State Tobacco Securitization Corporation, California,
                 Tobacco Settlement Asset-Backed Revenue Bonds, Series
                 2005A:
         3,500      0.000%, 6/01/26 - FSA Insured                                   No Opt. Call             Aa3          1,165,185
         9,925      5.000%, 6/01/45                                               6/15 at 100.00             AAA          8,838,411
         1,495   Palmdale Civic Authority, California, Revenue Refinancing        7/09 at 100.00             AA-          1,502,864
                    Bonds, Civic Center Project, Series 1997A, 5.375%,
                    7/01/12 - MBIA Insured
        17,000   San Joaquin Hills Transportation Corridor Agency, Orange           No Opt. Call             AA-          2,233,460
                    County, California, Toll Road Revenue Refunding Bonds,
                    Series 1997A, 0.000%, 1/15/35 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        56,970   Total California                                                                                        31,190,983
------------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 4.2% (2.6% OF TOTAL INVESTMENTS)
         1,125   Antelope Heights Metropolitan District, Colorado, Limited Tax   12/17 at 100.00              A3            803,734
                    General Obligation Bonds, Series 2007, 5.000%, 12/01/37 -
                    RAAI Insured

                                                           Nuveen Investments 53

   | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

      PRINCIPAL                                                                    OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 COLORADO (continued)
                 Denver City and County, Colorado, Airport Special Facilities
                 Revenue Bonds, Rental Car Projects, Series 1999A:
$         2,170     6.000%, 1/01/12 - MBIA Insured (Alternative Minimum Tax)      7/09 at 101.00             AA-   $      2,195,107
            675     6.000%, 1/01/13 - MBIA Insured (Alternative Minimum Tax)      7/09 at 101.00             AA-            682,661
          1,475  Denver, Colorado, FHA-Insured Multifamily Housing Revenue       10/09 at 100.00            BBB+          1,464,985
                    Bonds, Boston Lofts Project, Series 1997A, 5.750%,
                    10/01/27 (Alternative Minimum Tax)
          8,515  E-470 Public Highway Authority, Colorado, Senior Revenue           No Opt. Call             AA-          2,319,997
                    Bonds, Series 1997B, 0.000%,9/01/25 - MBIA Insured
         25,000  E-470 Public Highway Authority, Colorado, Senior Revenue           No Opt. Call             AA-          3,978,750
                    Bonds, Series 2000B, 0.000%,9/01/31 - MBIA Insured
         60,000  E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,      No Opt. Call             AA-          6,426,600
                    Series 2004A, 0.000%, 3/01/36 - MBIA Insured
         12,500  E-470 Public Highway Authority, Colorado, Toll Revenue Bonds,     9/26 at 54.77             AA-          1,053,000
                    Series 2006A, 0.000%, 9/01/38 - MBIA Insured
          2,000  Metropolitan Football Stadium District, Colorado, Sales Tax        No Opt. Call             AA-          1,854,000
                    Revenue Bonds, Series 1999A, 0.000%, 1/01/12 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------
        113,460  Total Colorado                                                                                          20,778,834
------------------------------------------------------------------------------------------------------------------------------------

                 CONNECTICUT - 0.4% (0.3% OF TOTAL INVESTMENTS)
          4,335  Mashantucket Western Pequot Tribe, Connecticut, Subordinate     11/17 at 100.00            Baa3          2,164,596
                    Special Revenue Bonds, Series 2007A, 5.750%, 9/01/34
------------------------------------------------------------------------------------------------------------------------------------

                 FLORIDA - 10.3% (6.4% OF TOTAL INVESTMENTS)
          1,510  Florida Housing Finance Agency, Housing Revenue Bonds, Mar       6/09 at 101.00               A          1,458,479
                    Lago Village Apartments, Series 1997F, 5.800%, 12/01/17 -
                    AMBAC Insured (Alternative Minimum Tax)
         15,000  Florida State Board of Education, Public Education Capital       6/15 at 101.00             AAA         13,547,100
                    Outlay Bonds, Series 2005E, 4.500%, 6/01/35 (UB)
          2,500  Marion County Hospital District, Florida, Revenue Bonds,        10/17 at 100.00              A3          1,841,750
                    Munroe Regional Medical Center, Series 2007, 5.000%,
                    10/01/34
         13,625  Martin County Industrial Development Authority, Florida,         6/09 at 100.00             BB+         11,614,631
                    Industrial Development Revenue Bonds, Indiantown
                    Cogeneration LP, Series 1994A, 7.875%, 12/15/25
                    (Alternative Minimum Tax)
         22,000  South Miami Health Facilities Authority, Florida, Revenue        8/17 at 100.00             AA-         19,622,680
                    Bonds, Baptist Health Systems of South Florida, Series
                    2007, 5.000%, 8/15/37 (UB)
          4,055  South Miami Health Facilities Authority, Florida, Revenue        8/17 at 100.00             AA-          3,139,705
                    Bonds, Baptist Health Systems of South Florida, Trust
                    1025, 8.242%, 8/15/42 (IF)
------------------------------------------------------------------------------------------------------------------------------------
         58,690  Total Florida                                                                                           51,224,345
------------------------------------------------------------------------------------------------------------------------------------

                 GEORGIA - 1.7% (1.0% OF TOTAL INVESTMENTS)
          5,000  Cobb County Development Authority, Georgia, Student Housing      7/17 at 100.00            Baa3          3,963,450
                    Revenue Bonds, KSU Village II Real Estate Foundation LLC
                    Project, Series 2007A, 5.250%, 7/15/38 - AMBAC Insured
          4,000  Forsyth County Water and Sewerage Authority, Georgia, Revenue    4/10 at 101.00         AA+ (4)          4,240,400
                    Bonds, Series 2000, 6.000%,4/01/25 (Pre-refunded 4/01/10)
------------------------------------------------------------------------------------------------------------------------------------
          9,000  Total Georgia                                                                                            8,203,850
------------------------------------------------------------------------------------------------------------------------------------

                 IDAHO - 0.1% (0.1% OF TOTAL INVESTMENTS)
            115  Idaho Housing and Finance Association, Single Family Mortgage    7/09 at 101.00             Aa2            115,841
                    Bonds, Series 1999E, 5.750%,1/01/21 (Alternative Minimum
                    Tax)
            160  Idaho Housing and Finance Association, Single Family Mortgage    1/10 at 100.00             Aa2            162,926
                    Bonds, Series 2000D, 6.350%,7/01/22 (Alternative Minimum
                    Tax)
            240  Idaho Housing and Finance Association, Single Family Mortgage    7/10 at 100.00             Aaa            248,489
                    Bonds, Series 2000E, 5.950%,7/01/20 (Alternative Minimum
                    Tax)
------------------------------------------------------------------------------------------------------------------------------------
            515  Total Idaho                                                                                                527,256
------------------------------------------------------------------------------------------------------------------------------------

54 Nuveen Investments

      PRINCIPAL                                                                    OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ILLINOIS - 33.2% (20.7% OF TOTAL INVESTMENTS)
$         2,020  Channahon, Illinois, Revenue Refunding Bonds, Morris            12/09 at 102.00            BBB+   $      2,063,006
                    Hospital, Series 1999, 5.750%, 12/01/12
          2,205  Chicago Board of Education, Illinois, Unlimited Tax General        No Opt. Call             AA-            687,100
                    Obligation Bonds, Dedicated Tax Revenues, Series 1998B-1,
                    0.000%, 12/01/29 - FGIC Insured
          7,250  Chicago Board of Education, Illinois, Unlimited Tax General        No Opt. Call             AA-          7,920,335
                    Obligation Bonds, Dedicated Tax Revenues, Series 1999A,
                    5.500%, 12/01/26 - FGIC Insured
                 Chicago, Illinois, FHA/GNMA Multifamily Housing Revenue
                 Bonds, Archer Court Apartments, Series 1999A:
            725     5.500%, 12/20/19 (Alternative Minimum Tax)                   10/10 at 101.00             AA-            738,579
          1,210     5.600%, 12/20/29 (Alternative Minimum Tax)                   10/10 at 101.00             AA-          1,212,735
          1,925     5.650%, 12/20/40 (Alternative Minimum Tax)                   10/10 at 101.00             AA-          1,926,271
         22,750  Chicago, Illinois, General Obligation Refunding Bonds,             No Opt. Call             AA-         25,323,478
                    Emergency Telephone System, Series 1999, 5.500%, 1/01/23 -
                    FGIC Insured
          2,620  Chicago, Illinois, Motor Fuel Tax Revenue Refunding Bonds,         No Opt. Call             AA+          2,920,566
                    Series 1993, 5.375%, 1/01/14 - AMBAC Insured
          3,340  Chicago, Illinois, Third Lien General Airport Revenue Bonds,     1/16 at 100.00             AA-          3,240,568
                    O'Hare International Airport, Series 2005A, 5.000%,
                    1/01/33 - FGIC Insured
            190  DuPage County Community School District 200, Wheaton,           11/13 at 100.00             Aa3            205,956
                    Illinois, General Obligation Bonds, Series 2003B, 5.250%,
                    11/01/20 - FSA Insured
            810  DuPage County Community School District 200, Wheaton,           11/13 at 100.00         Aa3 (4)            930,496
                    Illinois, General Obligation Bonds, Series 2003B, 5.250%,
                    11/01/20 (Pre-refunded 11/01/13) - FSA Insured
            500  Hoffman Estates Park District, Cook County, Illinois, General   12/09 at 102.00              AA            504,470
                    Obligation Bonds, Series 1999, 5.375%, 12/01/29 - MBIA
                    Insured
          3,935  Illinois Development Finance Authority, Local Government           No Opt. Call            Baa1          3,145,364
                    Program Revenue Bonds, Lake County School District 116 -
                    Round Lake, Series 1999, 0.000%, 1/01/15 - MBIA Insured
          2,000  Illinois Finance Authority, Revenue Bonds, Children's            8/18 at 100.00             AAA          1,813,920
                    Memorial Hospital, Series 2008, 5.250%,8/15/47 - AGC
                    Insured (UB)
          1,000  Illinois Finance Authority, Revenue Bonds, Edward Health         2/18 at 100.00              A+            872,200
                    Services Corporation, Series 2008A, 5.500%, 2/01/40 -
                    AMBAC Insured
          5,570  Illinois Finance Authority, Revenue Bonds, University of         7/14 at 100.00             Aa1          5,602,362
                    Chicago, Series 2004A, 5.000%, 7/01/34
          9,840  Illinois Health Facilities Authority, Remarketed Revenue         8/11 at 103.00             Aa1         10,234,781
                    Bonds, University of Chicago Project, Series 1985A,
                    5.500%, 8/01/20
          5,595  Illinois Health Facilities Authority, Revenue Bonds, Loyola      7/09 at 100.00             AA-          4,900,493
                    University Health System, Series 1997A, 5.000%, 7/01/24 -
                    MBIA Insured
          5,490  Illinois Health Facilities Authority, Revenue Bonds, Sarah       8/09 at 100.00               A          5,490,878
                    Bush Lincoln Health Center, Series 1996B, 5.500%, 2/15/16
          1,500  Illinois Housing Development Authority, Housing Finance          1/15 at 100.00              A+          1,329,435
                    Bonds, Series 2005E, 4.800%, 1/01/36 - FGIC Insured
          2,000  Kane & DeKalb Counties, Illinois, Community United School          No Opt. Call              A3          1,089,480
                    District 301, General Obligation Bonds, Series 2006,
                    0.000%, 12/01/21 - MBIA Insured
         11,345  Lake and McHenry Counties Community Unit School District 118,     1/15 at 60.14             Aa3          4,745,727
                    Wauconda, Illinois, General Obligation Bonds, Series
                    2005B, 0.000%, 1/01/25 - FSA Insured
          3,000  Lombard Public Facilities Corporation, Illinois, First Tier      1/16 at 100.00             N/R          2,010,810
                    Conference Center and Hotel Revenue Bonds, Series 2005A-1,
                    7.125%, 1/01/36
         22,500  Metropolitan Pier and Exposition Authority, Illinois, Revenue   12/09 at 101.00             AAA         23,064,298
                    Bonds, McCormick Place Expansion Project, Series 1999A,
                    5.500%, 12/15/24 - FGIC Insured

                                                           Nuveen Investments 55

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

      PRINCIPAL                                                                    OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 ILLINOIS (continued)
                 Metropolitan Pier and Exposition Authority, Illinois, Revenue
                 Refunding Bonds, McCormick Place Expansion Project, Series
                 1996A:
$        12,250     0.000%, 12/15/22 - MBIA Insured                                 No Opt. Call             AA-   $      6,119,733
         13,000     0.000%, 12/15/23 - MBIA Insured                                 No Opt. Call             AA-          6,024,200
          1,840  Oak Park, Illinois, General Obligation Bonds, Series 2005B,      11/15 at 54.13             AA-            641,001
                    0.000%, 11/01/27 - SYNCORA GTY Insured
                 Regional Transportation Authority, Cook, DuPage, Kane, Lake,
                 McHenry and Will Counties, Illinois, General Obligation
                 Bonds, Series 1999:
         22,650     5.750%, 6/01/19 - FSA Insured                                   No Opt. Call             AAA         26,389,287
          3,500     5.750%, 6/01/23 - FSA Insured                                   No Opt. Call             AAA          4,144,595
          1,300  Schaumburg, Illinois, General Obligation Bonds, Series 2004B,   12/14 at 100.00             AA+          1,323,218
                    5.250%, 12/01/34 - FGIC Insured
         10,000  Will County Community High School District 210 Lincoln-Way,        No Opt. Call             Aa3          4,859,200
                    Illinois, General Obligation Bonds, Series 2006, 0.000%,
                    1/01/23 - FSA Insured
          4,500  Will County School District 122, New Lenox, Illinois, General      No Opt. Call             Aa3          3,064,545
                    Obligation Bonds, Series 2000B, 0.000%, 11/01/18 - FSA
                    Insured
------------------------------------------------------------------------------------------------------------------------------------
        188,360  Total Illinois                                                                                         164,539,087
------------------------------------------------------------------------------------------------------------------------------------

                 INDIANA - 7.1% (4.4% OF TOTAL INVESTMENTS)
          8,755  Indiana Health Facility Financing Authority, Hospital Revenue   11/09 at 101.00             AAA          9,077,534
                    Bonds, Charity Obligated Group, Series 1999D, 5.500%,
                    11/15/24 (Pre-refunded 11/15/09) - MBIA Insured
          8,000  Indiana Health Facility Financing Authority, Hospital Revenue    8/10 at 101.50          AA (4)          8,608,560
                    Bonds, Clarian Health Obligated Group, Series 2000A,
                    5.500%, 2/15/26 (Pre-refunded 8/15/10) - MBIA Insured
          2,000  Indiana Health Facility Financing Authority, Revenue Bonds,      3/17 at 100.00             BBB          1,561,940
                    Community Foundation of Northwest Indiana, Series 2007,
                    5.500%, 3/01/37
          6,830  Indiana Housing and Community Development Authority, Single      1/17 at 100.00             Aaa          5,603,300
                    Family Mortgage Revenue Bonds, Series 2007A-1, Drivers
                    1847, 7.587%, 7/01/32 (Alternative Minimum Tax) (IF)
          6,675  Indiana Municipal Power Agency, Power Supply Revenue Bonds,      1/17 at 100.00             AA-          6,237,721
                    Series 2007A, 5.000%, 1/01/42 - MBIA Insured
          4,190  Indianapolis, Indiana, Economic Development Revenue Bonds,       6/09 at 101.00         Aa3 (4)          4,250,881
                    Park Tudor Foundation Inc., Project, Series 1999, 5.700%,
                    6/01/24 (Pre-refunded 6/01/09)
------------------------------------------------------------------------------------------------------------------------------------
         36,450  Total Indiana                                                                                           35,339,936
------------------------------------------------------------------------------------------------------------------------------------

                 IOWA - 0.8% (0.5% OF TOTAL INVESTMENTS)
          7,000  Iowa Tobacco Settlement Authority, Asset Backed Settlement       6/15 at 100.00             BBB          3,953,950
                    Revenue Bonds, Series 2005C, 5.625%, 6/01/46
------------------------------------------------------------------------------------------------------------------------------------

                 KANSAS - 1.3% (0.8% OF TOTAL INVESTMENTS)
          3,825  Wichita, Kansas, Water and Sewerage Utility Revenue Bonds,      10/09 at 100.00             AA-          3,825,459
                    Series 1999, 4.000%, 10/01/18 - FGIC Insured
          3,000  Wyandotte County-Kansas City Unified Government, Kansas,        12/15 at 100.00             N/R          2,646,390
                    Sales Tax Special Obligation Bonds, Redevelopment Project
                    Area B, Series 2005, 5.000%, 12/01/20
------------------------------------------------------------------------------------------------------------------------------------
          6,825  Total Kansas                                                                                             6,471,849
------------------------------------------------------------------------------------------------------------------------------------

                 KENTUCKY - 1.7% (1.0% OF TOTAL INVESTMENTS)
          3,030  Hardin County School District Finance Corporation, Kentucky,     2/10 at 101.00         Aa3 (4)          3,179,803
                    School Building Revenue Bonds, Series 2000, 5.750%,
                    2/01/20 (Pre-refunded 2/01/10)
                 Kentucky Economic Development Finance Authority, Hospital
                 System Revenue Refunding and Improvement Bonds, Appalachian
                 Regional Healthcare Inc., Series 1997:
          1,850     5.850%, 10/01/17                                             10/09 at 101.00             BB-          1,456,672
          5,000     5.875%, 10/01/22                                             10/09 at 101.00             BB-          3,608,900
------------------------------------------------------------------------------------------------------------------------------------
          9,880  Total Kentucky                                                                                           8,245,375
------------------------------------------------------------------------------------------------------------------------------------

56 Nuveen Investments

      PRINCIPAL                                                                    OPTIONAL CALL
   AMOUNT (000)  DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 LOUISIANA - 7.4% (4.6% OF TOTAL INVESTMENTS)
$         2,245  Lafayette, Louisiana, Sales Tax Revenue Bonds, Public            5/10 at 101.50         AA- (4)   $      2,392,070
                    Improvements, Series 2000B, 5.625%,5/01/25 (Pre-refunded
                    5/01/10) - FGIC Insured
          1,750  Louisiana Local Government Environmental Facilities and          6/12 at 105.00             Aaa          1,873,953
                    Community Development Authority, GNMA Collateralized
                    Mortgage Revenue Refunding Bonds, Sharlo Apartments,
                    Series 2002A, 6.500%, 6/20/37
          5,350  Louisiana Public Facilities Authority, Revenue Bonds, Baton      7/14 at 100.00             AA-          5,291,792
                    Rouge General Hospital, Series 2004, 5.250%, 7/01/33 -
                    MBIA Insured
          9,000  Louisiana Public Facilities Authority, Revenue Bonds, Ochsner    5/17 at 100.00              A3          6,724,440
                    Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47
          5,445  Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series    5/16 at 100.00              AA          4,871,859
                    2006A, 4.500%, 5/01/41 - FGIC Insured (UB)
         13,570  Louisiana Transportation Authority, Senior Lien Toll Road        12/10 at 38.73               A          3,986,459
                    Revenue Bonds, Series 2005B, 0.000%,12/01/28 - AMBAC
                    Insured
                 Tobacco Settlement Financing Corporation, Louisiana, Tobacco
                 Settlement Asset-Backed Bonds, Series 2001B:
          9,545     5.500%, 5/15/30                                               5/11 at 101.00             BBB          7,925,404
          5,000     5.875%, 5/15/39                                               5/11 at 101.00             BBB          3,517,750
------------------------------------------------------------------------------------------------------------------------------------
         51,905  Total Louisiana                                                                                         36,583,727
------------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 2.4% (1.5% OF TOTAL INVESTMENTS)
          1,455  Boston Industrial Development Financing Authority,               9/12 at 102.00             N/R            995,889
                    Massachusetts, Subordinate Revenue Bonds, Crosstown Center
                    Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum
                    Tax)
          4,365  Massachusetts Health and Educational Facilities Authority,      10/15 at 100.00             AAA          4,396,515
                    Revenue Bonds, Berkshire Health System, Series 2005F,
                    5.000%, 10/01/19 - AGC Insured (UB)
            620  Massachusetts Health and Educational Facilities Authority,       7/18 at 100.00              A3            488,362
                    Revenue Bonds, CareGroup Inc., Series 2008E-1, 5.125%,
                    7/01/33
          3,000  Massachusetts Housing Finance Agency, Housing Bonds, Series     12/18 at 100.00             AA-          2,878,590
                    2009F, 5.700%, 6/01/40
            785  Massachusetts Port Authority, Special Facilities Revenue         9/09 at 100.00             AA-            592,212
                    Bonds, US Airways Group Inc., Series1996A, 5.875%,
                    9/01/23 - MBIA Insured (Alternative Minimum Tax)
                 Massachusetts Turnpike Authority, Metropolitan Highway System
                 Revenue Bonds, Senior Series 1997A:
          2,200     5.125%, 1/01/17 - MBIA Insured                                6/09 at 100.00             AA-          2,199,912
          1,000     0.000%, 1/01/24 - MBIA Insured                                  No Opt. Call             AA-            400,270
------------------------------------------------------------------------------------------------------------------------------------
         13,425  Total Massachusetts                                                                                     11,951,750
------------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 3.9% (2.4% OF TOTAL INVESTMENTS)
          6,000  Detroit, Michigan, Second Lien Sewerage Disposal System          7/15 at 100.00             AA-          5,079,960
                    Revenue Bonds, Series 2005A, 5.000%,7/01/35 - MBIA Insured
         15,255  Michigan State Hospital Finance Authority, Hospital Revenue      8/09 at 100.00              BB          8,969,940
                    Bonds, Detroit Medical Center Obligated Group, Series
                    1998A, 5.250%, 8/15/28
          1,150  Royal Oak Hospital Finance Authority, Michigan, Hospital         9/18 at 100.00              A1          1,284,780
                    Revenue Bonds, William Beaumont Hospital, Refunding Series
                    2009V, 8.250%, 9/01/39
          4,000  Wayne County, Michigan, Airport Revenue Bonds, Detroit           6/09 at 101.00             AA-          3,830,400
                    Metropolitan Wayne County Airport, Series 1998A, 5.375%,
                    12/01/16 - MBIA Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         26,405  Total Michigan                                                                                          19,165,080
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 57

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 MINNESOTA - 1.5% (0.9% OF TOTAL INVESTMENTS)
$        6,375   Minneapolis Health Care System, Minnesota, Revenue Bonds,       11/18 at 100.00               A   $      6,708,349
                    Fairview Hospital and Healthcare Services, Series 2008A,
                    6.625%, 11/15/28
           665   Minnesota Housing Finance Agency, Single Family Mortgage         1/10 at 101.00             AA+            666,889
                    Bonds, Series 1998H-1, 5.650%,7/01/31 (Alternative Minimum
                    Tax)
------------------------------------------------------------------------------------------------------------------------------------
         7,040   Total Minnesota                                                                                          7,375,238
------------------------------------------------------------------------------------------------------------------------------------

                 MISSOURI - 2.6% (1.6% OF TOTAL INVESTMENTS)
                 Kansas City Municipal Assistance Corporation, Missouri,
                 Leasehold Revenue Bonds, Series 2004B-1:
         7,000      0.000%, 4/15/27 - AMBAC Insured                                 No Opt. Call             AA-          2,727,410
         5,000      0.000%, 4/15/29 - AMBAC Insured                                 No Opt. Call             AA-          1,710,250
         1,885   Missouri Health and Educational Facilities Authority, Revenue    6/11 at 101.00              AA          1,914,161
                    Bonds, SSM Healthcare System, Series 2001A, 5.250%,
                    6/01/21 - AMBAC Insured
                 Missouri Health and Educational Facilities Authority, Revenue
                 Bonds, SSM Healthcare System, Series 2001A:
           300      5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured        6/11 at 101.00         N/R (4)            325,800
         2,185      5.250%, 6/01/21 (Pre-refunded 6/01/11) - AMBAC Insured        6/11 at 101.00         AA- (4)          2,372,910
         3,670      5.250%, 6/01/28 (Pre-refunded 6/01/11) - AMBAC Insured        6/11 at 101.00         AA- (4)          3,985,620
------------------------------------------------------------------------------------------------------------------------------------
        20,040   Total Missouri                                                                                          13,036,151
------------------------------------------------------------------------------------------------------------------------------------

                 MONTANA - 0.3% (0.2% OF TOTAL INVESTMENTS)
           815   Montana Board of Housing, Single Family Mortgage Bonds,         12/09 at 100.00             AA+            842,922
                    Series 2000A-2, 6.450%, 6/01/29(Alternative Minimum Tax)
         1,000   Montana Higher Education Student Assistance Corporation,        12/09 at 100.00              A2            874,320
                    Student Loan Revenue Bonds, Subordinate Series 1999B,
                    6.400%, 12/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
         1,815   Total Montana                                                                                            1,717,242
------------------------------------------------------------------------------------------------------------------------------------

                 NEBRASKA - 0.2% (0.1% OF TOTAL INVESTMENTS)
           900   NebHelp Inc., Nebraska, Senior Subordinate Bonds, Student          No Opt. Call             Aa2            927,828
                    Loan Program, Series 1993A-5A, 6.200%, 6/01/13 - MBIA
                    Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

                 NEVADA - 1.9% (1.2% OF TOTAL INVESTMENTS)
                 Director of Nevada State Department of Business and Industry,
                 Revenue Bonds, Las Vegas Monorail Project, First Tier,
                 Series 2000:
         8,000      0.000%, 1/01/19 - AMBAC Insured                                 No Opt. Call               A          1,677,200
         4,000      5.625%, 1/01/32 - AMBAC Insured                               1/10 at 102.00               A          1,203,480
         3,000      5.375%, 1/01/40 - AMBAC Insured                               1/10 at 100.00               A            902,520
         3,750   Henderson, Nevada, Healthcare Facility Revenue Refunding         7/17 at 100.00             AAA          4,058,475
                    Bonds, Catholic Healthcare West, Series 2007B, Trust 2633,
                    16.277%, 7/01/31 - BHAC Insured (IF)
         1,500   Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue    6/19 at 100.00               A          1,538,445
                    Bonds, Series 2009A, 8.000%, 6/15/30
------------------------------------------------------------------------------------------------------------------------------------
        20,250   Total Nevada                                                                                             9,380,120
------------------------------------------------------------------------------------------------------------------------------------

                 NEW JERSEY - 6.4% (4.0% OF TOTAL INVESTMENTS)
            30   New Jersey Health Care Facilities Financing Authority,           8/11 at 100.00               A             30,026
                    FHA-Insured Mortgage Revenue Bonds, Jersey City Medical
                    Center, Series 2001, 4.800%, 8/01/21 - AMBAC Insured
         1,830   New Jersey Higher Education Assistance Authority, Student        6/10 at 101.00             Aaa          1,885,175
                    Loan Revenue Bonds, Series 2000A, 6.000%, 6/01/13 - MBIA
                    Insured (Alternative Minimum Tax)
         4,130   New Jersey Transit Corporation, Certificates of                    No Opt. Call              A1          4,503,848
                    Participation, Federal Transit Administration Grants,
                    Series 2002A, 5.500%, 9/15/13 - AMBAC Insured

58 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 NEW JERSEY (continued)
$        4,000   New Jersey Transportation Trust Fund Authority,                    No Opt. Call             AA-   $      4,535,480
                    Transportation System Bonds, Series 1999A, 5.750%, 6/15/18
        20,000   New Jersey Transportation Trust Fund Authority,                    No Opt. Call             AA-          6,256,600
                    Transportation System Bonds, Series 2006C, 0.000%,
                    12/15/28 - AMBAC Insured
                 Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                 Settlement Asset-Backed Bonds, Series 2002:
         8,615      5.750%, 6/01/32 (Pre-refunded 6/01/12)                        6/12 at 100.00             AAA          9,311,006
         3,165      6.125%, 6/01/42 (Pre-refunded 6/01/12)                        6/12 at 100.00             AAA          3,617,690
         1,365   Tobacco Settlement Financing Corporation, New Jersey, Tobacco    6/13 at 100.00             AAA          1,641,481
                    Settlement Asset-Backed Bonds, Series 2003, 6.750%,
                    6/01/39 (Pre-refunded 6/01/13)
------------------------------------------------------------------------------------------------------------------------------------
        43,135   Total New Jersey                                                                                        31,781,306
------------------------------------------------------------------------------------------------------------------------------------

                 NEW MEXICO - 0.7% (0.4% OF TOTAL INVESTMENTS)
         3,730   University of New Mexico, FHA-Insured Mortgage Hospital          7/14 at 100.00             AAA          3,496,353
                    Revenue Bonds, Series 2004, 5.000%,7/01/32 - FSA Insured
------------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 12.5% (7.8% OF TOTAL INVESTMENTS)
         2,170   Dormitory Authority of the State of New York, Insured Revenue    7/09 at 100.00              A3          2,169,826
                    Bonds, Franciscan Health Partnership Obligated Group -
                    Frances Shervier Home and Hospital, Series 1997,
                    5.500%,7/01/17 - RAAI Insured
         7,500   Dormitory Authority of the State of New York, Secured            8/09 at 100.75             AA-          7,540,425
                    Hospital Revenue Refunding Bonds, Wyckoff Heights Medical
                    Center, Series 1998H, 5.300%, 8/15/21 - MBIA Insured
                 Nassau County, New York, General Obligation Improvement
                 Bonds, Series 1999B:
         4,005      5.250%, 6/01/19 (Pre-refunded 6/01/09) - AMBAC Insured        6/09 at 102.00          A+ (4)          4,099,077
         7,005      5.250%, 6/01/21 (Pre-refunded 6/01/09) - AMBAC Insured        6/09 at 102.00           A (4)          7,169,547
         6,000   New York City Industrial Development Agency, New York,           8/16 at 101.00              B-          4,516,980
                    American Airlines-JFK International Airport Special
                    Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31
                    (Alternative Minimum Tax)
         4,755   New York City Industrial Development Agency, New York,           3/19 at 100.00             AAA          5,397,258
                    Revenue Bonds, Yankee Stadium Project Pilot, Series 2009A,
                    7.000%, 3/01/49 - AGC Insured
         2,500   New York City Municipal Water Finance Authority, New York,      12/14 at 100.00             AAA          2,492,325
                    Water and Sewerage System Revenue Bonds, Series 2008,
                    Trust 1199, 8.606%, 6/15/36 - FSA Insured (IF)
         8,800   New York City Sales Tax Asset Receivable Corporation, New       10/14 at 100.00             AAA          8,959,544
                    York, Dedicated Revenue Bonds, Local Government Assistance
                    Corporation, Series 2004A, 5.000%, 10/15/32 - AMBAC
                    Insured (UB)
        10,000   New York City Transitional Finance Authority, New York,          8/09 at 101.00             AAA         10,251,500
                    Future Tax Secured Bonds, Fiscal Series 2000A, 5.750%,
                    8/15/24 (Pre-refunded 8/15/09)
        10,000   Port Authority of New York and New Jersey, Special Project       6/09 at 101.00             AA-          9,292,200
                    Bonds, JFK International Air Terminal LLC, Sixth Series
                    1997, 5.900%, 12/01/17 - MBIA Insured (Alternative Minimum
                    Tax)
------------------------------------------------------------------------------------------------------------------------------------
        62,735   Total New York                                                                                          61,888,682
------------------------------------------------------------------------------------------------------------------------------------

                 NORTH CAROLINA - 1.2% (0.7% OF TOTAL INVESTMENTS)
         3,830   Charlotte-Mecklenburg Hospital Authority, North Carolina,        1/15 at 100.00         AA- (4)          4,411,547
                    Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                    System, Series 2005A, 5.000%, 1/15/45 (Pre-refunded
                    1/15/15)
         1,500   The Charlotte-Mecklenberg Hospital Authority, North Carolina,    1/18 at 100.00             AA-          1,553,850
                    Doing Business as Carolinas HealthCare System, Health Care
                    Refunding Revenue Bonds, Series 2008A, 5.250%, 1/15/24 -
                    AGC Insured
------------------------------------------------------------------------------------------------------------------------------------
         5,330   Total North Carolina                                                                                     5,965,397
------------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 59

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)             VALUE
------------------------------------------------------------------------------------------------------------------------------------
                 OHIO - 5.1% (3.2% OF TOTAL INVESTMENTS)
$        2,300   Amherst Exempted Village School District, Ohio, Unlimited Tax   12/11 at 100.00          A1 (4)   $      2,531,955
                    General Obligation School Improvement Bonds, Series 2001,
                    5.125%, 12/01/21 (Pre-refunded 12/01/11) - FGIC Insured
                 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                 Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                 2007A-2:
           170      5.125%, 6/01/24                                               6/17 at 100.00             BBB            133,974
         1,800      5.875%, 6/01/30                                               6/17 at 100.00             BBB          1,220,904
         1,740      5.750%, 6/01/34                                               6/17 at 100.00             BBB          1,101,611
         3,930      5.875%, 6/01/47                                               6/17 at 100.00             BBB          2,207,756
         3,635   Franklin County, Ohio, FHA-Insured Multifamily Housing           7/09 at 100.00             Aa2          3,635,291
                    Mortgage Revenue Bonds, Hamilton Creek Apartments Project,
                    Series 1994A, 5.550%, 7/01/24 (Alternative Minimum Tax)
         3,650   Montgomery County, Ohio, Revenue Bonds, Catholic Health          5/14 at 100.00              AA          3,402,822
                    Initiatives, Series 2004A, 5.000%, 5/01/30
        11,900   Ohio Water Development Authority, Solid Waste Disposal           9/09 at 102.00             N/R         10,114,167
                    Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%,
                    9/01/20 (Alternative Minimum Tax)
         1,025   Warren County, Ohio, Limited Tax General Obligations, Series     6/09 at 100.00             Aa2          1,028,413
                    1997, 5.500%, 12/01/17
------------------------------------------------------------------------------------------------------------------------------------
        30,150   Total Ohio                                                                                              25,376,893
------------------------------------------------------------------------------------------------------------------------------------

                 OREGON - 0.5% (0.3% OF TOTAL INVESTMENTS)
         2,355   Portland, Oregon, Downtown Waterfront Urban Renewal and          6/10 at 101.00             Aa3          2,390,160
                    Redevelopment Revenue Bonds, Series 2000A, 5.500%,
                    6/15/20 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 5.9% (3.7% OF TOTAL INVESTMENTS)
         3,480   Allegheny County Hospital Development Authority,                11/10 at 102.00             AAA          3,987,523
                    Pennsylvania, Revenue Bonds, West Penn Allegheny Health
                    System, Series 2000B, 9.250%, 11/15/22 (Pre-refunded
                    11/15/10)
           520   Carbon County Industrial Development Authority, Pennsylvania,      No Opt. Call            BBB-            521,914
                    Resource Recovery Revenue Refunding Bonds, Panther Creek
                    Partners Project, Series 2000, 6.650%, 5/01/10
                    (Alternative Minimum Tax)
         1,250   Erie, Pennsylvania, Water Authority, Water Revenue Bonds,       12/18 at 100.00             AAA          1,210,013
                    Series 2008, 5.000%, 12/01/43 - FSA Insured
         1,500   Pennsylvania Housing Finance Agency, Single Family Mortgage     10/16 at 100.00             AA+          1,297,920
                    Revenue Bonds, Series 2006A, 4.650%, 10/01/31 (Alternative
                    Minimum Tax) (UB)
        18,900   Philadelphia Airport System, Pennsylvania, Revenue Bonds,        6/09 at 101.00             AA-         18,916,441
                    Series 1998A, 5.500%, 6/15/18 - FGIC Insured (Alternative
                    Minimum Tax)
         3,205   Philadelphia School District, Pennsylvania, General              8/12 at 100.00         Aa3 (4)          3,635,688
                    Obligation Bonds, Series 2002B, 5.625%,8/01/16
                    (Pre-refunded 8/01/12) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        28,855   Total Pennsylvania                                                                                      29,569,499
------------------------------------------------------------------------------------------------------------------------------------

                 PUERTO RICO - 3.4% (2.1% OF TOTAL INVESTMENTS)
         2,500   Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds,      7/18 at 100.00            BBB-          2,411,225
                    Senior Lien Series 2008A, 6.000%, 7/01/44
                 Puerto Rico Housing Finance Authority, Capital Fund Program
                 Revenue Bonds, Series 2003:
         4,300      4.500%, 12/01/23 (UB)                                        12/13 at 100.00             AA+          4,193,016
         8,200      4.500%, 12/01/23 (UB)                                        12/13 at 100.00             AAA          9,054,194
        12,845   Puerto Rico Infrastructure Financing Authority, Special Tax        No Opt. Call            BBB+          1,105,055
                    Revenue Bonds, Series 2005A, 0.000%, 7/01/42 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------------
        27,845   Total Puerto Rico                                                                                       16,763,490
------------------------------------------------------------------------------------------------------------------------------------

60 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)           VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 RHODE ISLAND - 3.5% (2.2% OF TOTAL INVESTMENTS)
$        2,015   Central Falls, Rhode Island, General Obligation School Bonds,    5/09 at 102.00            BBB+   $    2,037,830
                    Series 1999, 6.250%, 5/15/20 - RAAI Insured
         3,500   Providence Redevelopment Agency, Rhode Island, Revenue Bonds,    4/10 at 101.00        Baa2 (4)        3,701,320
                    Public Safety and Municipal Building Projects, Series
                    1999A, 5.750%, 4/01/29 (Pre-refunded 4/01/10) - AMBAC
                    Insured
                 Rhode Island Housing & Mortgage Finance Corporation,
                 Homeownership Opportunity 57-B Bond Program, Series 2008,
                 Trust 1177:
         1,500      9.259%, 10/01/27 (Alternative Minimum Tax) (IF)               4/17 at 100.00             AA+        1,403,595
         1,000      9.359%, 10/01/32 (Alternative Minimum Tax) (IF)               4/17 at 100.00             AA+          902,160
        12,500   Rhode Island Tobacco Settlement Financing Corporation,           6/12 at 100.00             BBB        9,209,750
                    Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                    6.125%, 6/01/32
----------------------------------------------------------------------------------------------------------------------------------
        20,515   Total Rhode Island                                                                                    17,254,655
----------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 0.3% (0.2% OF TOTAL INVESTMENTS)
         1,500   Greenville, South Carolina, Hospital Facilities Revenue          5/11 at 101.00             AA-        1,394,115
                    Bonds, Series 2001, 5.000%, 5/01/31 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------

                 TENNESSEE - 2.2% (1.4% OF TOTAL INVESTMENTS)
         6,400   Memphis-Shelby County Airport Authority, Tennessee, Airport      3/10 at 101.00               A        6,420,288
                    Revenue Bonds, Series 1999D, 6.000%, 3/01/24 - AMBAC
                    Insured (Alternative Minimum Tax)
         2,425   Memphis-Shelby County Airport Authority, Tennessee, Airport      3/11 at 100.00             AAA        2,446,170
                    Revenue Bonds, Series 2001B, 5.125%, 3/01/26 - FSA Insured
         2,310   Sullivan County Health Educational and Housing Facilities        9/16 at 100.00            BBB+        1,412,773
                    Board, Tennessee, Revenue Bonds, Wellmont Health System,
                    Series 2006C, 5.250%, 9/01/36
         1,500   Sumner County Health, Educational, and Housing Facilities       11/17 at 100.00             N/R          739,515
                    Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                    Health System Inc., Series 2007, 5.500%, 11/01/46
----------------------------------------------------------------------------------------------------------------------------------
        12,635   Total Tennessee                                                                                       11,018,746
----------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 7.6% (4.7% OF TOTAL INVESTMENTS)
         2,560   Brazos River Authority, Texas, Pollution Control Revenue         4/13 at 101.00            Caa2        1,054,541
                    Refunding Bonds, TXU Electric Company, Series 1999C,
                    7.700%, 3/01/32 (Alternative Minimum Tax)
         2,820   Central Texas Regional Mobility Authority, Travis and            1/15 at 100.00             AA-        2,071,826
                    Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                    5.000%, 1/01/45 - FGIC Insured
                 Coppell Independent School District, Dallas County, Texas,
                 Unlimited Tax School Building and Refunding Bonds, Series 1999:
         1,535      0.000%, 8/15/20                                                8/09 at 52.47             AAA          801,424
         2,100      0.000%, 8/15/21                                                8/09 at 49.48             AAA        1,025,367
         2,200      0.000%, 8/15/23                                                8/09 at 52.47             AAA          954,580
         2,100      0.000%, 8/15/24                                                8/09 at 41.50             AAA          858,963
         2,200      0.000%, 8/15/25                                                8/09 at 39.14             AAA          848,298
         2,095      0.000%, 8/15/26                                                8/09 at 36.91             AAA          761,637
           820   Dallas Area Rapid Transit, Texas, Senior Lien Sales Tax         12/11 at 100.00             AAA          900,762
                    Revenue Bonds, Series 2001, 5.000%,12/01/31 (Pre-refunded
                    12/01/11) - AMBAC Insured
         2,205   Harris County-Houston Sports Authority, Texas, Senior Lien         No Opt. Call             AA-        1,102,213
                    Revenue Refunding Bonds, Series2001A, 0.000%, 11/15/20 -
                    MBIA Insured
         3,130   Houston, Texas, Hotel Occupancy Tax and Special Revenue            No Opt. Call               A          855,460
                    Bonds, Convention and Entertainment Project, Series 2001B,
                    0.000%, 9/01/30 - AMBAC Insured
         2,500   Jefferson County, Texas, Certificates of Obligation, Series      8/10 at 100.00             AAA        2,668,375
                    2000, 6.000%, 8/01/25(Pre-refunded 8/01/10) - FSA Insured
        30,095   Leander Independent School District, Williamson and Travis        8/12 at 27.94             AAA        6,978,128
                    Counties, Texas, General Obligation Bonds, Series 2004,
                    0.000%, 8/15/34

                                                           Nuveen Investments 61

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)           VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 TEXAS (continued)
$        9,345   Leander Independent School District, Williamson and Travis        8/15 at 37.33             AA-   $    2,221,774
                    Counties, Texas, General Obligation Bonds, Series 2005,
                    0.000%, 8/15/33 - FGIC Insured
        33,160   Leander Independent School District, Williamson and Travis        8/14 at 26.50             AAA        6,156,486
                    Counties, Texas, General Obligation Bonds, Series 2006,
                    0.000%, 8/15/38
         1,000   San Antonio, Texas, Water System Revenue Bonds, Series 2005,     5/15 at 100.00              AA          963,960
                    4.750%, 5/15/37 - MBIA Insured
         3,295   Tarrant County, Texas, Cultural & Educational Facilities         2/17 at 100.00             AA-        2,464,001
                    Financing Corporation, Revenue Bonds, Series 2007,
                    Residuals 1761, 15.896%, 2/15/36 (IF)
         7,000   White Settlement Independent School District, Tarrant County,     8/15 at 34.92             AAA        1,532,790
                    Texas, General Obligation Bonds, Series 2005, 0.000%,
                    8/15/35
                 Wylie Independent School District, Taylor County, Texas,
                 General Obligation Bonds, Series 2005:
         3,000      0.000%, 8/15/20                                                8/15 at 78.46             AAA        1,788,270
         3,000      0.000%, 8/15/22                                                8/15 at 70.77             AAA        1,584,870
----------------------------------------------------------------------------------------------------------------------------------
       116,160   Total Texas                                                                                           37,593,725
----------------------------------------------------------------------------------------------------------------------------------

                 UTAH - 0.2% (0.1% OF TOTAL INVESTMENTS)
                 Utah Housing Finance Agency, Single Family Mortgage Bonds,
                 Series 1999C-2, Class II:
           225      5.700%, 7/01/19 (Alternative Minimum Tax)                     1/10 at 101.50             Aaa          230,821
            70      5.750%, 7/01/21 (Alternative Minimum Tax)                     1/10 at 101.50              AA           70,525
            30   Utah Housing Finance Agency, Single Family Mortgage Bonds,       7/09 at 101.00              AA           30,350
                    Series 1999D, 5.850%, 7/01/21(Alternative Minimum Tax)
            10   Utah Housing Finance Agency, Single Family Mortgage Bonds,       7/09 at 101.50             Aa3           10,343
                    Series 1999F, 6.300%, 7/01/21(Alternative Minimum Tax)
           585   Utah Housing Finance Agency, Single Family Mortgage Bonds,       7/10 at 100.00             AA-          591,254
                    Series 2000F-2, Class III, 6.000%,1/01/15 (Alternative
                    Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------
           920   Total Utah                                                                                               933,293
----------------------------------------------------------------------------------------------------------------------------------

                 VIRGINIA - 0.4% (0.3% OF TOTAL INVESTMENTS)
         3,000   Fairfax County Economic Development Authority, Virginia,        10/17 at 100.00             N/R        2,055,900
                    Residential Care Facilities Mortgage Revenue Bonds,
                    Goodwin House, Inc., Series 2007A, 5.125%, 10/01/42
----------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 11.8% (7.4% OF TOTAL INVESTMENTS)
         4,000   Energy Northwest, Washington, Electric Revenue Refunding         7/13 at 100.00              AA        4,332,680
                    Bonds, Nuclear Project 3, Series 2003A, 5.500%, 7/01/17 -
                    SYNCORA GTY Insured
                 Port of Seattle, Washington, Special Facility Revenue Bonds,
                 Terminal 18, Series 1999B:
         1,755      6.000%, 9/01/15 - MBIA Insured (Alternative Minimum Tax)      3/10 at 101.00             AA-        1,775,762
         2,590      6.000%, 9/01/16 - MBIA Insured (Alternative Minimum Tax)      3/10 at 101.00             AA-        2,618,386
                 Port of Seattle, Washington, Special Facility Revenue Bonds,
                 Terminal 18, Series 1999C:
           875      6.000%, 9/01/15 - MBIA Insured (Alternative Minimum Tax)      3/10 at 101.00             AA-          885,351
         1,260      6.000%, 9/01/16 - MBIA Insured (Alternative Minimum Tax)      3/10 at 101.00             AA-        1,273,810
         4,820   Seattle, Washington, Municipal Light and Power Revenue           3/11 at 100.00             AAA        5,034,394
                    Refunding and Improvement Bonds, Series 2001, 5.500%,
                    3/01/19 - FSA Insured
         6,650   Washington State Tobacco Settlement Authority, Tobacco           6/13 at 100.00             BBB        6,410,733
                    Settlement Asset-Backed Revenue Bonds, Series 2002,
                    6.500%, 6/01/26
        11,605   Washington, Certificates of Participation, Washington            7/09 at 100.00              AA       11,666,853
                    Convention and Trade Center, Series 1999, 5.250%, 7/01/16 -
                    MBIA Insured
         3,350   Washington, General Obligation Compound Interest Bonds,            No Opt. Call             AAA        2,425,434
                    Series 1999S-2, 0.000%, 1/01/18 - FSA Insured
                 Washington, General Obligation Compound Interest Bonds,
                 Series 1999S-3:
        17,650      0.000%, 1/01/20                                                 No Opt. Call             AA+       11,268,819
        18,470      0.000%, 1/01/21                                                 No Opt. Call             AA+       11,063,899
----------------------------------------------------------------------------------------------------------------------------------
        73,025   Total Washington                                                                                      58,756,121
----------------------------------------------------------------------------------------------------------------------------------

62 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)  DESCRIPTION (1)                                                    PROVISIONS (2)      RATINGS (3)          VALUE
----------------------------------------------------------------------------------------------------------------------------------
                WISCONSIN - 9.2% (5.7% OF TOTAL INVESTMENTS)
$        1,390  Badger Tobacco Asset Securitization Corporation, Wisconsin,       6/12 at 100.00              AAA  $    1,547,390
                   Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.000%,
                   6/01/17 (Pre-refunded 6/01/12)
         1,690  Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004,   11/14 at 100.00          Aa3 (4)       1,955,617
                   5.000%, 11/01/29 (Pre-refunded 11/01/14) - FSA Insured
           560  Green Bay, Wisconsin, Water System Revenue Bonds, Series 2004,   11/14 at 100.00              Aa3         563,209
                   5.000%, 11/01/29 - FSA Insured
         3,810  La Crosse, Wisconsin, Industrial Development Revenue Refunding   12/09 at 101.00               A2       3,897,287
                   Bonds, Dairyland Power Cooperative, Series 1997C, 5.550%,
                   2/01/15 - AMBAC Insured
         7,410  Wisconsin Health and Educational Facilities Authority, Revenue   11/16 at 100.00              Aa1       7,038,314
                   Bonds, Ascension Health, Series 2006A, 5.000%, 11/15/36
                Wisconsin Health and Educational Facilities Authority, Revenue
                Bonds, FH Healthcare Development Inc., Series 1999:
         8,375     6.250%, 11/15/20 (Pre-refunded 11/15/09)                      11/09 at 101.00          N/R (4)       8,717,454
         5,000     6.250%, 11/15/28 (Pre-refunded 11/15/09)                      11/09 at 101.00          N/R (4)       5,204,450
         4,380  Wisconsin Health and Educational Facilities Authority, Revenue    5/09 at 101.00                A       4,093,110
                   Bonds, Kenosha Hospital and Medical Center Inc., Series
                   1999, 5.625%, 5/15/29
        12,700  Wisconsin Health and Educational Facilities Authority, Revenue    8/09 at 101.00               A2      11,258,931
                   Bonds, Mercy Health System Corporation, Series 1999,
                   5.500%, 8/15/25 - AMBAC Insured
         2,200  Wisconsin Health and Educational Facilities Authority, Revenue    8/13 at 100.00             BBB+       1,347,148
                   Bonds, Wheaton Franciscan Services Inc., Series 2003A,
                   5.125%, 8/15/33
----------------------------------------------------------------------------------------------------------------------------------
        47,515  Total Wisconsin                                                                                        45,622,910
----------------------------------------------------------------------------------------------------------------------------------
$    1,122,270  Total Municipal Bonds (cost $844,656,580)                                                             792,449,358
==============--------------------------------------------------------------------------------------------------------------------

        SHARES  DESCRIPTION (1)                                                                                             VALUE
----------------------------------------------------------------------------------------------------------------------------------

                INVESTMENT COMPANIES - 0.1% (0.1% OF TOTAL INVESTMENTS)
         9,219  BlackRock MuniHoldings Fund Inc.                                                                   $      110,351
        32,332  Morgan Stanley Quality Municipal Income Trust                                                             346,276
----------------------------------------------------------------------------------------------------------------------------------
                Total Investment Companies (cost $534,262)                                                                456,627
                ------------------------------------------------------------------------------------------------------------------
                Total Long-Term Investments (cost $845,190,842) - 160.0%                                              792,905,985
                ------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 63

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)  DESCRIPTION (1)                                                    PROVISIONS (2)     RATINGS (3)           VALUE
----------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS - 0.8% (0.5% OF TOTAL INVESTMENTS)
                TENNESSEE - 0.8% (0.5% OF TOTAL INVESTMENTS)
$        3,990  Montgomery County Public Building Authority, Tennessee,           5/09 at 100.00          VMIG-1   $    3,990,000
                   Tennessee County Loan Pool Program Revenue Bonds, Variable
                   Rate Demand Obligations, Series 1997, 0.500%, 11/01/27 (5)
==============--------------------------------------------------------------------------------------------------------------------
                Total Short-Term Investments (cost $3,990,000)                                                          3,990,000
                ------------------------------------------------------------------------------------------------------------------
                Total Investments (cost $849,180,842) - 160.8%                                                        796,895,985
                ------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (10.0)%                                                                   (49,300,000)
                ------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.0%                                                                   14,673,145
                ------------------------------------------------------------------------------------------------------------------
                Auction Rate Preferred Shares, at Liquidation Value - (53.8)% (6)                                    (266,800,000)
                ------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                      $  495,469,130
                ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(6) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 33.5%

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.
                                 See accompanying notes to financial statements.

64 Nuveen Investments

NXZ | Nuveen Dividend Advantage Municipal Fund 2
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 ALABAMA - 5.2% (3.4% OF TOTAL INVESTMENTS)
$       18,500   Huntsville Healthcare Authority, Alabama, Revenue Bonds,         6/11 at 101.00          A2 (4)   $    20,397,545
                    Series 2001A, 5.750%, 6/01/31(Pre-refunded 6/01/11)
-----------------------------------------------------------------------------------------------------------------------------------

                 ALASKA - 0.3% (0.2% OF TOTAL INVESTMENTS)
         2,200   Northern Tobacco Securitization Corporation, Alaska, Tobacco     6/14 at 100.00            Baa3         1,152,052
                    Settlement Asset-Backed Bonds, Series 2006A, 5.000%, 6/01/46
-----------------------------------------------------------------------------------------------------------------------------------

                 ARIZONA - 0.7% (0.5% OF TOTAL INVESTMENTS)
         3,120   Phoenix, Arizona, Civic Improvement Corporation, Senior Lien     7/12 at 100.00             AA-         2,771,839
                    Airport Revenue Bonds, Series 2002B, 5.250%, 7/01/32 - FGIC
                    Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------

                 ARKANSAS - 0.3% (0.2% OF TOTAL INVESTMENTS)
         1,105   Arkansas Development Finance Authority, Single Family Mortgage   1/12 at 100.00             AAA         1,076,988
                    Revenue Bonds, GNMA Mortgage-Backed Securities Program,
                    Series 2002C, 5.400%, 1/01/34 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------

                 CALIFORNIA - 11.9% (7.8% OF TOTAL INVESTMENTS)
         9,000   California County Tobacco Securitization Agency, Tobacco        12/18 at 100.00            Baa3         4,436,910
                    Settlement Asset-Backed Bonds, Los Angeles County
                    Securitization Corporation, Series 2006A, 0.000%, 6/01/36
         6,000   California Educational Facilities Authority, Revenue Bonds,      6/11 at 101.00             AAA         6,152,400
                    Stanford University, Series 2001Q, 5.250%, 12/01/32
         4,080   California Health Facilities Financing Authority, Revenue        4/16 at 100.00             AAA         4,098,768
                    Bonds, Kaiser Permanante System, Series 2006, 5.000%,
                    4/01/37 - BHAC Insured
                 Golden State Tobacco Securitization Corporation, California,
                 Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                 2007A-1:
         1,000      5.000%, 6/01/33                                               6/17 at 100.00             BBB           639,270
         1,000      5.125%, 6/01/47                                               6/17 at 100.00             BBB           515,710
         5,000   Golden State Tobacco Securitization Corporation, California,     6/13 at 100.00             AAA         5,852,450
                    Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                    6.750%, 6/01/39 (Pre-refunded 6/01/13)
        20,000   Golden State Tobacco Securitization Corporation, California,     6/15 at 100.00               A        15,705,800
                    Tobacco Settlement Asset-Backed Revenue Bonds, Series
                    2005A, 5.000%, 6/01/45 - FGIC Insured
         6,000   Los Angeles Regional Airports Improvement Corporation,          12/12 at 102.00              B-         4,549,020
                    California, Sublease Revenue Bonds, Los Angeles
                    International Airport, American Airlines Inc. Terminal 4
                    Project, Series 2002C, 7.500%, 12/01/24 (Alternative
                    Minimum Tax)
         5,000   San Jose, California, Airport Revenue Bonds, Series 2007A,       3/17 at 100.00               A         4,789,700
                    6.000%, 3/01/47 - AMBAC Insured(Alternative Minimum Tax)
            95   Yuba County Water Agency, California, Yuba River Development     9/09 at 100.00            Baa3            92,178
                    Revenue Bonds, Pacific Gas and Electric Company, Series
                    1966A, 4.000%, 3/01/16
-----------------------------------------------------------------------------------------------------------------------------------
        57,175   Total California                                                                                       46,832,206
-----------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 8.4% (5.5% OF TOTAL INVESTMENTS)
         2,495   Colorado Educational and Cultural Facilities Authority,          8/11 at 100.00             AAA         2,806,102
                    Charter School Revenue Bonds, Peak-to-Peak Charter School,
                    Series 2001, 7.500%, 8/15/21 (Pre-refunded 8/15/11)
         3,300   Denver City and County, Colorado, Airport Revenue Bonds,        11/16 at 100.00             AA-         3,376,923
                    Series 2006, 5.000%, 11/15/24 - FGIC Insured

                                                           Nuveen Investments 65

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 COLORADO (continued)
                 Denver, Colorado, Airport Revenue Bonds, Trust 2365:
$        1,340      12.496%, 11/15/23 - FGIC Insured (IF)                        11/16 at 100.00              A+   $     1,437,632
         1,085      12.488%, 11/15/25 - FGIC Insured (IF)                        11/16 at 100.00              A+         1,150,295
        10,000   E-470 Public Highway Authority, Colorado, Senior Revenue          9/10 at 31.42             Aaa         3,088,800
                    Bonds, Series 2000B, 0.000%, 9/01/28(Pre-refunded
                    9/01/10) - MBIA Insured
         1,280   Eagle County Air Terminal Corporation, Colorado, Airport         5/11 at 101.00             N/R           911,859
                    Terminal Revenue Bonds, Series 2001, 7.125%, 5/01/31
                    (Alternative Minimum Tax)
           755   Jefferson County School District R1, Colorado, General          12/14 at 100.00             AAA           788,024
                    Obligation Bonds, Series 2004, 5.000%,12/15/22 - FSA
                    Insured (UB)
         5,000   Northwest Parkway Public Highway Authority, Colorado, Revenue    6/11 at 102.00             AAA         5,481,250
                    Bonds, Senior Series 2001A, 5.250%, 6/15/41 (Pre-refunded
                    6/15/11) - FSA Insured
                 Northwest Parkway Public Highway Authority, Colorado, Senior
                 Lien Revenue Bonds, Series 2001B:
        22,000      0.000%, 6/15/28 (Pre-refunded 6/15/11) - FSA Insured           6/11 at 35.65             AAA         7,560,960
        17,650      0.000%, 6/15/29 (Pre-refunded 6/15/11) - AMBAC Insured         6/11 at 33.45           A (4)         5,692,302
         1,000   Plaza Metropolitan District 1, Lakewood, Colorado, Tax           6/14 at 101.00             N/R           853,400
                    Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25
-----------------------------------------------------------------------------------------------------------------------------------
        65,905   Total Colorado                                                                                         33,147,547
-----------------------------------------------------------------------------------------------------------------------------------

                 DISTRICT OF COLUMBIA - 1.3% (0.8% OF TOTAL INVESTMENTS)
           895   District of Columbia Tobacco Settlement Corporation, Tobacco     5/11 at 101.00             BBB           844,236
                    Settlement Asset-Backed Bonds, Series 2001, 6.250%, 5/15/24
         5,000   Washington Convention Center Authority, District of Columbia,   10/16 at 100.00               A         4,138,900
                    Senior Lien Dedicated Tax Revenue Bonds, Series 2007A,
                    4.500%, 10/01/30 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         5,895   Total District of Columbia                                                                              4,983,136
-----------------------------------------------------------------------------------------------------------------------------------

                 FLORIDA - 4.5% (3.0% OF TOTAL INVESTMENTS)
        15,000   Jacksonville, Florida, Transportation Revenue Bonds, Series     10/11 at 100.00             AA-        15,033,000
                    2001, 5.250%, 10/01/29 - MBIA Insured
         3,000   Miami-Dade County, Florida, Aviation Revenue Bonds, Miami       10/12 at 100.00             AA-         2,709,870
                    International Airport, Series 2002, 5.375%, 10/01/32 - FGIC
                    Insured (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        18,000   Total Florida                                                                                          17,742,870
-----------------------------------------------------------------------------------------------------------------------------------

                 HAWAII - 2.7% (1.8% OF TOTAL INVESTMENTS)
                 Honolulu Board of Water Supply, Hawaii, Water System Revenue
                 Bonds, Series 2001:
         3,000      5.250%, 7/01/26 (Pre-refunded 7/01/11) - FSA Insured          7/11 at 100.00             AAA         3,269,190
         6,725      5.250%, 7/01/31 (Pre-refunded 7/01/11) - FSA Insured          7/11 at 100.00             AAA         7,328,434
-----------------------------------------------------------------------------------------------------------------------------------
         9,725   Total Hawaii                                                                                           10,597,624
-----------------------------------------------------------------------------------------------------------------------------------

                 ILLINOIS - 13.6% (9.0% OF TOTAL INVESTMENTS)
         3,560   Chicago, Illinois, FHA/GNMA Collateralized Multifamily Housing  12/11 at 100.00             AAA         3,578,690
                    Revenue Bonds, Stone Terrace Apartments, Series 2001A,
                    5.750%, 12/20/42 (Alternative Minimum Tax)
           815   Chicago, Illinois, FNMA/GNMA Collateralized Single Family        4/11 at 105.00             Aaa           843,574
                    Mortgage Revenue Bonds, Series 2001A, 6.250%, 10/01/32
                    (Alternative Minimum Tax)
         5,000   Chicago, Illinois, General Obligation Bonds, City Colleges,        No Opt. Call             AA-         1,298,650
                    Series 1999, 0.000%, 1/01/34 - FGIC Insured
         3,985   Chicago, Illinois, General Obligation Bonds, Series 2001A,       1/11 at 101.00             AA-         3,996,477
                    5.250%, 1/01/33 - MBIA Insured
         5,285   Chicago, Illinois, General Obligation Bonds, Series 2001A,       1/11 at 101.00          AA (4)         5,710,178
                    5.250%, 1/01/33 (Pre-refunded1/01/11) - MBIA Insured
         3,180   Illinois Development Finance Authority, Revenue Bonds, Chicago  12/12 at 100.00         BBB (4)         3,680,659
                    Charter School Foundation, Series 2002A, 6.250%, 12/01/32
                    (Pre-refunded 12/01/12)

66 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 ILLINOIS (continued)
$          910   Illinois Development Finance Authority, Revenue Bonds,           9/11 at 100.00               A   $       914,668
                    Illinois Wesleyan University, Series 2001, 5.500%, 9/01/32
                    - AMBAC Insured
         4,090   Illinois Development Finance Authority, Revenue Bonds,           9/11 at 100.00           A (4)         4,464,194
                    Illinois Wesleyan University, Series 2001, 5.500%, 9/01/32
                    (Pre-refunded 9/01/11) - AMBAC Insured
         3,100   Illinois Development Finance Authority, Revenue Bonds,           5/11 at 101.00             AAA         3,413,565
                    Midwestern University, Series 2001B, 6.000%, 5/15/31
                    (Pre-refunded 5/15/11)
         9,450   Illinois Finance Authority, Revenue Bonds, Palos Community       5/17 at 100.00             AA-         7,365,519
                    Hospital, Series 2007A, 5.000%,5/15/32 - MBIA Insured
         5,000   Illinois Health Facilities Authority, Revenue Bonds, Edward      2/11 at 101.00             AAA         5,370,950
                    Hospital Obligated Group, Series 2001B, 5.250%, 2/15/34
                    (Pre-refunded 2/15/11) - FSA Insured
         2,500   Illinois Housing Development Authority, Homeowner Mortgage       2/16 at 100.00              AA         2,361,600
                    Revenue Bonds, Series 2006C2, 5.050%, 8/01/27 (Alternative
                    Minimum Tax)
         2,275   Illinois, Sales Tax Revenue Bonds, Series 2001, 5.500%, 6/15/16  6/11 at 100.00             AAA         2,440,438
         2,500   Kane & DeKalb Counties, Illinois, Community United School          No Opt. Call              A3         1,189,425
                    District 301, General Obligation Bonds, Series 2006,
                    0.000%, 12/01/23 - MBIA Insured
         4,980   Metropolitan Pier and Exposition Authority, Illinois, Revenue    6/09 at 100.00               A         4,981,444
                    Refunding Bonds, McCormick Place Expansion Project, Series
                    1996A, 5.250%, 6/15/27 - AMBAC Insured
           960   Montgomery, Illinois, Lakewood Creek Project Special             3/16 at 100.00            BBB+           664,886
                    Assessment Bonds, Series 2007, 4.700%,3/01/30 - RAAI Insured
         3,360   Northfield Township High School District 225, Cook County,       12/16 at 69.01             AAA         1,511,160
                    Illinois, Glenbrook, General Obligation School Bonds,
                    Series 2007B, 0.000%, 12/01/24
-----------------------------------------------------------------------------------------------------------------------------------
        60,950   Total Illinois                                                                                         53,786,077
-----------------------------------------------------------------------------------------------------------------------------------

                 INDIANA - 3.4% (2.3% OF TOTAL INVESTMENTS)
         2,000   Indiana Health Facility Financing Authority, Hospital Revenue    9/11 at 100.00             BBB         1,338,240
                    Bonds, Methodist Hospitals Inc., Series 2001, 5.500%,
                    9/15/31
         2,500   Indiana Health Facility Financing Authority, Hospital Revenue      No Opt. Call             AAA         2,855,700
                    Refunding Bonds, Columbus Regional Hospital, Series 1993,
                    7.000%, 8/15/15 - FSA Insured
         4,000   Indiana Transportation Finance Authority, Highway Revenue        6/13 at 100.00             AAA         4,144,400
                    Bonds, Series 2003A, 5.000%,6/01/23 - FSA Insured
         6,100   St. Joseph County Hospital Authority, Indiana, Revenue Bonds,    8/09 at 102.00            BBB-         5,181,828
                    Madison Center Inc., Series 1999, 5.800%, 2/15/24
-----------------------------------------------------------------------------------------------------------------------------------
        14,600   Total Indiana                                                                                          13,520,168
-----------------------------------------------------------------------------------------------------------------------------------

                 IOWA - 1.4% (0.9% OF TOTAL INVESTMENTS)
         1,000   Iowa Higher Education Loan Authority, Private College Facility  10/12 at 100.00         N/R (4)         1,136,950
                    Revenue Bonds, Wartburg College, Series 2002, 5.500%,
                    10/01/28 (Pre-refunded 10/01/12) - ACA Insured
         6,340   Iowa Tobacco Settlement Authority, Tobacco Asset-Backed          6/17 at 100.00             BBB         4,366,295
                    Revenue Bonds, Series 2005B, 5.600%, 6/01/34
-----------------------------------------------------------------------------------------------------------------------------------
         7,340   Total Iowa                                                                                              5,503,245
-----------------------------------------------------------------------------------------------------------------------------------
                 KANSAS - 4.2% (2.8% OF TOTAL INVESTMENTS)
        17,000   Wichita, Kansas, Hospital Facilities Revenue Refunding and      11/11 at 101.00              A+        16,690,770
                    Improvement Bonds, Via Christi Health System Inc., Series
                    2001-III, 5.625%, 11/15/31
-----------------------------------------------------------------------------------------------------------------------------------

                 KENTUCKY - 0.3% (0.2% OF TOTAL INVESTMENTS)
         1,000   Kentucky Economic Development Finance Authority, Louisville      6/18 at 100.00             AAA         1,033,880
                    Arena Project Revenue Bonds, Louisville Arena Authority,
                    Inc., Series 2008A-1, 6.000%, 12/01/38 - AGC Insured
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 67

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 LOUISIANA - 4.2% (2.8% OF TOTAL INVESTMENTS)
$        3,960   Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series    5/16 at 100.00              AA   $     3,543,170
                    2006A, 4.500%, 5/01/41 - FGIC Insured (UB)
        18,825   Tobacco Settlement Financing Corporation, Louisiana, Tobacco     5/11 at 101.00             BBB        13,244,329
                    Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39
-----------------------------------------------------------------------------------------------------------------------------------
        22,785   Total Louisiana                                                                                        16,787,499
-----------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 3.3% (2.2% OF TOTAL INVESTMENTS)
        15,585   Massachusetts Turnpike Authority, Metropolitan Highway System    7/09 at 100.00             AA-        12,928,069
                    Revenue Bonds, Senior Series 1997A, 5.000%, 1/01/37 - MBIA
                    Insured
-----------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 12.4% (8.2% OF TOTAL INVESTMENTS)
                 Detroit, Michigan, Senior Lien Water Supply System Revenue
                 Bonds, Series 2001A:
        20,000      5.500%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured         7/11 at 101.00           A (4)        22,010,200
        15,390      5.250%, 7/01/33 (Pre-refunded 7/01/11) - FGIC Insured         7/11 at 100.00          A+ (4)        16,543,327
         4,000   Michigan Municipal Bond Authority, Public School Academy        10/09 at 102.00             Ba1         3,361,760
                    Revenue Bonds, Detroit Academy of Arts and Sciences Charter
                    School, Series 2001A, 8.000%, 10/01/31
         2,000   Michigan State Hospital Finance Authority, Hospital Revenue      8/09 at 100.00              BB         1,533,160
                    Bonds, Detroit Medical Center Obligated Group, Series
                    1998A, 5.125%, 8/15/18
                 Michigan State Hospital Finance Authority, Revenue Refunding
                 Bonds, Detroit Medical Center Obligated Group, Series 1993A:
         2,000      6.250%, 8/15/13                                               8/09 at 100.00              BB         1,928,140
         4,000      6.500%, 8/15/18                                               8/09 at 100.00              BB         3,413,360
-----------------------------------------------------------------------------------------------------------------------------------
        47,390   Total Michigan                                                                                         48,789,947
-----------------------------------------------------------------------------------------------------------------------------------

                 MINNESOTA - 5.2% (3.4% OF TOTAL INVESTMENTS)
         5,000   City of Minneapolis, Minnesota, Health Care System Revenue      11/18 at 100.00             AAA         5,436,850
                    Bonds, Fairview Health Services,
                 Series 2008B, 6.500%, 11/15/38 - AGC Insured
        14,000   Minneapolis-St. Paul Metropolitan Airports Commission,           1/11 at 100.00             AAA        14,995,820
                    Minnesota, Airport Revenue Bonds, Series 2001A, 5.250%,
                    1/01/32 (Pre-refunded 1/01/11) - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
        19,000   Total Minnesota                                                                                        20,432,670
-----------------------------------------------------------------------------------------------------------------------------------

                 MONTANA - 0.6% (0.4% OF TOTAL INVESTMENTS)
         2,400   Montana Board of Housing, Single Family Program Bonds, Series   12/10 at 100.00             AA+         2,400,576
                    2001A-2, 5.700%, 6/01/32(Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------

                 NEVADA - 2.0% (1.3% OF TOTAL INVESTMENTS)
        12,275   Director of Nevada State Department of Business and Industry,    1/10 at 100.00               A         3,692,811
                    Revenue Bonds, Las Vegas Monorail Project, First Tier,
                    Series 2000, 5.375%, 1/01/40 - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------
         3,500   Director of Nevada State Department of Business and Industry,    1/10 at 102.00             N/R           245,000
                    Revenue Bonds, Las Vegas Monorail Project, Second Tier,
                    Series 2000, 7.375%, 1/01/40 (6)
         2,000   Henderson, Nevada, Healthcare Facility Revenue Refunding         7/17 at 100.00             AAA         2,164,520
                    Bonds, Catholic Healthcare West, Series 2007B, Trust 2633,
                    16.277%, 7/01/31 - BHAC Insured (IF)
         1,750   Reno, Nevada, Health Facility Revenue Bonds, Catholic            7/17 at 100.00             AAA         1,659,350
                    Healthcare West, Trust 2634, 16.017%,7/01/31 - BHAC Insured
                    (IF)
-----------------------------------------------------------------------------------------------------------------------------------
        19,525   Total Nevada                                                                                            7,761,681
-----------------------------------------------------------------------------------------------------------------------------------

                 NEW HAMPSHIRE - 2.3% (1.5% OF TOTAL INVESTMENTS)
         8,000   New Hampshire Business Finance Authority, Pollution Control     10/09 at 101.50            Baa1         7,748,480
                    Remarketed Revenue Refunding Bonds, Connecticut Light and
                    Power Company, Series 1992A, 5.850%, 12/01/22
         1,160   New Hampshire Housing Finance Authority, Single Family           5/11 at 100.00             Aa2         1,161,508
                    Mortgage Acquisition Bonds, Series 2001A, 5.700%, 1/01/31
                    (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
         9,160   Total New Hampshire                                                                                     8,909,988
-----------------------------------------------------------------------------------------------------------------------------------

68 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)           VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 NEW JERSEY - 2.5% (1.7% OF TOTAL INVESTMENTS)
$        3,995   New Jersey Economic Development Authority, Special Facilities   11/10 at 101.00               B   $    2,803,571
                    Revenue Bonds, Continental Airlines Inc., Series 2000,
                    7.000%, 11/15/30 (Alternative Minimum Tax)
           385   Tobacco Settlement Financing Corporation, New Jersey, Tobacco    6/12 at 100.00             AAA          416,104
                    Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32
                    (Pre-refunded 6/01/12)
                 Tobacco Settlement Financing Corporation, New Jersey, Tobacco
                 Settlement Asset-Backed Bonds, Series 2003:
         2,200      6.375%, 6/01/32 (Pre-refunded 6/01/13)                        6/13 at 100.00             AAA        2,541,264
           425      6.750%, 6/01/39 (Pre-refunded 6/01/13)                        6/13 at 100.00             AAA          511,084
         3,085      6.250%, 6/01/43 (Pre-refunded 6/01/13)                        6/13 at 100.00             AAA        3,649,092
----------------------------------------------------------------------------------------------------------------------------------
        10,090   Total New Jersey                                                                                       9,921,115
----------------------------------------------------------------------------------------------------------------------------------

                 NEW MEXICO - 6.3% (4.2% OF TOTAL INVESTMENTS)
                 New Mexico Hospital Equipment Loan Council, Hospital Revenue
                 Bonds, Presbyterian Healthcare Services, Series 2001A:
        12,000      5.500%, 8/01/25 (Pre-refunded 8/01/11)                        8/11 at 101.00         AA- (4)       13,137,960
        10,800      5.500%, 8/01/30 (Pre-refunded 8/01/11)                        8/11 at 101.00         AA- (4)       11,824,164
----------------------------------------------------------------------------------------------------------------------------------
        22,800   Total New Mexico                                                                                      24,962,124
----------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 10.1% (6.6% OF TOTAL INVESTMENTS)
         1,300   Dormitory Authority of the State of New York, Revenue Bonds,     7/10 at 101.00              A3        1,333,020
                    Mount Sinai NYU Health Obligated Group, Series 2000A,
                    6.625%, 7/01/19
         3,600   Dormitory Authority of the State of New York, Revenue Bonds,     7/10 at 101.00          A3 (4)        3,856,500
                    Mount Sinai NYU Health Obligated Group, Series 2000A,
                    6.625%, 7/01/19 (Pre-refunded 7/01/10)
         6,000   Long Island Power Authority, New York, Electric System General   5/11 at 100.00             AAA        6,529,080
                    Revenue Bonds, Series 2001L, 5.375%, 5/01/33 (Pre-refunded
                    5/01/11)
        12,800   Metropolitan Transportation Authority, New York,                11/16 at 100.00             AAA       11,803,904
                    Transportation Revenue Bonds, Series 2009, 4.500%,
                    11/15/32 - FSA Insured (UB)
         5,000   New York City Industrial Development Agency, New York, Special   8/12 at 101.00              B-        4,117,450
                    Facilities Revenue Bonds, JFK Airport - American Airlines
                    Inc., Series 2002B, 8.500%, 8/01/28 (Alternative Minimum
                    Tax)
        12,000   New York City Municipal Water Finance Authority, New York,       6/11 at 101.00             AAA       12,097,440
                    Water and Sewerage System Revenue Bonds, Series 2001C,
                    5.125%, 6/15/33 (UB)
----------------------------------------------------------------------------------------------------------------------------------
        40,700   Total New York                                                                                        39,737,394
----------------------------------------------------------------------------------------------------------------------------------

                 NORTH CAROLINA - 1.8% (1.2% OF TOTAL INVESTMENTS)
         2,950   North Carolina Capital Facilities Financing Agency, Revenue      4/13 at 100.00             N/R        2,407,259
                    Bonds, Johnson and Wales University, Series 2003A, 5.000%,
                    4/01/33 - SYNCORA GTY Insured
         4,500   North Carolina Eastern Municipal Power Agency, Power System      7/09 at 102.00            BBB+        4,590,360
                    Revenue Refunding Bonds, Series 1999B, 5.600%, 1/01/15
----------------------------------------------------------------------------------------------------------------------------------
         7,450   Total North Carolina                                                                                   6,997,619
----------------------------------------------------------------------------------------------------------------------------------

                 NORTH DAKOTA - 0.4% (0.3% OF TOTAL INVESTMENTS)
         1,850   North Dakota Housing Finance Agency, Home Mortgage Finance       7/10 at 100.00             Aa1        1,757,056
                    Program Refunding Bonds, Series 2001A, 5.550%, 1/01/32
                    (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------------

                 OHIO - 1.8% (1.2% OF TOTAL INVESTMENTS)
                 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                 Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                 2007A-2:
        10,000      5.750%, 6/01/34                                               6/17 at 100.00             BBB        6,331,100
         1,000      5.875%, 6/01/47                                               6/17 at 100.00             BBB          561,770
----------------------------------------------------------------------------------------------------------------------------------
        11,000   Total Ohio                                                                                             6,892,870
----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 69

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 OKLAHOMA - 0.7% (0.4% OF TOTAL INVESTMENTS)
$        2,655   Oklahoma Development Finance Authority, Revenue Refunding        8/09 at 101.00             AAA   $     2,713,755
                    Bonds, Hillcrest Healthcare System, Series 1999A, 5.125%,
                    8/15/10 (Pre-refunded 8/15/09)
-----------------------------------------------------------------------------------------------------------------------------------

                 OREGON - 3.4% (2.2% OF TOTAL INVESTMENTS)
         8,000   Clackamas County Hospital Facility Authority, Oregon, Revenue    5/11 at 101.00              A+         8,168,320
                    Refunding Bonds, Legacy Health System, Series 2001,
                    5.250%, 5/01/21
         5,000   Oregon Department of Administrative Services, Certificates of    5/11 at 101.00             AA-         5,044,350
                    Participation, Series 2001D, 5.000%, 5/01/26 - AMBAC
                    Insured
-----------------------------------------------------------------------------------------------------------------------------------
        13,000   Total Oregon                                                                                           13,212,670
-----------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 3.7% (2.4% OF TOTAL INVESTMENTS)
         5,000   Allegheny County Hospital Development Authority,                11/10 at 102.00             AAA         5,729,200
                    Pennsylvania, Revenue Bonds, West Penn Allegheny Health
                    System, Series 2000B, 9.250%, 11/15/30 (Pre-refunded
                    11/15/10)
           585   Carbon County Industrial Development Authority, Pennsylvania,      No Opt. Call            BBB-           587,153
                    Resource Recovery Revenue Refunding Bonds, Panther Creek
                    Partners Project, Series 2000, 6.650%, 5/01/10
                    (Alternative Minimum Tax)
         8,000   Pennsylvania Higher Educational Facilities Authority, Revenue    1/11 at 101.00             AA-         8,140,800
                    Bonds, UPMC Health System, Series 2001A, 6.000%, 1/15/31
-----------------------------------------------------------------------------------------------------------------------------------
        13,585   Total Pennsylvania                                                                                     14,457,153
-----------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 26.7% (17.6% OF TOTAL INVESTMENTS)
         7,500   Austin, Texas, Electric Utility System Revenue Refunding        11/10 at 100.00             AAA         7,521,900
                    Bonds, Series 2001, 5.000%,11/15/30 - FSA Insured
        10,000   Central Texas Regional Mobility Authority, Travis and            1/15 at 100.00             AA-         7,346,900
                    Williamson Counties, Toll Road Revenue Bonds, Series 2005,
                    5.000%, 1/01/45 - FGIC Insured
                 Dallas-Fort Worth International Airport Public Facility
                 Corporation, Texas, Airport Hotel Revenue Bonds, Series 2001:
        15,000      5.250%, 1/15/26 - FSA Insured                                 7/09 at 100.00             AAA        14,736,900
         1,750      5.200%, 1/15/31 - FSA Insured                                 7/09 at 100.00             AAA         1,637,528
         6,000   Decatur Hospital Authority, Texas, Revenue Bonds, Wise           9/14 at 100.00             N/R         4,608,120
                    Regional Health System, Series 2004A, 7.125%, 9/01/34
        10,000   Gulf Coast Industrial Development Authority, Texas, Solid        4/12 at 100.00            Baa3         9,361,900
                    Waste Disposal Revenue Bonds, Citgo Petroleum Corporation
                    Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum
                    Tax)
        30,980   Harris County-Houston Sports Authority, Texas, Junior Lien      11/11 at 100.00             AA-        24,386,836
                    Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 -
                    MBIA Insured
        40,000   Harris County-Houston Sports Authority, Texas, Senior Lien       11/30 at 54.04             AA-         3,494,400
                    Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/40 -
                    MBIA Insured
         3,965   Harris County-Houston Sports Authority, Texas, Third Lien        11/24 at 52.47             AA-           508,472
                    Revenue Bonds, Series 2004-A3., 0.000%, 11/15/35 - MBIA
                    Insured
                 Hays Consolidated Independent School District, Hays County,
                 Texas, General Obligation School Building Bonds, Series 2001:
        10,715      0.000%, 8/15/25 (Pre-refunded 8/15/11)                         8/11 at 43.18             AAA         4,464,083
        12,940      0.000%, 8/15/26 (Pre-refunded 8/15/11)                         8/11 at 40.60             AAA         5,069,763
                 Houston, Texas, Hotel Occupancy Tax and Special Revenue
                 Bonds, Convention and Entertainment Project, Series 2001B:
         5,000      0.000%, 9/01/30 - AMBAC Insured                                 No Opt. Call               A         1,366,550
         5,540      0.000%, 9/01/31 - AMBAC Insured                                 No Opt. Call               A         1,417,409
         5,000   Metro Health Facilities Development Corporation, Texas,          1/11 at 100.00             Ba3         3,960,050
                    Hospital Revenue Bonds, Wilson N. Jones Memorial Hospital,
                    Series 2001, 7.250%, 1/01/31
         3,295   Tarrant County, Texas, Cultural & Educational Facilities         2/17 at 100.00             AA-         2,464,001
                    Financing Corporation, Revenue Bonds, Series 2007,
                    Residuals 1760-3, 15.896%, 2/15/36 (IF)

70 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 TEXAS (continued)
$       10,500   Texas, General Obligation Bonds, Water Financial Assistance      8/11 at 100.00             Aa1   $    10,747,800
                    Program, Series 2001, 5.250%, 8/01/35
         2,000   Tom Green County Health Facilities Development Corporation,      5/11 at 101.00            Baa3         1,917,400
                    Texas, Hospital Revenue Bonds, Shannon Health System
                    Project, Series 2001, 6.750%, 5/15/21
-----------------------------------------------------------------------------------------------------------------------------------
       180,185   Total Texas                                                                                           105,010,012
-----------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 4.5% (3.0% OF TOTAL INVESTMENTS)
         7,250   Seattle, Washington, Municipal Light and Power Revenue           3/11 at 100.00             AAA         7,276,535
                    Refunding and Improvement Bonds, Series 2001, 5.125%,
                    3/01/26 - FSA Insured
         7,500   Washington State Healthcare Facilities Authority, Revenue       10/11 at 100.00              AA         7,591,800
                    Bonds, Sisters of Providence Health System, Series 2001A,
                    5.250%, 10/01/21 - MBIA Insured
           900   Washington State Tobacco Settlement Authority, Tobacco           6/13 at 100.00             BBB           867,618
                    Settlement Asset-Backed Revenue Bonds, Series 2002,
                    6.500%, 6/01/26
         2,100   Washington, Certificates of Participation, Washington            7/09 at 100.00              AA         2,110,563
                    Convention and Trade Center, Series 1999, 5.125%,
                    7/01/13 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
        17,750   Total Washington                                                                                       17,846,516
-----------------------------------------------------------------------------------------------------------------------------------

                 WEST VIRGINIA - 1.2% (0.8% OF TOTAL INVESTMENTS)
         5,000   Mason County, West Virginia, Pollution Control Revenue Bonds,   10/11 at 100.00             BBB         4,847,600
                    Appalachian Power Company, Series 2003L, 5.500%, 10/01/22
-----------------------------------------------------------------------------------------------------------------------------------

                 WISCONSIN - 0.3% (0.2% OF TOTAL INVESTMENTS)
         1,000   Wisconsin Health and Educational Facilities Authority,           5/12 at 100.00         N/R (4)         1,164,650
                    Revenue Bonds, Divine Savior Healthcare, Series 2002A,
                    7.375%, 5/01/26 (Pre-refunded 5/01/12)
-----------------------------------------------------------------------------------------------------------------------------------
$      745,425   Total Investments (cost $614,300,196) - 151.6%                                                        596,766,911
==============---------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (4.9)%                                                                    (19,385,000)
                 ------------------------------------------------------------------------------------------------------------------
                 Variable Rate Demand Preferred Shares, at Liquidation Value -                                        (196,000,000)
                    (49.8)% (5)
                 ------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 3.1%                                                                   12,271,611
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $   393,653,522
                 ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Variable Rate Demand Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.8%

(6) The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations in their entirety and has directed the Fund's custo- dian to cease accruing additional income on the Fund's records.

N/R   Not rated.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 71

NZF | Nuveen Dividend Advantage Municipal Fund 3
    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 MUNICIPAL BONDS - 154.7% (99.8% OF TOTAL INVESTMENTS)
                 ALABAMA - 1.8% (1.2% OF TOTAL INVESTMENTS)
$        3,500   Alabama Special Care Facilities Financing Authority, Revenue    11/16 at 100.00             Aa1   $     3,408,125
                    Bonds, Ascension Health, Series 200C-2, 5.000%, 11/15/36
                    (UB)
         5,655   Alabama State Port Authority, Revenue Bonds, State Docks        10/11 at 100.00          AA (4)         6,140,765
                    Department Facilities, Series 2001, 5.250%, 10/01/26
                    (Pre-refunded 10/01/11) - AMBAC Insured (Alternative
                    Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
         9,155   Total Alabama                                                                                           9,548,890
-----------------------------------------------------------------------------------------------------------------------------------

                 ALASKA - 0.1% (0.1% OF TOTAL INVESTMENTS)
         1,000   Northern Tobacco Securitization Corporation, Alaska, Tobacco     6/14 at 100.00            Baa3           523,660
                    Settlement Asset-Backed Bonds, Series 2006A, 5.000%,
                    6/01/46
-----------------------------------------------------------------------------------------------------------------------------------

                 ARIZONA - 1.0% (0.6% OF TOTAL INVESTMENTS)
         3,390   Arizona State Transportation Board, Highway Revenue Bonds,       7/18 at 100.00             AAA         3,655,776
                    Series 2006, Trust 3151, 12.824%, 7/01/33 (IF)
         2,200   Salt Verde Financial Corporation, Arizona, Senior Gas Revenue      No Opt. Call               A         1,491,358
                    Bonds, Series 2007, 5.000%,12/01/37
-----------------------------------------------------------------------------------------------------------------------------------
         5,590   Total Arizona                                                                                           5,147,134
-----------------------------------------------------------------------------------------------------------------------------------

                 ARKANSAS - 0.6% (0.4% OF TOTAL INVESTMENTS)
                 Sebastian County Health Facilities Board, Arkansas, Hospital
                 Revenue Improvement Bonds, Sparks Regional Medical Center,
                 Series 2001A:
         1,805      5.500%, 11/01/13                                             11/11 at 101.00            Caa1         1,605,548
         1,900      5.500%, 11/01/14                                             11/11 at 101.00            Caa1         1,634,418
-----------------------------------------------------------------------------------------------------------------------------------
         3,705   Total Arkansas                                                                                          3,239,966
-----------------------------------------------------------------------------------------------------------------------------------

                 CALIFORNIA - 12.8% (8.2% OF TOTAL INVESTMENTS)
                 California Health Facilities Financing Authority, Health
                 Facility Revenue Bonds, Adventist Health System/West,
                 Series 2003A:
           855      5.000%, 3/01/28                                               3/13 at 100.00               A           709,462
           140      5.000%, 3/01/33                                               3/13 at 100.00               A           112,130
           950   California Health Facilities Financing Authority, Revenue       11/16 at 100.00             Aa3           898,344
                    Bonds, Sutter Health, Tender Option Bond Trust 3175,
                    13.644%, 11/15/42 (IF)
         5,000   California Infrastructure Economic Development Bank, Revenue     8/11 at 102.00              A+         4,661,300
                    Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                    5.550%, 8/01/31
         5,355   California Statewide Community Development Authority, Revenue    5/18 at 100.00             Aa3         4,887,082
                    Bonds, Sutter Health, Tender Option Bond Trust 3175,
                    13.216%, 11/15/48 (IF)
        18,850   California, General Obligation Veterans Welfare Bonds, Series    6/09 at 100.00             AA-        18,127,855
                    2001BZ, 5.350%, 12/01/21 - MBIA Insured (Alternative
                    Minimum Tax)
        11,865   Golden State Tobacco Securitization Corporation, California,     6/17 at 100.00             BBB         6,118,899
                    Enhanced Tobacco Settlement Asset-Backed Bonds, Series
                    2007A-1, 5.125%, 6/01/47
                 Los Angeles Regional Airports Improvement Corporation,
                    California, Lease Revenue Refunding
                 Bonds, LAXFUEL Corporation at Los Angeles International
                 Airport, Series 2001:
        13,955      5.750%, 1/01/16 - AMBAC Insured (Alternative Minimum Tax)     1/12 at 100.00               A        14,257,824
         5,000      5.375%, 1/01/21 - AMBAC Insured (Alternative Minimum Tax)     1/12 at 100.00               A         4,950,500
         1,500      5.250%, 1/01/23 - AMBAC Insured (Alternative Minimum Tax)     1/12 at 100.00               A         1,439,130
        10,000      5.500%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)     1/12 at 100.00               A         9,267,400

72 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 CALIFORNIA (continued)
$       10,000   San Joaquin Hills Transportation Corridor Agency, Orange           No Opt. Call             AA-   $     1,313,800
                    County, California, Toll Road Revenue Refunding Bonds,
                    Series 1997A, 0.000%, 1/15/35 - MBIA Insured
         3,000   San Mateo County Community College District, California,           No Opt. Call             Aa1           890,220
                    General Obligation Bonds, Series 2006C, 0.000%, 9/01/30 -
                    MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
        86,470   Total California                                                                                       67,633,946
-----------------------------------------------------------------------------------------------------------------------------------

                 COLORADO - 5.6% (3.6% OF TOTAL INVESTMENTS)
         2,250   Canterberry Crossing Metropolitan District II, Parker,          12/12 at 100.00         N/R (4)         2,632,793
                    Colorado, Limited Tax General Obligation Bonds, Series
                    2002, 7.375%, 12/01/32 (Pre-refunded 12/01/12)
         1,565   Colorado Educational and Cultural Facilities Authority,          3/13 at 100.00         N/R (4)         1,859,658
                    Charter School Revenue Bonds, Belle Creek Education
                    Center, Series 2002A, 7.625%, 3/15/32 (Pre-refunded
                    3/15/13)
         3,160   Colorado Educational and Cultural Facilities Authority,          3/10 at 102.00         N/R (4)         3,384,518
                    Charter School Revenue Bonds, Montessori Peaks Building
                    Foundation, Series 2002A, 8.000%, 5/01/32 (Pre-refunded
                    3/01/10)
         1,775   Colorado Educational and Cultural Facilities Authority,          6/11 at 100.00         Ba1 (4)         1,997,408
                    Charter School Revenue Bonds, Weld County School District
                    6 - Frontier Academy, Series 2001, 7.375%,
                    6/01/31(Pre-refunded 6/01/11)
         3,465   Colorado Educational and Cultural Facilities Authority,          5/16 at 102.00             N/R         2,394,973
                    Revenue Bonds, Montessori Peaks Academy, Series 2006,
                    5.400%, 5/01/26
         3,380   Colorado Housing Finance Authority, Multifamily Project         10/11 at 100.00             AAA         3,324,906
                    Bonds, Class I, Series 2001A-1, 5.500%, 4/01/31
                    (Alternative Minimum Tax)
         5,000   Compark Business Campus Metropolitan District, Colorado,        12/17 at 100.00            BBB+         3,968,150
                    General Obligation Limited Tax Bonds, Series 2007, 5.600%,
                    12/01/34 - RAAI Insured
         3,300   Denver City and County, Colorado, Airport Revenue Bonds,        11/16 at 100.00             AA-         3,376,923
                    Series 2006, 5.000%, 11/15/24 - FGIC Insured
         2,000   Denver City and County, Colorado, Airport System Revenue        11/11 at 100.00             AA-         2,028,260
                    Refunding Bonds, Series 2001A, 5.500%, 11/15/16 - FGIC
                    Insured (Alternative Minimum Tax)
                 Denver, Colorado, Airport Revenue Bonds, Trust 2365:
         1,340      12.496%, 11/15/23 - FGIC Insured (IF)                        11/16 at 100.00              A+         1,437,632
         1,085      12.488%, 11/15/25 - FGIC Insured (IF)                        11/16 at 100.00              A+         1,150,295
         2,000   Maher Ranch Metropolitan District 4, Colorado, General          12/17 at 100.00              A3         1,493,340
                    Obligation Limited Tax Bonds, Series 2007, 5.250%,
                    12/01/36 - RAAI Insured
         1,000   Plaza Metropolitan District 1, Lakewood, Colorado, Tax           6/14 at 101.00             N/R           853,400
                    Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25
-----------------------------------------------------------------------------------------------------------------------------------
        31,320   Total Colorado                                                                                         29,902,256
-----------------------------------------------------------------------------------------------------------------------------------

                 DELAWARE - 0.3% (0.2% OF TOTAL INVESTMENTS)
         1,595   Delaware Housing Authority, Multifamily Mortgage Revenue         7/12 at 100.00             Aa3         1,638,049
                    Bonds, Series 2001A, 5.400%, 7/01/24
-----------------------------------------------------------------------------------------------------------------------------------

                 DISTRICT OF COLUMBIA - 1.0% (0.6% OF TOTAL INVESTMENTS)
         1,375   District of Columbia, Revenue Bonds, Catholic University of     10/09 at 101.00               A         1,391,816
                    America, Series 1999, 5.625%,10/01/29 - AMBAC Insured
         1,335   Washington Convention Center Authority, District of Columbia,   10/16 at 100.00             AAA         1,114,271
                    Senior Lien Dedicated Tax Revenue Bonds, Series 2007,
                    Residuals 1606, 10.676%, 10/01/30 - AMBAC Insured (IF)
         3,335   Washington DC Convention Center Authority, Dedicated Tax        10/16 at 100.00             AAA         2,783,591
                    Revenue Bonds, Residual Series 1730, 1731, 1736, 10.633%,
                    10/01/30 - AMBAC Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------
         6,045   Total District of Columbia                                                                              5,289,678
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 73

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 FLORIDA - 2.4% (1.6% OF TOTAL INVESTMENTS)
                 Orange County Housing Finance Authority, Florida, Multifamily
                 Housing Revenue Bonds, Oak Glen Apartments, Series 2001G:
$        1,105      5.400%, 12/01/32 - FSA Insured                               12/11 at 100.00             AAA   $    1,065,010
         2,195      5.450%, 12/01/41 - FSA Insured                               12/11 at 100.00             AAA        2,104,632
         4,175   Pace Property Finance Authority Inc., Florida, Utility System    9/09 at 100.00               A        4,215,623
                    Improvement and Revenue Refunding Bonds, Series 1997,
                    5.250%, 9/01/17 - AMBAC Insured
         5,455   South Miami Health Facilities Authority, Florida, Hospital       8/17 at 100.00             AA-        4,778,471
                    Revenue, Baptist Health System Obligation Group, Series
                    2007, 5.000%, 8/15/42 (UB)
         1,000   Tolomato Community Development District, Florida, Special        5/18 at 100.00             N/R          677,530
                    Assessment Bonds, Series 2007, 6.650%, 5/01/40
-----------------------------------------------------------------------------------------------------------------------------------
        13,930   Total Florida                                                                                         12,841,266
-----------------------------------------------------------------------------------------------------------------------------------

                 GEORGIA - 2.5% (1.6% OF TOTAL INVESTMENTS)
         5,000   Atlanta, Georgia, Airport General Revenue Bonds, Series          1/10 at 101.00             AA-        4,650,600
                    2000B, 5.625%, 1/01/30 - FGIC Insured(Alternative Minimum
                    Tax)
         2,700   Atlanta, Georgia, Tax Allocation Bonds, Atlantic Station        12/11 at 101.00             AAA        3,190,077
                    Project, Series 2001, 7.900%,12/01/24 (Pre-refunded
                    12/01/11)
         2,000   Fulton County Residential Care Facilities Authority, Georgia,    7/17 at 100.00             N/R        1,088,120
                    Revenue Bonds, Elderly Care, Lenbrook Square Project,
                    Series 2006A, 5.125%, 7/01/42
         3,740   Gainesville and Hall County Hospital Authority, Georgia,         5/11 at 100.00          A- (4)        4,060,294
                    Revenue Anticipation Certificates, Northeast Georgia
                    Health Services Inc., Series 2001, 5.500%, 5/15/31
                    (Pre-refunded 5/15/11)
           500   Gainesville Redevelopment Authority, Georgia, Educational        3/17 at 100.00             N/R          250,885
                    Facilities Revenue Bonds, Riverside Military Academy
                    Project, Series 2007, 5.125%, 3/01/37
-----------------------------------------------------------------------------------------------------------------------------------
        13,940   Total Georgia                                                                                         13,239,976
-----------------------------------------------------------------------------------------------------------------------------------

                 ILLINOIS - 16.0% (10.3% OF TOTAL INVESTMENTS)
         8,375   Chicago, Illinois, Revenue Bonds, Midway Airport, Series         1/11 at 101.00             AAA        8,423,826
                    2001A, 5.500%, 1/01/19 - FSA Insured(Alternative Minimum
                    Tax)
         1,600   Chicago, Illinois, Sales Tax Revenue Bonds, Series 1998,         7/09 at 101.00             AAA        1,608,528
                    5.250%, 1/01/28 - FGIC Insured
         4,950   Chicago, Illinois, Second Lien Passenger Facility Charge         1/11 at 101.00              A1        4,422,776
                    Revenue Bonds, O'Hare International Airport, Series 2001A,
                    5.375%, 1/01/32 - AMBAC Insured (Alternative Minimum Tax)
         2,220   Chicago, Illinois, Second Lien Wastewater Transmission             No Opt. Call             AA-        2,503,050
                    Revenue Bonds, Series 2001A, 5.500%,1/01/16 - MBIA Insured
        10,000   Chicago, Illinois, Senior Lien Water Revenue Bonds, Series      11/11 at 100.00         Aa3 (4)       10,935,500
                    2001, 5.000%, 11/01/26(Pre-refunded 11/01/11) - AMBAC
                    Insured
         1,165   Chicago, Illinois, Third Lien General Airport Revenue Bonds,     1/16 at 100.00             AA-        1,130,318
                    O'Hare International Airport, Series 2005A, 5.000%,
                    1/01/33 - FGIC Insured
         2,415   Illinois Finance Authority, General Obligation Debt             12/14 at 100.00              A3        2,440,671
                    Certificates, Local Government Program - Kankakee County,
                    Series 2005B, 5.000%, 12/01/24 - AMBAC Insured
         3,385   Illinois Finance Authority, Revenue Bonds, Sherman Health        8/17 at 100.00            Baa1        2,307,487
                    Systems, Series 2007A, 5.500%, 8/01/37
         1,130   Illinois Health Facilities Authority, Revenue Bonds, Condell     5/10 at 101.00             Aaa        1,208,501
                    Medical Center, Series 2000, 6.500%, 5/15/30 (Pre-refunded
                    5/15/10)
         9,000   Illinois Health Facilities Authority, Revenue Bonds, Covenant   12/11 at 101.00             BBB        6,755,670
                    Retirement Communities Inc., Series 2001, 5.875%, 12/01/31
        15,000   Illinois Health Facilities Authority, Revenue Bonds, Loyola      7/11 at 100.00        Baa2 (4)       16,351,950
                    University Health System, Series 2001A, 6.125%, 7/01/31
                    (Pre-refunded 7/01/11)
         5,000   Lake County School District 38, Big Hallow, Illinois, General      No Opt. Call             N/R        2,546,300
                    Obligation Bonds, Series 2005, 0.000%, 2/01/22 - AMBAC
                    Insured

74 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)           VALUE
----------------------------------------------------------------------------------------------------------------------------------
                 ILLINOIS (continued)
$        7,000   Lombard Public Facilities Corporation, Illinois, First Tier      1/16 at 100.00             N/R   $    4,691,890
                    Conference Center and Hotel Revenue Bonds, Series 2005A-1,
                    7.125%, 1/01/36
        16,900   Metropolitan Pier and Exposition Authority, Illinois, Revenue   12/09 at 101.00             AAA       17,063,759
                    Bonds, McCormick Place Expansion Project, Series 1999A,
                    5.250%, 12/15/28 - FGIC Insured
         2,000   Metropolitan Pier and Exposition Authority, Illinois, Revenue      No Opt. Call             AAA        2,085,660
                    Refunding Bonds, McCormick Place Expansion Project, Series
                    1998A, 5.500%, 6/15/29 - FGIC Insured
----------------------------------------------------------------------------------------------------------------------------------
        90,140   Total Illinois                                                                                        84,475,886
----------------------------------------------------------------------------------------------------------------------------------

                 INDIANA - 6.2% (4.0% OF TOTAL INVESTMENTS)
                 Clark-Pleasant Community School Building Corporation,
                 Indiana, First Mortgage Bonds, Series 2001:
         1,255      5.000%, 7/15/21 (Pre-refunded 1/15/12) - AMBAC Insured        1/12 at 100.00         AA+ (4)        1,379,923
         1,000      5.000%, 1/15/26 (Pre-refunded 1/15/12) - AMBAC Insured        1/12 at 100.00         AA+ (4)        1,099,540
                 Evansville Vanderburgh Public Library Lease Corporation,
                 Indiana, First Mortgage Bonds, Series 2001:
         2,000      5.750%, 7/15/18 (Pre-refunded 1/15/12) - MBIA Insured         1/12 at 100.00          AA (4)        2,238,900
         2,750      5.125%, 1/15/24 (Pre-refunded 1/15/12) - MBIA Insured         1/12 at 100.00          AA (4)        3,032,865
         1,250   Hamilton Southeastern Cumberland Campus School Building          1/12 at 100.00           A (4)        1,378,575
                    Corporation, Indiana, First Mortgage Bonds, Series 2001,
                    5.125%, 1/15/23 (Pre-refunded 1/15/12) - AMBAC Insured
         9,500   Indiana Educational Facilities Authority, Revenue Bonds,         2/11 at 100.00             AA-        9,527,360
                    Butler University, Series 2001, 5.500%, 2/01/26 - MBIA
                    Insured
         4,230   Indiana Finance Authority, Educational Facilities Revenue        6/15 at 100.00             Aa3        4,260,710
                    Bonds, Tudor Park Foundation, Series 2005B, 5.000%, 6/01/24
         2,800   Indiana Health Facility Financing Authority, Revenue Bonds,      5/15 at 100.00               A        2,014,152
                    Community Hospitals of Indiana, Series 2005A, 5.000%,
                    5/01/35 - AMBAC Insured
         3,500   University of Southern Indiana, Student Fee Bonds, Series       10/11 at 100.00              A2        3,552,395
                    2001H, 5.000%, 10/01/21 - AMBAC Insured
                 Vigo County, Indiana, Hospital Authority, Union Hospital,
                 Revenue Bonds, Series 2007:
         2,500      5.750%, 9/01/42                                               9/17 at 100.00             N/R        1,634,825
         2,500      5.800%, 9/01/47                                               9/17 at 100.00             N/R        1,622,050
         1,090   Wayne County Jail Holding Corporation, Indiana, First            1/13 at 101.00           A (4)        1,257,838
                    Mortgage Bonds, Series 2001, 5.500%,7/15/22 (Pre-refunded
                    1/15/13) - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------------------
        34,375   Total Indiana                                                                                         32,999,133
----------------------------------------------------------------------------------------------------------------------------------

                 IOWA - 7.0% (4.5% OF TOTAL INVESTMENTS)
         2,000   Iowa Finance Authority, Healthcare Revenue Bonds, Great River    5/11 at 100.00             Aa3        1,854,700
                    Medical Center, Series 2001, 5.250%, 5/15/31 - FSA Insured
         1,000   Iowa Tobacco Settlement Authority, Asset Backed Settlement       6/15 at 100.00             BBB          564,850
                    Revenue Bonds, Series 2005C, 5.625%, 6/01/46
                 Iowa Tobacco Settlement Authority, Tobacco Settlement
                 Asset-Backed Revenue Bonds, Series 2001B:
        28,000      5.300%, 6/01/25 (Pre-refunded 6/01/11)                        6/11 at 101.00             AAA       30,106,717
         3,950      5.600%, 6/01/35 (Pre-refunded 6/01/11)                        6/11 at 101.00             AAA        4,302,577
----------------------------------------------------------------------------------------------------------------------------------
        34,950   Total Iowa                                                                                            36,828,844
----------------------------------------------------------------------------------------------------------------------------------

                 KANSAS - 0.2% (0.2% OF TOTAL INVESTMENTS)
                 Manhattan Health Care Facility Revenue Bonds, Kansas,
                 Meadowlarks Hills Retirement, Series 2007B:
         1,000      5.125%, 5/15/37                                               5/14 at 103.00             N/R          660,810
         1,000      5.125%, 5/15/42                                               5/14 at 103.00             N/R          643,860
----------------------------------------------------------------------------------------------------------------------------------
         2,000   Total Kansas                                                                                           1,304,670
----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 75

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 KENTUCKY - 3.7% (2.4% OF TOTAL INVESTMENTS)
$        1,000   Kentucky Economic Development Finance Authority, Louisville       6/18 at 100.00            AAA   $     1,030,640
                    Arena Project Revenue Bonds, Louisville Arena Authority,
                    Inc., Series 2008A-1, 6.000%, 12/01/42 - AGC Insured
        18,500   Louisville and Jefferson County Metropolitan Sewer District,     11/11 at 101.00            AA-        18,585,098
                    Kentucky, Sewer and Drainage System Revenue Bonds, Series
                    2001A, 5.125%, 5/15/27 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
        19,500   Total Kentucky                                                                                         19,615,738
-----------------------------------------------------------------------------------------------------------------------------------

                 LOUISIANA - 3.6% (2.3% OF TOTAL INVESTMENTS)
         3,000   Louisiana Local Government Environmental Facilities &            11/17 at 100.00            BB+         2,103,150
                    Community Development Authority, Revenue Bonds, Westlake
                    Chemical Corporation Project, Series 2007, 6.750%, 11/01/32
         3,700   Louisiana Public Facilities Authority, Revenue Bonds, Ochsner     5/17 at 100.00             A3         2,764,492
                    Clinic Foundation Project, Series 2007A, 5.500%, 5/15/47
        19,890   Tobacco Settlement Financing Corporation, Louisiana, Tobacco      5/11 at 101.00            BBB        13,993,610
                    Settlement Asset-Backed Bonds, Series 2001B, 5.875%,
                    5/15/39
-----------------------------------------------------------------------------------------------------------------------------------
        26,590   Total Louisiana                                                                                        18,861,252
-----------------------------------------------------------------------------------------------------------------------------------

                 MAINE - 1.2% (0.8% OF TOTAL INVESTMENTS)
                 Maine State Housing Authority, Single Family Mortgage
                 Purchase Bonds, Series 2001B:
         4,610      5.400%, 11/15/21 (Alternative Minimum Tax)                    11/10 at 100.00            AA+         4,638,259
         1,610      5.500%, 11/15/32 (Alternative Minimum Tax)                    11/10 at 100.00            AA+         1,572,584
-----------------------------------------------------------------------------------------------------------------------------------
         6,220   Total Maine                                                                                             6,210,843
-----------------------------------------------------------------------------------------------------------------------------------

                 MARYLAND - 2.2% (1.4% OF TOTAL INVESTMENTS)
         1,000   Howard County, Maryland, Retirement Community Revenue Bonds,      4/17 at 100.00            N/R           550,950
                    Vantage House, Series 2007B, 5.250%, 4/01/37
         1,570   Maryland Community Development Administration, Insured            7/11 at 100.00            Aa2         1,580,425
                    Multifamily Housing Mortgage Loan Revenue Bonds, Series
                    2001B, 5.250%, 7/01/21 (Alternative Minimum Tax)
         2,000   Maryland Economic Development Corporation, Revenue Bonds,        12/16 at 100.00            N/R         1,027,360
                    Chesapeake Bay Hyatt Conference Center, Series 2006A,
                    5.000%, 12/01/31
        10,600   Maryland Energy Financing Administration, Revenue Bonds, AES      6/09 at 100.00            N/R         8,087,164
                    Warrior Run Project, Series 1995, 7.400%, 9/01/19
                    (Alternative Minimum Tax)
           555   Maryland Health and Higher Educational Facilities Authority,      7/17 at 100.00             A-           377,733
                    Revenue Bonds, Mercy Ridge Retirement Community, Series
                    2007, 4.750%, 7/01/34
-----------------------------------------------------------------------------------------------------------------------------------
        15,725   Total Maryland                                                                                         11,623,632
-----------------------------------------------------------------------------------------------------------------------------------

                 MASSACHUSETTS - 2.4% (1.5% OF TOTAL INVESTMENTS)
         1,375   Massachusetts Development Finance Agency, Revenue Bonds,         10/12 at 102.00            N/R           863,184
                    Orchard Cove, Series 2007, 5.250%, 10/01/26
         1,000   Massachusetts Health and Educational Facilities Authority,        7/15 at 100.00            BB-           539,610
                    Revenue Bonds, Milton Hospital Project, Series 2005D,
                    5.250%, 7/01/30
         4,860   Massachusetts Housing Finance Agency, Single Family Housing       6/18 at 100.00             AA         4,640,425
                    Revenue Bonds, Series 2008, Trust 3145, 14.677%, 6/01/39
                    (IF)
         5,000   Massachusetts Port Authority, Special Facilities Revenue          1/11 at 101.00              A         3,359,250
                    Bonds, Delta Air Lines Inc., Series 2001A, 5.500%,
                    1/01/18 - AMBAC Insured (Alternative Minimum Tax)
         3,465   Massachusetts Water Resources Authority, General Revenue          2/17 at 100.00            AAA         3,073,524
                    Bonds, Series 2007A, 4.500%,8/01/46 - FSA Insured (UB)
-----------------------------------------------------------------------------------------------------------------------------------
        15,700   Total Massachusetts                                                                                    12,475,993
-----------------------------------------------------------------------------------------------------------------------------------

                 MICHIGAN - 10.1% (6.5% OF TOTAL INVESTMENTS)
        15,000   Detroit City School District, Wayne County, Michigan,               No Opt. Call            AAA        15,735,600
                    Unlimited Tax School Building and Site Improvement Bonds,
                    Series 2001A, 6.000%, 5/01/29 - FSA Insured (UB)
         2,000   Garden City Hospital Finance Authority, Michigan, Revenue         8/17 at 100.00            N/R         1,107,020
                    Bonds, Garden City Hospital Obligated Group, Series 2007A,
                    5.000%, 8/15/38

76 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 MICHIGAN (continued)
$       11,000   Kent Hospital Finance Authority, Michigan, Revenue Bonds,         7/11 at 101.00         AA (4)   $    12,121,120
                    Spectrum Health, Series 2001A, 5.500%, 1/15/31
                    (Pre-refunded 7/15/11)
         1,235   Michigan State Building Authority, Revenue Bonds, Facilities     10/11 at 100.00             A+         1,326,551
                    Program, Series 2001I, 5.500%, 10/15/18
         1,355   Michigan State Hospital Finance Authority, Hospital Revenue       8/09 at 100.00             BB           883,663
                    Bonds, Detroit Medical Center Obligated Group, Series
                    1998A, 5.250%, 8/15/23
         3,485   Michigan State Hospital Finance Authority, Hospital Revenue         No Opt. Call        AA- (4)         3,818,933
                    Refunding Bonds, Sisters of Mercy Health Corporation,
                    Series 1993P, 5.375%, 8/15/14 - MBIA Insured (ETM)
                 Michigan State Hospital Finance Authority, Hospital Revenue
                 Refunding Bonds, Sparrow Obligated Group, Series 2001:
         1,400      5.500%, 11/15/21 (Pre-refunded 11/15/11)                      11/11 at 101.00         A+ (4)         1,563,646
         2,500      5.625%, 11/15/31 (Pre-refunded 11/15/11)                      11/11 at 101.00         A+ (4)         2,800,000
         3,500   Michigan State Hospital Finance Authority, Revenue Bonds,        12/16 at 100.00             AA         3,279,360
                    Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31
                    (UB)
        12,640   Royal Oak Hospital Finance Authority, Michigan, Hospital         11/11 at 100.00            AA-        10,783,690
                    Revenue Bonds, William Beaumont Hospital, Series 2001M,
                    5.250%, 11/15/31 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------------------
        54,115   Total Michigan                                                                                         53,419,583
-----------------------------------------------------------------------------------------------------------------------------------

                 MINNESOTA - 0.6% (0.4% OF TOTAL INVESTMENTS)
         2,260   Dakota County Community Development Agency, Minnesota, GNMA      10/11 at 105.00            Aaa         2,285,357
                    Collateralized Multifamily Housing Revenue Bonds, Rose
                    Apartments Project, Series 2001, 6.350%, 10/20/37
                    (Alternative Minimum Tax)
         1,375   Saint Paul Port Authority, Minnesota, Lease Revenue Bonds,        8/16 at 100.00            N/R           756,154
                    Regions Hospital Parking Ramp Project, Series 2007-1,
                    5.000%, 8/01/36
-----------------------------------------------------------------------------------------------------------------------------------
         3,635   Total Minnesota                                                                                         3,041,511
-----------------------------------------------------------------------------------------------------------------------------------

                 MISSISSIPPI - 1.0% (0.6% OF TOTAL INVESTMENTS)
         2,155   Mississippi Business Finance Corporation, GNMA Collateralized     5/09 at 103.00            AAA         2,108,818
                    Retirement Facility Mortgage Revenue Refunding Bonds,
                    Aldersgate Retirement Community Inc. Project, Series
                    1999A, 5.450%, 5/20/34
         3,000   Mississippi Hospital Equipment and Facilities Authority,          9/14 at 100.00             AA         2,987,070
                    Revenue Bonds, Baptist Memorial Healthcare, Series 2004,
                    5.000%, 9/01/24 (UB)
-----------------------------------------------------------------------------------------------------------------------------------
         5,155   Total Mississippi                                                                                       5,095,888
-----------------------------------------------------------------------------------------------------------------------------------

                 MISSOURI - 3.2% (2.1% OF TOTAL INVESTMENTS)
         1,495   Cape Girardeau County Industrial Development Authority,           6/17 at 100.00            N/R         1,092,800
                    Missouri, Health Facilities Revenue Bonds, Southeast
                    Missouri Hospital Association, Series 2007, 5.000%, 6/01/36
         1,000   Clinton County Industrial Development Authority, Missouri,       12/17 at 100.00            N/R           572,330
                    Revenue Bonds, Cameron Regional Medical Center, Series
                    2007, 5.000%, 12/01/32
         1,825   Fenton, Missouri, Tax Increment Refunding and Improvement        10/12 at 100.00        N/R (4)         2,091,815
                    Revenue Bonds, Gravois Bluffs Redevelopment Project,
                    Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)
                 Missouri Development Finance Board, Cultural Facilities
                 Revenue Bonds, Nelson Gallery Foundation, Series 2001A:
         3,335      5.250%, 12/01/19 - MBIA Insured                               12/11 at 100.00            AA-         3,494,847
         3,510      5.250%, 12/01/20 - MBIA Insured                               12/11 at 100.00            AA-         3,678,234
         3,695      5.250%, 12/01/21 - MBIA Insured                               12/11 at 100.00            AA-         3,864,046
         2,040      5.250%, 12/01/22 - MBIA Insured                               12/11 at 100.00            AA-         2,109,095
-----------------------------------------------------------------------------------------------------------------------------------
        16,900   Total Missouri                                                                                         16,903,167
-----------------------------------------------------------------------------------------------------------------------------------

                 MONTANA - 0.6% (0.4% OF TOTAL INVESTMENTS)
         5,000   Montana Board of Investments, Exempt Facility Revenue Bonds,      7/10 at 101.00             B-         3,439,100
                    Stillwater Mining Company, Series 2000, 8.000%, 7/01/20
                    (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------

                                                           Nuveen Investments 77

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 NEBRASKA - 1.1% (0.7% OF TOTAL INVESTMENTS)
                 Nebraska Investment Finance Authority, Single Family Housing
                 Revenue Bonds, Series 2001D:
$        1,835      5.250%, 9/01/21 (Alternative Minimum Tax)                     9/11 at 100.00             AAA   $     1,806,741
         2,450      5.375%, 9/01/32 (Alternative Minimum Tax)                     9/11 at 100.00             AAA         2,440,127
         1,005   Omaha Public Power District, Nebraska, Separate Electric         2/17 at 100.00             AAA         1,443,361
                    System Revenue Bonds, Nebraska City2, Series 2006A, Trust
                    11673, 17.921%, 2/01/49 - AMBAC Insured (IF)
-----------------------------------------------------------------------------------------------------------------------------------
         5,290   Total Nebraska                                                                                          5,690,229
-----------------------------------------------------------------------------------------------------------------------------------

                 NEVADA - 1.1% (0.7% OF TOTAL INVESTMENTS)
         2,000   Director of Nevada State Department of Business and Industry,    1/10 at 100.00               A           601,680
                    Revenue Bonds, Las Vegas Monorail Project, First Tier,
                    Series 2000, 5.375%, 1/01/40 - AMBAC Insured
         4,000   Director of Nevada State Department of Business and Industry,    1/10 at 102.00             N/R           280,000
                    Revenue Bonds, Las Vegas Monorail Project, Second Tier,
                    Series 2000, 7.375%, 1/01/40 (6)
           190   Nevada Housing Division, Single Family Mortgage Bonds, Senior   10/09 at 100.75             Aaa           191,687
                    Series 1998A-1, 5.300%, 4/01/18(Alternative Minimum Tax)
         4,290   University of Nevada, Revenue Bonds, Community College System,   1/12 at 100.00         AA- (4)         4,739,678
                    Series 2001A, 5.250%, 7/01/26(Pre-refunded 1/01/12) - FGIC
                    Insured
-----------------------------------------------------------------------------------------------------------------------------------
        10,480   Total Nevada                                                                                            5,813,045
-----------------------------------------------------------------------------------------------------------------------------------

                 NEW HAMPSHIRE - 0.4% (0.3% OF TOTAL INVESTMENTS)
         2,000   New Hampshire Health and Education Authority, Hospital Revenue  10/11 at 101.00             Aa3         2,057,300
                    Bonds, Concord Hospital, Series 2001, 5.500%, 10/01/21 -
                    FSA Insured
-----------------------------------------------------------------------------------------------------------------------------------

                 NEW JERSEY - 3.8% (2.4% OF TOTAL INVESTMENTS)
        10,000   New Jersey Economic Development Authority, Water Facilities     11/12 at 101.00            Baa1         8,133,900
                    Revenue Bonds, American Water Company, Series 2002A,
                    5.250%, 11/01/32 - AMBAC Insured (Alternative Minimum Tax)
           495   New Jersey Health Care Facilities Financing Authority, Revenue   7/13 at 100.00             Ba2           258,553
                    Bonds, Somerset Medical Center, Series 2003, 5.500%, 7/01/33
         4,125   New Jersey Transit Corporation, Certificates of Participation,     No Opt. Call              A1         4,498,395
                    Federal Transit Administration Grants, Series 2002A,
                    5.500%, 9/15/13 - AMBAC Insured
        20,000   New Jersey Transportation Trust Fund Authority, Transportation     No Opt. Call             AA-         6,256,600
                    System Bonds, Series 2006C, 0.000%, 12/15/28 - AMBAC Insured
         2,000   Tobacco Settlement Financing Corporation, New Jersey, Tobacco    6/17 at 100.00             BBB         1,084,400
                    Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%,
                    6/01/34
----------------------------------------------------------------------------------------------------------------------------------
        36,620   Total New Jersey                                                                                      20,231,848
----------------------------------------------------------------------------------------------------------------------------------

                 NEW YORK - 4.0% (2.6% OF TOTAL INVESTMENTS)
           900   Albany Industrial Development Agency, New York, Revenue Bonds,   4/17 at 100.00             N/R           595,917
                    Brighter Choice Charter Schools, Series 2007A, 5.000%,
                    4/01/32
         1,780   East Rochester Housing Authority, New York, GNMA Secured        10/11 at 101.00             AAA         1,782,777
                    Revenue Bonds, Gates Senior Housing Inc., Series 2001,
                    5.300%, 4/20/31
         5,010   Hudson Yards Infrastructure Corporation, New York, Revenue       2/17 at 100.00             AA-         3,822,279
                    Bonds, Series 2006A, 4.500%,2/15/47 - MBIA Insured
         4,155   Monroe County Airport Authority, New York, Revenue Refunding       No Opt. Call             AA-         4,303,001
                    Bonds, Greater Rochester International Airport, Series
                    1999, 5.750%, 1/01/13 - MBIA Insured (Alternative Minimum
                    Tax)
         8,000   New York City Industrial Development Agency, New York,           8/16 at 101.00              B-         6,022,640
                    American Airlines-JFK International Airport Special
                    Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31
                    (Alternative Minimum Tax)
         1,715   New York City, New York, General Obligation Bonds, Fiscal        8/12 at 100.00              AA         1,783,326
                    Series 2002G, 5.625%, 8/01/20 - MBIA Insured
           785   New York City, New York, General Obligation Bonds, Fiscal        8/12 at 100.00         Aa3 (4)           896,148
                    Series 2002G, 5.625%, 8/01/20(Pre-refunded 8/01/12) - MBIA
                    Insured

78 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 NEW YORK (continued)
$        2,000   New York State Tobacco Settlement Financing Corporation,         6/11 at 100.00             AA-   $     2,064,660
                    Tobacco Settlement Asset-Backed and State Contingency
                    Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/16
-----------------------------------------------------------------------------------------------------------------------------------
        24,345   Total New York                                                                                         21,270,748
-----------------------------------------------------------------------------------------------------------------------------------

                 NORTH CAROLINA - 1.3% (0.9% OF TOTAL INVESTMENTS)
         2,475   Charlotte-Mecklenberg Hospital Authority, North Carolina,        1/18 at 100.00             AA-         2,228,540
                    Carolinas HealthCare System Revenue Bonds, Series 2008,
                    Trust 1149, 9.538%, 1/15/47 (IF)
         1,200   Charlotte-Mecklenburg Hospital Authority, North Carolina,        1/17 at 100.00             AA-         1,162,824
                    Health Care System Revenue Bonds, Carolinas Health Care,
                    Series 2007A, 5.000%, 1/15/31
         1,750   Charlotte-Mecklenburg Hospital Authority, North Carolina,        1/15 at 100.00         AA- (4)         2,004,030
                    Healthcare System Revenue Bonds, DBA Carolinas Healthcare
                    System, Series 2005A, 4.875%, 1/15/32 (Pre-refunded 1/15/15)
         1,600   North Carolina Municipal Power Agency 1, Catawba Electric          No Opt. Call              A2         1,746,080
                    Revenue Bonds, Series 2003A, 5.500%, 1/01/13
-----------------------------------------------------------------------------------------------------------------------------------
         7,025   Total North Carolina                                                                                    7,141,474
-----------------------------------------------------------------------------------------------------------------------------------

                 OHIO - 2.2% (1.4% OF TOTAL INVESTMENTS)
                 Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco
                 Settlement Asset-Backed Revenue Bonds, Senior Lien, Series
                 2007A-2:
         3,400      5.125%, 6/01/24                                               6/17 at 100.00             BBB         2,679,472
           710      5.875%, 6/01/30                                               6/17 at 100.00             BBB           481,579
           685      5.750%, 6/01/34                                               6/17 at 100.00             BBB           433,680
         1,570      5.875%, 6/01/47                                               6/17 at 100.00             BBB           881,979
         1,345   Ohio Housing Finance Agency, GNMA Mortgage-Backed Securities     9/09 at 100.75             Aaa         1,331,093
                    Program Residential Mortgage Revenue Bonds, Series 1998A-1,
                    5.300%, 9/01/19 - FSA Insured (Alternative Minimum Tax)
         6,900   Ohio Water Development Authority, Solid Waste Disposal Revenue   9/09 at 102.00             N/R         5,864,517
                    Bonds, Bay Shore Power, Series 1998B, 6.625%, 9/01/20
                    (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        14,610   Total Ohio                                                                                             11,672,320
-----------------------------------------------------------------------------------------------------------------------------------

                 OKLAHOMA - 2.5% (1.6% OF TOTAL INVESTMENTS)
                 Oklahoma Development Finance Authority, Revenue Bonds, Saint
                 John Health System, Series 2007:
         4,930      5.000%, 2/15/37                                               2/17 at 100.00               A         4,290,727
           955      5.000%, 2/15/42                                               2/17 at 100.00               A           810,260
         2,500   Oklahoma Development Finance Authority, Revenue Refunding        8/09 at 101.00             AAA         2,558,950
                    Bonds, Hillcrest Healthcare System, Series 1999A, 5.625%,
                    8/15/29 (Pre-refunded 8/15/09)
         6,305   Tulsa County Industrial Authority, Oklahoma, Health Care        12/16 at 100.00              AA         5,406,474
                    Revenue Bonds, Saint Francis Health System, Series 2006,
                    5.000%, 12/15/36 (UB)
            88   Tulsa County Industrial Authority, Oklahoma, Health Care        12/16 at 100.00              AA            65,175
                    Revenue Bonds, Saint Francis Health System, Series 2006,
                    Trust 3500, 8.325%, 12/15/36 (IF)
-----------------------------------------------------------------------------------------------------------------------------------
        14,778   Total Oklahoma                                                                                         13,131,586
-----------------------------------------------------------------------------------------------------------------------------------

                 OREGON - 2.8% (1.8% OF TOTAL INVESTMENTS)
         4,700   Oregon Health, Housing, Educational and Cultural Facilities     11/11 at 101.00             AA-         4,814,257
                    Authority, Revenue Bonds, PeaceHealth Project, Series 2001,
                    5.250%, 11/15/21 - AMBAC Insured
        10,000   Oregon Housing and Community Services Department, Multifamily    7/10 at 100.00             Aaa        10,028,000
                    Housing Revenue Bonds, Series 2000A, 6.050%, 7/01/42
                    (Alternative Minimum Tax) (UB)
-----------------------------------------------------------------------------------------------------------------------------------
        14,700   Total Oregon                                                                                           14,842,257
-----------------------------------------------------------------------------------------------------------------------------------

                 PENNSYLVANIA - 2.1% (1.3% OF TOTAL INVESTMENTS)
                 Allegheny County Hospital Development Authority, Pennsylvania,
                 Revenue Bonds, West Penn Allegheny Health System, Series
                 2000B:
         2,000      9.250%, 11/15/22 (Pre-refunded 11/15/10)                     11/10 at 102.00             AAA         2,291,680
         2,000      9.250%, 11/15/30 (Pre-refunded 11/15/10)                     11/10 at 102.00             AAA         2,291,680

                                                           Nuveen Investments 79

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 PENNSYLVANIA (continued)
$          500   Bucks County Industrial Development Authority, Pennsylvania,     3/17 at 100.00             BBB   $       316,320
                    Charter School Revenue Bonds, School Lane Charter School,
                    Series 2007A, 5.000%, 3/15/37
         3,500   Pennsylvania Economic Development Financing Authority, Senior    7/09 at 100.00              B-         2,611,665
                    Lien Resource Recovery Revenue Bonds, Northampton
                    Generating Project, Series 1994A, 6.600%, 1/01/19
                    (Alternative Minimum Tax)
         3,205   Philadelphia School District, Pennsylvania, General              8/12 at 100.00         Aa3 (4)         3,635,688
                    Obligation Bonds, Series 2002B, 5.625%,8/01/16
                    (Pre-refunded 8/01/12) - FGIC Insured
-----------------------------------------------------------------------------------------------------------------------------------
        11,205   Total Pennsylvania                                                                                     11,147,033
-----------------------------------------------------------------------------------------------------------------------------------

                 PUERTO RICO - 0.4% (0.3% OF TOTAL INVESTMENTS)
         2,500   Puerto Rico Sales Tax Financing Corporation, Sales Tax           8/17 at 100.00              A+         2,107,200
                    Revenue Bonds, Series 2007A, 5.250%, 8/01/57
-----------------------------------------------------------------------------------------------------------------------------------

                 SOUTH CAROLINA - 1.4% (0.9% OF TOTAL INVESTMENTS)
         6,850   South Carolina Transportation Infrastructure Bank, Revenue      10/11 at 100.00          A1 (4)         7,570,209
                    Bonds, Series 2001A, 5.500%,10/01/22 (Pre-refunded
                    10/01/11) - AMBAC Insured
-----------------------------------------------------------------------------------------------------------------------------------

                 TENNESSEE - 1.7% (1.1% OF TOTAL INVESTMENTS)
         3,680   Knox County Health, Educational and Housing Facilities Board,     1/17 at 30.07              A-           351,698
                    Tennessee, Hospital Revenue Refunding Bonds, Covenant
                    Health, Series 2006, 0.000%, 1/01/41
         5,210   Memphis-Shelby County Airport Authority, Tennessee, Airport      3/11 at 100.00             AAA         5,309,407
                    Revenue Bonds, Series 2001A, 5.500%, 3/01/14 - FSA Insured
                    (Alternative Minimum Tax)
           275   Sullivan County Health Educational and Housing Facilities        9/16 at 100.00            BBB+           168,187
                    Board, Tennessee, Revenue Bonds, Wellmont Health System,
                    Series 2006C, 5.250%, 9/01/36
                 Sumner County Health, Educational, and Housing Facilities
                 Board, Tennessee, Revenue Refunding Bonds, Sumner Regional
                 Health System Inc., Series 2007:
           800      5.500%, 11/01/37                                             11/17 at 100.00             N/R           406,328
         2,800      5.500%, 11/01/46                                             11/17 at 100.00             N/R         1,380,428
           745   Tennessee Housing Development Agency, Homeownership Program      7/09 at 101.00              AA           746,006
                    Bonds, Series 1998-2, 5.350%,7/01/23 (Alternative Minimum
                    Tax)
           760   Tennessee Housing Development Agency, Homeownership Program      7/11 at 100.00              AA           762,721
                    Bonds, Series 2001-3A, 5.200%,7/01/22 (Alternative Minimum
                    Tax)
-----------------------------------------------------------------------------------------------------------------------------------
        14,270   Total Tennessee                                                                                         9,124,775
-----------------------------------------------------------------------------------------------------------------------------------

                 TEXAS - 20.9% (13.5% OF TOTAL INVESTMENTS)
         5,445   Board of Regents, University of Texas System, Financing          2/17 at 100.00             AAA         4,925,057
                    System Revenue Bonds, Series 2006F, 4.250%, 8/15/36 (UB)
         1,125   Brushy Creek Municipal Utility District, Williamson County,      6/09 at 100.00             Aa3         1,125,405
                    Texas, Combination Unlimited Tax and Revenue Refunding
                    Bonds, Series 2001, 5.125%, 6/01/26 - FSA Insured
                 Collins and Denton Counties, Frisco, Texas, General
                 Obligation Bonds, Series 2001:
         1,910      5.000%, 2/15/20 - FGIC Insured                                2/11 at 100.00              AA         1,965,619
         2,005      5.000%, 2/15/21 - FGIC Insured                                2/11 at 100.00              AA         2,059,877
         3,850   Dallas-Ft. Worth International Airport, Texas, Joint Revenue    11/11 at 100.00             AA-         3,615,497
                    Refunding and Improvement Bonds, Series 2001A, 5.500%,
                    11/01/35 - FGIC Insured (Alternative Minimum Tax)
         5,000   Decatur Hospital Authority, Texas, Revenue Bonds, Wise           9/14 at 100.00             N/R         4,055,150
                    Regional Health System, Series 2004A, 7.000%, 9/01/25
         4,040   Harris County, Texas, Tax and Revenue Certificates of            8/11 at 100.00             AAA         4,099,065
                    Obligation, Series 2001, 5.000%, 8/15/27
         6,000   Houston, Texas, Junior Lien Water and Sewerage System Revenue      No Opt. Call          AA (4)         7,033,800
                    Refunding Bonds, Series 2001B, 5.500%, 12/01/29 - MBIA
                    Insured (ETM)
         7,000   Houston, Texas, Subordinate Lien Airport System Revenue          7/09 at 100.00             AA-         7,005,180
                    Bonds, Series 1998B, 5.250%, 7/01/14 - FGIC Insured
                    (Alternative Minimum Tax)

80 Nuveen Investments

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 TEXAS (continued)
                 Houston, Texas, Subordinate Lien Airport System Revenue
                 Refunding Bonds, Series 2001A:
$        2,525      5.500%, 7/01/13 - FGIC Insured (Alternative Minimum Tax)      1/12 at 100.00             AA-   $     2,595,347
         2,905      5.500%, 7/01/14 - FGIC Insured (Alternative Minimum Tax)      1/12 at 100.00             AA-         2,960,631
        14,200   Hutto Independent School District, Williamson County, Texas,     8/16 at 100.00             AAA        13,710,242
                    General Obligation Bonds, Series 2007A, 4.750%, 8/01/43
                    (UB)
                 Jefferson County Health Facilities Development Corporation,
                 Texas, FHA-Insured Mortgage Revenue Bonds, Baptist
                 Hospital of Southeast Texas, Series 2001:
         8,500      5.400%, 8/15/31 - AMBAC Insured                               8/11 at 100.00               A         8,322,435
         8,500      5.500%, 8/15/41 - AMBAC Insured                               8/11 at 100.00               A         7,780,985
        10,700   Laredo Independent School District, Webb County, Texas,          8/11 at 100.00             AAA        10,919,350
                    General Obligation Refunding Bonds, Series 2001, 5.000%,
                    8/01/25
         2,500   Matagorda County Navigation District 1, Texas, Collateralized      No Opt. Call               A         1,970,750
                    Revenue Refunding Bonds, Houston Light and Power Company,
                    Series 1997, 5.125%, 11/01/28 - AMBAC Insured (Alternative
                    Minimum Tax)
         3,150   North Texas Thruway Authority, Second Tier System Revenue        1/18 at 100.00              A3         2,976,845
                    Refunding Bonds, Series 2008, 5.750%, 1/01/38
         3,045   Port of Houston Authority, Harris County, Texas, General        10/11 at 100.00             AAA         3,128,342
                    Obligation Port Improvement Bonds, Series 2001B, 5.500%,
                    10/01/17 - FGIC Insured (Alternative Minimum Tax)
         7,700   Tarrant County, Texas, Cultural & Educational Facilities         2/17 at 100.00             AA-         7,214,515
                    Financing Corporation, Texas, Revenue Bonds, Series 2007A,
                    5.000%, 2/15/36 (UB)
         9,840   Texas Department of Housing and Community Affairs,               7/11 at 100.00             AAA         9,209,256
                    Residential Mortgage Revenue Bonds, Series 2001A, 5.350%,
                    7/01/33 (Alternative Minimum Tax)
                 White Settlement Independent School District, Tarrant County,
                 Texas, General Obligation Bonds, Series 2006:
         9,110      0.000%, 8/15/37                                                8/15 at 31.98             AAA         1,758,230
         9,110      0.000%, 8/15/40                                                8/15 at 27.11             AAA         1,476,822
         7,110      0.000%, 8/15/44                                                8/15 at 21.88             AAA           905,316
-----------------------------------------------------------------------------------------------------------------------------------
       135,270   Total Texas                                                                                           110,813,716
-----------------------------------------------------------------------------------------------------------------------------------

                 UTAH - 0.6% (0.4% OF TOTAL INVESTMENTS)
                 Utah Housing Corporation, Single Family Mortgage Bonds,
                 Series 2001E:
         1,030      5.200%, 1/01/18 (Alternative Minimum Tax)                     7/11 at 100.00             AA-           993,909
           275      5.500%, 1/01/23 (Alternative Minimum Tax)                     7/11 at 100.00             Aaa           274,324
                 Utah Housing Corporation, Single Family Mortgage Bonds,
                 Series 2001F-1:
         1,465      4.950%, 7/01/18 (Alternative Minimum Tax)                     7/11 at 100.00             AA-         1,465,176
           385      5.300%, 7/01/23 (Alternative Minimum Tax)                     7/11 at 100.00             Aaa           380,180
-----------------------------------------------------------------------------------------------------------------------------------
         3,155   Total Utah                                                                                              3,113,589
-----------------------------------------------------------------------------------------------------------------------------------

                 VIRGINIA - 0.1% (0.1% OF TOTAL INVESTMENTS)
         1,000   Chesterfield County Health Center Commission, Virginia,         12/15 at 100.00             N/R           641,410
                    Mortgage Revenue Bonds, Lucy Corr Village, Series 2005,
                    5.375%, 12/01/28
-----------------------------------------------------------------------------------------------------------------------------------

                 WASHINGTON - 17.3% (11.1% OF TOTAL INVESTMENTS)
                 Bellingham Housing Authority, Washington, Housing Revenue
                 Bonds, Varsity Village Project, Series 2001A:
         1,000      5.500%, 12/01/27 - MBIA Insured                              12/11 at 100.00              A1         1,014,970
         2,000      5.600%, 12/01/36 - MBIA Insured                              12/11 at 100.00              A1         2,013,260

                                                           Nuveen Investments 81

    | Portfolio of INVESTMENTS April 30, 2009 (Unaudited)

     PRINCIPAL                                                                     OPTIONAL CALL
  AMOUNT (000)   DESCRIPTION (1)                                                   PROVISIONS (2)     RATINGS (3)            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 WASHINGTON (continued)
$       12,955   Port of Seattle, Washington, Passenger Facility Charge           6/09 at 101.00               A   $    12,991,404
                    Revenue Bonds, Series 1998B, 5.300%,12/01/16 - AMBAC
                    Insured (Alternative Minimum Tax)
                 Port of Seattle, Washington, Revenue Bonds, Series 2001B:
         2,535      5.625%, 4/01/18 - FGIC Insured (Alternative Minimum Tax)     10/11 at 100.00             Aa2         2,566,155
                      (UB)
        16,000      5.100%, 4/01/24 - FGIC Insured (Alternative Minimum Tax)      7/09 at 100.00             Aa2        15,306,720
                      (UB)
         2,090   Public Utility District 1, Benton County, Washington,           11/11 at 100.00             AAA         2,273,523
                    Electric Revenue Refunding Bonds, Series 2001A, 5.625%,
                    11/01/15 - FSA Insured
         5,680   Seattle, Washington, Municipal Light and Power Revenue           3/11 at 100.00             AAA         5,932,646
                    Refunding and Improvement Bonds, Series 2001, 5.500%,
                    3/01/18 - FSA Insured
         4,530   Tacoma, Washington, Solid Waste Utility Revenue Refunding       12/11 at 100.00          AA (4)         4,998,810
                    Bonds, Series 2001, 5.250%, 12/01/21(Pre-refunded
                    12/01/11) - AMBAC Insured
         3,720   Washington State Healthcare Facilities Authority, Revenue       10/11 at 100.00         Aa3 (4)         4,095,348
                    Bonds, Children's Hospital and Regional Medical Center,
                    Series 2001, 5.375%, 10/01/18 (Pre-refunded 10/01/11) -
                    AMBAC Insured
                 Washington State Healthcare Facilities Authority, Revenue
                 Bonds, Good Samaritan Hospital, Series 2001:
         5,480      5.500%, 10/01/21 (Pre-refunded 10/01/11) - RAAI Insured      10/11 at 101.00        BBB- (4)         6,102,528
        25,435      5.625%, 10/01/31 (Pre-refunded 10/01/11) - RAAI Insured      10/11 at 101.00        BBB- (4)        28,400,210
                 Washington State Healthcare Facilities Authority, Revenue
                 Bonds, Group Health Cooperative of Puget Sound, Series
                 2001:
         3,005      5.375%, 12/01/17 - AMBAC Insured                             12/11 at 101.00              AA         2,989,554
         2,915      5.375%, 12/01/18 - AMBAC Insured                             12/11 at 101.00              AA         2,862,472
-----------------------------------------------------------------------------------------------------------------------------------
        87,345   Total Washington                                                                                       91,547,600
-----------------------------------------------------------------------------------------------------------------------------------

                 WISCONSIN - 4.9% (3.2% OF TOTAL INVESTMENTS)
                 Appleton, Wisconsin, Waterworks Revenue Refunding Bonds,
                 Series 2001:
         3,705      5.375%, 1/01/20 (Pre-refunded 1/01/12) - FGIC Insured         1/12 at 100.00         N/R (4)         4,105,473
         1,850      5.000%, 1/01/21 (Pre-refunded 1/01/12) - FGIC Insured         1/12 at 100.00         N/R (4)         2,031,800
        12,250   La Crosse, Wisconsin, Pollution Control Revenue Refunding       12/09 at 101.00              A2        12,530,647
                    Bonds, Dairyland Power Cooperative, Series 1997B, 5.550%,
                    2/01/15 - AMBAC Insured
         1,000   Wisconsin Health and Educational Facilities Authority,           9/17 at 100.00            BBB+           716,919
                    Revenue Bonds, Franciscan Sisters of Christian Charity
                    HealthCare Ministry, Series 2007, 5.000%, 9/01/33
           350   Wisconsin Health and Educational Facilities Authority,          10/11 at 101.00             AA-           348,438
                    Revenue Bonds, Froedtert and Community Health Obligated
                    Group, Series 2001, 5.375%, 10/01/30
         3,650   Wisconsin Health and Educational Facilities Authority,          10/11 at 101.00         AA- (4)         4,046,353
                    Revenue Bonds, Froedtert and Community Health Obligated
                    Group, Series 2001, 5.375%, 10/01/30 (Pre-refunded
                    10/01/11)
         2,500   Wisconsin Health and Educational Facilities Authority,           2/12 at 100.00            BBB+         2,225,849
                    Revenue Bonds, Marshfield Clinic, Series 2001B, 6.000%,
                    2/15/25
            50   Wisconsin Health and Educational Facilities Authority,           8/13 at 100.00            BBB+            30,616
                    Revenue Bonds, Wheaton Franciscan Services Inc., Series
                    2003A, 5.125%, 8/15/33
-----------------------------------------------------------------------------------------------------------------------------------
        25,355   Total Wisconsin                                                                                        26,036,095
-----------------------------------------------------------------------------------------------------------------------------------
$      919,553   Total Municipal Bonds (cost $865,558,314)                                                             819,252,495
==============---------------------------------------------------------------------------------------------------------------------

82 Nuveen Investments

       SHARES    DESCRIPTION (1)                                                                                             VALUE
-----------------------------------------------------------------------------------------------------------------------------------
                 INVESTMENT COMPANIES - 0.3% (0.2% OF TOTAL INVESTMENTS)
        29,401   BlackRock MuniHoldings Fund Inc.                                                                  $       351,930
        26,880   Dreyfus Strategic Municipal Fund                                                                          187,085
        27,920   PIMCO Municipal Income Fund II                                                                            251,280
        42,020   Van Kampen Investment Grade Municipal Trust                                                               492,054
        19,260   Van Kampen Municipal Trust                                                                                219,564
-----------------------------------------------------------------------------------------------------------------------------------
                 Total Investment Companies (cost $1,846,128)                                                            1,501,913
                 ------------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $867,404,442) - 155.0%                                                        820,754,408
                 ------------------------------------------------------------------------------------------------------------------
                 Floating Rate Obligations - (12.6)%                                                                   (66,962,000)
                 ------------------------------------------------------------------------------------------------------------------
                 Other Assets Less Liabilities - 2.3%                                                                   12,733,249
                 ------------------------------------------------------------------------------------------------------------------
                 Auction Rate Preferred Shares, at Liquidation Value - (44.7)% (5)                                    (236,950,000)
                 ------------------------------------------------------------------------------------------------------------------
                 Net Assets Applicable to Common Shares - 100%                                                     $   529,575,657
                 ==================================================================================================================

(1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

(2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

      The Portfolio of Investments may reflect the ratings on certain bonds whose insurer has experienced downgrades as of the end of the reporting period. Please see the Portfolio Managers' Commentary for an expanded discussion of the affect on the Fund of changes to the ratings of certain bonds in the portfolio resulting from changes to the ratings of the underlying insurers both during the period and after period end.

(4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5) Auction Rate Preferred Shares, at Liquidation Value as a percentage of Total Investments is 28.9%

(6) The Fund's Adviser has concluded this issue is not likely to meet its future interest payment obligations intheir entirety and has directed the Fund's custo- dian to cease accruing additional income on the Fund's records.

N/R   Not rated.

(ETM) Escrowed to maturity.

(IF)  Inverse floating rate investment.

(UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140. See Notes to Financial Statements, Footnote 1 - Inverse Floating Rate Securities for more information.
                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 83

| Statement of ASSETS & LIABILITIES April 30, 2009 (Unaudited)

                                      PERFORMANCE      MUNICIPAL          MARKET        DIVIDEND        DIVIDEND         DIVIDEND
                                             PLUS      ADVANTAGE     OPPORTUNITY       ADVANTAGE     ADVANTAGE 2      ADVANTAGE 3
                                             (NPP)          (NMA)           (NMO)           (NAD)           (NXZ)            (NZF)
----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost
   $1,294,912,858,
   $938,166,767, $979,570,434,
   $849,180,842, $614,300,196
   and $867,404,442,
   respectively)                  $ 1,271,554,332  $ 894,209,897  $  931,400,462  $  796,895,985  $  596,766,911  $   820,754,408
Cash                                           --        143,611       2,073,225         265,375         291,296          107,356
Receivables:
   Dividend and interest               19,897,576     16,130,833      15,739,979      13,299,043      11,499,050       15,581,878
   Investments sold                     8,241,336        575,000       1,450,000       4,045,000         660,000               --
Deferred offering costs                        --             --              --              --       2,214,659               --
Other assets                              235,063        165,360         192,574         140,994          37,633          139,159
----------------------------------------------------------------------------------------------------------------------------------
     Total assets                   1,299,928,307    911,224,701     950,856,240     814,646,397     611,469,549      836,582,801
----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                          2,456,841             --              --              --              --               --
Floating rate obligations              52,540,000     49,023,333      23,290,000      49,300,000      19,385,000       66,962,000
Payables:
   Investments purchased                2,159,044             --              --              --              --               --
   Auction Rate Preferred share
     dividends                             29,948         20,848          19,413          22,879              --           20,416
   Common share dividends               3,317,343      2,462,774       2,524,846       2,462,876       2,067,517        2,642,566
   Offering costs                              --             --              --              --           9,195               --
Variable Rate Demand Preferred
   shares, at liquidation value                --             --              --              --     196,000,000               --
Accrued expenses:
   Management fees                        629,073        444,568         473,325         357,352         254,582          305,900
   Other                                  433,346        276,458         306,959         234,160          99,733          126,262
----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                 61,565,595     52,227,981      26,614,543      52,377,267     217,816,027       70,057,144
----------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares,
   at liquidation value               425,375,000    298,675,000     346,675,000     266,800,000              --      236,950,000
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                         $   812,987,712  $ 560,321,720  $  577,566,697  $  495,469,130  $  393,653,522  $   529,575,657
==================================================================================================================================
Common shares outstanding              59,914,073     43,214,524      45,557,788      39,287,298      29,436,352       40,378,174
==================================================================================================================================
Net asset value per Common
   share outstanding (net
   assets applicable to Common
   shares, divided by Common
   shares outstanding)            $         13.57  $       12.97  $        12.68  $        12.61  $        13.37  $         13.12
==================================================================================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
----------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value
   per share                      $       599,141  $     432,145  $      455,578  $      392,873  $      294,364  $       403,782
Paid-in surplus                       836,436,893    604,052,660     635,757,018     550,788,248     418,459,831      573,909,890
Undistributed
   (Over-distribution of) net
   investment income                    6,631,162      4,547,142       3,509,497       4,104,442         962,994        3,249,649
Accumulated net realized gain
   (loss) from investments and
   derivative transactions             (7,320,958)    (4,753,357)    (13,985,424)     (7,531,576)     (8,530,382)      (1,337,630)
Net unrealized appreciation
   (depreciation) of investments      (23,358,526)   (43,956,870)    (48,169,972)    (52,284,857)    (17,533,285)     (46,650,034)
----------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares                         $   812,987,712  $ 560,321,720  $  577,566,697  $  495,469,130  $  393,653,522  $   529,575,657
==================================================================================================================================
Authorized shares:
   Common                             200,000,000    200,000,000     200,000,000       Unlimited       Unlimited        Unlimited
   Auction Rate Preferred and
     Variable Rate Demand
     Preferred                          1,000,000      1,000,000       1,000,000       Unlimited       Unlimited        Unlimited
==================================================================================================================================

                                 See accompanying notes to financial statements.

84 Nuveen Investments

| Statement of OPERATIONS Six Months Ended April 30, 2009 (Unaudited)

                                    PERFORMANCE      MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                           PLUS      ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                           (NPP)          (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                  $ 35,451,724   $ 26,884,504   $ 27,745,372   $ 23,753,037   $ 18,164,779   $ 24,384,154
---------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                       3,737,148      2,676,460      2,843,890      2,296,205      1,791,994      2,397,103
Auction fees                            544,157        410,488        443,080        330,759         98,544        333,678
Dividend disbursing agent fees           24,790         24,795         19,836         14,877         22,316         14,877
Shareholders' servicing agent
   fees and expenses                     65,138         40,629         42,323          5,629          2,406          3,207
Interest expense and
   amortization of offering
   costs                                233,193        159,448         95,893        254,738      1,110,958        234,981
Liquidity fees                               --             --             --             --        752,757             --
Custodian's fees and expenses           112,277         71,912         89,259         63,458         58,301         69,375
Directors'/Trustees' fees and
   expenses                              24,260         17,229         18,378         14,668         11,283         15,363
Professional fees                        55,660         41,427         43,329         34,872         27,732         36,901
Shareholders' reports -
   printing and mailing expenses        127,835         88,616         98,274         76,224         55,434         76,014
Stock exchange listing fees              10,181          7,408          7,751          6,687          2,060          2,831
Investor relations expense               26,489         18,508         19,403         16,008         12,356         16,717
Other expenses                           32,816         26,938         27,955         17,977         11,293         18,503
---------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian
   fee credit and expense
   reimbursement                      4,993,944      3,583,858      3,749,371      3,132,102      3,957,434      3,219,550
   Custodian fee credit                  (2,199)       (33,289)       (18,295)       (27,824)        (7,747)       (33,218)
   Expense reimbursement                     --             --             --       (183,081)      (401,760)      (573,961)
---------------------------------------------------------------------------------------------------------------------------
Net expenses                          4,991,745      3,550,569      3,731,076      2,921,197      3,547,927      2,612,371
---------------------------------------------------------------------------------------------------------------------------
Net investment income                30,459,979     23,333,935     24,014,296     20,831,840     14,616,852     21,771,783
---------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                       (6,926,542)    (3,687,894)       792,099     (2,259,560)    (5,628,202)    (2,867,012)
   Futures                                   --             --             --             --             --      1,331,299
Change in net unrealized
   appreciation (depreciation) of:
   Investments                       53,658,986     36,305,101     14,724,498     31,224,119     23,490,316     38,052,984
   Futures                                   --             --             --             --             --        679,241
---------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
   gain (loss)                       46,732,444     32,617,207     15,516,597     28,964,559     17,862,114     37,196,512
---------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO AUCTION RATE
   PREFERRED SHAREHOLDERS
From net investment income           (2,430,415)    (1,855,157)    (1,952,287)    (1,441,651)            --     (1,491,294)
---------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common shares
   from distributions to
   Auction Rate Preferred
   shareholders                      (2,430,415)    (1,855,157)    (1,952,287)    (1,441,651)            --     (1,491,294)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations          $ 74,762,008   $ 54,095,985   $ 37,578,606   $ 48,354,748   $ 32,478,966   $ 57,477,001
---------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 85

| Statement of CHANGES in NET ASSETS(Unaudited)

                                       PERFORMANCE PLUS (NPP)        MUNICIPAL ADVANTAGE (NMA)        MARKET OPPORTUNITY (NMO)
                                   -----------------------------   -----------------------------   -----------------------------
                                      SIX MONTHS            YEAR      SIX MONTHS            YEAR      SIX MONTHS            YEAR
                                           ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                         4/30/09        10/31/08         4/30/09        10/31/08         4/30/09        10/31/08
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $  30,459,979   $  60,898,881   $  23,333,935   $  46,529,938   $  24,014,296   $  47,049,012
Net realized gain (loss) from:
   Investments                        (6,926,542)       (328,499)     (3,687,894)     (1,136,012)        792,099      (1,618,281)
   Forward swaps                              --              --              --              --              --              --
   Futures                                    --              --              --              --              --              --
Change in net unrealized
   appreciation (depreciation)
   of:
   Investments                        53,658,986    (153,071,771)     36,305,101    (130,946,869)     14,724,498    (116,402,236)
   Forward swaps                              --              --              --              --              --              --
   Futures                                    --              --              --              --              --              --
Distributions to Auction Rate
   Preferred shareholders:
   From net investment income         (2,430,415)    (17,368,890)     (1,855,157)    (12,897,786)     (1,952,287)    (13,956,934)
   From accumulated net
     realized gains                           --              --              --        (363,253)             --              --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations             74,762,008    (109,870,279)     54,095,985     (98,813,982)     37,578,606     (84,928,439)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income           (22,270,065)    (41,700,208)    (17,376,560)    (33,361,611)    (17,357,522)    (33,302,749)
From accumulated net realized
   gains                                      --              --              --      (1,028,506)             --              --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common shares
   from distributions to Common
   shareholders                      (22,270,065)    (41,700,208)    (17,376,560)    (34,390,117)    (17,357,522)    (33,302,749)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due
   to reinvestment of
   distributions                              --              --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from capital share
   transactions                               --              --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares                             52,491,943    (151,570,487)     36,719,425    (133,204,099)     20,221,084    (118,231,188)
Net assets applicable to Common
   shares at the beginning of
   period                            760,495,769     912,066,256     523,602,295     656,806,394     557,345,613     675,576,801
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period     $ 812,987,712   $ 760,495,769   $ 560,321,720   $ 523,602,295   $ 577,566,697   $ 557,345,613
=================================================================================================================================
Undistributed
   (Over-distribution of) net
   investment income at the end
   of period                       $   6,631,162   $     871,663   $   4,547,142   $     444,924   $   3,509,497   $  (1,194,990)
=================================================================================================================================

                                 See accompanying notes to financial statements.

86 Nuveen Investments

                                      DIVIDEND ADVANTAGE (NAD)       DIVIDEND ADVANTAGE 2 (NXZ)      DIVIDEND ADVANTAGE 3 (NZF)
                                   -----------------------------   -----------------------------   -----------------------------
                                      SIX MONTHS            YEAR      SIX MONTHS            YEAR      SIX MONTHS            YEAR
                                           ENDED           ENDED           ENDED           ENDED           ENDED           ENDED
                                         4/30/09        10/31/08         4/30/09        10/31/08         4/30/09        10/31/08
---------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income              $  20,831,840   $  41,327,650   $  14,616,852   $  30,875,115   $  21,771,783   $  42,950,481
Net realized gain (loss) from:
   Investments                        (2,259,560)      1,445,057      (5,628,202)      3,731,159      (2,867,012)     (3,045,414)
   Forward swaps                              --              --              --              --              --       2,733,000
   Futures                                    --              --              --              --       1,331,299         865,654
Change in net unrealized
   appreciation (depreciation)
   of:
   Investments                        31,224,119    (124,805,304)     23,490,316     (86,311,451)     38,052,984    (117,423,115)
   Forward swaps                              --              --              --              --              --      (1,472,119)
   Futures                                    --              --              --              --         679,241        (679,241)
Distributions to Auction Rate
   Preferred shareholders:
   From net investment income         (1,441,651)    (10,685,162)             --      (6,026,331)     (1,491,294)    (11,064,289)
   From accumulated net
     realized gains                           --              --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from operations             48,354,748     (92,717,759)     32,478,966     (57,731,508)     57,477,001     (87,135,043)
---------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income           (15,439,910)    (30,223,720)    (12,891,302)    (25,763,976)    (16,462,182)    (31,212,328)
From accumulated net realized
   gains                                      --              --              --              --              --              --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common shares
   from distributions to Common
   shareholders                      (15,439,910)    (30,223,720)    (12,891,302)    (25,763,976)    (16,462,182)    (31,212,328)
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due
   to reinvestment of
   distributions                              --              --         126,288         443,496              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares from capital share
   transactions                               --              --         126,288         443,496              --              --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net
   assets applicable to Common
   shares                             32,914,838    (122,941,479)     19,713,952     (83,051,988)     41,014,819    (118,347,371)
Net assets applicable to Common
   shares at the beginning of
   period                            462,554,292     585,495,771     373,939,570     456,991,558     488,560,838     606,908,209
---------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period     $ 495,469,130   $ 462,554,292   $ 393,653,522   $ 373,939,570   $ 529,575,657   $ 488,560,838
=================================================================================================================================
Undistributed
   (Over-distribution of)net
   investment income at the end
   of period                       $   4,104,442   $     154,163   $     962,994   $    (762,556)  $   3,249,649   $    (568,658)
=================================================================================================================================

                                 See accompanying notes to financial statements.

                                                           Nuveen Investments 87

| Statement of CASH FLOWS Six Months Ended April 30, 2009 (Unaudited)

                                                                                                DIVIDEND         DIVIDEND
                                                                                               ADVANTAGE      ADVANTAGE 2
                                                                                                    (NAD)            (NXZ)
--------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHARES FROM OPERATIONS         $   48,354,748   $   32,478,966
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
   Purchases of investments                                                                  (32,080,639)     (23,383,891)
   Proceeds from sales and maturities of investments                                          14,925,175        6,393,233
   Proceeds from (Purchases of) short-term investments, net                                   15,335,000        4,680,000
   Amortization (Accretion) of premiums and discounts, net                                    (3,443,849)        (679,755)
   (Increase) Decrease in receivable for dividend and interest                                  (941,853)        (466,290)
   (Increase) Decrease in receivable for investments sold                                     (4,045,000)      11,840,502
   (Increase) Decrease in other assets                                                           (49,233)          23,902
   Increase (Decrease) in payable for investments purchased                                           --       (7,746,444)
   Increase (Decrease) in payable for Auction Rate Preferred share dividends                     (41,581)              --
   Increase (Decrease) in accrued management fees                                                    (90)          21,412
   Increase (Decrease) in accrued other liabilities                                              (11,900)          84,957
   Net realized (gain) loss from investments                                                   2,259,560        5,628,202
   Change in net unrealized (appreciation) depreciation of investments                       (31,224,119)     (23,490,316)
   Taxes paid on undistributed capital gains                                                          --         (118,199)
--------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) operating activities                                         9,036,219        5,266,279
==========================================================================================================================
CASH FLOWS FROM FINANCING ACTIVITIES:
Increase (Decrease) in cash overdraft balance                                                         --         (182,797)
Increase (Decrease) in floating rate obligations                                                 560,000        8,140,000
Cash distributions paid to Common shareholders                                               (15,430,946)     (12,756,675)
(Increase) Decrease in deferred offering costs                                                        --           37,516
Increase (Decrease) in payable for offering costs                                                     --         (213,027)
--------------------------------------------------------------------------------------------------------------------------
   Net cash provided by (used in) financing activities                                       (14,870,946)      (4,974,983)
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN CASH                                                               (5,834,727)         291,296
Cash at the beginning of period                                                                6,100,102               --
--------------------------------------------------------------------------------------------------------------------------
CASH AT THE END OF PERIOD                                                                 $      265,375   $      291,296
==========================================================================================================================

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Non-cash financing activities not included herein consist of reinvestments of Common share distributions of $126,288 for Dividend Advantage 2 (NXZ). Cash paid for interest (excluding amortization of offering costs, where applicable) was as follows:

                                                                                                DIVIDEND         DIVIDEND
                                                                                               ADVANTAGE      ADVANTAGE 2
                                                                                                    (NAD)            (NXZ)
--------------------------------------------------------------------------------------------------------------------------
                                                                                          $      254,738   $    1,073,442
==========================================================================================================================

                                 See accompanying notes to financial statements.

88 Nuveen Investments

| Notes to FINANCIAL STATEMENTS(Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Performance Plus Municipal Fund, Inc. (NPP), Nuveen Municipal Advantage Fund, Inc. (NMA), Nuveen Municipal Market Opportunity Fund, Inc. (NMO), Nuveen Dividend Advantage Municipal Fund (NAD), Nuveen Dividend Advantage Municipal Fund 2 (NXZ) and Nuveen Dividend Advantage Municipal Fund 3
(NZF) (collectively, the "Funds"). Performance Plus (NPP), Municipal Advantage
(NMA), Market Opportunity (NMO) and Dividend Advantage (NAD) are traded on the New York Stock Exchange while Dividend Advantage 2 (NXZ) and Dividend Advantage 3 (NZF) are traded on the NYSE Amex (formerly, American Stock Exchange). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, management investment companies.

Each Fund seeks to provide current income exempt from regular federal income tax by investing primarily in a portfolio of municipal obligations issued by state and local government authorities or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with US generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or, in the absence of such a price, at the mean of the bid and asked prices. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular investment or derivative instrument, the Board of Directors/Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2009, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any. Dividend income, if any, is recorded on the ex-dividend date.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

                                                           Nuveen Investments 89

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from US generally accepted accounting principles.

Auction Rate Preferred Shares

The following Funds have issued and outstanding Auction Rate Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Auction Rate Preferred shares are issued in more than one Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. As of April 30, 2009, the number of Auction Rate Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                      PERFORMANCE       MUNICIPAL          MARKET        DIVIDEND        DIVIDEND
                             PLUS       ADVANTAGE     OPPORTUNITY       ADVANTAGE     ADVANTAGE 3
                             (NPP)           (NMA)           (NMO)           (NAD)           (NZF)
--------------------------------------------------------------------------------------------------
Number of shares:
   Series M                 3,553           2,503           3,649           3,618              --
   Series T                 3,552           2,503           3,648           3,617              --
   Series W                 3,551           2,502           2,920              --           3,159
   Series TH                2,806           1,936              --           3,437           3,159
   Series F                 3,553           2,503           3,650              --           3,160
--------------------------------------------------------------------------------------------------
Total                      17,015          11,947          13,867          10,672           9,478
==================================================================================================

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Auction Rate Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear," and that many Auction Rate Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Auction Rate Preferred shareholders unable to sell their shares received distributions at the "maximum rate" applicable to failed auctions as calculated in accordance with the pre-established terms of the Auction Rate Preferred shares.

90 Nuveen Investments

These developments have generally not affected the portfolio management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will likely be higher, at least temporarily, than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been. As of April 30, 2009, the aggregate amount of outstanding Auction Rate Preferred shares redeemed by each Fund is as follows:

                                     PERFORMANCE     MUNICIPAL        MARKET      DIVIDEND      DIVIDEND      DIVIDEND
                                            PLUS     ADVANTAGE   OPPORTUNITY     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                            (NPP)         (NMA)         (NMO)         (NAD)         (NXZ)         (NZF)
-----------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares
   redeemed, at liquidation value   $ 53,625,000  $ 59,325,000  $ 33,325,000  $ 28,200,000  $222,000,000  $ 75,050,000
=======================================================================================================================

Variable Rate Demand Preferred Shares

On August 7, 2008, Dividend Advantage 2 (NXZ) issued 1,960 Series 1 Variable Rate Demand Preferred shares, $100,000 liquidation value per share, in a privately negotiated offering. Proceeds of this offering along with the proceeds from the Fund's creation of tender option bonds (TOBs), also known as "floaters" or floating rate obligations, were used to redeem all of the Fund's outstanding Auction Rate Preferred shares totaling $222,000,000. The Variable Rate Demand Preferred shares were offered to institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, have a maturity date of August 1, 2038 and include a liquidity feature that allows the Variable Rate Demand Preferred shareholders to have their shares purchased by the liquidity provider in the event that sell orders are not matched with purchase orders in a remarketing. Dividends on the Variable Rate Demand Preferred shares (which are treated as interest payments for financial reporting purposes) are set weekly at a rate established by a remarketing agent; therefore, the liquidation value of the Variable Rate Demand Preferred shares approximates fair value.

Subject to certain conditions, Variable Rate Demand Preferred shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also redeem certain of the Variable Rate Demand Preferred shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends.

Dividend Advantage 2 (NXZ) had all of its $196,000,000 Variable Rate Demand Preferred shares outstanding for the six months ended April 30, 2009, with an annualized interest rate of 1.02%.

For financial reporting purposes only, the liquidation value of Variable Rate Demand Preferred shares is recorded as a liability on the Statement of Assets and Liabilities and the dividends paid on the Variable Rate Demand Preferred shares are included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations. In addition to interest expense, the Fund also paid a per annum liquidity fee which is recognized as "Liquidity fees" on the Statement of Operations.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as "(IF) - Inverse floating rate investment." An investment in a self-deposited inverse floater is accounted for as a financing transaction in accordance Statement of Financial Accounting Standards No. 140 (SFAS No. 140) "Accounting for Transfers and Servicing of Financial Assets Extinguishment of Liabilities." In such instances, a fixed-rate bond deposited into a special purpose trust is identified in Portfolio of Investments as "(UB) - Underlying bond of an inverse floating rate trust," with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund

                                                           Nuveen Investments 91

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

reflects in "Investment Income" the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates is included as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

During the six months ended April 30, 2009, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery swap") (such agreements referred to herein as "Recourse Trusts") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund's potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund's inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as "Unrealized depreciation on Recourse Trusts" on the Statement of Assets and Liabilities.

At April 30, 2009, each Fund's maximum exposure to externally-deposited Recourse Trusts, is as follows:

                                       PERFORMANCE      MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                              PLUS      ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                              (NPP)          (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
------------------------------------------------------------------------------------------------------------------------------
Maximum exposure to Recourse Trusts  $  18,750,000  $  18,526,650  $   7,500,000  $  11,250,000  $  18,526,650  $   7,276,650
==============================================================================================================================

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended April 30, 2009, were as follows:

                                       PERFORMANCE      MUNICIPAL         MARKET       DIVIDEND       DIVIDEND       DIVIDEND
                                              PLUS      ADVANTAGE    OPPORTUNITY      ADVANTAGE    ADVANTAGE 2    ADVANTAGE 3
                                              (NPP)          (NMA)          (NMO)          (NAD)          (NXZ)          (NZF)
------------------------------------------------------------------------------------------------------------------------------
Average floating rate obligations      $41,469,470    $30,643,748    $17,718,867    $48,899,972    $15,415,000    $42,457,166
Average annual interest rate and fees        1.13%          1.05%          1.09%          1.05%          1.10%          1.12%
==============================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. None of the Funds invested in forward interest rate swap transactions during the six months ended April 30, 2009.

92 Nuveen Investments

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized on the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin, when applicable. Dividend Advantage 3 (NZF) invested in futures contracts during the six months ended April 30, 2009.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Market and Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (credit risk). Similar to credit risk, each Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to credit risk, consist principally of cash due from counterparties on forward, option and swap transactions. The extent of each Fund's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage credit risk by entering into agreements only with counterparties Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments Inc. ("Nuveen"), believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs

Costs incurred by Dividend Advantage 2 (NXZ) in connection with its offering of the Variable Rate Demand Preferred shares ($2,270,000) were recorded as a deferred charge which will be amortized over the 30-year life of the shares and are recognized as a component of "Interest expense and amortization of offering costs" on the Statement of Operations.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

                                                           Nuveen Investments 93

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Use of Estimates

The preparation of financial statements in conformity with US generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FAIR VALUE MEASUREMENTS

During the current fiscal period, the Funds adopted the provisions of Statement of Financial Accounting Standards No. 157 (SFAS No. 157) "Fair Value Measurements." SFAS No. 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosure about fair value measurements. In determining the value of each Fund's investments various inputs are used. These inputs are summarized in the three broad levels listed below:

      Level 1 - Quoted prices in active markets for identical securities.

      Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

      Level 3 - Significant unobservable inputs (including management's assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund's fair value measurements as of April 30, 2009:

PERFORMANCE PLUS (NPP)          LEVEL 1          LEVEL 2     LEVEL 3             TOTAL
--------------------------------------------------------------------------------------
Investments                 $        --  $ 1,271,554,332  $       --  $  1,271,554,332
======================================================================================
MUNICIPAL ADVANTAGE (NMA)       LEVEL 1          LEVEL 2     LEVEL 3             TOTAL
--------------------------------------------------------------------------------------
Investments                 $        --  $   894,209,897  $       --  $    894,209,897
======================================================================================
MARKET OPPORTUNITY (NMO)        LEVEL 1          LEVEL 2     LEVEL 3             TOTAL
--------------------------------------------------------------------------------------
Investments                 $        --  $   931,400,462  $       --  $    931,400,462
======================================================================================
DIVIDEND ADVANTAGE (NAD)        LEVEL 1          LEVEL 2     LEVEL 3             TOTAL
--------------------------------------------------------------------------------------
Investments                 $   456,627  $   796,439,358  $       --  $    796,895,985
======================================================================================
DIVIDEND ADVANTAGE 2 (NXZ)      LEVEL 1          LEVEL 2     LEVEL 3             TOTAL
--------------------------------------------------------------------------------------
Investments                 $        --  $   596,766,911  $       --  $    596,766,911
======================================================================================
DIVIDEND ADVANTAGE 3 (NZF)      LEVEL 1          LEVEL 2     LEVEL 3             TOTAL
--------------------------------------------------------------------------------------
Investments                 $ 1,501,913  $   819,252,495  $       --  $    820,754,408
======================================================================================

3. FUND SHARES

Common Shares

On July 30, 2008, the Funds' Board of Directors/Trustees approved an open-market share repurchase program under which each Fund may repurchase an aggregate of up to approximately 10% of its outstanding Common shares. The Funds did not repurchase any of their Common shares during the six months ended April 30, 2009, or the fiscal year ended October 31, 2008.

94 Nuveen Investments

Transactions in Common shares were as follows:

                                                                            MUNICIPAL                  MARKET
                                            PERFORMANCE PLUS (NPP)       ADVANTAGE (NMA)          OPPORTUNITY (NMO)
                                          -------------------------  -----------------------  ------------------------
                                            SIX MONTHS         YEAR    SIX MONTHS       YEAR    SIX MONTHS        YEAR
                                                 ENDED        ENDED         ENDED      ENDED         ENDED       ENDED
                                               4/30/09     10/31/08       4/30/09   10/31/08       4/30/09    10/31/08
----------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders due
   to reinvestment of distributions                 --           --            --         --            --          --
======================================================================================================================

                                                   DIVIDEND                 DIVIDEND                  DIVIDEND
                                               ADVANTAGE (NAD)          ADVANTAGE 2 (NXZ)         ADVANTAGE 3 (NZF)
                                          -------------------------  -----------------------  ------------------------
                                            SIX MONTHS         YEAR    SIX MONTHS       YEAR    SIX MONTHS        YEAR
                                                 ENDED        ENDED         ENDED      ENDED         ENDED       ENDED
                                               4/30/09     10/31/08       4/30/09   10/31/08       4/30/09    10/31/08
----------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders due
   to reinvestment of distributions                 --           --        10,026     29,827            --          --
======================================================================================================================

Preferred Shares

Transactions in Auction Rate Preferred shares were as follows:

                                           PERFORMANCE PLUS (NPP)                         MUNICIPAL ADVANTAGE (NMA)
                               ---------------------------------------------  ------------------------------------------------
                                     SIX MONTHS                YEAR                  SIX MONTHS                YEAR
                                        ENDED                  ENDED                    ENDED                  ENDED
                                       4/30/09               10/31/08                  4/30/09                10/31/08
------------------------------------------------------------------------------------------------------------------------------
                                SHARES        AMOUNT    SHARES        AMOUNT     SHARES        AMOUNT     SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares
   redeemed:
   Series M                        119  $  2,975,000       328  $  8,200,000        360  $  9,000,000        137  $  3,425,000
   Series T                        119     2,975,000       329     8,225,000        360     9,000,000        137     3,425,000
   Series W                        120     3,000,000       329     8,225,000        361     9,025,000        137     3,425,000
   Series TH                        94     2,350,000       260     6,500,000        278     6,950,000        106     2,650,000
   Series F                        119     2,975,000       328     8,200,000        360     9,000,000        137     3,425,000
------------------------------------------------------------------------------------------------------------------------------
Total                              571  $ 14,275,000     1,574  $ 39,350,000      1,719  $ 42,975,000        654  $ 16,350,000
==============================================================================================================================

                                           MARKET OPPORTUNITY (NMO)                        DIVIDEND ADVANTAGE (NAD)
                               ---------------------------------------------  ------------------------------------------------
                                     SIX MONTHS                YEAR                  SIX MONTHS                YEAR
                                        ENDED                  ENDED                    ENDED                  ENDED
                                       4/30/09               10/31/08                  4/30/09                10/31/08
------------------------------------------------------------------------------------------------------------------------------
                                SHARES        AMOUNT     SHARES       AMOUNT     SHARES        AMOUNT     SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares
   redeemed:
   Series M                        158  $  3,950,000        193 $  4,825,000         --          $ --        382  $  9,550,000
   Series T                        159     3,975,000        193    4,825,000         --            --        383     9,575,000
   Series W                        126     3,150,000        154    3,850,000         --            --         --            --
   Series TH                        --            --         --           --         --            --        363     9,075,000
   Series F                        157     3,925,000        193    4,825,000         --            --         --            --
------------------------------------------------------------------------------------------------------------------------------
Total                              600  $ 15,000,000        733 $ 18,325,000         --          $ --      1,128  $ 28,200,000
==============================================================================================================================

                                           DIVIDEND ADVANTAGE 2 (NXZ)                     DIVIDEND ADVANTAGE 3 (NZF)
                               ---------------------------------------------  ------------------------------------------------
                                     SIX MONTHS                YEAR                  SIX MONTHS                  YEAR
                                        ENDED                  ENDED                    ENDED                    ENDED
                                       4/30/09               10/31/08                  4/30/09                 10/31/08
------------------------------------------------------------------------------------------------------------------------------
                                SHARES        AMOUNT    SHARES        AMOUNT     SHARES        AMOUNT     SHARES        AMOUNT
------------------------------------------------------------------------------------------------------------------------------
Auction Rate Preferred shares
   redeemed:
   Series M                         --          $ --     3,000  $ 75,000,000         --  $         --         --  $         --
   Series T                         --            --     3,000    75,000,000         --            --         --            --
   Series W                         --            --        --            --        451    11,275,000        550    13,750,000
   Series TH                        --            --        --            --        451    11,275,000        550    13,750,000
   Series F                         --            --     2,880    72,000,000        451    11,275,000        549    13,725,000
------------------------------------------------------------------------------------------------------------------------------
Total                               --          $ --     8,880  $222,000,000      1,353  $ 33,825,000      1,649  $ 41,225,000
==============================================================================================================================

                                                           Nuveen Investments 95

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

Transactions in Variable Rate Demand Preferred shares were as follows:

                                                             DIVIDEND ADVANTAGE 2 (NXZ)
                                                ---------------------------------------------------
                                                       SIX MONTHS                    YEAR
                                                          ENDED                     ENDED
                                                         4/30/09                   10/31/08
                                                ---------------------------------------------------
                                                  SHARES         AMOUNT      SHARES          AMOUNT
---------------------------------------------------------------------------------------------------
Variable Rate Demand Preferred shares issued:
   Series 1                                           --           $ --       1,960   $ 196,000,000
===================================================================================================

4. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended April 30, 2009, were as follows:

                       PERFORMANCE     MUNICIPAL        MARKET      DIVIDEND      DIVIDEND      DIVIDEND
                              PLUS     ADVANTAGE   OPPORTUNITY     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                              (NPP)         (NMA)         (NMO)         (NAD)         (NXZ)         (NZF)
---------------------------------------------------------------------------------------------------------
Purchases             $ 21,076,115  $ 27,748,419  $ 14,150,369  $ 32,080,639  $ 23,383,891  $ 10,611,246
Sales and maturities    23,551,000    46,280,908    21,044,778    14,925,175     6,393,233     9,583,662
=========================================================================================================

5. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No. 140, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2009, the cost of investments was as follows:

                         PERFORMANCE        MUNICIPAL           MARKET         DIVIDEND         DIVIDEND         DIVIDEND
                                PLUS        ADVANTAGE      OPPORTUNITY        ADVANTAGE      ADVANTAGE 2      ADVANTAGE 3
                                (NPP)            (NMA)            (NMO)            (NAD)            (NXZ)            (NZF)
--------------------------------------------------------------------------------------------------------------------------
Cost of investments  $ 1,241,000,907  $   887,433,991  $   955,892,407  $   798,833,628  $   593,992,681  $   800,500,531
==========================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2009, were as follows:

                               PERFORMANCE       MUNICIPAL          MARKET        DIVIDEND        DIVIDEND        DIVIDEND
                                      PLUS       ADVANTAGE     OPPORTUNITY       ADVANTAGE     ADVANTAGE 2     ADVANTAGE 3
                                      (NPP)           (NMA)           (NMO)           (NAD)           (NXZ)           (NZF)
---------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation              $  61,994,121   $  34,725,516   $  42,209,301   $  31,565,665   $  28,541,404   $  28,119,056
   Depreciation                (83,992,006)    (76,964,283)    (89,987,878)    (82,802,021)    (45,175,147)    (74,718,405)
---------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation
   (depreciation) of
   investments               $ (21,997,885)  $ (42,238,767)  $ (47,778,577)  $ (51,236,356)  $ (16,633,743)  $ (46,599,349)
===========================================================================================================================

96 Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at October 31, 2008, the Funds' last tax year end, were as follows:

                                            PERFORMANCE     MUNICIPAL        MARKET      DIVIDEND      DIVIDEND      DIVIDEND
                                                   PLUS     ADVANTAGE   OPPORTUNITY     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                   (NPP)         (NMA)         (NMO)         (NAD)         (NXZ)         (NZF)
------------------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *      $  3,489,193  $  1,437,801  $  1,322,949  $  1,215,719  $    164,196  $  1,724,493
Undistributed net ordinary income **             60,857       126,563           198            --       347,635       311,541
Undistributed net long-term capital
   gains                                             --            --            --            --            --            --
==============================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on October 1, 2008, paid on November 3, 2008.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended October 31, 2008, was designated for purposes of the dividends paid deduction as follows:

                                            PERFORMANCE     MUNICIPAL        MARKET      DIVIDEND      DIVIDEND      DIVIDEND
                                                   PLUS     ADVANTAGE   OPPORTUNITY     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                   (NPP)         (NMA)         (NMO)         (NAD)         (NXZ)         (NZF)
------------------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income   $ 58,938,252  $ 46,196,128  $ 47,134,373  $ 40,676,616  $ 33,466,437  $ 42,267,778
Distributions from net ordinary income **            --            --            --       171,088            --            --
Distributions from net long-term capital
   gains                                             --     1,389,990            --            --            --            --
==============================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At October 31, 2008, the Funds' last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                            PERFORMANCE     MUNICIPAL        MARKET      DIVIDEND      DIVIDEND      DIVIDEND
                                                   PLUS     ADVANTAGE   OPPORTUNITY     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                                                   (NPP)         (NMA)         (NMO)         (NAD)         (NXZ)         (NZF)
------------------------------------------------------------------------------------------------------------------------------
Expiration:
   October 31, 2011                        $         --  $         --  $  7,158,110  $  4,594,300  $         --  $         --
   October 31, 2012                                  --            --       973,824            --            --            --
   October 31, 2013                                  --            --            --       104,762       177,536            --
   October 31, 2014                                  --            --     3,141,529            --     1,882,135            --
   October 31, 2015                             105,896            --     1,902,879            --       961,027       347,417
   October 31, 2016                             443,483       876,507     1,398,166            --            --            --
------------------------------------------------------------------------------------------------------------------------------
Total                                      $    549,379  $    876,507  $ 14,574,508  $  4,699,062  $  3,020,698  $    347,417
==============================================================================================================================

Dividend Advantage (NAD) had $7,670,294 of its capital loss carryforward expire on October 31, 2008.

6. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

                                                           Nuveen Investments 97

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares) of each Fund as follows:

                                                          PERFORMANCE PLUS (NPP)
                                                       MUNICIPAL ADVANTAGE (NMA)
                                                        MARKET OPPORTUNITY (NMO)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                                        DIVIDEND ADVANTAGE (NAD)
                                                      DIVIDEND ADVANTAGE 2 (NXZ)
                                                      DIVIDEND ADVANTAGE 3 (NZF)
AVERAGE DAILY NET ASSETS (1)                                FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund net assets managed as stated in the following table. As of April 30, 2009, the complex-level fee rate was .1998%.

98 Nuveen Investments

The complex-level fee schedule is as follows:

COMPLEX-LEVEL NET ASSET BREAKPOINT LEVEL (1)  EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate daily managed net assets of all Nuveen funds, with such daily managed net assets defined separately for each fund in its management agreement, but excluding assets attributable to investments in other Nuveen funds. For the complex-level and fund-level fee components, daily managed net assets includes assets managed by the Adviser that are attributable to each fund's use of financial leverage. For these purposes, financial leverage includes the funds' use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust's issuance of floating rate securities, subject to an agreement by the Adviser to limit the amount of such assets for determining managed net assets in certain circumstances.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of Dividend Advantage's (NAD) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
JULY 31,                                       JULY 31,
--------------------------------------------------------------------------------
1999*                        .30%              2005                         .25%
2000                         .30               2006                         .20
2001                         .30               2007                         .15
2002                         .30               2008                         .10
2003                         .30               2009                         .05
2004                         .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage (NAD) for any portion of its fees and expenses beyond July 31, 2009.

For the first ten years of Dividend Advantage 2's (NXZ) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
MARCH 31,                                      MARCH 31,
--------------------------------------------------------------------------------
2001*                        .30%              2007                         .25%
2002                         .30               2008                         .20
2003                         .30               2009                         .15
2004                         .30               2010                         .10
2005                         .30               2011                         .05
2006                         .30
================================================================================

* From the commencement of operations.

                                                           Nuveen Investments 99

| Notes to FINANCIAL STATEMENTS (continued) (Unaudited)

The Adviser has not agreed to reimburse Dividend Advantage 2 (NXZ) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of Dividend Advantage 3's (NZF) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                    YEAR ENDING
SEPTEMBER 30,                                  SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                        .30%              2007                         .25%
2002                         .30               2008                         .20
2003                         .30               2009                         .15
2004                         .30               2010                         .10
2005                         .30               2011                         .05
2006                         .30
================================================================================

*     From the commencement of operations.

The Adviser has not agreed to reimburse Dividend Advantage 3 (NZF) for any portion of its fees and expenses beyond September 30, 2011.

7. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161 (SFAS No. 161) In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. As of April 30, 2009, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

Financial Accounting Standards Board Staff Position No. 157-4 (FSP No. 157-4) On April 9, 2009, the Financial Accounting Standards Board issued FSP No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly." FSP No. 157-4 provides additional guidance for estimating fair value in accordance with SFAS No. 157, "Fair Value Measurements," when the volume and level of activity for the asset or liability have significantly decreased. FSP No. 157-4 also requires additional disaggregation of the current SFAS No. 157 required disclosures. FSP No. 157-4 is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. At this time, management is evaluating the implications of FSP No. 157-4 and the impact it will have on the financial statement disclosures.

100 Nuveen Investments

8. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on June 1, 2009, to shareholders of record on May 15, 2009, as follows:

                     PERFORMANCE     MUNICIPAL        MARKET      DIVIDEND      DIVIDEND      DIVIDEND
                            PLUS     ADVANTAGE   OPPORTUNITY     ADVANTAGE   ADVANTAGE 2   ADVANTAGE 3
                            (NPP)         (NMA)         (NMO)         (NAD)         (NXZ)         (NZF)
-------------------------------------------------------------------------------------------------------
Dividend per share  $      .0680  $      .0715  $      .0690  $      .0715  $      .0730  $      .0735
=======================================================================================================

Auction Participation Fees

Effective May 1, 2009, auction participation fees for Nuveen Auction Rate Preferred shares with respect to auctions that have failed have been reduced from 25 bps (annualized) to 15 bps (annualized). All auction participants have signed new agreements incorporating this change.

                                                          Nuveen Investments 101

| Financial HIGHLIGHTS(Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                Investment Operations
                                        --------------------------------------------------------------------
                                                                   Distributions   Distributions
                                                                        from Net            from
                            Beginning                                 Investment         Capital
                               Common                        Net       Income to        Gains to
                                Share          Net     Realized/    Auction Rate    Auction Rate
                            Net Asset   Investment    Unrealized       Preferred       Preferred
                                Value       Income   Gain (Loss)    Shareholders+   Shareholders+      Total
-------------------------------------------------------------------------------------------------------------
PERFORMANCE PLUS (NPP)
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                     $   12.69   $      .51   $       .78   $        (.04)  $          --   $    1.25
2008                            15.22         1.02         (2.56)           (.29)             --       (1.83)
2007                            15.78          .99          (.47)           (.27)           (.01)        .24
2006                            15.51         1.00           .38            (.25)             --        1.13
2005                            15.87         1.02          (.26)           (.16)             --         .60
2004                            15.45         1.04           .42            (.07)             --        1.39

MUNICIPAL ADVANTAGE (NMA)
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                         12.12          .54           .75            (.04)             --        1.25
2008                            15.20         1.08         (3.06)           (.30)           (.01)      (2.29)
2007                            15.88         1.07          (.63)           (.29)             --         .15
2006                            15.70         1.08           .27            (.26)             --        1.09
2005                            16.02         1.09          (.24)           (.16)             --         .69
2004                            15.62         1.11           .41            (.08)             --        1.44
=============================================================================================================

                                       Less Distributions
                            ---------------------------------------
                                      Net
                               Investment       Capital                     Ending
                                Income to      Gains to                     Common
                                   Common        Common                      Share         Ending
                                   Share-        Share-                  Net Asset         Market
                                  holders       holders       Total          Value          Value
--------------------------------------------------------------------------------------------------
PERFORMANCE PLUS (NPP)
--------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                     $        (.37)  $        --   $    (.37)  $      13.57   $      12.42
2008                                 (.70)           --        (.70)         12.69          11.50
2007                                 (.75)         (.05)       (.80)         15.22          13.59
2006                                 (.84)         (.02)       (.86)         15.78          15.09
2005                                 (.94)         (.02)       (.96)         15.51          14.43
2004                                 (.97)           --        (.97)         15.87          14.95

MUNICIPAL ADVANTAGE (NMA)
--------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                              (.40)           --        (.40)         12.97          12.24
2008                                 (.77)         (.02)       (.79)         12.12          11.41
2007                                 (.83)           --       (.83)          15.20          13.95
2006                                 (.90)         (.01)       (.91)         15.88          15.85
2005                                (1.00)         (.01)      (1.01)         15.70          15.19
2004                                (1.03)         (.01)      (1.04)         16.02          15.70
==================================================================================================

                                 Auction Rate Preferred Shares          Variable Rate Demand Preferred Shares
                                        at End of Period                            at End of Period
                            ---------------------------------------   ----------------------------------------
                              Aggregate   Liquidation                    Aggregate    Liquidation
                                 Amount    and Market         Asset         Amount     and Market        Asset
                            Outstanding         Value      Coverage    Outstanding          Value     Coverage
                                  (000)     Per Share     Per Share          (000)      Per Share    Per Share
---------------------------------------------------------------------------------------------------------------
PERFORMANCE PLUS (NPP)
---------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                     $   425,375   $    25,000   $    72,781   $         --   $         --   $       --
2008                            439,650        25,000        68,244             --             --           --
2007                            479,000        25,000        72,603             --             --           --
2006                            479,000        25,000        74,333             --             --           --
2005                            479,000        25,000        73,515             --             --           --
2004                            479,000        25,000        74,634             --             --           --

MUNICIPAL ADVANTAGE (NMA)
---------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                         298,675        25,000        71,901             --             --           --
2008                            341,650        25,000        63,314             --             --           --
2007                            358,000        25,000        70,866             --             --           --
2006                            358,000        25,000        72,743             --             --           --
2005                            358,000        25,000        72,184             --             --           --
2004                            358,000        25,000        73,128             --             --           --
===============================================================================================================

102 Nuveen Investments

                                                                    Ratios/Supplemental Data
                                                    -----------------------------------------------------------
                                                                           Ratios to Average Net Assets
                                                                            Applicable to Common Shares
                                Total Returns                               Before Credit/Reimbursement
                            ---------------------                  --------------------------------------------
                                            Based         Ending
                                               on            Net
                               Based       Common         Assets
                                  on    Share Net     Applicable       Expenses        Expenses             Net
                              Market        Asset      to Common      Including       Excluding      Investment
                               Value*       Value*  Shares (000)       Interest++(a)   Interest++        Income++
--------------------------------------------------------------------------------------------------------------------
PERFORMANCE PLUS (NPP)
--------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                        11.45%       10.01%  $    812,988           1.29%***        1.23%***        7.89%***
2008                          (10.71)      (12.49)       760,496           1.25            1.17            6.96
2007                           (4.97)        1.53        912,066           1.16            1.14            6.38
2006                           10.78         7.50        945,222           1.15            1.15            6.44
2005                            3.02         3.83        929,544           1.15            1.15            6.45
2004                            9.10         9.30        950,993           1.17            1.17            6.69

MUNICIPAL ADVANTAGE (NMA)
--------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                        11.04        10.53        560,322           1.36***         1.30***         8.82***
2008                          (13.16)      (15.65)       523,602           1.38            1.21            7.50
2007                           (7.08)        1.06        656,806           1.40            1.17            6.87
2006                           10.68         7.16        683,675           1.18            1.18            6.92
2005                            3.29         4.42        675,678           1.17            1.17            6.81
2004                            8.82         9.57        689,190           1.19            1.19            7.00
====================================================================================================================

                                               Ratios/Supplemental Data
                            ---------------------------------------------------------------
                                    Ratios to Average Net Assets
                                     Applicable to Common Shares
                                    After Credit/Reimbursement**
                            ----------------------------------------------
                                 Expenses        Expenses              Net        Portfolio
                                Including       Excluding       Investment         Turnover
                                 Interest++(a)   Interest++         Income++           Rate
--------------------------------------------------------------------------------------------
PERFORMANCE PLUS (NPP)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                              1.29%***        1.23%***         7.89%***            2%
2008                                 1.23            1.16             6.98                9
2007                                 1.14            1.13             6.39                6
2006                                 1.14            1.14             6.45                9
2005                                 1.14            1.14             6.46                6
2004                                 1.17            1.17             6.70               11

MUNICIPAL ADVANTAGE (NMA)
--------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                              1.34***         1.28***          8.83***             3
2008                                 1.36            1.19             7.52               13
2007                                 1.38            1.15             6.89               10
2006                                 1.17            1.17             6.93               11
2005                                 1.16            1.16             6.82                8
2004                                 1.18            1.18             7.00                4
============================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund, where applicable, as both are more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(b)   For the six months ended April 30, 2009.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 103

| Financial HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                                  Investment Operations
                                        ------------------------------------------------------------------------
                                                                       Distributions    Distributions
                                                                            from Net             from
                            Beginning                                     Investment          Capital
                               Common                            Net       Income to         Gains to
                                Share           Net        Realized/    Auction Rate     Auction Rate
                            Net Asset    Investment       Unrealized       Preferred        Preferred      Total
                                Value        Income      Gain (Loss)    Shareholders+    Shareholders+
-----------------------------------------------------------------------------------------------------------------
MARKET OPPORTUNITY (NMO)
-----------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                    $    12.23   $       .53   $          .34   $        (.04)  $           --        .83
2008                            14.83          1.03            (2.59)           (.31)              --      (1.87)
2007                            15.41          1.04             (.56)           (.30)              --        .18
2006                            15.14          1.02              .34            (.26)              --       1.10
2005                            15.48          1.03             (.29)           (.16)              --        .58
2004                            15.11          1.03              .37            (.08)              --       1.32

DIVIDEND ADVANTAGE (NAD)
-----------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                         11.77           .53              .74            (.04)              --       1.23
2008                            14.90          1.05            (3.14)           (.27)              --      (2.26)
2007                            15.54          1.04             (.60)           (.27)              --        .17
2006                            15.28          1.04              .32            (.24)              --       1.12
2005                            15.62          1.06             (.25)           (.15)              --        .66
2004                            15.17          1.09              .46            (.07)              --       1.48
=================================================================================================================

                                    Less Distributions
                           -------------------------------------
                                   Net
                            Investment      Capital                     Ending
                             Income to     Gains to                     Common
                                Common       Common                      Share      Ending
                                Share-       Share-                  Net Asset      Market
                               holders      holders        Total         Value       Value
-------------------------------------------------------------------------------------------
MARKET OPPORTUNITY (NMO)
-------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                    $      (.38)  $       --   $     (.38)  $     12.68   $   11.72
2008                              (.73)          --         (.73)        12.23       11.52
2007                              (.76)          --         (.76)        14.83       13.53
2006                              (.83)          --         (.83)        15.41       15.00
2005                              (.92)          --         (.92)        15.14       14.19
2004                              (.95)          --         (.95)        15.48       14.44

DIVIDEND ADVANTAGE (NAD)
-------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                           (.39)          --         (.39)        12.61       11.73
2008                              (.77)          --         (.77)        11.77       10.72
2007                              (.81)          --         (.81)        14.90       13.63
2006                              (.86)          --         (.86)        15.54       15.30
2005                             (1.00)          --        (1.00)        15.28       14.58
2004                             (1.03)          --        (1.03)        15.62       15.31
===========================================================================================

                                Auction Rate Preferred Shares         Variable Rate Demand Preferred Shares
                                      at End of Period                             at End of Period
                           --------------------------------------   ----------------------------------------
                             Aggregate   Liquidation                  Aggregate    Liquidation
                                Amount    and Market        Asset        Amount     and Market         Asset
                           Outstanding         Value     Coverage   Outstanding          Value      Coverage
                                 (000)     Per Share    Per Share         (000)      Per Share     Per Share
-------------------------------------------------------------------------------------------------------------
MARKET OPPORTUNITY (NMO)
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                    $   346,675   $    25,000   $   66,650   $        --   $         --   $        --
2008                           361,675        25,000       63,525            --             --            --
2007                           380,000        25,000       69,446            --             --            --
2006                           380,000        25,000       71,155            --             --            --
2005                           380,000        25,000       70,374            --             --            --
2004                           380,000        25,000       71,366            --             --            --

DIVIDEND ADVANTAGE (NAD)
-------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                        266,800        25,000       71,427            --             --            --
2008                           266,800        25,000       68,343            --             --            --
2007                           295,000        25,000       74,618            --             --            --
2006                           295,000        25,000       76,722            --             --            --
2005                           295,000        25,000       75,838            --             --            --
2004                           295,000        25,000       76,977            --             --            --
=============================================================================================================

104 Nuveen Investments

                                                                       Ratios/Supplemental Data
                                                     -------------------------------------------------------------
                                                                               Ratios to Average Net Assets
                                                                                Applicable to Common Shares
                                Total Returns                                   Before Credit/Reimbursement
                           -----------------------                      ------------------------------------------
                                             Based            Ending
                                                on               Net
                              Based         Common            Assets
                                 on      Share Net        Applicable      Expenses       Expenses              Net
                             Market          Asset         to Common     Including      Excluding       Investment
                              Value*         Value*      Shares (000)     Interest++(a)  Interest++         Income++
------------------------------------------------------------------------------------------------------------------------
MARKET OPPORTUNITY (NMO)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                        5.26%          6.91%          $577,567         1.35%***       1.31%***         8.62%***
2008                          (9.87)        (13.07)           557,346         1.36           1.23             7.33
2007                          (5.00)          1.20            675,577         1.38           1.19             6.87
2006                          11.92           7.49            701,559         1.19           1.19             6.73
2005                           4.70           3.78            689,682         1.19           1.19             6.66
2004                           7.97           9.00            704,760         1.21           1.21             6.75

DIVIDEND ADVANTAGE (NAD)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                       13.39          10.58            495,469         1.34***        1.23***          8.81***
2008                         (16.46)        (16.42)           462,554         1.36           1.15             7.33
2007                          (5.96)          1.10            585,496         1.24           1.13             6.60
2006                          11.19           7.59            610,316         1.12           1.12             6.54
2005                           1.77           4.27            599,887         1.17           1.17             6.48
2004                           8.37          10.06            613,328         1.14           1.14             6.69
========================================================================================================================

                                              Ratios/Supplemental Data
                           -----------------------------------------------------------------
                                     Ratios to Average Net Assets
                                     Applicable to Common Shares
                                     After Credit/Reimbursement**
                           ------------------------------------------------
                               Expenses          Expenses               Net        Portfolio
                              Including         Excluding        Investment         Turnover
                               Interest++(a)     Interest++          Income++           Rate
---------------------------------------------------------------------------------------------
MARKET OPPORTUNITY (NMO)
---------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                            1.34%***          1.31%***          8.62%***            2%
2008                               1.35              1.21              7.35                8
2007                               1.36              1.17              6.88                5
2006                               1.18              1.18              6.74               14
2005                               1.18              1.18              6.67                7
2004                               1.19              1.19              6.77                4

DIVIDEND ADVANTAGE (NAD)
---------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                            1.25***           1.14***           8.90***             2
2008                               1.20              1.00              7.48               11
2007                               1.01               .90              6.83               11
2006                                .83               .83              6.83                8
2005                                .80               .80              6.84               11
2004                                .70               .70              7.12                7
=============================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation.

      Total returns are not annualized. Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, where applicable.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund, where applicable, as both are more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(b)   For the six months ended April 30, 2009.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 105

| Financial HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                                            Investment Operations
                                          -------------------------------------------------------------
                                                                          Distributions    Distributions
                                                                               from Net             from
                              Beginning                                      Investment          Capital
                                 Common                          Net          Income to         Gains to
                                  Share          Net       Realized/       Auction Rate     Auction Rate
                              Net Asset   Investment      Unrealized          Preferred        Preferred
                                  Value       Income     Gain (Loss)      Shareholders+    Shareholders+         Total
-----------------------------------------------------------------------------------------------------------------------
DIVIDEND ADVANTAGE 2 (NXZ)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                      $    12.71   $      .50   $         .60   $             --   $           --   $      1.10
2008                              15.55         1.05           (2.81)              (.20)              --         (1.96)
2007                              16.02         1.13            (.43)              (.27)              --           .43
2006                              15.80         1.12             .32               (.24)              --          1.20
2005                              15.63         1.13             .22               (.15)              --          1.20
2004                              15.13         1.12             .51               (.07)              --          1.56

DIVIDEND ADVANTAGE 3 (NZF)
-----------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                           12.10          .54             .93               (.04)              --          1.43
2008                              15.03         1.06           (2.95)              (.27)              --         (2.16)
2007                              15.54         1.07            (.44)              (.27)            (.01)          .35
2006                              15.32         1.07             .29               (.24)              --          1.12
2005                              15.36         1.06             .01               (.15)              --           .92
2004                              14.74         1.06             .59               (.07)              --          1.58
=======================================================================================================================

                                       Less Distributions
                             --------------------------------------
                                     Net
                              Investment       Capital                      Ending
                               Income to      Gains to                      Common
                                  Common        Common                       Share      Ending
                                  Share-        Share-                   Net Asset      Market
                                 holders       holders        Total          Value       Value
-----------------------------------------------------------------------------------------------
DIVIDEND ADVANTAGE 2 (NXZ)
-----------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                      $      (.44)  $        --   $     (.44)  $      13.37   $   12.81
2008                                (.88)           --         (.88)         12.71       12.35
2007                                (.90)           --         (.90)         15.55       15.48
2006                                (.98)           --         (.98)         16.02       16.50
2005                               (1.03)           --        (1.03)         15.80       15.64
2004                               (1.03)         (.03)       (1.06)         15.63       15.38

DIVIDEND ADVANTAGE 3 (NZF)
-----------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                             (.41)           --         (.41)         13.12       12.13
2008                                (.77)           --         (.77)         12.10       10.72
2007                                (.84)         (.02)        (.86)         15.03       13.85
2006                                (.90)           --         (.90)         15.54       15.88
2005                                (.96)           --         (.96)         15.32       14.41
2004                                (.96)           --         (.96)         15.36       14.50
===============================================================================================

                                     Auction Rate Preferred Shares             Variable Rate Demand Preferred Shares
                                            at End of Period                                at End of Period
                             --------------------------------------------   -------------------------------------------
                                Aggregate     Liquidation                       Aggregate     Liquidation
                                   Amount      and Market           Asset          Amount      and Market         Asset
                              Outstanding           Value        Coverage     Outstanding           Value      Coverage
                                    (000)       Per Share       Per Share           (000)       Per Share     Per Share
------------------------------------------------------------------------------------------------------------------------
DIVIDEND ADVANTAGE 2 (NXZ)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                      $         --   $          --   $          --   $     196,000   $     100,000   $   300,844
2008                                   --              --              --         196,000         100,000       290,785
2007                              222,000          25,000          76,463              --              --            --
2006                              222,000          25,000          77,949              --              --            --
2005                              222,000          25,000          77,124              --              --            --
2004                              222,000          25,000          76,526              --              --            --

DIVIDEND ADVANTAGE 3 (NZF)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                           236,950          25,000          80,874              --              --            --
2008                              270,775          25,000          70,108              --              --            --
2007                              312,000          25,000          73,630              --              --            --
2006                              312,000          25,000          75,227              --              --            --
2005                              312,000          25,000          74,468              --              --            --
2004                              312,000          25,000          74,609              --              --            --
========================================================================================================================

106 Nuveen Investments

                                                                       Ratios/Supplemental Data
                                                        ----------------------------------------------------------
                                                                               Ratios to Average Net Assets
                                                                                Applicable to Common Shares
                                  Total Returns                                 Before Credit/Reimbursement
                             ------------------------                   ------------------------------------------
                                                Based          Ending
                                                   on             Net
                                 Based         Common          Assets
                                    on      Share Net      Applicable     Expenses        Expenses             Net
                                Market          Asset       to Common    Including       Excluding      Investment
                                 Value*         Value*   Shares (000)     Interest++(a)   Interest++        Income++
------------------------------------------------------------------------------------------------------------------------
DIVIDEND ADVANTAGE 2 (NXZ)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                           7.48%          8.83%  $     393,654         2.12%***        1.52%***        7.61%***
2008                            (15.21)        (13.23)        373,940         1.71            1.22            6.82
2007                              (.78)          2.76         456,992         1.25            1.11            6.83
2006                             11.95           7.86         470,189         1.11            1.11            6.70
2005                              8.58           7.83         462,862         1.12            1.12            6.66
2004                             11.16          10.67         457,552         1.14            1.14            6.87

DIVIDEND ADVANTAGE 3 (NZF)
------------------------------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                          17.39          12.01         529,576         1.29***         1.20***         8.49***
2008                            (17.85)        (14.99)        488,561         1.34            1.15            7.08
2007                             (7.72)          2.31         606,908         1.32            1.13            6.65
2006                             16.90           7.57         626,836         1.13            1.13            6.51
2005                              6.11           6.09         617,358         1.13            1.13            6.39
2004                             12.45          11.10         619,118         1.15            1.15            6.64
========================================================================================================================

                                                   Ratios/Supplemental Data
                             -------------------------------------------------------------------
                                        Ratios to Average Net Assets
                                         Applicable to Common Shares
                                        After Credit/Reimbursement**
                             --------------------------------------------------
                                   Expenses          Expenses               Net        Portfolio
                                  Including         Excluding        Investment         Turnover
                                   Interest++(a)     Interest++          Income++           Rate
-------------------------------------------------------------------------------------------------
DIVIDEND ADVANTAGE 2 (NXZ)
-------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                1.90%***          1.31%***          7.83%***            1%
2008                                   1.44               .95              7.09               10
2007                                    .91               .77              7.18                5
2006                                    .70               .70              7.11                5
2005                                    .67               .67              7.12                2
2004                                    .69               .69              7.32                3

DIVIDEND ADVANTAGE 3 (NZF)
-------------------------------------------------------------------------------------------------
Year Ended 10/31:
2009(b)                                1.05***            .95***           8.73***             1
2008                                   1.02               .83              7.39                7
2007                                    .93               .75              7.03               14
2006                                    .68               .68              6.96                9
2005                                    .68               .68              6.84                3
2004                                    .69               .69              7.10                3
=================================================================================================

* Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**    After custodian fee credit and expense reimbursement, where applicable.

***   Annualized.

+     The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders; income ratios reflect income earned on assets attributable to Auction Rate Preferred shares or Variable Rate Demand Preferred shares, respectively.

(a) Interest expense arises from payments to Variable Rate Demand Preferred shareholders and the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund, where applicable, as both are more fully described in Footnote 1 - Variable Rate Demand Preferred Shares and Inverse Floating Rate Securities, respectively.

(b)   For the six months ended April 30, 2009.

                                 See accompanying notes to financial statements.

                                                          Nuveen Investments 107

Reinvest Automatically Easily and Conveniently

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued

108 Nuveen Investments
by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                                                          Nuveen Investments 109

Glossary of Terms Used in this Report

o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an invest- ment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short- term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportion- ately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

110 Nuveen Investments

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's NAV per common share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of common shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

                                                          Nuveen Investments 111

Notes

112 Nuveen Investments

Notes

                                                          Nuveen Investments 113

Notes

114 Nuveen Investments

OTHER USEFUL INFORMATION

BOARD OF DIRECTORS/TRUSTEES
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Terence J. Toth

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regard- ing how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2008, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange
(NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

SHARE INFORMATION

Each Fund intends to repurchase and/or redeem shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased and/or redeemed shares of their common and/or preferred stock as shown in the accompanying table.

                           COMMON SHARES                        PREFERRED SHARES
FUND                         REPURCHASED                                REDEEMED
NPP                                   --                                     571
NMA                                   --                                   1,719
NMO                                   --                                     600
NAD                                   --                                      --
NXZ                                   --                                      --
NZF                                   --                                   1,353

Any future repurchases and/or redemptions will be reported to shareholders in the next annual or semi-annual report.

                                                          Nuveen Investments 115

NUVEEN INVESTMENTS:
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

WE OFFER MANY DIFFERENT INVESTING SOLUTIONS FOR OUR CLIENTS' DIFFERENT NEEDS.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, the Company managed $115 billion of assets on March 31, 2009.

FIND OUT HOW WE CAN HELP YOU REACH YOUR FINANCIAL GOALS.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or NUVEEN INVESTMENTS, 333 W. WACKER DR., CHICAGO, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: WWW.NUVEEN.COM/CEF

o     Share prices

o     Fund details

o     Daily financial news

o     Investor education

o     Interactive planning tools

                                                         It's not what you earn,
                                                          it's what you keep.(R)


Distributed by
Nuveen Investments, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

                                                                     ESA-B-0409D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors or Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Performance Plus Municipal Fund, Inc.
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: July 8, 2009
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: July 8, 2009
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: July 8, 2009
    -------------------------------------------------------------------